  As filed with the U.S. Securities and Exchange Commission on April 27, 2006
                           Registration No. 33-75608
                ----------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ------------------
                                    FORM N-6
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       POST EFFECTIVE AMENDMENT NO.14 [X]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 28 [X]

                John Hancock Variable Life SEPARATE ACCOUNT UV
                           (Exact Name of Registrant)

                      John Hancock Life Insurance Company
                              (Name of Depositor)

                              197 Clarendon Street
                               Boston, MA 02117
         (Complete address of depositor's principal executive offices)

                  Depositor's Telephone Number: 617-572-6000
                              ------------------
                             JAMES C. HOODLET, ESQ.
                      John Hancock Life Insurance Company
                             U.S. Protection - LAW
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                (Name and complete address of agent for service)
                              ------------------
                                    Copy to:
                            THOMAS C. LAUERMAN, ESQ.
                                Jorden Burt LLP
                       1025 Thomas Jefferson Street, N.W.
                                 Suite 400 East
                          Washington, D.C. 20007-5208
                              ------------------
It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ X ] on May 1, 2006 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                          Prospectus dated May 1, 2006
                                for interests in
                              Separate Account UV

                       Interests are made available under


                                    FLEX-V2

          a scheduled premium variable life insurance policy issued by

              JOHN HANCOCK LIFE INSURANCE COMPANY ("John Hancock")

The policy provides fixed account options with fixed rates of return declared by John Hancock
                     and the following investment accounts:

Small Cap Growth
Mid Cap Stock
International Equity Index B
Overseas Equity
Capital Appreciation
Blue Chip Growth
Real Estate Securities
Mid Value

Growth & Income
500 Index B
Equity-Income
Managed
High Yield
Global Bond
Bond Index B
Active Bond

Short-Term Bond
Money Market B
Lifestyle Growth
Lifestyle Balanced
Lifestyle Moderate
Brandes International Equity
Turner Core Growth Equity
Frontier Capital Appreciation

                            * * * * * * * * * * * *

     Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS
This prospectus is arranged in the following way:



   o The first section is called "Summary of Benefits and Risks." It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.



   o Behind the Summary of Benefits and Risks section is a section called "Fee Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy.



   o Behind the Fee Tables section is a section called "Detailed Information." This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.



   o Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.


Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements in conjunction with the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as "feeder funds", the prospectus for the corresponding "master fund" is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

                               TABLE OF CONTENTS





                                                              Page No.
                                                             ---------
SUMMARY OF BENEFITS AND RISKS .........................        4
The nature of the policy ..............................        4
Summary of policy benefits ............................        4
   Death benefit ......................................        4
   Surrender of the policy ............................        4
   Partial withdrawals ................................        5
   Policy loans .......................................        5
   Optional benefit riders ............................        5
   Investment options .................................        5
Summary of policy risks ...............................        5
   Lapse risk .........................................        5
   Premium recalculation risk .........................        5
   Investment risk ....................................        5
   Access to funds risk ...............................        6
   Transfer risk ......................................        6
   Market timing risk .................................        6
   Tax risks ..........................................        6
FEE TABLES ............................................        8
DETAILED INFORMATION ..................................      13
Table of Investment Options and Investment
   Subadvisers ........................................      13
Description of John Hancock ...........................      16
Description of John Hancock Variable Life
   Account UV .........................................      16
The fixed investment option ...........................      17
Premiums ..............................................      17
   Premium payments ...................................      17
   Maximum premium payments ...........................      17
   Required premiums ..................................      17
   Excess Value and its components ....................      18
   How we calculate Basic Account Value ...............      18
Lapse .................................................      18
   Lapse ..............................................      18
   Options on lapse ...................................      18
   Reinstatement ......................................      19
   Amount of required premiums ........................      19
   Premium recalculation ..............................      19
   Ways to pay premiums ...............................      20
   Processing premium payments ........................      20
The death benefit .....................................      21
   Limitations on payment of death benefit ............      21
   The minimum insurance amount .......................      21
   Change of Sum Insured ..............................      22
   Change of death benefit option .....................      22
   Partial surrenders .................................      22
   Effective date of certain policy transactions ......      22
   Tax consequences of coverage changes ...............      22
   Your beneficiary ...................................      22
   Ways in which we pay out policy proceeds ...........      22
   Changing a payment option ..........................      23
   Tax impact of payment option chosen ................      23
The account value .....................................      23
   Commencement of investment performance .............      23
   Allocation of future premium payments ..............      23
   Transfers of existing account value ................      23
   Limitation on number of investment options .........      24
Surrender and partial withdrawals .....................      24
   Full surrender .....................................      24


                                                              Page No.
                                                             ---------
   Partial withdrawal .................................      24
Policy loans ..........................................      25
   Repayment of policy loans ..........................      25
   Effects of policy loans ............................      25
Description of charges at the policy level ............      26
   Deductions from premium payments ...................      26
   Deductions from account value ......................      26
   Additional information about how certain policy
      charges work ....................................      27
   Sales expenses and related charges .................      27
   Effect of premium payment pattern ..................      28
   Method of deduction ................................      28
   Reduced charges for eligible classes ...............      28
   Other charges we could impose in the future ........      28
Description of charges at the fund level ..............      28
Other policy benefits, rights and limitations .........      29
   Optional benefit riders you can add ................      29
   Variations in policy terms .........................      29
   Procedures for issuance of a policy ................      29
   Commencement of insurance coverage .................      30
   Backdating .........................................      30
   Temporary coverage prior to policy delivery ........      30
   Monthly deduction dates ............................      30
   Changes that we can make as to your policy .........      30
   The owner of the policy ............................      31
   Policy cancellation right ..........................      31
   Reports that you will receive ......................      31
   Assigning your policy ..............................      31
   When we pay policy proceeds ........................      32
   General ............................................      32
   Delay to challenge coverage ........................      32
   Delay for check clearance ..........................      32
   Delay of separate account proceeds .................      32
   Delay of general account surrender proceeds ........      32
   How do you communicate with us? ....................      32
   General rules ......................................      32
   Telephone and facsimile transactions ...............      33
Distribution of policies ..............................      33
   Standard compensation ..............................      34
   Additional compensation and revenue sharing ........      34
   Differential compensation ..........................      34
Tax considerations ....................................      34
   General ............................................      35
   Policy death benefit proceeds ......................      35
   Other policy distributions .........................      35
   Policy loans .......................................      36
   Diversification rules and ownership of the
      Account .........................................      36
   7-pay premium limit and modified endowment
      contract status .................................      36
   Corporate and H.R. 10 retirement plans .............      37
   Withholding ........................................      37
   Life insurance purchases by residents of Puerto
      Rico ............................................      37
   Life insurance purchases by non-resident aliens.....      37
Financial statements reference ........................      37
Registration statement filed with the SEC .............      38
Independent registered public accounting firm .........      38

                         SUMMARY OF BENEFITS AND RISKS


The nature of the policy

     The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the CDSC. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments." We require that your first premium at least equal your first "Required Premium" (discussed below). Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy. Your can request that we bill you for amounts of premiums that exceed your Required Premium payments and you can subsequently request that we change the amount that we bill.

     If the life insurance protection is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate you will be issued and not to the master group policy.


Summary of policy benefits


Death benefit

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called your "Guaranteed Death Benefit". In the policy, this may also be referred to as the "Sum Insured."

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are three ways of calculating the death benefit. You choose which one you want in the application. The three death benefit options are:

   o Option 1 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

   o Option 2 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit plus your policy's Excess Value (if any) on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

   o Option 3 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the "cash value accumulation test" (as described below).

If neither Option 1 nor Option 2 meets your objectives, you may elect Option 3. If you elect Option 3 and your policy is issued in New York, we will issue a special Option 3 endorsement to your policy. If your policy is issued in New York and the insured person is less than age 20 at the time of application for the policy, Option 3 will automatically apply and remain applicable for the life of the policy.


Surrender of the policy

     You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt and less any CDSC and administrative surrender charge that then applies. This is called your "surrender value." You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

     o the amount you invested,

     o plus or minus the investment experience of the investment options you've chosen,

     o minus all charges we deduct, and

     o minus all withdrawals you have made.

     If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under "Policy loans."

Partial withdrawals

     Under our current administrative rules, you may make a partial withdrawal of your policy's Excess Value, if any, once in each policy year after the first policy year (see "Excess Value and its components"). Each partial withdrawal must be at least $1,000. There is a $20 charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge.


Policy loans

     You may borrow from your policy at any time after the first policy year by completing the appropriate form. The minimum amount of each loan is $300. The maximum amount you can borrow is determined by a formula. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.


Optional benefit riders

     When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.


Investment options

     The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.


Summary of policy risks


Lapse risk

     If your policy enters a grace period, we will notify you of how much you will need to pay to keep the policy in force. You will have a "grace period" of at least 31 days after we mail the notice to make that payment. If you don't pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

     Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.


Premium recalculation risk

     If you do not request a premium recalculation (as described under "Premium recalculation") prior to the policy anniversary nearest the insured person's 69th birthday (or, if later, the ninth policy anniversary), then we will automatically perform the recalculation at the next policy anniversary. The recalculated base policy premium may be higher than the previous base policy premium.


Investment risk

     As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.

Access to funds risk

     There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge ("CDSC") that may be payable upon surrender. The CDSC is a percentage of the premiums you've paid and disappears only after 13 policy years have passed. See the "Fee Tables" section of this prospectus for details on the CDSC. There is also a charge for each partial withdrawal you make. It is usually $20. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term "business day" is defined under "Your Investment Options".


Transfer risk

     There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the number of options you can invest in at one time. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.


Market timing risk

     Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the investment option's underlying fund to increased portfolio transaction costs and/or disrupt the fund manager's ability to effectively manage the fund's investment portfolio in accordance with the fund's investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

     To discourage disruptive frequent trading activity, we impose restrictions on transfers (see "Transfers of existing account value") and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see "How you communicate with us"). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

     While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.


Tax risks

     In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment contract", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES
     This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

     The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy or withdraw account value.


                                     Transaction Fees
               Charge                                  When Charge is Deducted
 Maximum premium sales charge             Upon payment of premium
 Premium tax charge                       Upon payment of premium
 DAC tax charge                           Upon payment of premium
 Administrative surrender charge          Upon lapse or surrender within first 9 policy
                                          years
 Maximum contingent deferred sales        Upon surrender of the policy within the period
 charge (CDSC)                            stated

                                          Upon decrease in Sum Insured
 Maximum premium recalculation            Upon premium recalculation(4)
 charge
 Extra mortality risk charge(5)           Upon payment of premium
 Maximum partial withdrawal charge        Upon making a partial withdrawal



               Charge                                 Amount Deducted
 Maximum premium sales charge             5% of premium paid in any policy
                                          year(1)
 Premium tax charge                       2.35% of each premium paid
 DAC tax charge                           1.25% of each premium paid
 Administrative surrender charge          $5 per $1,000 of Guaranteed Death
                                          Benefit in policy years 1-6(2)
 Maximum contingent deferred sales        15% of base policy premiums due for
 charge (CDSC)                            surrenders in policy years 1- 6(3)

                                          Pro rata portion of applicable CDSC
 Maximum premium recalculation            3% of amount of Excess Value at the
 charge                                   time of premium recalculation
                                          (currently 1.5%)
 Extra mortality risk charge(5)           Up to $105.14 per $1,000 of current
                                          Sum Insured
 Maximum partial withdrawal charge        $20


(1) The current charge applies only in policy years 1-10 and is only 3.5% for policies with face amounts equal to or great than $250,000.

(2) The administrative surrender charge decreases in later policy years as follows: for policy years 7 and 8, it is $4 per $1,000 of Guaranteed Death Benefit; and for policy year 9, it is $3 per $1,000 of Guaranteed Death Benefit.

(3) The CDSC percentage decreases in later policy years as follows: for policy year 7, it is 12.85%; for policy year 8, it is 10%; for policy year 9, it is 7.77%; for policy year 10, it is 6%; for policy year 11, it is 4.55%; for policy year 12, it is 2.92%; for policy 13, it is 1.54%; and for policy years 14 and later, it is 0%.

(4) This charge is mandatory in that premium recalculation will automatically occur if not requested prior to the later of (i) the policy anniversary nearest the insured person's 69th birthday, or (ii) the ninth policy anniversary.

(5) This charge is determined in accordance with our underwriting rules and is assessed if the insured person does not qualify for either the preferred or standard underwriting class. Underwriting classifications are based upon a number of factors, the most important of which is medical history.

     The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge, the policy loan interest rate and a portion of the rider charges, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.


       Periodic Charges Other Than Fund Operating Expenses
                                              When Charge is
              Charge                             Deducted
 Insurance charge:(1)
  Minimum charge                        Monthly
  Maximum charge                        Monthly
  Charge for representative             Monthly
  insured person
 Issue charge                           Monthly in first policy
                                        year only
 Maintenance charge                     Monthly
 Guaranteed death benefit charge        Monthly
 M&E charge(2)                          Daily from separate
                                        account assets
 Maximum policy loan interest           Accrues daily Payable
 rate(3)                                annually



                                                                       Amount Deducted
              Charge                               Guaranteed Rate                            Current Rate
 Insurance charge:(1)
  Minimum charge                        $0.06 per $1,000 of AAR                   $0.04 per $1,000 of AAR
  Maximum charge                        $165.34 per $1,000 of AAR                 $41.60 per $1,000 of AAR
  Charge for representative             $0.10 per $1,000 of AAR                   $0.14 per $1,000 of AAR
  insured person
 Issue charge                           $ 20                                      $ 20
 Maintenance charge                     $  8                                      $  8
 Guaranteed death benefit charge        3(cent) per $1,000 of Guaranteed          1(cent) per $1,000 of Guaranteed
                                        Death Benefit                             Death Benefit
 M&E charge(2)                          .002% of assets                           .002% of assets
 Maximum policy loan interest           5.0%                                      5.0%
 rate(3)


(1) The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" rate shown in the table at the guaranteed rate is the rate in the first policy year for a $1,000,000 policy issued to cover a 10 year old female preferred non-tobacco underwriting risk. The "minimum" rate shown in the table at the current rate is the rate in the twelfth policy year for a $1,000,000 policy issued to cover a 0 year old female preferred non-tobacco underwriting risk. The "maximum" rate shown in the table at both the guaranteed and current rates is the rate in the first policy year for a $100,000 policy issued to cover a 99 year old male standard tobacco underwriting risk. The "representative insured person" referred to in the table is a 35 year old male standard non-tobacco underwriting risk with a $100,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock representative.

(2) This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to the fixed investment option.The effective annual rate equivalents of the actual unrounded daily rates charged are .60% and .60%, respectively.

(3) 5.0% is the effective annual interest rate we charge. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 5.0% during policy years 1-20 and 4.50% thereafter. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

                          Rider Charges
                                                   When Charge is
                   Charge                             Deducted
 Insured or Spouse YRT Rider:(1)
  Minimum Charge                                  Monthly
  Maximum Charge                                  Monthly
  Charge for representative insured person        Monthly
 Children's Insurance Benefit Rider               Monthly
 Accidental Death Benefit Rider(2)
  Maximum Charge                                  Monthly
  Maximum Charge                                  Monthly
  Charge for representative insured person        Monthly
 Disability Payment of Premium Rider:(3)
  Minimum Charge                                  Monthly
  Maximum Charge                                  Monthly
  Charge for representative insured person        Monthly
 Applicant Payment of Premium Rider:(4)
  Minimum Charge                                  Monthly
  Maximum Charge                                  Monthly
  Charge for representative insured person        Monthly



                   Charge                                                    Amount Deducted
 Insured or Spouse YRT Rider:(1)
  Minimum Charge                                  $0.08 per $1,000 of YRT death benefit
  Maximum Charge                                  $83.33 per $1,000 of YRT death benefit
  Charge for representative insured person        $0.20 per $1,000 of YRT death benefit
 Children's Insurance Benefit Rider               $0.50 per $1,000 Rider Sum Insured
 Accidental Death Benefit Rider(2)
  Maximum Charge                                  $0.75 per $1,000 of accidental death benefit
  Maximum Charge                                  $1.71 per $1,000 of accidental death benefit
  Charge for representative insured person        $0.78 per $1,000 of accidental death benefit
 Disability Payment of Premium Rider:(3)
  Minimum Charge                                  4.38% of Required Premium for base policy (including ratings)
  Maximum Charge                                  15.16% of Required Premium for base policy (including ratings)
  Charge for representative insured person        4.56% of Required Premium for base policy (including ratings)
 Applicant Payment of Premium Rider:(4)
  Minimum Charge                                  0.003 times Required Premium for base policy and all other riders
  Maximum Charge                                  0.04 times Required Premium for base policy and all other riders
  Charge for representative insured person        0.004 times Required Premium for base policy and all other riders


(1) "YRT" stands for "Yearly Renewable Term". The charge for this rider is determined by multiplying the amount of insurance under the rider by the applicable cost of insurance rate for the rider. The rate varies widely depending upon the amount of YRT coverage and the insurance risk characteristics and gender of the person insured under the rider. The "minimum" rate shown in the table is the rate for a rider with $1,000,000 of coverage issued to cover a 0 year old female preferred underwriting risk. The "maximum" rate shown in the table is the rate for a rider with $100,000 of coverage issued to cover a 99 year old male standard tobacco underwriting risk. The "representative insured person" referred to in the table is a 35 year old male standard non-tobacco underwriting risk with $100,000 of rider coverage. If the Disability Payment of Premium Rider is also elected, the charge for this rider will be increased by 54%. If the person covered under this rider is rated substandard, there will be an extra charge for this rider of up to $445.61 per $1,000 of YRT death benefit.

(2) The charge for this rider is determined by multiplying the amount of insurance for which we are at risk by the applicable rate. The rates vary by the issue age and the insurance risk characteristics of the insured person. The "minimum" rate shown in the table is for a 20 year old male tobacco underwriting risk. The "maximum" rate shown in the table is for an 85 year old female preferred non- tobacco underwriting risk. The "representative insured person" referred to in the table is a 35 year old male standard non-tobacco underwriting risk.

(3) The charge for this rider is determined by multiplying the total Required Premium for the base policy by the applicable rate. The rates vary widely depending upon the age and rider underwriting rating of the insured person. The "minimum" rate shown in the table is for a 17 year old insured person with a standard rider rating. The "maximum" rate shown in the table is for a 36 year old insured person with the maximum substandard rider rating. The "representative insured person" referred to in the table is a 35 year old with a standard rider rating.

(4) The charge for this rider is determined by multiplying the total Required Premium for the base policy and the charges for all other riders by the applicable rate. The rates vary widely depending upon the age of the applicant and the age of the insured person. The "minimum" rate shown in the table is for an 18 year old applicant and a 0 year old insured person. The "maximum" rate shown in the table is for a 50 year old applicant and a 14 year old insured person. The "representative applicant and insured person" referred to in the table are 35 and 0 years old, respectively.

     The next table describes the minimum and maximumportfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.


            Total Annual Portfolio Operating Expenses                   Minimum        Maximum
 Range of expenses, including management fees, distribution and/
                                                                       0.50%          1.13%
 or service (12b-1) fees, and other expenses

     The next table describes the fees and expenses for each class of shares of each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee.The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use theportfolio as its underlying investment medium. All of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. The expense ratios shown in the table for the NAV class shares of a portfolio are estimates for the current fiscal year.

     Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)


                                                   Management        12b-1          Other              Total
Portfolio                                             Fees            Fees        Expenses        Annual Expenses
--------------------------------------------      ------------      -------      ----------      ----------------
 Small Cap Growth ..........................      1.07%             N/A          0.06%           1.13%
 Mid Cap Stock .............................      0.84%             N/A          0.08%           0.92%
 International Equity Index BB/C/D .........      0.55%             N/A          0.04%           0.59%
 Overseas EquityB ..........................      1.05%             N/A          0.23%           1.28%
 Capital Appreciation ......................      0.81%             N/A          0.05%           0.86%
 Blue Chip Growth ..........................      0.81%A            N/A          0.07%           0.88%
 Real Estate Securities ....................      0.70%             N/A          0.06%           0.76%
 Mid Value .................................      0.98%A            N/A          0.08%           1.06%
 Growth & IncomeB ..........................      0.68%             N/A          0.08%           0.76%
 500 Index BB/C/D ..........................      0.47%             N/A          0.03%           0.50%
 Equity-Income .............................      0.81%A            N/A          0.05%           0.86%
 ManagedB ..................................      0.69%             N/A          0.06%           0.75%
 High Yield ................................      0.66%             N/A          0.07%           0.73%
 Global Bond ...............................      0.70%             N/A          0.12%           0.82%
 Bond Index BB/C/D .........................      0.47%             N/A          0.03%           0.50%
 Active BondB ..............................      0.60%             N/A          0.07%           0.67%
 Short-Term BondB ..........................      0.59%             N/A          0.09%           0.68%
 Money Market BB/C/D .......................      0.49%             N/A          0.04%           0.53%
 Lifestyle Growth ..........................      0.05%             N/A          0.89%E          0.94%
 Lifestyle Balanced ........................      0.05%             N/A          0.86%E          0.91%
 Lifestyle Moderate ........................      0.05%             N/A          0.81%E          0.86%


AThe Adviser has voluntarily agreed to waive a portion of its advisory fee for the Blue Chip Growth and Equity-Income portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth Fund and Equity-Income Fund (collectively, the "T. Rowe Portfolios").

The percentage fee reduction is as follows:



Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the Management Fee)
----------------------------------      ----------------------------------------
  First $750 million..............                        0.00%
  Over $750 million...............                         5.0%


Effective November 1, 2006, the percentage reduction will be as follows:



Combined Average Daily Net                               Fee Reduction
Assets of the T. Rowe Portfolios            (as a percentage of the Management Fee)
-------------------------------------      ----------------------------------------
  First $750 million.................                        0.00%
  Next $750 million..................                         5.0%
  Excess over $1.5 billion...........                         7.5%


This voluntary fee waiver may be terminated at any time by the Adviser.

BCommenced operations April 29, 2005.

CBased on estimates for the current fiscal year.

DThe adviser for this fund has agreed, pursuant to its agreement with the John Hancock Trust, to waive its management fee (or, if necessary, reimburse expenses of the fund) to the extent necessary to limit the fund`s "Annual Operating Expenses". A fund's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the fund not incurred in the ordinary course of the fund`s business. Under the agreement, the adviser's obligation will remain in effect until May 1, 2007 and will terminate after that date only if the John Hancock Trust, without the prior written consent of the adviser, sells shares of the fund to (or has shares of the fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement. If this fee waiver had been reflected, the management fee shown for the 500 Index Trust B, Bond Index Trust B, International Equity Index Trust B and Money Market Trust B would be 0.22%, 0.22%, 0.30% and 0.24%, respectively, and the Total Fund Annual Expenses shown would be 0.25%, 0.25%, 0.34% and 0.28%, respectively.

EEach of the Lifestyle Trusts may invest in all the other Trust portfolios except the American Growth Trust, the American International Trust, the American Blue Chip Income and Growth Trust and the American Growth-Income Trust (the "Underlying Portfolios"). The annual expenses ratios for the Underlying Portfolios range from 0.34% to 1.35%.

                              DETAILED INFORMATION
     This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.


Table of Investment Options and Investment Subadvisers

     When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") and hold the shares in a sub-account of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2005, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

     The John Hancock Trust is a so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS LLC and indirectly benefit from any investment management fees JHIMS LLC retains.

     The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates.

     The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

     The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

     The portfolios available under the policies are as follows:



 Portfolio                Portfolio Manager                      Investment Description
===================      =================================      =============================================================
 Small Cap Growth        Wellington Management Company,         Seeks long-term capital appreciation by investing, under
                         LLP                                    normal market conditions, primarily in small-cap
                                                                companies that are believed to offer above average potential for growth in revenues and earnings.
 Mid Cap Stock            Wellington Management Company,         Seeks long-term growth of capital by investing primarily in
                         LLP                                    equity securities of mid-size companies with significant
                                                                capital appreciation potential.

 Portfolio                            Portfolio Manager
===============================      =================================
 International Equity Index B        SSgA Funds Management, Inc.
 Overseas Equity                      Capital Guardian Trust Company
 Capital Appreciation                Jennison Associates LLC
 Blue Chip Growth                     T. Rowe Price Associates, Inc.
 Real Estate Securities              Deutsche Asset Management Inc.
 Mid Value                            T. Rowe Price Associates, Inc.
 Growth & Income                     Independence Investment LLC
 500 Index B                          MFC Global Investment
                                     Management (U.S.A.) Limited
 Equity-Income                       T. Rowe Price Associates, Inc.



 Portfolio                            Investment Description
===============================      ================================================================
 International Equity Index B        Seeks to track the performance of broad-based equity
                                     indices of foreign companies in developed and emerging
                                     markets by attempting to track the performance of the
                                     MSCI All Country World ex-US Index*.
 Overseas Equity                      Seeks long-term capital appreciation by investing, under
                                     normal conditions, at least 80% of its assets in equity
                                     securites of companies outside the U.S. in a diversified mix of large established and medium-sized foreign companies
                                     located primarily in developed countries and, to a lesser
                                     extent, in emerging markets.
 Capital Appreciation                Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                     subadviser believes have above-average growth prospects.
                                     These companies are generally medium-to-large
                                     capitalization companies.
 Blue Chip Growth                     Seeks to achieve long-term growth of capital (current
                                     income is a secondary objective) by investing, under
                                     normal market conditions, at least 80% of the portfolio's
                                     total assets in the common stocks of large and medium-
                                     sized blue chip growth companies. Many of the stocks in
                                     the portfolio are expected to pay dividends.
 Real Estate Securities              Seeks to achieve a combination of long-term capital
                                     appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate
                                     companies.
 Mid Value                            Seeks long-term capital appreciation by investing, under
                                     normal market conditions, primarily in a diversified mix of common stocks of mid size U.S. companies that believed to
                                     be undervalued by various measures and offer good
                                     prospects for capital appreciation.
 Growth & Income                     Seeks income and long-term capital appreciation by
                                     investing, under normal market conditions, primarily in a
                                     diversified mix of common stocks of large U.S. companies.
 500 Index B                          Seeks to approximate the aggregate total return of a broad
                                     U.S. domestic equity market index investing, under normal
                                     market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common
                                     stocks that are included in the S&P 500 Index* and (b)
                                     securities (which may or may not be included in the S&P
                                     500 index) that MFC Global (U.S.A.) believes as a group
                                     will behave in a manner similar to the index.
 Equity-Income                       Seeks to provide substantial dividend income and also long-
                                     term capital appreciation by investing primarily in
                                     dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing
                                     dividends and capital appreciation.

 Portfolio                  Portfolio Manager
=====================      ==================================
 Managed                   Independence Investmetn LLC
                           Capital Guardian Trust Company
                           Declaration Management &
                           Research LLC
 High Yield                 Salomon Brothers Asset
                           Management Inc.
 Global Bond               Pacific Investment Management
                           Company
 Bond Index B               Declaration Management &
                           Research
 Active Bond               Declaration Management &
                           Research LLC
                           Sovereign Asset Management, LLC,
                           LLC
 Short Term Bond            Declaration Management &
                           Research LLC
 Money Market B            MFC Global Investment
                           Management (U.S.A.) Limited
 Lifestyle Growth           MFC Global Investment
                           Management (U.S.A.) Limited
                           Deutsche Asset Management Inc.
 Lifestyle Balanced        MFC Global Investment
                           Management (U.S.A.) Limited
                           Deutsche Asset Management Inc.
 Lifestyle Moderate         MFC Global Investment
                           Management (U.S.A.) Limited
                           Deutsche Asset Management Inc.



 Portfolio                  Investment Description
=====================      ===============================================================
 Managed                   Seeks the balanced accomplishment of (a) conservation of
                           principal and (b) long-term growth of capital and income
                           by investing the portfolio's assets in both equity and fixed-
                           income securities. The subadviser has full discretion to
                           determine the allocation between equity and fixed income
                           securities.
 High Yield                 Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities,
                           including corporate bonds and other fixed-income
                           securities.
 Global Bond               Seeks to realize maximum total return, consistent with
                           preservation of capital and prudent investment
                           management, by investing the portfolio's assets primarily in fixed income securities denominated in major foreign
                           currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.
 Bond Index B               Seeks to track the performance of the Lehman Brother
                           Aggregate Index** (which represents the U.S. investment
                           grade bond market) by investing at least 80% of its assets in securities listed in the Lehman Index.
 Active Bond               Seeks income and capital appreciation by investing at least
                           80% of its assets in a diversified mix of debt securities and instruments.
 Short Term Bond            Seeks income and capital appreciation by investing at least
                           80% of its assets in a diversified mix of debt securities and instruments.
 Money Market B            Seeks maximum current income consistent with
                           preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397
                           days or less issued primarily by U. S. entities.
 Lifestyle Growth           Seeks to provide long-term growth of capital with
                           consideration also given to current income by investing
                           approximately 20% of the Lifestyle Trust's assets in other portfolios of the Trust which invest primarily in fixed
                           income securities and approximately 80% of its assets in
                           other portfolios of the Trust which invest primarily in
                           equity securities.
 Lifestyle Balanced        Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                           Lifestyle Trust's assets in other portfolios of the Trust
                           which invest primarily in fixed income securities and
                           approximately 60% of its assets in other portfolios of the
                           Trust which invest primarily in equity securities.
 Lifestyle Moderate         Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                           Lifestyle Trust's assets in other portfolios of the Trust
                           which invest primarily in fixed income securities and
                           approximately 40% of its assets in other portfolios of the
                           Trust which invest primarily in equity securities.

* "S&P 500 (Reg. TM)" is a trademark of The McGraw-Hill Companies, Inc. "Russell 2500 (Reg. TM) is a trademark of Frank Russell Company. "MSCI All Country World ex US Index" is a trademark of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

**The Lehman Brothers Aggregate Index is a Bond Index. A Bond Index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

     The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of December 31, 2005, set out below:

     MSCI All Country World ex US Index - $419 million to $219.5 billion Russell 2500 Index - $25 million to $11.2 billion
     S&P 500 Composite Stock Price Index - $768 million to $370 billion


Description of John Hancock

     We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2005, our assets were approximately $99.3 billion.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     We have received the following ratings from independent rating agencies:

     A++ A.M.
     Best Superior companies have a very strong ability to meet their obligations; 1st category of 16

     AA+ Fitch Ratings
     Very strong capacity to meet policyholder and contract obligations; 2nd category of 24

     AA+ Standard & Poor's
     Very strong financial security characteristics; 2nd category of 21

     Aa2 Moody's
     Excellent in financial strength; 3rd category of 21

     These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.


Description of John Hancock Variable Life Account UV

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account UV (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account's own investment experience and not the investment experience of John Hancock's other assets.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.


The fixed investment option

     Our obligations under the policy's fixed investment options are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

     Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 ("1933 Act") and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment options may, however, be subject to certain generally applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.


Premiums


Premium payments

     We call the investments you make in the policy "premiums" or "premium payments". We require that your first premium at least equal your first "Required Premium" (discussed below). Except as noted below, you can make any other premium payments you wish at any time. You can request that we bill you for amounts of premiums that exceed your Required Premium payments and you can subsequently request that we change the amount that we bill.


Maximum premium payments

     If you have chosen the Option 1 or Option 2 death benefit (see "The Death Benefit"), federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We`ll monitor your premium payments and let you know if you're about to exceed this limit. (See "Tax Considerations").

     Also, we may refuse to accept any amount of an additional premium if:

   o that amount of premium would increase our insurance risk exposure, and the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance, or

   o that amount of premium would cause the cumulative premiums you have paid to date to exceed the cumulative scheduled premiums due to date under the policy.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.


Required premiums

     The Policy Specifications page of your policy will show the "Required Premium" for the policy. In the policy application, you will choose one of the following "modes" of premium payment - annual, semi-annual, quarterly or monthly. We make no additional charge for any of these choices of payment mode. You can request that we change your payment mode at any time.

     The scheduled date on which such a payment is "due" is referred to in the policy as a "modal processing date." Premiums are scheduled to be paid for the whole of the insured person's lifetime. If, on any modal processing date, the cumulative amount of all premium payments you have made does not equal or exceed the cumulative amount of all Required Premiums due through that date, your policy will enter a grace period, unless your policy has Excess Value as of that date. For purposes of determining whether enough premiums have been paid as of any modal processing date, we reduce the amount of premiums you have paid by the amount of any withdrawals you have taken from what we consider to be the "premium component" of any Excess Value in your policy (see below).


Excess Value and its components

     As of the last business day in each policy month, we compare the account value of the policy against the "Basic Account Value" (described below) to determine if any "Excess Value" exists under the policy. Excess Value is any amount of account value greater than the Basic Account Value. If you wish to know the amount of Excess Value at any time, just contact our Servicing Office.


     The Basic Account Value generally increases over the life of the policy, as the attained age of the insured person increases. Basic Account Value can be thought of as what the guaranteed cash value would be under an otherwise comparable non-variable whole life policy. It is the amount we deem necessary to support your policy's benefits at any time based on accepted actuarial methods and assumptions. See "How we calculate Basic Account Value" below for further details.

     Excess Value may arise from two sources. The "premium component" is that portion of Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn) exceed the cumulative amount of Required Premiums due to date. The "experience component" is that portion of Excess Value above the premium component and arises out of favorable investment experience or lower than maximum insurance and expense charges.


How we calculate Basic Account Value

     The Basic Account Value at any time is what the policy's account value would have been at that time if (1) level annual premiums (and no additional premiums) had been paid in the amount of the maximum guaranteed recalculation premium at issue and earned a constant net return of 4% per annum and (2) the cost of insurance charges had been deducted at the maximum rates set forth in the policy, and no other charges. The maximum guaranteed recalculation premium at issue is described under "Premium recalculation" and its amount is specified in each policy.

     Notwithstanding the foregoing, if there is a policy loan outstanding, the Basic Account Value will not be less than 110% of the outstanding loan. Also, in all cases where optional rider benefits have been selected, or the insured person is in a substandard risk category, an additional amount will be added in computing the Basic Account Value to cover these items through the end of the then-current policy year.


Lapse

     If your policy enters a grace period, we will notify you of how much you will need to pay to keep the policy in force. You will have a "grace period" of at least 31 days after we mail the notice to make that payment. If you don't pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). If the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan.


Options on lapse

     If a policy lapses, we apply the surrender value on the date of lapse to one of three options for continued insurance that does not require further payment of premium: Variable Paid-Up Insurance, Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person, commencing on the date of lapse.

     Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the policy, which the surrender value will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease, subject to any guarantee, in response to the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy surrender value will purchase.

     The Variable Paid-Up Insurance option is not available unless its initial amount is at least $5,000. If you have elected no option before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk. In either of the latter cases, Fixed Paid-Up Insurance is provided.

     You may surrender a policy that is being continued under any of these options for the option's surrender value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options.


Reinstatement

     You can still reactivate (i.e., "reinstate") a lapsed policy within 3 years from the beginning of the grace period, unless the surrender value has been paid out or otherwise exhausted or the period of any Fixed Extended Term Insurance has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy.


Amount of required premiums

     We initially determine the amount of your scheduled premium at the time your policy is issued, in accordance with our established rules and rates. It consists of a "base policy premium" plus certain additional amounts if the insured person presents an extra mortality risk to us or if you have purchased certain additional insurance benefits. These amounts will be set forth in the "Policy Specifications" section of your policy as the components of your Required Premium.

     The "base policy premium" is the amount of the Required Premium for an insured person in the "standard" underwriting risk class who has not purchased any additional insurance benefits by rider. The base policy premium will not change until the Required Premium recalculation discussed below, or until such time as you partially surrender the policy.


Premium recalculation

     You may make a one-time request that we recalculate your base policy premium at any time not later than the policy anniversary nearest the insured person's 69th birthday (or, if later, the ninth policy anniversary). The base policy premium that results from the recalculation will apply to all periods subsequent to the recalculation. That resulting base policy premium may be higher or lower than, or the same as, the previous base policy premium. This, in turn, will determine whether the Required Premium will be higher, lower or stay the same for those subsequent periods. If your right to request a premium recalculation expires without your having exercised it, we will automatically perform the premium recalculation at the next policy anniversary.

     The premium recalculation feature makes it possible for us to set a lower base policy premium (and thus a lower Required Premium) at the time the policy is issued than would be possible without this feature. If you wish to "lock in" a base policy premium (and Required Premium) at any time prior to the feature's expiration, you can do so by requesting a premium recalculation.

     The amount of the new base policy premium after a premium recalculation depends on the insured person's sex, smoking status, attained age, the guaranteed death benefit under the policy and the account value at the close of the business day that precedes the recalculation. The new base policy premium will never exceed the policy`s "guaranteed maximum recalculation premium" based on the insured person's attained age at the time of the recalculation. The guaranteed maximum recalculation premium for each attained age will appear in the "Policy Specifications" section of your policy.

     The guaranteed maximum recalculation premium increases as the insured person's attained age increases. Accordingly, by delaying the premium recalculation, you assume the risk that the base policy premium following the recalculation will be higher than it would have been had the recalculation been performed at an earlier date. The longer the delay and the lower the policy's account value, the greater the risk. On the other hand, by postponing the premium recalculation, you may benefit from (1) a lower base policy premium prior to the recalculation and (2) a longer period to accumulate enough account value to reduce the possibility (or amount) of an increase in the base policy premium at the time of the recalculation.

     If your policy has any Excess Value at the time of the premium recalculation, the base policy premium will be less following the recalculation than it would have been had the recalculation been performed at the earliest possible date (i.e., at the time of policy issuance). Otherwise it will be more.

     As an example, consider a policy issued to a male standard risk non-smoker age 35 at issue with Death Benefit Option 1 in the amount of $100,000 and assuming current charge rates. If no premium recalculation is made at policy issuance, the base policy premium for the policy would be $900 until such time as the premium recalculation is made. Assuming that amount of premium is paid annually until the premium recalculation, and assuming constant gross annual investment returns at the rates set forth below, the following table illustrates what the base policy premium would be following a recalculation on the dates shown.


                               Base Policy Premium Following Recalculation
                             Assuming Hypothetical Gross Annual Rate of Return
                                                    of:
                             ------------------------------------------------
Policy Anniversary of
Premium Recalculation             0%                6%                12%
-----------------------      ------------      ------------      ------------
  0 (Issue Date) ......       $1,414.00         $1,414.00         $1,414.00
  5 ...................       $1,607.99         $1,581.92         $1,551.41
  10 ..................       $1,900.30         $1,791.31         $1,635.15
  15 ..................       $2,334.72         $2,058.15         $1,566.76
  20 ..................       $3,008.11         $2,433.77         $1,151.92
  25 ..................       $4,077.27         $2,998.48         $    0.00
  30 ..................       $5,845.15         $3,914.46         $    0.00
  35* .................       $8,404.00         $5,561.76         $    0.00


* Mandatory premium recalculation if you do not choose earlier date.

     We will make a one-time charge if the new base policy premium is less than the guaranteed maximum recalculation premium that would have applied had the recalculation been done at the time the policy was issued. The charge will not exceed 3% (currently 11/2%) of the policy's Excess Value exceeds at the time of the premium recalculation. See "Guaranteed death benefit charge".

     The amount of any account value that is considered Excess Value under your policy may increase or decrease as a result of a premium recalculation. See "Excess Value and its components" above.


Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock Servicing Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

     o by wire or by exchange from another insurance company,

   o via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     o if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Servicing Office.


Processing premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If you pay a sufficient premium to take your policy out of a grace period, the portion of such premium that equals the overdue Required Premium will be processed as of that Required Premium's due date.

     (3) If the first Required Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the first Required Premium is received.

     (4) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (5) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

     o The tax problem resolves itself prior to the date the refund is to be made; or

   o The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

     In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (6) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.



The death benefit

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called your "Guaranteed Death Benefit". In the policy, this may also be referred to as the "Sum Insured."

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are 3 ways of calculating the death benefit. You must choose which one you want in the application. The three death benefit options are:

   o Option 1 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" (as described below).

   o Option 2 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit plus your policy's Excess Value (if any) on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

   o Option 3 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the "cash value accumulation test" (as described below).

If neither Option 1 nor Option 2 meets your objectives, you may elect Option 3. If you elect Option 3 and your policy is issued in New York, we will issue a special Option 3 endorsement to your policy.If your policy is issued in New York and the insured person is less than age 20 at the time of application for the policy, Option 3 will automatically apply and remain applicable for the life of the policy.

     For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Options 1 or 3. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Options 1 or 3 than under Option 2 for the same premium payments.


Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.


The minimum insurance amount

     In order for a policy to qualify as life insurance under federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under federal tax law. Death benefit Options 1 and 2 use the "guideline premium and cash value corridor test" while Option 3 uses the "cash value accumulation test." For Options 1 and 2, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. For Option 3, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

Change of Sum Insured

     You may request a decrease in your Sum Insured at any time, subject to our administrative rules in effect at the time. If approved, any such decrease will be effective on the monthly processing date next following our receipt of the request. A pro-rata portion of any contingent deferred sales charge will be deducted from your account value as a result of any such decrease.

     Under our current administrative rules, you cannot request an increase in your Sum Insured.


Change of death benefit option

     On any policy anniversary after the first, you may request to change your coverage from death benefit Option 1 to Option 2 or vice-versa. If you request a change from Option 1 to Option 2, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure. If you have chosen death benefit Option 3, you can never change to either Option 1 or Option 2.


Partial surrenders

     You may partially surrender your policy upon submission of a written request satisfactory to us in accordance with our rules. Currently, the policy after partial surrender must have a Guaranteed Death Benefit at least as large as the minimum amount for which we would issue a policy on the life of the insured person. The Required Premium for the policy will be adjusted to prospectively reflect the new Guaranteed Death Benefit. A pro-rata portion of the account value will be paid to you and a pro-rata portion of any contingent deferred sales charge and any administrative surrender charge will be deducted. Possible alternatives to the partial surrender of the policy would be withdrawal of some or all of your Excess Value or taking a policy loan.


Effective date of certain policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve your request:

     o Face amount increases, when and if permitted by our administrative rules

     o Change of death benefit option

     Face amount decreases take effect on the monthly deduction date on or next following the date we approve the request for decrease.


Tax consequences of coverage changes

     Please read "Tax considerations" to learn about possible tax consequences of changing your insurance coverage under the policy.


Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.


Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     o Option 1 - Proceeds left with us to accumulate with interest

     o Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     o Option 2B - Equal monthly payments for a specified period of time

     o Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     o Option 4 - Equal monthly payments for life with no refund

     o Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.


Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.


Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.


The account value

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments." We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the Allocation Date. (See "Processing premium payments".)

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of charges at the policy level." We calculate the unit values for each investment account once every business day. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, which is usually the close of day-time trading on the New York Stock Exchange, we'll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we'll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the mortality and expense risk charge or the guaranteed death benefit charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.


Commencement of investment performance

     All premium payments will be allocated among the investment options on the date as of which they are processed (as discussed under "Processing Premium Payments").


Allocation of future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.


Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

     Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). For purposes of this restriction, and in applying the limitation on the number of free transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern Time) to the close of that business day (usually 4:00 p.m. Eastern
Time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions. If we change any of the above rules relating to transfers, we will notify you of the change.

     Transfers out of a fixed investment option are currently subject to the following restrictions:

     o You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

   o We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

     o The most you can transfer at any one time is the greater of $500 or 25% of the assets in your fixed investment option.

We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.


Limitation on number of investment options

     Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.


Surrender and partial withdrawals


Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy debt and less any CDSC and administrative surrender charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.


Partial withdrawal

     Under our current administrative rules, you may make a partial withdrawal of your policy's Excess Value, if any, once in each policy year after the first policy year (see "Excess Value and its components"). Each partial withdrawal must be at least $1,000. There is a $20 charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them.


Policy loans

     You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is equal to 100% of that portion of your surrender value that is attributable to the fixed investment option plus one of the following:

   o In policy years 2 and 3-75% of that portion of your surrender value that is attributable to the variable investment options

   o In all later policy years-90% of that portion of your surrender value that is attributable to the variable investment options

     The minimum amount of each loan is $300, unless the loan is used to pay premiums. The interest charged on any loan is an effective annual rate of 5.0%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 5.0% for the first 20 policy years and 4.5% thereafter. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock representative for details. We process policy loans as of the day we receive the loan request.


Repayment of policy loans

     You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

   o The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

   o The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.


Effects of policy loans

     The account value, the net cash surrender value, and any death benefit above theTotal Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations").

Description of charges at the policy level


Deductions from premium payments

   o Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.


   o DAC tax charge - A charge to cover the increased federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

   o Premium sales charge - A charge to help defray our sales costs. The charge is 5% of the premiums you pay each policy year that do not total more than the Required Premium for that policy year. We currently waive 30% of this charge for policies with a Guaranteed Death Benefit of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either.


Deductions from account value

   o Issue charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of $20 and is deducted only during the first policy year.

   o Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $8 (currently $8).

   o Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Guaranteed Death Benefit and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person`s attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) If the Guaranteed Death Benefit at issue is $100,000 or more, the insured person may be eligible for the "preferred" underwriting class, which has the lowest cost of insurance charges for policies of this type. In addition, we currently apply a lower insurance charge for policies with a Guaranteed Death Benefit of $250,000 or higher, but continuation of that practice is not guaranteed. Also, it is our current intention to reduce the insurance charge in the 10th policy year and thereafter below what it otherwise would be, but such a reduction is not guaranteed either (unless it is issued in New York).

   o Guaranteed death benefit charge - A monthly charge for our guarantee that the death benefit will never be less than the Guaranteed Death Benefit. This charge is currently 1(cent) per $1,000 of the Guaranteed Death Benefit at the time the charge is deducted. We guarantee that this charge will never exceed 3(cent) per $1,000 of the Guaranteed Death Benefit at the time the charge is deducted.

   o Extra mortality risk charge - An insured person who does not qualify for either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. We collect this additional premium in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy's account value in equal installments.

   o M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.

   o Optional insurance benefits charges - An additional Required Premium must be paid if you elect to purchase any additional insurance benefit that is added to the policy by means of a rider. We collect this additional premium in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy's account value in equal installments.

   o Premium recalculation charge - When we perform any recalculation as described in the subsection titled "Premium recalculation", we deduct a one-time charge in the amount described in that subsection.

   o Administrative surrender charge - A charge we deduct if the policy lapses or is surrendered in the first 9 policy years. We deduct this charge to compensate us for administrative expenses that we would otherwise not recover in the event of early lapse or surrender. The amount of the charge depends upon the policy year in which lapse or surrender occurs and the policy`s Guaranteed Death Benefit at that time. The maximum charge is $5 per $1,000 of the policy's Guaranteed Death benefit in policy years 1 through 6, $4 per $1,000 in policy years 7 and 8 and $3 per $1,000 in policy year 9. For insured persons age 24 or less at issue, this charge will never be more than $200 and will be charged only in the first four policy years. Currently a policy with a Guaranteed Death Benefit at time of surrender or lapse of $250,000 or more is not charged. A policy of less than $250,000 Guaranteed Death Benefit at time of surrender or lapse is not currently charged if the surrender or lapse is after the fourth policy year and is charged no more than $300 if the surrender or lapse is in the first four policy years. We may withdraw or modify these lower current charges at any time.

   o Contingent deferred sales charge ("CDSC") - A charge we deduct if the policy lapses or is surrendered within the first thirteen policy years. A pro-rata portion of the charge is deducted in the event of a decrease in the Sum Insured. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The CDSC is a percentage of the lesser of (a) the total amount of premiums you have actually paid before the date of surrender or lapse and (b) the sum of the base policy premiums due (whether or not actually paid) on or before the date of surrender or lapse. (For this purpose base policy premiums are pro-rated through the end of the policy month in which the surrender or lapse occurs).


                                         Maximum Contingent Deferred Sales Charge
For Surrenders or                      as a Percentage of Base Policy Premiums Due
Lapses Effective During:               Through Effective Date of Surrender or Lapse
--------------------------------      ---------------------------------------------
  Policy Years 1-6 .............                          15.00%
  Policy Year 7 ................                          12.85%
  Policy Year 8 ................                          10.00%
  Policy Year 9 ................                           7.77%
  Policy Year 10 ...............                           6.00%
  Policy Year 11 ...............                           4.55%
  Policy Year 12 ...............                           2.92%
  Policy Year 13 ...............                           1.54%
  Policy Year 14 and Later .....                              0%

    The amount of the CDSC is calculated on the basis of the base policy premium for the attained age of the insured person at the time the policy is issued. The base policy premium that we use to compute the CDSC is not affected by (1) any recalculation of the type referred to under "Premium recalculation", or (2) the non-mandatory character of any Required Premium due to Excess Value in the policy on that premium's due date. The CDSC, as reflected in the above table, reaches its maximum at the end of the sixth policy year and is reduced in each policy year thereafter until it reaches zero in policy year 14. At issue ages higher than 54, the maximum is reached at an earlier policy year and may be reduced to zero over a shorter number of years.

   o Partial withdrawal charge - A charge of $20 for each partial withdrawal of Excess Value to compensate us for the administrative expenses of processing the withdrawal.


Additional information about how certain policy charges work


Sales expenses and related charges

     The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level".) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

     You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying more than one Required Premium in any policy year could reduce your total sales charges. For example, if you paid a Required Premium of $1,000 in each of the first two policy years, you would pay total premium sales charges of $100. If instead you paid $2,000 (i.e., two times the Required Premium amount) in the first policy year, you would pay total premium sales charges of only $50. Accelerating the payment of Required Premiums to earlier policy years could result in a larger CDSC and/or cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences".) On the other hand, to pay less than the amount of Required Premiums by their due dates runs the risk that the policy will lapse, resulting in loss of coverage and additional charges.


Method of deduction

     We deduct the monthly charges described in the Fee Tables section and any CDSC from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.


Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.


Other charges we could impose in the future

     Except for the DAC tax charge, we currently make no charge for our federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.


Description of charges at the fund level

     The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the Fee Tables section) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations


Optional benefit riders you can add

     When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the following list of optional benefit riders:

   o Insured or Spouse YRT Rider - This rider provides a level or decreasing amount of term insurance on the life of the insured person or the insured person's spouse. The benefit is payable if the person insured under the rider dies during the term period. In applying for this rider, you must choose the term period and whether the coverage amount is level or decreasing.

   o Children's Insurance Benefit Rider - This rider covers children of the insured person at the time of application and children born or adopted after the rider is purchased. For coverage to begin on any child, he or she must be more than 14 days old and less than 15 years old. Coverage will continue until the earliest of (i) termination of the rider upon request, (ii) lapse of the policy, (iii) the insured person`s 65th birthday, (iv) election to convert to permanent coverage on the child's 18th birthday, or (v) the child`s 22nd birthday. Since we don't know which children are covered at any point in time, it is up to you to terminate the rider if it no longer suits your needs.

   o Accidental Death Benefit Rider - This rider provides for an additional insurance benefit if the insured person`s death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

   o Disability Payment of Premium Rider - This rider provides its benefit during the total disability (as defined in the rider) of the insured person. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person's 65th birthday or (ii) the cessation of total disability. The monthly benefit is equal to one-twelfth of the policy's annual Required Premium.

   o Applicant Payment of Premium Rider - This rider provides its benefit upon the death of the applicant for the policy or during the total disability (as defined in the rider) of the applicant. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person's 22nd birthday or (ii) the cessation of total disability. The monthly benefit is equal to one-twelfth of the policy's annual Required Premium.


Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes." No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.


Procedures for issuance of a policy

     Generally, the policy is available with a minimum Guaranteed Death Benefit at issue of $50,000. At the time of issue, the insured person must have an attained age of 75 or less. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards."

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

     The policy will take effect only if all of the following conditions are satisfied:

     o The policy is delivered to and received by the applicant.

     o At least the first Required Premium is received by us.

     o Each insured person is living and still meets our health criteria for issuing insurance.

     If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.


Backdating

     In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.


Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.


Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.


Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the federal tax laws and is in compliance with any changes in federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     o Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

     o Combining or removing investment options

     o Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term "you" appears in this prospectus, we've assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     o Determine when and how much you invest in the various investment options

     o Borrow amounts you have in the investment options

     o Withdraw any amount we consider to be "Excess Value" in your policy

     o Change the beneficiary who will receive the death benefit

     o Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     o Reduce the amount of insurance by surrendering part of the policy

     o Choose the form in which we will pay out the death benefit or other proceeds

     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.


Policy cancellation right

     You have the right to cancel your policy within the latest of the following periods:

     o 10 days after you receive it (this period may be longer in some states);

     o 10 days after mailing by John Hancock of the Notice of Withdrawal Right;
   or

     o 45 days after the date Part A of the application has been completed.

     This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the John Hancock representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock prior to that date. The date of cancellation will be the date of such mailing or delivery.


Reports that you will receive

     At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the Guaranteed Death Benefit, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans, partial withdrawals and certain other policy transactions. Premium payments not in response to a billing notice are "unscheduled" and will be separately confirmed. Therefore, if you make a premium payment that differs by more than $25 from that billed, you will receive a separate confirmation of that premium payment.

     Semiannually we will send you a report containing the financial statements of the Series Fund, including a list of securities held in each fund.


Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds


General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.


Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.


Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.


Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.


Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.


How do you communicate with us?


General rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock Servicing Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you, except as discussed below under "Telephone Transactions." They include the following:

     o loans

     o surrenders (including partial surrenders) or partial withdrawals

     o change of death benefit option

     o change of beneficiary

     o election of payment option for policy proceeds

     o tax withholding elections

     o election of telephone transaction privilege

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

     o transfers of account value among investment options

     o change of allocation among investment options for new premium payments

     You should mail or express all written requests to our Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person`s death and related documentation to our Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Servicing Office or your John Hancock representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.


Telephone and facsimile transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers amoung investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.


Distribution of policies

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment options under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

     Through JH Distributors, John Hancock pays compensation to broker-dealers for the promotion and sale of the policies. The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policyowners but will be recouped through the fees and charges imposed under the policy. (See "Description of charges at the policy level".)

     A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to policies that have already been purchased.


Standard compensation

     The compensation paid to sales representatives may vary depending on the selling agreements, but commissions for sale of the policies (not including riders) are not expected to exceed 50% of the base policy premiums paid in the first policy year, 8% of such premiums paid in the second through fourth policy years, and 3% of such premium paid in each policy year thereafter. The maximum commission on any premium paid in excess of the base policy premium in any policy year is 3%. The amount and timing of this compensation may differ among sales representatives, but would not be expected to materially exceed the foregoing schedule on a present value basis.


Additional compensation and revenue sharing

     To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker-dealers may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable NASD rules and other applicable laws and regulations, JH Distributors and is affiliates may contribute to, as well as sponsor, various educational programs, sales contests, and/or other promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash or other rewards.

     These arrangements will not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.


Differential compensation

     Compensation negotiated and paid by John Hancock pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable policies or contracts. These compensation arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, registered representatives may be motivated to sell the policies of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy.


Tax considerations

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

     The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the policy in any such arrangment, the value of which depends in part on the tax consequences, is contemplated, a qualified tax adviser should be consulted for advise on the tax attributes of the particular arrangement.

General

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. (See "Other policy distributions" below.) Amounts you borrow are generally not taxable to you. (See "Policy loans" below.)

     However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.)


Policy death benefit proceeds

     We expect the policy to receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with Section 7702.

     If the policy complies with Section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under
Section 101 of the Code.


Other policy distributions

     Increases in policy value as a result of interest or investment experience will not be subject to federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner in order for the policy to continue to comply with the Section 7702 definitional limits. Changes that reduce benefits include partial withdrawals and death benefit option changes. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in Section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

     Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocabale trust, the death benefit will be includible in his or her estate for purposes of the federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the account value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Policy loans

     We expect that, except as noted below (see "7-pay premium limit and modified endowment contract status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.


Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds` prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.


7-pay premium limit and modified endowment contract status

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

     Policies classified as modified endowment contracts are subject to the following tax rules:

   o First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

   o Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

   o Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

     o is made on or after the date on which the policy owner attains age
591/2;

     o is attributable to the policy owner becoming disabled; or

    o is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

     These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

     Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

     Moreover, if benefits under a policy are reduced (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

     All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.


Corporate and H.R. 10 retirement plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.


Withholding

     To the extent that policy distributions to you are taxable, they are generally subject to withholding for your federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.


Life insurance purchases by residents of Puerto Rico

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under life insurance policy issued by a United States company is U.S.-source income that is subject to United States federal income tax.


Life insurance purchases by non-resident aliens

     If you are not a U.S. citizen or resident, you will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.


Financial statements reference

     The financial statements of John Hancock and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the policies.

Registration statement filed with the SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.


Independent registered public accounting firm

     The consolidated financial statements of John Hancock Life Insurance Company at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Separate Account UV of John Hancock Life Insurance Company at December 31, 2005, and for each of the two years in the period ended December 31, 2005, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

     In addition to this prospectus, John Hancock has filed with the SEC a Statement of Additional Information (the "SAI") which contains additional information about John Hancock and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock representative. The SAI may be obtained by contacting the John Hancock Servicing Office. You should also contact the John Hancock Servicing Office to request any other information about your policy or to make any inquiries about its operation.


           JOHN HANCOCK SERVICING OFFICE
       Express Delivery              Mail Delivery
       Life Operations               P.O. Box 111
  197 Clarendon Street, C-6        Boston, MA 02117
       Boston, MA 02117
            Phone:                       Fax:
        1-800-732-5543               617-572-1571

     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.












1940 Act File No. 811-7766 1933 Act File No. 33-75608

                       Statement of Additional Information
                                dated May 1, 2006

                                for interests in
         John Hancock Variable Life Separate Account UV ("Registrant")

                       Interests are made available under

                                     FLEX-V2

          a scheduled premium variable life insurance policy issued by

      JOHN HANCOCK LIFE INSURANCE COMPANY ("JOHN HANCOCK" or "DEPOSITOR") This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock representative or by contacting the John Hancock Servicing Office at Life Operations, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-732-5543.

                                TABLE OF CONTENTS

Contents of this SAI                                         Page No.
Description of the Depositor ........................           2
Description of the Registrant .......................           2
Services ............................................           2
Independent Registered Public Accounting Firm .......           2
Principal Underwriter/Distributor ...................           2
Additional Information About Charges ................           3
Financial Statements of Registrant and Depositor

Description of the Depositor

     Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is John Hancock Life Insurance Company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. Our home office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2005, John Hancock's assets were approximately $99.3 billion.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

Description of the Registrant

     Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant". In this case, the Registrant is John Hancock Variable Life Separate Account UV (the "Account"), a separate account established by John Hancock under Massachusetts law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of "separate account" under the federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of John Hancock.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

     Administration of policies issued by John Hancock and of registered separate accounts organized by John Hancock may be provided by John Hancock Life Insurance Company, John Hancock Life Insurance Company of New York or other affiliates. Neither John Hancock nor the separate accounts are assessed any charges for such services.

     Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

     The consolidated financial statements of John Hancock Life Insurance Company at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Separate Account UV of John Hancock Life Insurance Company at December 31, 2005, and for each of the two years in the period ended December 31, 2005, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Principal Underwriter/Distributor

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

     Signator Investors, Inc. ("Signator"), a Delaware corporation that we control, was the principal distributor of the policies and the principal underwriter of the securities offered through this prospectus until April 29, 2006.

     The aggregate dollar amount of underwriting commissions paid to Signator in 2005, 2004 and 2003 was $93,963,035, $92,498,645, and $78,933,828, respectively.
Signator did not retain any of these amounts during such periods.

     The compensation paid to sales representatives may vary depending on the selling agreements, but commissions for sale of the policies (not including riders) are not expected to exceed 50% of the base policy premiums paid in the first policy year, 8% of such premiums paid in the second through fourth policy years, and 3% of such premium paid in each policy year thereafter. The maximum commission on any premium paid in excess of such policy premium in any policy year is 3%. The amount and timing of this compensation may differ among sales representatives, but would not be expected to materially exceed the foregoing schedule on a present value basis.

     The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

     Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms. The terms of such arrangements may differ among broker-dealer firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  . Fixed dollar payments: The amount of these payments varies widely. JH
    Distribuors may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distribuors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

  . Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distribuors makes these payments on a periodic basis.

  . Payments based upon "assets under management": These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. JH Distribuors makes these payments on a periodic basis.

     Signator Investors, Inc. may pay its registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

     A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

     The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...................  F-2

Audited Consolidated Financial Statements.................................

Consolidated Balance Sheets as of December 31, 2005 and 2004..............  F-3

Consolidated Statements of Income for the year ended December 31, 2005, and the periods April 29, 2004 through December 31, 2004 (Company) and January 1, 2004 through April 28, 2004 and the year ended December 31,
  2003 (Predecessor Company)..............................................  F-5

Consolidated Statements of Changes in Shareholder's Equity and
  Comprehensive Income for the year ended December 31, 2005 and the periods April 29, 2004 through December 31, 2004 (Company) and
  January 1, 2004 through April 28, 2004 and the year ended December 31,
  2003 (Predecessor Company)..............................................  F-6

Consolidated Statements of Cash Flows for the year ended December 31,
  2005 and the periods April 29, 2004 through December 31, 2004 (Company)
  and January 1, 2004 through April 28, 2004 and the year ended
  December 31, 2003 (Predecessor Company).................................  F-8

Notes to Consolidated Financial Statements................................ F-10

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Life Insurance Company

We have audited the accompanying consolidated balance sheet of John Hancock Life Insurance Company as of December 31, 2005, and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for the year ended December 31, 2005. We have also audited the consolidated balance sheet as of December 31, 2004 and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for the period April 29, 2004 through December 31, 2004 and the predecessor company for the period of January 1, 2004 through April 28, 2004 and the year ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2005 and 2004, and the consolidated results of their operations and their cash flows for the year ended December 31, 2005 and the period April 29, 2004 through December 31, 2004, and the consolidated results of operations and its cash flows of the predecessor company for the period January 1, 2004 through April 28, 2004 and the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts. In 2003 the Company changed its method of accounting for stock-based compensation, participating pension contracts and modified coinsurance contracts.

                                                   /s/ ERNST & YOUNG, LLP

Boston, Massachusetts
March 21, 2006

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                               December 31,
                                                            -------------------
                                                              2005      2004
                                                            --------- ---------
                                                               (in millions)
Assets

Investments
Fixed maturities:
   Available-for-sale--at fair value
   (cost: 2005--$45,638.4; 2004--$46,589.7)................ $45,487.0 $47,413.5
Equity securities:
   Available-for-sale--at fair value
   (cost: 2005--$636.0; 2004-- $769.0).....................     682.1     780.2
   Trading securities--at fair value
   (cost: 2005--$4.6; 2004--$4.2)..........................       4.6       4.2
Mortgage loans on real estate..............................  10,799.6  11,792.6
Real estate................................................     846.4     321.4
Policy loans...............................................   2,041.5   2,012.0
Other invested assets......................................   2,887.2   3,359.3
                                                            --------- ---------
   Total Investments.......................................  62,748.4  65,683.2

Cash and cash equivalents..................................   2,050.8   1,036.8
Accrued investment income..................................     457.4     683.0
Premiums and accounts receivable...........................      72.1      67.2
Goodwill...................................................   3,005.0   3,031.7
Value of business acquired.................................   2,636.3   2,700.3
Deferred policy acquisition costs..........................     652.5     181.4
Intangible assets..........................................   1,348.0   1,348.5
Reinsurance recoverable....................................   4,258.9   3,345.5
Deferred tax asset.........................................        --      98.8
Other assets...............................................   2,842.8   2,893.4
Separate account assets....................................  19,254.4  18,753.0
                                                            --------- ---------
   Total Assets............................................ $99,326.6 $99,822.8
                                                            ========= =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                               December 31,
                                                            -------------------
                                                              2005      2004
                                                            --------- ---------
                                                               (in millions)
Liabilities and Shareholder's Equity

Liabilities
Future policy benefits..................................... $44,895.1 $43,010.6
Policyholders' funds.......................................  15,928.5  19,307.3
Consumer notes.............................................   2,487.7   2,379.1
Unearned revenue...........................................     140.9      43.3
Unpaid claims and claim expense reserves...................     231.6     187.8
Dividends payable to policyholders.........................     415.5     441.3
Short-term debt............................................      18.9      41.5
Long-term debt.............................................     540.4     577.6
Income tax liability.......................................     371.7        --
Other liabilities..........................................   4,541.1   4,788.2
Separate account liabilities...............................  19,254.4  18,753.0
                                                            --------- ---------
   Total Liabilities.......................................  88,825.8  89,529.7

Shareholder's Equity
Common stock...............................................     330.0      10.0
Additional paid in capital.................................   9,384.9   9,467.0
Retained earnings..........................................     351.9     172.7
Accumulated other comprehensive income.....................     434.0     643.4
                                                            --------- ---------
   Total Shareholder's Equity..............................  10,500.8  10,293.1
                                                            --------- ---------

   Total Liabilities and Shareholder's Equity.............. $99,326.6 $99,822.8
                                                            ========= =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                            Company            Predecessor Company
                                                   ------------------------  -----------------------
                                                                Period from  Period from
                                                                 April 29,   January 1,
                                                                    2004        2004
                                                    Year ended    through      through    Year ended
                                                   December 31, December 31,  April 28,  December 31,
                                                       2005         2004        2004         2003
                                                   ------------ ------------ ----------- ------------
                                                                     (in millions)
Revenues
   Premiums.......................................   $1,983.8     $1,327.3    $  617.1     $2,005.8
   Universal life and investment-type product
     charges......................................      470.5        295.2       146.2        431.2
   Net investment income..........................    3,477.4      2,132.1     1,284.7      3,799.4
   Net realized investment and other gains
     (losses), net of amounts credited to
     participating pension contractholders
     (($4.7), ($34.9), ($8.2) and $3.4,
     respectively)................................      514.6        (50.9)      124.1          5.8
   Investment management revenues, commissions
     and other fees...............................      732.2        488.2       265.2        708.0
   Other revenue..................................       90.0         34.7        24.0         51.7
                                                     --------     --------    --------     --------
       Total revenues.............................    7,268.5      4,226.6     2,461.3      7,001.9

Benefits and expenses
   Benefits to policyholders, excluding amounts
     related to net realized investment and other
     gains (losses) credited to participating
     pension contractholders (($4.7), ($34.9),
     ($8.2) and $3.4, respectively)...............    3,818.1      2,288.9     1,300.2      3,757.1
   Other operating costs and expenses.............    1,453.5        993.4       418.9      1,177.7
   Amortization of deferred policy acquisition
     costs and value of business acquired.........      174.3        138.9       110.9        314.5
   Dividends to policyholders.....................      513.4        316.9       157.1        537.8
                                                     --------     --------    --------     --------
       Total benefits and expenses................    5,959.3      3,738.1     1,987.1      5,787.1

Income before income taxes and cumulative effect
  of accounting changes...........................    1,309.2        488.5       474.2      1,214.8

Income taxes......................................      440.0        115.8       141.6        345.3
                                                     --------     --------    --------     --------
Income before cumulative effect of accounting
  changes.........................................      869.2        372.7       332.6        869.5

Cumulative effect of accounting changes, net of
  income tax......................................         --           --        (3.3)      (279.0)
                                                     --------     --------    --------     --------
Net income........................................   $  869.2     $  372.7    $  329.3     $  590.5
                                                     ========     ========    ========     ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                        EQUITY AND COMPREHENSIVE INCOME

                                                             Additional            Accumulated Other     Total
                                                     Common   Paid In    Retained    Comprehensive   Shareholder's Outstanding
                                                     Stock    Capital    Earnings    Income (Loss)      Equity       Shares
                                                     ------  ---------- ---------  ----------------- ------------- -----------
                                                                 (in millions, except for outstanding share data)
Predecessor Company
Balance at January 1, 2003.......................... $ 10.0  $ 4,763.2  $   956.1      $   442.2       $ 6,171.5      1,000

   Comprehensive income:
       Net income...................................                        590.5                          590.5

       Other comprehensive net income, net
         of tax:....................................
          Net unrealized investment gains...........                                       919.7           919.7
          Foreign currency translation
            adjustment..............................                                        (0.1)           (0.1)
          Minimum pension liability.................                                       (15.8)          (15.8)
          Cash flow hedges..........................                                        31.7            31.7
                                                                                                       ---------
   Comprehensive income.............................                                                     1,526.0

   Dividends paid to Parent.........................                       (214.5)                        (214.5)
   Change in accounting principle...................                                        99.9            99.9
                                                     ------  ---------  ---------      ---------       ---------     ------
Balance at December 31, 2003........................ $ 10.0  $ 4,763.2  $ 1,332.1      $ 1,477.6       $ 7,582.9      1,000
                                                     ======  =========  =========      =========       =========     ======
   Comprehensive income:
       Net income...................................                        329.3                          329.3

       Other comprehensive net income, net
         of tax:....................................
          Net unrealized investment losses..........                                       (28.6)          (28.6)
          Foreign currency translation
            adjustment..............................                                        (0.3)           (0.3)
          Minimum pension liability.................                                         0.6             0.6
          Cash flow hedges..........................                                       (37.3)          (37.3)
                                                                                                       ---------
   Comprehensive income.............................                                                       263.7
                                                     ------  ---------  ---------      ---------       ---------     ------
Balance at April 28, 2004........................... $ 10.0  $ 4,763.2  $ 1,661.4      $ 1,412.0       $ 7,846.6      1,000
                                                     ======  =========  =========      =========       =========     ======
Acquisition by Manulife Financial
  Corporation:
   Sale of shareholder's equity.....................  (10.0)  (4,763.2)  (1,661.4)      (1,412.0)       (7,846.6)    (1,000)
   Manulife Financial Corporation purchase
     price..........................................   10.0    9,467.0                                   9,477.0      1,000

Company
                                                     ------  ---------  ---------      ---------       ---------     ------
Balance at April 29, 2004........................... $ 10.0  $ 9,467.0  $      --      $      --       $ 9,477.0      1,000
                                                     ======  =========  =========      =========       =========     ======

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                 EQUITY AND COMPREHENSIVE INCOME - (CONTINUED)

                                                                 Additional          Accumulated Other     Total
                                                          Common  Paid In   Retained   Comprehensive   Shareholder's Outstanding
                                                          Stock   Capital   Earnings   Income (Loss)      Equity       Shares
                                                          ------ ---------- -------- ----------------- ------------- -----------
                                                                     (in millions, except for outstanding share data)
Company
Balance at April 29, 2004................................ $ 10.0  $9,467.0  $    --       $    --        $ 9,477.0      1,000

   Comprehensive income:
       Net income........................................                     372.7                          372.7

       Other comprehensive net income, net of tax:
          Net unrealized investment gains................                                   411.4            411.4
          Foreign currency translation adjustment........                                     0.6              0.6
          Minimum pension liability......................                                   (11.0)           (11.0)
          Cash flow hedges...............................                                   242.4            242.4
                                                                                                         ---------
   Comprehensive income..................................                                                  1,016.1

Dividends paid to parent company.........................                    (200.0)                        (200.0)
                                                          ------  --------  -------       -------        ---------     ------
Balance at December 31, 2004............................. $ 10.0  $9,467.0  $ 172.7       $ 643.4        $10,293.1      1,000
                                                          ======  ========  =======       =======        =========     ======
   Comprehensive income:
       Net income........................................                     869.2                          869.2

       Other comprehensive income, net of tax:...........
          Net unrealized investment losses...............                                  (420.0)          (420.0)
          Foreign currency translation adjustment........                                    (1.8)            (1.8)
          Minimum pension liability......................                                     2.4              2.4
          Cash flow hedges...............................                                   210.0            210.0
                                                                                                         ---------
   Comprehensive income..................................                                                    659.8

Manulife Financial Corporation purchase price
  reallocation...........................................            (82.1)                                  (82.1)

Capital Contribution paid by Parent......................  320.0                                             320.0     32,000
Dividends paid to Parent.................................                    (690.0)                        (690.0)
                                                          ------  --------  -------       -------        ---------     ------
Balance at December 31, 2005............................. $330.0  $9,384.9  $ 351.9       $ 434.0        $10,500.8     33,000
                                                          ======  ========  =======       =======        =========     ======

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                      Company            Predecessor Company
                                                              -----------------------  ----------------------
                                                                          Period from  Period from
                                                                           April 29,   January 1,
                                                                              2004        2004
                                                                            through      through
                                                                          December 31,  April 28,
                                                                 2005         2004        2004        2003
                                                              ----------  ------------ ----------- ----------
                                                                               (in millions)
Cash flows from operating activities:
   Net income................................................ $    869.2   $   372.7    $   329.3  $    590.5
       Adjustments to reconcile net income to net
         cash provided by operating activities:
          Amortization of premium - fixed
            maturities.......................................      587.9       437.1          6.2        23.9
          Net realized investment and other
            (gains) losses...................................     (514.6)       50.9       (124.1)       (5.8)
          Change in accounting principles....................         --          --          3.3       279.0
          Change in deferred policy acquisition
            costs............................................     (226.0)      (97.6)       (10.8)     (217.6)
          Depreciation and amortization......................       22.9        22.4          9.9        32.3
          Net cash flows from trading securities.............       (0.4)       (3.8)         0.3         0.1
          (Increase) decrease in accrued
            investment income................................      (35.7)       74.7        (57.2)       42.7
          (Increase) decrease in premiums and
            accounts receivable..............................      (57.9)       21.0         15.9        10.0
          Decrease (increase) in other assets and
            other liabilities, net...........................      242.4       (36.9)        13.7      (284.7)
          Increase (decrease) in policy
            liabilities and accruals, net....................    1,679.2       (45.2)       363.1     3,289.7
          Increase (decrease) in income taxes................      561.2       257.3         86.0      (107.1)
                                                              ----------   ---------    ---------  ----------
              Net cash provided by operating
                activities...................................    3,128.2     1,052.6        635.6     3,653.0

Cash flows used in investing activities:
   Sales of:
       Fixed maturities available-for-sale...................    9,978.0     2,156.9      2,731.2    11,064.6
       Equity securities available-for-sale..................    2,002.8       214.7        154.9       279.4
       Real estate...........................................       32.1         6.2         97.7       164.4
       Other invested assets.................................    1,055.9       570.9        130.7       500.0
       Home office properties................................         --          --           --       887.6
   Maturities, prepayments and scheduled
     redemptions of:
       Fixed maturities held-to-maturity.....................         --          --         40.3       227.5
       Fixed maturities available-for-sale...................    2,064.8     2,926.4      1,497.6     3,375.7
       Other invested assets.................................         --         4.6           --        18.0
       Mortgage loans on real estate.........................    2,224.6     1,019.9        615.0     1,395.0
   Purchases of:
       Fixed maturities held-to-maturity.....................         --          --           --       (69.5)
       Fixed maturities available-for-sale...................  (11,578.3)   (4,020.5)    (5,983.2)  (17,443.6)
       Equity securities available-for-sale..................   (1,493.7)     (252.7)       (39.6)      (90.9)
       Real estate...........................................     (560.9)     (117.4)        (6.9)      (33.4)
       Other invested assets.................................     (454.0)     (508.7)      (626.9)   (1,096.2)
Mortgage loans on real estate issued.........................   (1,428.5)   (1,419.9)      (507.9)   (2,092.6)
Net cash paid related to acquisition/sale of
  businesses.................................................         --          --           --       (94.7)
Other, net...................................................      (44.7)       (7.4)       (70.2)      (65.7)
                                                              ----------   ---------    ---------  ----------
Net cash provided by (used in) investing
  activities................................................. $  1,798.1   $   573.0    $(1,967.3) $ (3,074.4)

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                        Company          Predecessor Company
                                                                                ----------------------  --------------------
                                                                                           Period from  Period from
                                                                                            April 29,   January 1,
                                                                                               2004        2004
                                                                                             through      through
                                                                                           December 31,  April 28,
                                                                                   2005        2004        2004       2003
                                                                                ---------  ------------ ----------- --------
                                                                                                (in millions)
Cash flows from financing activities:
   Capital Contribution paid by Parent......................................... $   320.0   $      --    $      --  $     --
   Dividend paids to Parent....................................................    (690.0)     (200.0)      (100.0)   (100.0)
   Net (redemptions) deposits in Guaranteed and Structured Financial Products'
     institutional products....................................................  (3,596.0)   (2,345.2)        79.2    (184.9)
   Issuance of consumer notes..................................................     108.6       407.5        372.2   1,260.2
   Issuance of short-term debt.................................................     153.4        88.7           --     148.9
   Issuance of long-term debt..................................................       3.5         2.3          0.3        --
   Repayment of short-term debt................................................    (197.2)      (46.4)       (41.8)   (158.0)
   Repayment of long-term debt.................................................     (14.6)      (11.9)        (1.2)     (6.0)
                                                                                ---------   ---------    ---------  --------
   Net cash (used in) provided by financing activities.........................  (3,912.3)   (2,105.0)       308.7     960.2

   Net increase (decrease) in cash and cash equivalents........................   1,014.0      (479.4)    (1,023.0)  1,538.8
                                                                                ---------   ---------    ---------  --------
Cash and cash equivalents at beginning of period...............................   1,036.8     1,516.2      2,539.2   1,000.4
                                                                                ---------   ---------    ---------  --------
Cash and cash equivalents at end of period..................................... $ 2,050.8   $ 1,036.8    $ 1,516.2  $2,539.2
                                                                                =========   =========    =========  ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 1 -- Change of Control

John Hancock Life Insurance Company, (the Company) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (JHFS). Effective April 28, 2004, Manulife Financial Corporation ("Manulife") acquired all of the outstanding common shares of JHFS that were not already beneficially owned by Manulife as general fund assets and JHFS became a wholly owned subsidiary of Manulife (the "acquisition" or "merger"). The combined entity has a more diversified product line and distribution capabilities and expects to have improved operating efficiencies and a leading position across all its core business lines.

Pursuant to the terms of the acquisition, the holders of JHFS common shares received 1.1853 shares of Manulife stock for each JHFS common share. Approximately 342 million Manulife common shares were issued at an ascribed price of CDN $39.61 per share based on the volume weighted average closing stock price of the common shares for the period from September 25, 2003 to September 30, 2003. In addition, all of the JHFS unvested stock options as of the date of announcement of the acquisition on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares.

The acquisition of JHFS's shares by Manulife was effected through the merger of JHFS with Jupiter Merger Corporation (Jupiter), a subsidiary of Manulife, which was organized solely for the purpose of effecting the merger with JHFS. Prior to the merger, Jupiter had a note payable to MLI Resources Inc., an affiliated Manulife entity in the amount of $260.7 million in consideration for previously purchased shares of JHFS, which were cancelled upon merger.

The merger was accounted for using the purchase method under Statement of Financial Accounting Standards (SFAS) No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets". Under the purchase method of accounting, the assets acquired and liabilities assumed were recorded at estimated fair value at the date of merger and these values were "pushed down" to the Company's financial statements in accordance with push down accounting rules.

The purchase equation was finalized for a reallocation between the various JHFS entities due to a change in the estimated fair valuation of the entities during the second quarter of 2005. The adjustments made to the Company's balance sheet are comprised of:

  .   Refinement of policy liability valuation models;

  .   Other refinement of fair values; and

  .   Additional restructuring accruals.

Refinement of policy liability valuation models include refinements to models and the investment strategies reflected in those models, harmonization of assumptions and assumption changes as a result of further analysis of pre-acquisition experience.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 1 -- Change of Control - (continued)

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as at the date of acquisition and has been updated for the finalization of the purchase equation in 2005 (in millions):

                                               Fair Value  Final Purchase
      As of April 28, 2004         As Reported Adjustments    Equation
      --------------------         ----------- ----------- --------------
      Assets
      Total Investments...........  $65,904.1    $(136.6)    $65,767.5
      Goodwill....................    3,031.7      (26.7)      3,005.0
      Value of business acquired..    2,864.6       25.7       2,890.3
      Intangible assets...........    1,351.8         --       1,351.8
      Deferred tax asset..........      436.4         --         436.4
      Cash and cash equivalents...    1,684.7         --       1,684.7
      Reinsurance recoverable, net    3,162.0         --       3,162.0
      Other assets acquired.......    3,067.4      (23.2)      3,044.2
      Separate account assets.....   18,331.9         --      18,331.9
                                    ---------    -------     ---------
      Total assets acquired.......  $99,834.6    $(160.8)    $99,673.8
                                    =========    =======     =========
      Liabilities:
      Policy liabilities..........  $66,277.5    $(189.5)    $66,088.0
      Other liabilities...........    5,748.2      110.8       5,855.2
      Separate accounts...........   18,331.9         --      18,331.9
                                    ---------    -------     ---------
      Total liabilities assumed...  $90,357.6    $ (78.7)    $90,275.1
                                    =========    =======     =========
      Net assets acquired.........  $ 9,477.0    $ (82.1)    $ 9,398.7
                                    =========    =======     =========

Goodwill of $3,005.0 million has been allocated to the Company's business and geographic segments, see Note 17 -- Goodwill and Other Intangible Assets. Of the $3,005.0 million in goodwill, no material amount is expected to be deductible for tax purposes. Value of business acquired is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife, and has been allocated to the Company's business and geographic segments, see Note 17 -- Goodwill and Other Intangible Assets.

Aside from goodwill and value of business acquired, intangible assets of $1,351.8 million resulting from the acquisition consists of the "John Hancock" brand name, distribution network, investment management contracts in the mutual funds business and other investments management contracts in the institutional investment advisory business. Refer to Note 17 -- Goodwill and Other Intangible Assets for a more complete discussion of these intangible assets.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 1 -- Change of Control - (Continued)

Restructuring Costs

Prior to the merger, the Company continued its Competitive Positioning Project, which involved reducing costs and increasing future operating efficiencies by consolidating portions of the Company's operations. The Project consisted primarily of reducing staff in the home office and terminating certain operations outside the home office.

Following the acquisition of the Company by Manulife on April 28, 2004, Manulife developed a plan to integrate the operations of the Company with its consolidated subsidiaries. Manulife believes the restructuring is essentially completed at the end of 2005. Restructuring costs of $85.1 million were recognized by the Company as part of the purchase transaction and consist primarily of exit and consolidation activities involving operations, certain compensation costs, and facilities. The accruals for the restructuring costs are included in other liabilities on the Company's Consolidated Balance Sheets and in other operating costs and expenses on the consolidated income statements. As part of the finalization of the purchase equation in the second quarter of 2005, the total restructuring costs increased by $25.0 million to $110.1 million.

The following details the amounts and status of restructuring costs:

                                     Amount Utilized            Amount Utilized              Amount Utilized
                                       January 1,                  April 29,                   January 1,
                          Pre-merger      2004                       2004                         2005
                          accrual at     through                    through      Accrual at      through      Accrual at
                          January 1,    April 28,    Accrued at  December 31,   December 31,  December 31,   December 31,
Type of Cost                 2004         2004         merger        2004           2004          2005           2005
------------              ---------- --------------- ---------- --------------- ------------ --------------- ------------
                                                                   (in millions)
Personnel................   $12.0         $3.3         $ 43.1        $ 9.6         $ 42.2         $23.3         $18.9
Facilities...............      --           --           67.0          7.8           59.2          31.6          27.6
                            -----         ----         ------        -----         ------         -----         -----
   Total.................   $12.0         $3.3         $110.1        $17.4         $101.4         $54.9         $46.5
                            =====         ====         ======        =====         ======         =====         =====

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2 -- Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation. Since April 28, 2004, the Company operates as a subsidiary of Manulife, as a result of the merger. The "John Hancock" name is Manulife's primary U.S. brand.

Basis of Presentation. The accompanying financial statements as of December 31, 2005 and 2004, for the year ended December 31, 2005, and for the period from April 29, 2004 to December 31, 2004 reflect the results of adjustments required under the purchase method of accounting. The accompanying predecessor financial statements for periods prior to the date of the merger are presented under the predecessor Company's historical basis of accounting and do not reflect any adjustments that were required as a result of the merger with Manulife. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and or controlled subsidiaries and subsidiaries of which it is the primary beneficiary. Please refer to Note 4--Variable Interest Entities for more information on the Company's relationships with variable interest entities. All significant intercompany transactions and balances have been eliminated. Where the Company consolidates partnership or LLC interests, the partnership is consolidated onto the accounts of the separate accounts if the separate accounts own a greater share than the Company's general account and is consolidated onto the Company's general accounts if the general account owns a greater share than the Company's separate accounts.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, issues funding agreements to them, manages them as investment advisor, or performs other transactions with them or provides services to them.

Investments. At December 31, 2005, the Company classifies its debt securities into one category: available-for-sale. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and mandatorily redeemable preferred stock and are classified as available-for-sale. Fixed maturity investments classified as available-for-sale are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders, amounts credited to the policyholder dividend obligation, and applicable taxes. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2 -- Summary of Significant Accounting Policies - (continued)

Equity securities include common stock and non-mandatorily redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses are reflected in shareholders' equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed. The carrying value of real estate to be disposed of was $0 million and $27.0 million at December 31, 2005 and 2004, respectively and is reported in real estate in the investment section of the Company's Consolidated Balance Sheets. On March 14, 2003, the Company sold three of its Home Office properties to Beacon Capital Partners for $910.0 million. See Note 8 -- Sale/Leaseback Transaction and Other Lease Obligations.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk are determined on a first in, first out method, where the first security purchased is the first security sold and are reported net of amounts credited to participating pension contractholder accounts.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2 -- Summary of Significant Accounting Policies - (continued)

Derivative Financial Instruments. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, and swaptions), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs. Deferred policy acquisition costs (DAC) are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain costs of policy issuance and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2005, the Company's DAC asset was deemed recoverable. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life and long-term care insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2 -- Summary of Significant Accounting Policies - (continued)

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. Total amortization of DAC was $4.4 million for the year ended December 31, 2005, was $18.3 million and $105.8 million for the periods from April 29, 2004 through December 31, 2004 and from January 1, 2004 through April 28, 2004, respectively, and was $304.4 million for the year ended December 31, 2003.

Amortization of DAC is allocated to: (1) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (2) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Reinsurance. The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to Note 11 -- Reinsurance for additional disclosures regarding this topic.

Goodwill and Other Intangible Assets. In the merger with Manulife, the Company de-recognized its intangible assets including goodwill, value of business acquired (VOBA) and management contracts. Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill, brand name and investment management contracts, and recognized new amortizable intangible assets including VOBA, distribution networks and other investment management contracts. The Company accounts for all of these intangible assets in accordance with Statement of Financial Standards No. 142 -- Goodwill and Other Intangible Assets, including initial valuation, amortization or non-amortization, and impairment testing for these intangible assets. Refer to
Note 17 -- Goodwill and Other Intangible Assets for a detailed discussion and presentation of each of these new intangible assets.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2 -- Summary of Significant Accounting Policies - (continued)

Separate Accounts. Separate account assets and liabilities reported in the Company's Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders' Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.3% 6.3% for life insurance liabilities, from 2.0% to 6.0% for individual annuity liabilities and from 1.7% to 6.5% for group annuity liabilities.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 5.0% to 6.9%.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the merger date, and additional reserves established on certain guarantees offered in certain variable annuity products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 4.0% to 8.5% for universal life insurance products and from 1.7% to 6.5% for investment type products. Policy benefits charged to expense also include the change in the additional reserve for fair value adjustments as of the merger date and certain guarantees offered in certain investment type products.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2 -- Summary of Significant Accounting Policies - (continued)

Major components of policyholders' funds in the Company's Consolidated Balance
  Sheets are summarized in the table below:

                                                               December 31,
                                                            -------------------
                                                              2005      2004
                                                            --------- ---------
                                                               (in millions)
Liabilities for policyholders' funds
   Guaranteed investment contracts......................... $ 2,935.2 $ 3,691.0
   U.S. funding agreements.................................     138.6     138.0
   Global funding agreements backing medium-term notes.....   8,713.6  11,209.4
   Other investment-type contracts.........................   2,035.4   2,052.9
                                                            --------- ---------
       Total liabilities for investment-type contracts.....  13,822.8  17,091.3
Liabilities for individual annuities.......................       1.7       2.0
Universal life and other reserves..........................   2,104.0   2,214.0
                                                            --------- ---------
Total liabilities for policyholders' funds................. $15,928.5 $19,307.3
                                                            ========= =========

Global Funding Agreements. The Company has two distribution programs for global funding agreements that back medium-term notes sold worldwide.

Under these programs, global funding agreements are purchased from the Company by special purpose entities (SPEs) that fund their purchases with the proceeds from their issuance of medium-term notes to investors. These SPEs pledge the global funding agreements and annuities as security for the repayment of their medium-term notes, but the notes are non-recourse to the Company and its subsidiaries. Under these distribution programs, as of December 31, 2005 and 2004, the Company had $8.7 billion and $11.2 billion, respectively, of global funding agreements outstanding.

These global funding agreements are investment products that pay a stated rate of interest on the principal amount and repay the principal at maturity. The global funding agreements may not be terminated or surrendered prior to maturity. Claims for principal and interest under the global funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under the insolvency provisions of the Massachusetts Insurance Laws. If a medium-term note sold world-wide under the two programs is denominated in a currency different from the currency of the related global funding agreement, the Company also enters into a currency swap with the SPE, and a third party, to match currencies. Similarly, the Company may enter into an interest rate swap with the SPE to match the interest rate characteristics of the global funding agreement to those of the related medium-term note.

Under the first program, established in May 1998 for $2.5 billion, and expanded to $7.5 billion in 1999, an SPE issued medium-term notes in Europe, Asia and Australia. As of December 31, 2005 and 2004, there was $2.5 billion and $2.8 billion, respectively, outstanding under this program. This SPE is not consolidated in the Company's consolidated financial statements.

Under the second program, established in June 2000, for $5.0 billion, expanded in stages to $12.5 billion by June 2003, an SPE issued medium-term notes in Europe, Asia, and to institutional investors in the United States. As of December 31, 2005 and 2004, there was $6.2 billion and $8.5 billion, respectively, outstanding under this program. This SPE is not consolidated in the Company's consolidated financial statements. The funding agreements backing the related medium-term notes for both of these programs are included in policyholders' funds in the Company's consolidated balance sheets.

At December 31, 2005, the annual contractual maturities of global funding agreements backing medium term notes issued under these programs were as follows: 2006--$2,884.5 million; 2007--$861.6 million; 2008--$1,488.2 million;
2009--$1,753.9 million, 2010--$736.0 million and thereafter--$1,004.8 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2 -- Summary of Significant Accounting Policies - (continued)

Participating Insurance. Participating business represents more than 90% of the Company's traditional life net insurance in force for 2005, 2004, and 2003.

The portion of earnings allocated to participating pension contractholders and closed block policyholders that cannot be expected to inure to the Company is excluded from net income and shareholders' equity.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors.

The determination of the amount of policyholders' dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year, and is based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Stock-Based Compensation. For stock option grants made to employees prior to January 1, 2003, the Company applied the recognition and measurement provisions of Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees," which resulted in no compensation expense recognized for these stock option grants to employees. Prior to January 1, 2003 the Company recognized compensation expense at the time of the grant or over the vesting period for grants of non-vested stock to employees and non-employee board members and grants of stock options to non-employee general agents and has continued this practice. All options granted under those plans had an exercise price equal to the market value of the Company's common stock on the date of grant. Effective January 1, 2003, the Company adopted the fair value provisions of Statement of Financial Accounting Standards (SFAS) No. 123, "Accounting for Stock-Based Compensation," the effect of which is to record compensation expense for grants made subsequent to this date. The following table illustrates the pro forma effect on net income as if the Company had applied the fair value recognition provisions of SFAS No. 123 to all stock-based employee compensation.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2 -- Summary of Significant Accounting Policies - (continued)

In the merger all of the JHFS unvested stock options as of the date of announcement of the merger on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares. In addition, substantially all outstanding grants of restricted stock as of the date of the announcement of the merger on September 28, 2003, vested immediately prior to the closing date. Subsequent to the merger the Company continues to incur compensation expense related to stock compensation issued by Manulife.

                                                       Period from  Period from
                                                        April 29,   January 1,
                                                          2004         2004
                                          Year Ended     through      through    Year Ended
                                         December 31, December 31,   April 28,  December 31,
                                             2005         2004         2004         2003
                                         ------------ ------------- ----------- ------------
                                                      (in millions)
Net income, as reported.................    $869.2       $372.7       $329.3       $590.5
Add: Stock-based employee compensation
  expense included in reported net
  income, net of related tax effects....       5.7          4.6          5.4         14.4
Deduct: Total stock-based employee
  compensation expense determined under
  fair value method for all awards, net
  of related tax effects (unaudited)....       5.7          4.6          8.0         39.5
                                            ------       ------       ------       ------
Pro forma net income (unaudited)........    $869.2       $372.7       $326.7       $565.4
                                            ======       ======       ======       ======

Federal Income Taxes. The provision for Federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. Refer to
Note 6 -- Income Taxes for additional disclosures on this topic.

Foreign Currency Translation. The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholders' equity. Gains or losses on foreign currency transactions are reflected in earnings.

Cumulative Effect of Accounting Changes

   Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP-03-1")

The Company adopted SOP 03-1 on January 1, 2004, which resulted in a decrease in shareholders' equity of $1.5 million (net of tax of $0.8 million). The Company recorded a reduction in net income of $3.3 million (net of tax of $1.8 million) partially offset by an increase in other comprehensive income of $1.8 million (net of tax of $1.0 million) which were recorded as the cumulative effects of an accounting change, on January 1, 2004. In addition, in conjunction with the adoption of SOP 03-1 the Company reclassified $933.8 million in separate account assets and liabilities to the general account balance sheet accounts. Refer to Recent Accounting Pronouncements for further discussion.

   FASB Derivatives Implementation Group Issue No. B36--Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("DIG B36")

The Company adopted DIG B36 on October 1, 2003, which resulted in a decrease in shareholders' equity of $179.0 million (net of tax of $96.4 million). The Company recorded a reduction in net income of $279.0 million (net of tax of $150.2 million) partially offset by an increase in other comprehensive income of $100.0 million (net of tax of $53.8 million) which were recorded as the cumulative effects of an accounting change, on October 1, 2003. For additional discussion of DIG B-36, refer to the Recent Accounting Pronouncements section below.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2 -- Summary of Significant Accounting Policies - (continued)

Recent Accounting Pronouncements

   Statement of Financial Accounting No. 155, Accounting for Certain Hybrid Instruments ("SFAS No. 155")

In February, 2006, the Financial Accounting Standards Board (FASB) issued SFAS No. 155 which is an amendment of FASB Statements No. 133 and No. 140 and which brings consistency to accounting and reporting for certain hybrid financial instruments by simplifying, and eliminating exceptions to the accounting for them. SFAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS No. 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

SFAS No 155 will be effective for all financial instruments acquired or issued in fiscal years beginning after September 15, 2006. The Company is unable to estimate the impact on its consolidated financial position and results of operations of adopting SFAS 155.

   Statement of Position 05-1- "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-1")

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and charged off to expense.

SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Retrospective adoption is not permitted. The Company is not able to estimate the impact on its consolidated financial position and results of operations of adopting SOP 05-1.

   Emerging Issues Task Force Issue No. 04-5 - "Investor's Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Right" ("EITF 04-5")

In July 2005, the Emerging Issues Task Force of the FASB issued EITF 04-5. EITF 04-5 presumes that the general partner of a partnership (or managing member of a limited liability company) controls the partnership and should consolidate it, unless limited partners have either substantive kickout rights (defined as the ability to remove the general partner without cause) or have substantive participating rights (defined as the ability to be actively involved in managing the partnership) or the partnership is a VIE, in which case VIE consolidation accounting rules should instead be followed. EITF 04-5 was immediately effective for partnerships established or modified after June 29, 2005 and is effective January 1, 2006 for previously existing partnerships. No partnerships were consolidated as a result of EITF 04-5. The adoption of EITF 04-5 on January 1, 2006, resulted in no material impact on the Company's consolidated financial position or results of operations.

   Statement of Financial Standards No. 154--Accounting Changes and Error Corrections--a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS No. 154")

In May, 2005, the FASB issued SFAS No 154, which replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the accounting and reporting requirements for a change in accounting principle. This Statement applies to all voluntary changes in accounting principle, and also to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2 -- Summary of Significant Accounting Policies - (continued)

SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. SFAS No. 154 carries forward without change the guidance contained in APB Opinion No. 20 for reporting the correction of an error in previously issued financial statements and reporting a change in accounting estimate, and also carries forward requirements for justification of a change in accounting principle on the basis of preferability.

SFAS No. 154 will be effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

   SFAS No. 123 (revised 2004) - Share Based Payment ("SFAS No. 123 (R)")

In December, 2004, the FASB issued SFAS No. 123(R). SFAS No. 123(R) supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees", and amends SFAS No. 95, "Statement of Cash Flows". Generally, the approach in Statement 123(R) is similar to the approach described in Statement 123. However, Statement 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative.

The Company adopted the fair-value-based method of accounting for share-based payments effective January 1, 2003 using the prospective method described in Statement of Financial Accounting Standards (SFAS) No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees and expects to continue to use this model upon our anticipated adoption of SFAS No. 123(R), on January 1, 2006.

Because SFAS No. 123(R) must be applied not only to new awards but to previously granted awards that are not fully vested on the effective date, and because the Company adopted SFAS No. 123 using the prospective transition method (which applied only to awards granted, modified or settled after the adoption date), compensation cost for some previously granted awards that were not recognized under SFAS No. 123 will be recognized under Statement
No. 123(R). However, had we adopted SFAS No. 123(R) in prior periods, the impact of that standard would have approximated the impact of SFAS No. 123 as described above in the disclosure of pro forma net income and earnings per share in Note 2 -- Summary of Significant Accounting Policies to our consolidated financial statements.

SFAS No. 123(R) also requires the benefits of tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow as required under current literature. This requirement will reduce net operating cash flows and increase net financing cash flows in periods after adoption. While the Company cannot estimate what those amounts will be in the future (because they depend upon, among other things, when employees exercise stock options), the amount of operating cash flows recognized for such excess tax deductions were $14.6 million, $0 million, and $4.3 million in 2005, 2004 and 2003, respectively.

   FASB Staff Position 106-2--Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2")

In May, 2004, the FASB issued (FSP 106-2). In accordance with FSP 106-2, the Company recorded a $40.9 million reduction in the accumulated plan benefit obligation as of the purchase accounting re-measurement date (April 28, 2004) and a $1.6 million decrease in net periodic postretirement benefit costs for the period April 29, 2004 through December 31, 2004.

On December 8, 2003, President Bush signed into law a bill that expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The Medicare Prescription Drug Improvement and Modernization Act of 2003 provides for special tax-free subsidies to employers that offer plans with qualifying drug coverages beginning in 2006. There are two broad groups of retirees receiving employer-subsidized prescription drug benefits from the Company. The first group, those who retired prior to January 1, 1992, receives a subsidy of between 90% and 100% of total cost. Since this cost-sharing level would clearly meet Medicare's criteria for a qualifying drug coverage, The Company anticipates that it would receive government subsidies for the benefits it will pay to its pre-1992 Medicare-eligible retirees beginning in 2006. This reduction to its underlying FAS 106 obligation was reflected during 2004, in accordance with FASB Staff Position 106-2.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2 -- Summary of Significant Accounting Policies - (continued)

With respect to the second group, those who retired on or after January 1, 1992, the Company-paid portion of retiree health benefits is capped and currently accounts for as low as 25% of total benefit cost. Due to ambiguities in the methodology prescribed by Medicare to determine qualifying drug coverages in certain situations, the Company could not definitively quantify a reduction in liability, if any, for this group during 2004. However, in January of 2005, Medicare issued regulations which clarified an employer's ability to
(1) aggregate certain groups of retirees together and (2) allocate the portion of benefit cost it pays for towards prescription drug coverage (as opposed to medical coverage) in determining whether a benefit meets the actuarial criteria for qualifying drug coverage. As a result of this clarification, the Company determined that it would receive government subsidies for its post-1991 Medicare-eligible retirees as well, and reflected the associated reduction in FAS 106 obligation during 2005.

   FASB Interpretation No. 46 (revised December 2003)--Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 ("FIN 46R")

In December, 2003, the FASB issued FIN 46R which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities for which controlling financial interests are not measurable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities (VIEs).

Controlling financial interests of a VIE are defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46R were applied at December 31, 2003 for entities considered to be special purpose entities
(SPEs), and applied at March 31, 2004 for non-SPE entities.

The Company categorized its FIN 46R consolidation candidates into three categories- 1) collateralized debt obligation funds it manages (CDO funds or
CDOs), which are SPEs, 2) low-income housing properties (the Properties) which are not SPEs, and 3) assorted other entities (Other Entities) which are not SPEs. The Company has determined that it should not consolidate any of the CDO funds, Properties or Other Entities, therefore the adoption of FIN 46R had no impact on the Company's consolidated financial position, results of operations or cash flows.

Additional liabilities recognized as a result of consolidating any VIEs with which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. Conversely, additional assets recognized as a result of consolidating VIEs would not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

Refer to Note 4 -- Relationships with Variable Interest Entities for a more complete discussion of the Company's significant relationships with VIEs, their assets and liabilities, and the Company's maximum exposure to loss as a result of its involvement with them.

   Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP-03-1")

On July 7, 2003, the AcSEC of the AICPA issued SOP 03-1. SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contractholders. Refer to Note 18 -- Certain Separate Accounts for additional disclosures required by SOP 03-1. See Cumulative Effect of Accounting Changes above for presentation of the impact of adoption of SOP 03-1.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


   Note 2 -- Summary of Significant Accounting Policies - (continued)

   SFAS No. 150 - Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS No. 150")

In May 2003, the Financial Accounting Standards Board (FASB) issued SFAS
No. 150. SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that certain financial instruments be classified as liabilities on issuer balance sheets, including those instruments that are issued in shares and are mandatorily redeemable, those instruments that are not issued in shares but give the issuer an obligation to repurchase previously issued equity shares, and certain financial instruments that give the issuer the option of settling an obligation by issuing more equity shares. The adoption of SFAS No. 150 had no impact on the Company's consolidated financial position, results of operations or cash flows.

   SFAS No. 149 - Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities ("SFAS No. 149")

In April 2003, the FASB issued SFAS No. 149. SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). In particular, SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, clarifies when a derivative contains a financing component, amends the definition of an underlying to conform it to language used in FASB Interpretation
No. 45--"Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. SFAS No. 149 was effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 had no impact on the Company's consolidated financial position, results of operations or cash flows.

   FASB Derivatives Implementation Group Issue No. B36--Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("DIG B36")

In April 2003, the FASB's Derivatives Implementation Group (DIG) released DIG B36. DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest and/or other investment results are determined by reference to a specific pool of assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation under SFAS No. 133. Under SFAS No. 133, bifurcation requires that the embedded derivative be held at fair value and that changes in fair value be charged or credited to income. The effective date of DIG B36 was October 1, 2003.

On October 1, 2003, the Company adopted DIG B36 and determined that certain of its reinsurance contracts and participating pension contracts contain embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. With respect to the underlying assets held at amortized cost, current guidance does not permit adjustments to record the fair value of all of these assets. However, the Company's implementation of DIG B36 required embedded derivatives based on the fair value of those assets to be recorded in income. The Company recorded derivative liabilities aggregating $429.2 million based on the fair value of the assets underlying these contracts. Of this total liability, $123.1 million related to assets held at amortized cost without any adjustment recorded to recognize the change in the fair value of the asset. Prior to the adoption of DIG B36, the Company had established, through other comprehensive income, a reserve for its participating pension contracts to recognize the impact on contractholder liabilities of the realization of unrealized gains on assets backing those contracts. With the adoption of DIG B36, this reserve is no longer required and is replaced by the recognition of the fair value of the embedded derivative in income. See Cumulative Effect of Accounting Changes above for presentation of the impact of adoption of DIG B36.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 3 -- Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                                            Period from  Period from
                                                             April 29     January 1
                                               Year Ended     through      through    Year Ended
                                              December 31, December 31,   April 28,  December 31,
                                                  2005         2004         2004         2003
                                              ------------ ------------- ----------- ------------
                                                           (in millions)
Net Investment Income
   Fixed maturities..........................   $2,660.8     $1,794.6     $1,073.0     $3,228.7
   Equity securities.........................       25.8          5.4          2.0         19.7
   Mortgage loans on real estate.............      589.8        398.0        257.0        772.0
   Real estate...............................       33.1         21.6          5.4         57.8
   Policy loans..............................      116.1         78.2         38.5        123.0
   Short-term investments....................       47.4         10.6          1.2         16.5
   Other.....................................      120.9        (72.4)       (41.6)      (230.2)
                                                --------     --------     --------     --------
   Gross investment income...................    3,593.9      2,236.0      1,335.5      3,987.5

       Less investment expenses..............      116.5        103.9         50.8        188.1
                                                --------     --------     --------     --------
Net investment income........................   $3,477.4     $2,132.1     $1,284.7     $3,799.4
                                                --------     --------     --------     --------
Net realized investment and other gains
  (losses), net of amounts credited to
  participating pension contractholders
   Fixed maturities..........................   $  129.0     $    7.0     $  (26.4)    $ (392.8)
   Equity securities.........................       11.6         24.7         73.0         69.9
   Mortgage loans on real estate and real
     estate to be disposed of................        8.5        (33.7)        50.6        244.1
   Derivatives and other invested assets.....      370.2        (14.0)        35.1         81.2
   Amounts credited to participating pension
     contractholders.........................       (4.7)       (34.9)        (8.2)         3.4
                                                --------     --------     --------     --------
Net realized investment and other gains
  (losses), net of amounts credited to
  participating pension contractholders......   $  514.6     $  (50.9)    $  124.1     $    5.8
                                                ========     ========     ========     ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 3 -- Investments - (continued)

Gross gains were realized on the sale of available-for-sale securities of $343.2 million for the year ended December 31, 2005, $181.0 million from April 29 through December 31, 2004, $210.9 million from January 1 through
April 28, 2004, and $606.9 million in 2003, and gross losses were realized on the sale of available-for-sale securities of $107.4 million for the year ended December 31, 2005, $62.5 million from April 29 through December 31, 2004, $13.0 million from January 1 through April 28, 2004, and $233.8 million in 2003.

The Company's investments in available-for-sale securities are summarized below for the years indicated:

                                                                  December 31, 2005
                                                   -----------------------------------------------
                                                                    Gross      Gross
                                                                  Unrealized Unrealized
                                                   Amortized Cost   Gains      Losses   Fair Value
                                                   -------------- ---------- ---------- ----------
                                                                    (in millions)
Available-for-Sale:
   Corporate securities...........................   $35,487.2      $373.2     $460.9   $35,399.5
   Asset-backed & mortgage-backed securities......     9,438.7        72.5      137.4     9,373.8
   Obligations of states and political
     subdivisions.................................       116.3         0.2        3.4       113.1
   Debt securities issued by foreign governments..       137.1         8.1        1.2       144.0
   U.S. Treasury securities and obligations of
     U.S. government corporations and agencies....       459.1         2.1        4.6       456.6
                                                     ---------      ------     ------   ---------
   Fixed maturities available-for-sale total......    45,638.4       456.1      607.5    45,487.0
   Equity securities..............................       636.0        51.4        5.3       682.1
                                                     ---------      ------     ------   ---------
   Total fixed maturities and equity securities
     available-for- sale..........................   $46,274.4      $507.5     $612.8   $46,169.1
                                                     =========      ======     ======   =========


                                                               December 31, 2004
                                                   ------------------------------------------
                                                               Gross      Gross
                                                   Amortized Unrealized Unrealized
                                                     Cost      Gains      Losses   Fair Value
                                                   --------- ---------- ---------- ----------
                                                                 (in millions)
Available-for-Sale:
   Corporate securities........................... $36,284.6   $792.7     $ 61.4   $37,015.9
   Asset-backed & mortgage-backed securities......   9,503.1    130.0       49.1     9,584.0
   Obligations of states and political
     subdivisions.................................     288.3      0.8        1.7       287.4
   Debt securities issued by foreign governments..     172.7     11.4        0.1       184.0
   U.S. Treasury securities and obligations of
     U.S. government corporations and agencies....     341.0      1.6        0.4       342.2
                                                   ---------   ------     ------   ---------
   Fixed maturities available-for-sale total......  46,589.7    936.5      112.7    47,413.5
   Equity securities..............................     769.0     14.4        3.2       780.2
                                                   ---------   ------     ------   ---------
   Total fixed maturities and equity securities
     available-for- sale.......................... $47,358.7   $950.9     $115.9   $48,193.7
                                                   =========   ======     ======   =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 3 -- Investments - (continued)

The amortized cost and fair value of fixed maturities at December 31, 2005, by contractual maturity, are shown below:

                                                      Amortized Cost Fair Value
                                                      -------------- ----------
                                                            (in millions)
Available-for-Sale:
Due in one year or less..............................   $ 1,074.0    $ 1,067.9
Due after one year through five years................     9,492.5      9,420.2
Due after five years through ten years...............    12,152.5     12,069.5
Due after ten years..................................    13,480.7     13,555.6
                                                        ---------    ---------
                                                         36,199.7     36,113.2
Mortgage-backed securities...........................     9,438.7      9,373.8
                                                        ---------    ---------
   Total.............................................   $45,638.4    $45,487.0
                                                        =========    =========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2005, 2004 and 2003 amounted to $0 million, $(0.5) million, and $0.1 million, respectively.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 2005 and 2004, $409.8 million and $339.3 million, respectively, of the Company's securities, at market value, were on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

For 2005, 2004 and 2003, net investment income passed through to participating pension contract holders as interest credited to policyholders' account balances amounted to $148.8 million, $170.5 million, and $161.7 million, respectively.

Depreciation expense on investment real estate was $5.6 million, $3.9 million, and $1.5 million, in 2005, 2004, and 2003, respectively. Accumulated depreciation was $39.3 million and $37.6 million at December 31, 2005 and 2004, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value would be charged to earnings.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 3 -- Investments - (continued)

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer,
(2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

      Unrealized Losses on Fixed Maturity Securities -- By Investment Age

                                                              As of December 31, 2005
                                         ----------------------------------------------------------------
                                          Less than 12 months    12 months or more           Total
                                         --------------------  --------------------  --------------------
                                          Carrying              Carrying              Carrying
                                          Value of              Value of              Value of
                                         Securities            Securities            Securities
                                         with Gross            with Gross            with Gross
                                         Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of Securities:                  Loss      Losses      Loss      Losses      Loss      Losses
--------------------------               ---------- ---------- ---------- ---------- ---------- ----------
                                                                   (in millions)
   US Treasury obligations and direct
     obligations of U.S. government
     agencies........................... $   146.4   $  (3.4)   $  210.4   $  (4.6)  $   356.8   $  (8.0)
Federal agency mortgage backed
  Securities............................   5,067.1     (76.2)    1,911.6     (61.2)    6,978.7    (137.4)
Debt securities issued by foreign
  Governments...........................      17.3      (0.4)       13.6      (0.8)       30.9      (1.2)
Corporate bonds.........................  15,198.7    (258.9)    6,950.0    (202.0)   22,148.7    (460.9)
                                         ---------   -------    --------   -------   ---------   -------
Total, debt securities..................  20,429.5    (338.9)    9,085.6    (268.6)   29,515.1    (607.5)
Common stocks...........................     170.6      (4.4)        3.6      (0.9)      174.2      (5.3)
                                         ---------   -------    --------   -------   ---------   -------
Total................................... $20,600.1   $(343.3)   $9,089.2   $(269.5)  $29,689.3   $(612.8)
                                         =========   =======    ========   =======   =========   =======

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

At December 31, 2005 the fixed maturity securities had a total gross unrealized loss of $550.9 million excluding basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased from $18.0 million at December 31, 2004 to $100.1 million at December 31, 2005 primarily due to interest rate changes since December 31, 2004.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 3 -- Investments - (continued)

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                     Balance at                      Balance at
                                     Beginning                         End of
                                     of Period  Additions Deductions   Period
                                     ---------- --------- ---------- ----------
                                                   (in millions)
Year ended December 31, 2005
   Mortgage loans on real estate....   $45.3      $30.7     $ 8.6      $67.4
                                       -----      -----     -----      -----
Total...............................   $45.3      $30.7     $ 8.6      $67.4
                                       =====      =====     =====      =====
April 29 through December 31, 2004
   Mortgage loans on real estate....   $83.9      $45.3     $83.9      $45.3
                                       -----      -----     -----      -----
Total...............................   $83.9      $45.3     $83.9      $45.3
                                       =====      =====     =====      =====
January 1 through April 28, 2004
   Mortgage loans on real estate....   $65.9      $23.3     $ 5.3      $83.9
                                       -----      -----     -----      -----
Total...............................   $65.9      $23.3     $ 5.3      $83.9
                                       =====      =====     =====      =====
Year ended December 31, 2003
   Mortgage loans on real estate....   $61.7      $56.6     $52.4      $65.9
                                       -----      -----     -----      -----
Total...............................   $61.7      $56.6     $52.4      $65.9
                                       =====      =====     =====      =====

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 3 -- Investments - (continued)

At December 31, 2005 and 2004, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                 December 31,
                                                                --------------
                                                                 2005    2004
                                                                ------  ------
                                                                 (in millions)
Impaired mortgage loans on real estate with provision for
  losses....................................................... $229.8  $163.3
Provision for losses...........................................  (67.4)  (45.3)
                                                                ------  ------
Net impaired mortgage loans on real estate..................... $162.4  $118.0
                                                                ======  ======

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                         2005     2004   2003
                                                        ------   ------  -----
                                                            (in millions)
Average recorded investment in impaired loans......... $196.5   $143.9   $90.8
Interest income recognized on impaired loans..........   10.3      7.3     3.4

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $94.0 million and $107.3 million as of December 31, 2005 and 2004, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2005     2004    2003
                                                       ----     -----   ----
                                                           (in millions)
Expected.............................................. $8.0    $10.1    $7.6
Actual................................................  4.9      8.7     7.2

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3 -- Investments - (continued)

At December 31, 2005, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

                                                        Carrying
             Collateral Property Type                    Amount
             ------------------------                 -------------
                                                      (in millions)
             Apartments..............................   $ 1,590.8
             Hotels..................................       171.7
             Industrial..............................       947.5
             Office buildings........................     1,875.2
             Retail..................................     2,844.7
             Multi family............................         0.5
             Mixed Use...............................       464.2
             Agricultural............................     2,740.9
             Other...................................       231.5
             Allowance for losses....................       (67.4)
                                                        ---------
             Total...................................   $10,799.6
                                                        =========

                                                        Carrying
             Geographic Concentration                    Amount
             ------------------------                 -------------
                                                      (in millions)
             East North Central......................   $ 1,153.8
             East South Central......................       409.5
             Middle Atlantic.........................     1,544.3
             Mountain................................       752.4
             New England.............................       972.4
             Pacific.................................     2,496.6
             South Atlantic..........................     2,051.5
             West North Central......................       397.0
             West South Central......................       840.1
             Canada/Other............................       249.4
             Allowance for losses....................       (67.4)
                                                        ---------
             Total...................................   $10,799.6
                                                        =========

Mortgage loans with outstanding principal balances of $130.5 million, and bonds with amortized cost of $85.6 million were non-income producing for the year ended December 31, 2005. There was no non-income producing real estate for the year ended December 31, 2005.

Securitization activity

In 2004 and 2003, the Company originated commercial mortgages and sold them to Commercial Mortgage Backed Securities Trusts (Trusts), and in certain cases, retained servicing rights to the mortgages sold. These Trusts are QSPEs in accordance with SFAS No. 140 and therefore, as transferor of financial assets to these Trusts, the Company is prohibited from using consolidation accounting for its relationships with them. In accordance with FIN 46, this prohibition will continue. During 2004, and 2003, the Company sold $124.7 million, and $529.8 million of commercial mortgage loans in securitization transactions, respectively, for which it received net proceeds of $125.0 million, and $541.4 million, respectively, from which it recognized pre-tax gains of $0.3 million, and $12.0 million, respectively, and from which it retained servicing assets of $0, and $0.4 million, respectively. The Company's mortgage servicing assets were valued, in the aggregate, at $1.2 million and $1.6 million at December 31, 2005 and 2004, respectively.

The Company values retained security interests in securitizations, at time of issue and subsequently, using the same pricing methods as it uses for its existing investment portfolio. Fair value prices are obtained from an independent pricing service when available, and if not available are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Refer to Note 16 - Fair Value of Financial Instruments below for further discussion of the Company's fair value methodologies. The Company values servicing rights by estimating future cash flows from the servicing assets using discount rates that approximate market rates.

Equity Method Investments

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $2,227.3 million and $2,427.0 million at December 31, 2005 and 2004, respectively. Total combined assets of such investments were $19,661.9 million and $14,931.4 million (consisting primarily of investments), and total combined liabilities were $2,825.1 million and $3,082.6 million (including $693.3 million and $1,386.8 million of debt) at December 31, 2005 and 2004, respectively. Total combined revenues and expenses of these investments in 2005 were $930.7 million and $738.3 million, respectively, resulting in $192.4 million of total

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 3 -- Investments - (continued)

combined income from operations. Total combined revenues and expenses of these investments in 2004 were $1,299.9 million and $660.3 million, respectively, resulting in $639.6 million of total combined income from operations. Total combined revenues and expenses in 2003 were $1,184.0 million and $940.3 million, respectively, resulting in $243.7 million of total combined income from operations. Net investment income on investments accounted for on the equity method totaled $272.7 million in 2005, $121.4 million for the period from April 29, 2004 through December 31, 2004, $74.2 million for the period from January 1, 2004 through April 28, 2004 and $138.3 million in 2003, respectively. Depending on the timing of receipt of audited financial statements of these other assets, the above investee level financial data may be up to one year in arrears.

Note 4 -- Relationships with Variable Interest Entities

The Company has relationships with various types of special purpose entities
(SPEs) and other entities, some of which are variable interest entities (VIEs), in accordance with FIN 46R as discussed in Note 2 - Summary of Significant Accounting Policies. Presented below are discussions of the Company's significant relationships with VIEs. Additional liabilities recognized as a result of consolidating any VIEs with which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. These additional liabilities are non-recourse to the general assets to the Company. Conversely, additional assets recognized as a result of consolidating VIEs do not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

Variable interest entities that are consolidated

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are variable interest entities ("VIEs"). The Company manages an equity fund and consolidates the fund as its primary beneficiary. The impact to the Company of consolidating this VIE in 2005 was an increase in other invested assets of $80.0 and an increase in amounts attributable to other contract holders of $34.3 from December 31, 2004. The Company's separate account funds are considered the primary beneficiary of certain timberland VIEs. The consolidation of these VIEs in the separate account funds resulted in an increase in separate account fund assets of $177.1 million, an increase in separate account fund liabilities of $62.4 million and an increase in amounts attributable to other contractholders of $114.7 million from December 31, 2004.

Variable interest entities that are not consolidated

Except as previously noted, the Company has determined that it is not the primary beneficiary of any VIE in which it invests or manages.

The following is a discussion of the entities the Company has significant relationships with and certain summarized financial information for them.

Collateralized Debt Obligation Funds (CDO's)

The Company acts as an investment manager to certain asset backed investment vehicles, commonly known as collateralized debt obligation funds ("CDOs"). The Company has determined that most of the CDOs it manages are VIEs. The Company also invests in the debt and/or equity of these CDOs, and in the debt and/or equity of CDOs managed by others. Any net losses in excess of the CDO equity are borne by the debt owners. Owners of securities issued by CDOs that are managed by the Company have no recourse to the Company's assets in the event of default by the CDO. The Company's risk of loss from any CDO that it manages, or in which it invests, is limited to its investment in the CDO.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 4 -- Relationships with Variable Interest Entities - (continued)

The maximum exposure to losses from CDOs managed by the Company is $169.6 million and $261.6 million as of December 31, 2005 and 2004, respectively. This consists of investments in tranches rated Aa1 and better of $128.7 million and $222.9 million, investments in tranches rated below BBB of $17.4 million and $18.1 million, and equity tranches of $23.5 million and $20.6 million as of December 31, 2005 and 2004, respectively.

Total size of Company-Managed CDOs

                                                                December 31,
                                                              -----------------
                                                                2005     2004
                                                              -------- --------
                                                                (in millions)
Total assets................................................. $5,341.4 $3,775.9
                                                              ======== ========
Total debt...................................................  5,232.3 $3,707.9
Total other liabilities......................................     24.9      9.0
                                                              -------- --------
Total liabilities............................................  5,257.2  3,716.9
Total equity.................................................     84.2     59.0
                                                              -------- --------
Total liabilities and equity/(1)/............................ $5,341.4 $3,775.9
                                                              ======== ========
--------
/(1)/ Includes the Company's investment in the debt and equity of Company-managed VIE and non-VIE CDOs.

Low-Income Housing Partnerships (LIH Partnerships)

The Company has investments that qualify for low-income housing and/or historic tax credits ("LIH Partnerships"). These investments are primarily through real estate limited partnerships. The Company is usually the sole limited partner or investor member and it is not the general partner or managing member in any of the LIH Partnerships.

The Company's maximum exposure to losses from its investments in LIH Partnerships is $468.1 million and $482.1 million as of December 31, 2005 and 2004, respectively. This consists of equity investments of $351.4 million and $323.2 million, mortgage investments of $66.3 million and $67.1 million, outstanding equity capital of $49.5 million and $90.9 million, and mortgage commitments to the partnerships of $0.9 million and $0.9 million as of December 31, 2005 and 2004, respectively.

Total size of the Properties (1)

                                                                December 31,
                                                              -----------------
                                                                2005     2004
                                                              -------- --------
                                                                (in millions)
Total assets................................................. $1,125.6 $1,103.9
                                                              -------- --------
Total debt................................................... $  675.5 $  669.9
Total other liabilities......................................     89.7    103.3
                                                              -------- --------
Total liabilities............................................    765.2    773.2
Total equity.................................................    360.4    330.7
                                                              -------- --------
Total liabilities and equity/(2)/............................ $1,125.6 $1,103.9
                                                              ======== ========
--------
/(1)/ Certain data above is reported with a three-month lag due to the delayed availability of financial statements of the LIH Partnerships.
/(2)/ Includes the Company's investment in the debt and equity of these Partnerships.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 4 -- Relationships with Variable Interest Entities - (Continued)

Timberland Investments (Timber Funds)

The Company acts as an investment manager of timberland properties with total assets of $5.2 billion at December 31, 2005, of which $2.2 billion relates to funds that the general fund and institutional separate accounts invest in ("the Timber Funds"). In its capacity as investment advisor to the Timber Funds, the Company earns investment advisory fees, and in the majority of cases earns forestry management fees and is eligible for performance advisory fees. The Company has determined that most of the Timber Funds are VIEs.

The Company's maximum exposure to losses from Timber Funds is $106.6 million and $81.3 million as of December 31, 2005 and 2004, respectively. This consists of equity investments of $73.2 million and $60.2 million, debt investments of $19.6 million and $21.1 million, and outstanding equity commitments to these funds of $13.8 million and $0 million as of December 31, 2005 and 2004, respectively.

Total size of Timber Funds

                                                                December 31,
                                                              -----------------
                                                                2005     2004
                                                              -------- --------
                                                                (in millions)
Total assets................................................. $2,154.2 $1,623.6
                                                              -------- --------
Total debt................................................... $  713.5 $  542.4
Total other liabilities......................................     55.6     30.0
                                                              -------- --------
Total liabilities............................................    769.1    572.4
Total equity.................................................  1,385.1  1,051.2
                                                              -------- --------
Total liabilities and equity/(1)/............................ $2,154.2 $1,623.6
                                                              ======== ========
--------
/(1)/ Includes the Company's investment in the debt and equity of the Timber
      Funds.

Other Entities

The Company has investment relationships with other entities ("Other Entities"), which result from its direct investment in their debt and/or equity. This category includes energy investment partnerships, investment funds organized as limited partnerships, and businesses that have undergone debt restructurings and reorganizations. With the exception of its involvement with ArcLight Energy Partners Fund I, L.P. ("ArcLight"), the Company believes that its relationships with the Other Entities are not significant, and accordingly, does not provide any summary financial data or data relating to the Company's maximum exposure to loss as a result of its relationships with Other Entities. These potential losses are generally limited to amounts invested, which are included on the Company's Consolidated Balance Sheets in the appropriate investment categories.

ArcLight, a private equity fund, invests in the electric power, utility and energy industry sectors. The Company is a limited partner investor, owning approximately 55% of ArcLight's partners' capital as at December 31, 2005 and December 31, 2004. The Company's potential losses in relation to ArcLight are limited to its investment in ArcLight. As at September 30, 2005, ArcLight had total assets of $833.9 million, liabilities of $43.2 million, and partners' capital of $790.7 million. As at December 31, 2004, ArcLight had total assets of $815.3 million, liabilities of $1.5 million, and partners' capital of $813.8 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 5 -- Derivatives and Hedging Instruments

The fair values of derivative instruments classified as assets at December 31, 2005 and 2004 were $1,053.3 million and $1,198.9 million, respectively, and appear on the consolidated balance sheets in other assets. The fair values of derivative instruments classified as liabilities at December 31, 2005 and 2004 were $495.4 million and $1,168.9 million, respectively, and appear on the consolidated balance sheets in other liabilities. The fair values of derivative instruments, identified as embedded derivatives in participating pension contracts and modified coinsurance agreements pursuant to DIG B36, classified as liabilities and appear on the Company's consolidated balance sheets in policyholders' funds at December 31, 2005 and 2004 were $14.8 million and $48.6 million, respectively.

Fair Value Hedges. The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

The Company enters into purchased interest rate cap agreements, cancelable interest rate swap agreements, and written swaptions to manage the interest rate exposure of options that are embedded in certain assets and liabilities. A written swaption obligates the Company to enter into an interest rate agreement on the expiration date contingent on future interest rates. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

For the year ended December 31, 2005, the Company recognized net gains of $129.9 million related to the ineffective portion of its fair value hedges, and net gains or losses of $0 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. These amounts are recorded in net realized investment and other gains and losses. For the period April 29, 2004 through December 31, 2004, the Company recognized net losses of $38.5 million related to the ineffective portion of its fair value hedges, and net gains of $1.1 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. For the period January 1, 2004 through April 28, 2004, the Company recognized net gains of $4.4 million related to the ineffective portion of its fair value hedges, and net losses of $3.8 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. For the year ended December 31, 2003, the Company recognized net losses of $5.8 million related to the ineffective portion of its fair value hedges, and net losses of $1.5 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. In 2005, the Company had no hedges of firm commitments.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 5 -- Derivatives and Hedging Instruments - (continued)

Cash Flow Hedges. The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During the periods in the future when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain funding agreements issued by the company or payments that it will receive on certain floating rate fixed income securities. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period ended December 31, 2005, the Company recognized gains of $6.6 million related to the ineffective portion of its cash flow hedges. These amounts are recorded in net realized investment and other gains and losses. For the year ended December 31, 2005, all of the Company's hedged forecast transactions qualified as cash flow hedges.

For the period ended December 31, 2005, a net gain of $0.2 million was reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $2.3 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

For the year ended December 31, 2005, none of the Company's cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the year ended December 31, 2005 gains of $210.0 million (net of tax of $134.3 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $452.4 million (net of tax of $244.7 million) at December 31, 2005. For the period January 1, 2004 through April 28, 2004, losses of $37.3 million (net of tax of $20.0 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $188.8 million (net of tax of $99.6 million) respectively. For the period April 29, 2004 through December 31, 2004, gains of $242.4 million (net of tax of $110.4 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balances of $242.4 million (net of tax of $110.4 million) at December 31, 2004.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges, without designating the derivatives as hedging instruments.

In addition the Company used interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 6 -- Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated Federal income tax return. The life insurance company sub-group includes three domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company and Manulife Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company, Ltd.) that is treated as a U.S. company for Federal income tax purposes. The non-life insurance company subgroup consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries, LLC and John Hancock International Holdings, Inc.

The Company is included in the consolidated federal income tax return of JHFS. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

Income before income taxes and cumulative effect of accounting changes includes the following:

                                                                        April 29   January 1
                                                                        through     through
                                                                      December 31, April 28,
                                                               2005       2004       2004      2003
                                                             -------- ------------ --------- --------
                                                                          (in millions)
Domestic.................................................... $1,285.8    $471.7     $472.2   $1,200.7
Foreign.....................................................     23.4      16.8        2.0       14.1
                                                             --------    ------     ------   --------
Income before income taxes and cumulative effect of
  accounting changes........................................ $1,309.2    $488.5     $474.2   $1,214.8
                                                             ========    ======     ======   ========

The components of income taxes were as follows:

                                                   April 29   January 1
                                                   through     through
                                                 December 31, April 28,
                                          2005       2004       2004     2003
                                         ------  ------------ --------- ------
                                                     (in millions)
Current taxes:
   Federal.............................. $(22.0)    $ 84.8     $(33.2)  $163.9
   Foreign..............................    6.3        7.7        1.1      4.4
   State................................    0.1        3.1        1.5      4.6
                                         ------     ------     ------   ------
                                          (15.6)      95.6      (30.6)   172.9
                                         ------     ------     ------   ------
Deferred taxes:
   Federal..............................  455.2       25.3      175.2    179.0
   Foreign..............................   (0.9)      (0.6)      (0.8)     0.1
   State................................    1.3       (4.5)      (2.2)    (6.7)
                                         ------     ------     ------   ------
                                          455.6       20.2      172.2    172.4
                                         ------     ------     ------   ------
   Total income taxes................... $440.0     $115.8     $141.6   $345.3
                                         ======     ======     ======   ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 6 -- Income Taxes - (continued)

A reconciliation of income taxes computed by applying the Federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                   April 29   January 1
                                                   through     through
                                                 December 31, April 28,
                                          2005       2004       2004     2003
                                         ------  ------------ --------- ------
                                                     (in millions)
Tax at 35%.............................. $458.2     $171.0     $166.0   $425.2
Add (deduct):
   Prior year taxes.....................    6.2       14.2        2.3      4.7
   Tax credits..........................  (61.2)     (37.9)     (18.6)   (50.2)
   Foreign taxes........................    0.7        1.3         --      1.4
   Tax exempt investment income.........   (9.1)      (7.3)      (4.2)   (21.3)
   Lease income.........................   46.8      (24.5)      (2.4)    (9.7)
   Other................................   (1.6)      (1.0)      (1.5)    (4.8)
                                         ------     ------     ------   ------
       Total income taxes............... $440.0     $115.8     $141.6   $345.3
                                         ======     ======     ======   ======

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                December 31,
                                                             ------------------
                                                               2005      2004
                                                             --------  --------
                                                               (in millions)
Deferred tax assets:
   Policy reserve adjustments............................... $  702.6  $  787.0
   Other employee benefits..................................     61.4     176.9
   Book over tax basis of investments.......................    409.6     586.9
   Dividends payable to policyholders.......................    265.1     253.0
   Interest.................................................     57.9      56.6
   Pension plan expense.....................................     58.0      57.7
   Deferred policy acquisition costs........................       --     146.4
   Unearned premium.........................................      4.1        --
   Net operating loss.......................................    453.3        --
   Other....................................................     18.8      45.6
                                                             --------  --------
       Total deferred tax assets............................ $2,030.8  $2,110.1
                                                             --------  --------
Deferred tax liabilities:
   Deferred policy acquisitions costs.......................      5.2        --
   Depreciation.............................................     33.8      33.8
   Basis in partnerships....................................    199.7     108.9
   Market discount on bonds.................................    147.3     146.1
   Lease income.............................................    359.0      71.2
   Value of business acquired...............................  1,205.2   1,215.8
   Unrealized gains.........................................    105.8     227.1
   Merger expenses..........................................    346.5     208.4
                                                             --------  --------
       Total deferred tax liabilities....................... $2,402.5  $2,011.3
                                                             --------  --------
          Net deferred tax (liabilities) assets............. $ (371.7) $   98.8
                                                             ========  ========

As of December 31, 2005, the Company had operating loss carry forwards of $1,295.1 million. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $42.5 million, $59.4 million, and $147.4 million in 2005, 2004, and 2003, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 7 -- Closed Block

As of February 1, 2000, the Company established a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies for which the Company had a dividend scale payable in 1999 and individual term life insurance policies that were in force on February 1, 2000. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales payable in 1999, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without prior approval of the Massachusetts Division of Insurance.

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced.

The assets and liabilities allocated to the closed block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date of demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to closed block policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 7 -- Closed Block - (continued)

The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                              December 31,
                                                          --------------------
                                                             2005       2004
                                                          ---------  ---------
                                                              (in millions)
Liabilities
Future policy benefits................................... $10,827.4  $10,759.5
Policyholder dividend obligation.........................     252.1      540.1
Policyholders' funds.....................................   1,502.0    1,506.7
Policyholder dividends payable...........................     413.9      419.3
Other closed block liabilities...........................      79.4       64.4
                                                          ---------  ---------
       Total closed block liabilities.................... $13,074.8  $13,290.0
                                                          =========  =========
Assets
Investments
Fixed maturities:
   Available-for-sale--at fair value (cost: 2005--$
     6,760.5; 2004--$ 6,474.1)........................... $ 6,723.1  $ 6,585.6
Equity securities:
   Available-for-sale--at fair value (cost: 2005--$
     86.7; 2004--$ 7.0)..................................      89.8        7.0
Mortgage loans on real estate............................   1,464.0    1,662.0
Policy loans.............................................   1,535.8    1,534.3
Other invested assets....................................     227.4      324.3
                                                          ---------  ---------
       Total investments.................................  10,040.1   10,113.2

Cash and cash equivalents................................      (2.1)     142.9
Accrued investment income................................     145.4      140.2
Other closed block assets................................     394.9      317.2
                                                          ---------  ---------
       Total closed block assets......................... $10,578.3  $10,713.5
                                                          =========  =========
Excess of reported closed block liabilities over
  assets designated to the closed block.................. $ 2,496.5  $ 2,576.5
Portion of above representing other comprehensive
  income:
   Unrealized (depreciation) appreciation, net of
     tax of $ 14.5 million and $(39.7) million at
     2005 and 2004 respectively..........................     (28.2)      74.3
   Allocated to the policyholder dividend
     obligation, net of tax ($14.5) million and $
     40.1 million at 2005 and 2004, respectively.........      27.1      (74.4)
                                                          ---------  ---------
       Total.............................................      (1.1)      (0.1)
       Maximum future earnings to be recognized from
         closed block assets and liabilities............. $ 2,495.4  $ 2,576.4
                                                          =========  =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 7 -- Closed Block - (continued)

                                                         Period from  Period from
                                                           April 29    January 1
                                                           through      through
                                                         December 31,  April 28,
                                                  2005       2004        2004
                                                -------  ------------ -----------
                                                          (in millions)
Change in the policyholder dividend obligation:
   Balance at beginning of period.............. $ 540.1     $308.8      $ 400.0
Purchase accounting fair value adjustment......      --      208.4           --
Impact on net income before income taxes.......  (131.8)     (91.8)        23.4
Unrealized investment gains (losses)...........  (156.2)     114.7       (114.6)
                                                -------     ------      -------
       Balance at end of period................ $ 252.1     $540.1      $ 308.8
                                                =======     ======      =======

                                                                   Period from  Period from
                                                                     April 29    January 1
                                                       Year Ended    through      through    Year Ended
                                                      December 31, December 31,  April 28,  December 31,
                                                          2005         2004        2004         2003
                                                      ------------ ------------ ----------- ------------
                                                                        (in millions)
Revenues
Premiums.............................................   $  801.1      $573.2      $278.0      $  915.7
Net investment income................................      521.7       348.0       208.4         648.2

Net realized investment and other (losses)...........      (17.9)       (6.8)       (1.7)        (63.0)
Other closed block revenues..........................         --          --        (0.2)         (0.1)
                                                        --------      ------      ------      --------
   Total closed block revenues.......................    1,304.9       914.4       484.5       1,500.8

Benefits and Expenses
Benefits to policyholders............................      830.4       627.9       344.9         923.5
Change in the policyholder dividend obligation.......     (111.6)      (85.2)      (11.2)         (2.4)
Other closed block operating costs and expenses......       (3.1)       (3.4)        0.9          (3.0)
Dividends to policyholders...........................      464.9       285.1       141.1         449.5
                                                        --------      ------      ------      --------
Total benefits and expenses..........................    1,180.6       824.4       475.7       1,367.6

Closed block revenues, net of closed block benefits
  and expenses, before income taxes and cumulative
  effect of accounting change........................      124.3        90.0         8.8         133.2
Income taxes, net of amounts credited to the
  policyholder dividend $0.3 million for the year
  ended December 31, 2005, $1.7 million for the
  period April 29 through December 31, 2004, $0.6
  million for the period January 1 through April 28,
  2004, and $ 2.1 million for the year ended
  December 31, 2003, respectively....................       44.0        31.6         2.3          45.6
                                                        --------      ------      ------      --------
Closed block revenues, net of closed block benefits
  and expenses and income taxes, before cumulative
  effect of accounting change........................   $   80.3      $ 58.4      $  6.5      $   87.6
                                                        ========      ======      ======      ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 7 -- Closed Block - (continued)

Maximum future earnings from closed block assets and liabilities:

                                                      Years Ended December 31,
                                                      -----------------------
                                                         2005         2004
                                                       --------     --------
                                                         (in millions)
Beginning of period.................................. $2,576.4     $2,641.3
End of period........................................  2,495.4      2,576.4
                                                       --------     --------
Change during period................................. $  (81.0)    $  (64.9)
                                                       ========     ========

Note 8 -- Sale/Leaseback Transaction and Other Lease Obligations

On March 14, 2003, the Company sold three of its Home Office complex properties to Beacon Capital Partners for $910.0 million. As part of the transaction, the Company entered into a long-term lease of the space it occupied at the time. As a result of the sale-leaseback transaction, the Company recognized a current realized gain of $233.8 million and a deferred profit of $247.7 million. A capital lease obligation of $90.0 million was recorded for one of the properties, which has a 15 year market-based lease term. The other two properties have operating market-based leases which range from 5 to 12 years. The Company also provided Beacon Capital Partners with a long-term sublease on the Company's parking garage. This sublease was terminated in April 2004, when the Company sold the parking garage to Beacon Capital Partners. The Company recognized a gain on the sale of the garage of $74.2 million. The Company has a cancelable market rate lease for parking spaces at the garage.

The future minimum lease payments by year and in the aggregate, under the capital lease and under non-cancelable operating leases are presented below:

                                                              Non- cancelable
                                                      Capital    Operating
                                                       Lease      Leases
                                                      ------- ---------------
                                                           (in millions)
2005................................................. $  8.8      $ 37.5
2006.................................................    8.8        37.5
2007.................................................    8.8        30.5
2008.................................................    8.8        29.5
2009.................................................    8.8        29.3
Thereafter...........................................   70.9        98.4
                                                      ------      ------
Total minimum lease payments.........................  114.9      $262.7
                                                                  ======
Amounts representing interest........................  (44.7)
                                                      ------
Present value of net minimum lease payments..........   70.2
Current portion of capital lease obligation..........   (8.8)
                                                      ------
Total................................................ $ 61.4
                                                      ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 9 -- Debt and Line of Credit

Short-term and long-term debt consists of the following:

                                                         December 31,
                                                      ------------------
                                                        2005      2004
                                                      --------  --------
                                                         (in millions)
Short-term debt:
Current maturities of long-term debt................. $   18.9  $   41.5

Long-term debt:
   Surplus notes, 7.38% maturing in 2024 (1).........    497.0     516.7
   Notes payable, interest ranging from 6.9% to
     12.1%, due in varying amounts to 2012...........     42.7      80.3
                                                      --------  --------
Total long-term debt.................................    539.7     597.0

Less current maturities..............................    (18.9)    (41.5)
                                                      --------  --------
Long-term debt.......................................    520.8     555.5
                                                      --------  --------
   Total long and short-term debt before fair value
     adjustments.....................................    539.7     597.0

Fair value adjustments related to interest rate
  swaps (1)..........................................     19.6      22.1
                                                      --------  --------
Total long and short-term debt after fair value
  adjustments........................................ $  559.3  $  619.1
                                                      ========  ========
Consumer notes:
   Notes payable, interest ranging from 1.75% to
     6.45% due in varying amounts to 2034............ $2,487.7  $2,379.1
                                                      ========  ========
--------
(1) As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the Surplus Notes from fixed to variable. Under SFAS No. 133, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

The issuance of Surplus Notes by the Company was approved by the Massachusetts Commissioner of Insurance, and any payments of interest or principal on the Surplus Notes requires the prior approval of the Massachusetts Commissioner of Insurance.

The notes payable consists of debt issued by various operating subsidiaries of the Company of which $14.1 million was outstanding at December 31, 2005 at Signature Fruit, Inc., a subsidiary of the Company, $4.8 million of which is short-term.

At December 31, 2005, the Company, Manulife, JHFS, and other Manulife subsidiaries had a committed line of credit through a group of banks totaling $250.0 million pursuant to a multi-year facility, which will expire in July 2008. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, Manulife is required to maintain certain minimum level of net worth and Manulife and the Company are required to comply with certain other covenants, which were met at December 31, 2005. At
December 31, 2005 Manulife and its subsidiaries, including the Company had no outstanding borrowings under the agreement.

At December 31, 2005, the Company had a committed line of credit established by Manulife totaling $1.0 billion pursuant to a 364-day revolving credit facility. Manulife will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2005. At December 31, 2005, the Company had no outstanding borrowings under the agreement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 9 -- Debt and Line of Credit - (continued)

Aggregate maturities of long-term debt are as follows: 2006--$18.9 million; 2007--$11.7 million; 2008--$2.1 million, 2009--$1.3 million; 2010--$1.4 million; and thereafter--$504.3 million.

Interest expense on debt, included in other operating costs and expenses, was $43.2 million in 2005 and $27.7 million and $14.2 million for the periods from April 29 through December 31, 2004 and January 1 through April 28, 2004, respectively. Interest expense on debt, included in other operating costs and expenses, was $49.6 million in 2003. Interest paid on debt was $42.5 million in 2005 and $24.8 million and $19.2 million for the period from April 29 through December 31, 2004 and January 1 through April 28, 2004, respectively. Interest paid amounted to $46.2 million in 2003.

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes are issued weekly with a variety of maturities, interest rates, and call provisions. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1,000,000, or an individual redemption limitation of $200,000 of aggregate principal.

Aggregate maturities of consumer notes, gross of unamortized dealer fees, are as follows: 2006--$501.3 million; 2007--$480.7 million; 2008--$583.3 million,
2009--$388.4 million, 2010--$276.2 million; and thereafter--$705.2 million.

Interest expense on consumer notes, included in benefits to policyholders, was $122.1 million, $100.8 million and $39.0 million in 2005, 2004, and 2003, respectively. Interest paid amounted to $115.4 million, $90.1 million and $29.8 million in 2005, 2004 and 2003.

Note 10 -- Related Party Transactions

The Company provided JHFS, its parent, with personnel, property, and facilities in carrying out certain of its corporate functions. The Company annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in other operating costs and expenses in the Company's Consolidated Statements of Income. The Company charged JHFS service fees of $0 million, $17.3 million and $21.0 million for the years ending December 31, 2005, 2004 and 2003, respectively. As of December 31, 2005, JHFS was current in its payments to the Company related to these services.

The Company provides certain administrative and asset management services to its pension plans and employee welfare trust (the Plans). Fees paid to the Company for these services were $6.3 million, $6.4 million and $5.7 million during the years ended December 31, 2005, 2004 and 2003, respectively.

The Company has reinsured certain portions of its long-term care insurance and group pension businesses with John Hancock Reassurance Company, Ltd. of Bermuda (JHReCo), an affiliate and wholly owned subsidiary of JHFS. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. During the fourth quarter of 2003, the reinsurance agreement covering pension contracts was converted to a modified coinsurance agreement. As a result, the Company recorded a liability for coinsurance amounts withheld from JHReCo of $1,840.5 million and $1,529.0 million at December 31, 2005 and 2004, respectively, which are included with other liabilities in the Company's Consolidated Balance Sheets and recorded reinsurance recoverable from JHReCo of $2,164.1 million and $2,169.2 million at December 31, 2005 and 2004, respectively, which are included with other reinsurance recoverables on the Company's Consolidated Balance Sheets. Premiums ceded to JHReCo were $537.2 million, $702.8 million and $868.7 million during the years ended December 31, 2005, 2004 and 2003 respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 10 -- Related Party Transactions - (continued)

During the year ended 2005 the Company entered into an assumption reinsurance agreement with John Hancock Insurance Company of Vermont (JHIC of Vermont), an affiliate and wholly owned subsidiary of JHFS. Under the agreement separate account assets and corresponding liabilities of $127.6 million from the Company's Trust Owned Health Insurance (TOHI) contracts, were transferred to JHIC of Vermont. TOHI is a funding vehicle for postretirement medical benefit plans, which offers customers an insured medical benefit-funding program in conjunction with a broad range of investment options.

During the year ended 2002, the Company reinsured certain portions of its group pension businesses with an affiliate, JHIC of Vermont. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. As a result, the Company recorded a liability for reinsurance recoverable from JHIC of Vermont of $1.0 million and $0.8 million at December 31, 2005 and 2004, which is included with other liabilities in the Company's Consolidated Balance Sheets. At December 31, 2005 and December 31, 2004, the Company had not recorded any outstanding reinsurance receivables from JHIC of Vermont. Reinsurance recoverable is typically recorded with other reinsurance recoverables on the consolidated balance sheet. Premiums ceded by the Company to JHIC of Vermont were $0.7 million and $1.0 million during the years ended December 31, 2005 and 2004.

The Company, in the ordinary course of business, invests funds deposited with it by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2005, the Company managed approximately $1,700.0 million of investments for Manulife affiliates which to date generated market-based revenue for the Company.

To effect the efficiencies of the merger with Manulife, the Company has an arrangement with its parent, Manulife, to share the cost of certain corporate services including, among others, personnel, property facilities, catastrophic reinsurance coverage, and directors' and officers insurance. In addition, synergies of sales agents are being found whereby the Company has an arrangement for the compensation of its sales agents for cross-selling products of Manulife affiliates. Operational efficiencies identified in the merger are subject to a service agreement between the Company and its affiliate John Hancock Life Insurance Company (U.S.A) ("John Hancock USA") formally known as The Manufacturers Life Insurance Company (U.S.A), a U.S.-based life insurance subsidiary of Manulife, whereby the Company is obligated to provide certain services in support of John Hancock USA's business. Further, under the service agreement John Hancock USA is obligated to provide compensation to the Company for services provided.

There are two Service Agreements, both effective as of April 28, 2004, between the Company and John Hancock USA. Under the one agreement the Company provides services to John Hancock USA, and under the other John Hancock USA provides services to the Company. In both cases the Provider of the services can also employ a "Provider Affiliate" to provide services. In the case of the service agreement where the Company provides services to John Hancock USA, a "Provider Affiliate" means the Company's parent, JHFS, and its direct and indirect subsidiaries. As of December 31, 2005 there are accrued payables from the Company to John Hancock USA of $37.0 million for these service agreements.

Prior to its merger with Manulife, the Company reinsured certain portions of its closed block with Manulife. During the fourth quarter of 2004, the Company entered into an additional agreement covering closed block policies with a Manulife affiliate. The Company entered into these reinsurance contracts in order to facilitate its statutory capital management process. Both the original and the revised reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. The closed block reinsurance agreement is a financial reinsurance agreement and does not meet the risk transfer definition for U.S. GAAP reporting purposes. The agreement is accounted for under deposit accounting with only the reinsurance risk fee being reported on the consolidated statements of income. The Company's Consolidated Financial Statements do not report reinsurance ceded premiums or reinsurance recoverable. The Company's Consolidated Financial Statements report a risk fee that was paid to the Manulife reinsurance companies for the periods since the date the Company began operating as a subsidiary of Manulife, April 28, 2004. The risk fee was $3.0 million for the year ended December 31, 2005 and $1.5 million for the period April 29, 2004 through December 31, 2004. This fee is included in other operating costs and expenses in the Consolidated Statements of Income.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 10 -- Related Party Transactions - (continued)

The Company participates in a liquidity pool of an affiliate, John Hancock USA, as set forth in the terms of the Liquidity Pool and Loan Facility Agreements, which became effective May 27, 2005. The maximum aggregate amount that the Company can invest into this Liquidity Pool is $1.5 billion. The Company can improve the investment return on their excess cash through participation in this Liquidity Pool.

On July 8, 2005, Manulife fully and unconditionally guaranteed the Company's SignatureNotes, both those outstanding at that time and those to be issued subsequently. Manulife's guarantee of the SignatureNotes is an unsecured obligation of Manulife, and is subordinated in right of payment to the prior payment in full of all other obligations of Manulife, except for other guarantees or obligations of Manulife which by their terms are designated as ranking equally in right of payment with or subordinate to Manulife's guarantee of the SignatureNotes. Following July 8, 2005, the Company ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5 and Manulife began reporting condensed consolidating financial information regarding the Company in Manulife's quarterly and annual reports.

During 2005, the Company paid $690.0 million in dividends to its Parent. The Company received dividends of $175.0 million from its subsidiary, John Hancock Variable Life Insurance Company and dividends of $30.0 million from John Hancock Subsidiaries LLC, which is a consolidated subsidiary.

Note 11 -- Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                                                        April 29, 2004 to  January 1, 2004 to
                                         2005           December 31, 2004   April 28, 2004            2003
                                 --------------------  ------------------  ----------------   --------------------
                                       Premiums             Premiums           Premiums             Premiums
                                 --------------------  ------------------  ----------------   --------------------
                                  Written     Earned    Written   Earned   Written    Earned   Written     Earned
                                 ---------  ---------  --------  --------  -------   -------  ---------  ---------
                                                                   (in millions)
Direct.......................... $ 2,476.5  $ 2,479.4  $1,651.1  $1,658.7  $ 845.9   $ 835.8  $ 2,782.7  $ 2,779.9
Assumed.........................     545.0      545.0     484.3     484.3    192.8     192.8      690.5      690.5
Ceded...........................  (1,040.6)  (1,040.6)   (815.7)   (815.7)  (411.5)   (411.5)  (1,464.6)  (1,464.6)
                                 ---------  ---------  --------  --------  -------   -------  ---------  ---------
   Net life, health and annuity
     premiums................... $ 1,980.9  $ 1,983.8  $1,319.7  $1,327.3  $ 627.2   $ 617.1  $ 2,008.6  $ 2,005.8
                                 =========  =========  ========  ========  =======   =======  =========  =========

At December 31, 2005 and for the periods January 1 through April 29, 2004 and April 29 through December 31, 2004 benefits to policyholders under life, health and annuity ceded reinsurance contracts were $629.9 million, $172.4 million and $360.9 million respectively. For the year ended December 31, 2003, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $474.6 million.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 11 -- Reinsurance

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans

The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both funded qualified and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits under applicable law. Prior to 2002, pension benefits under the defined benefit plans were also based on years of service and final average compensation (generally during the three years prior to retirement). In 2001, the defined benefit pension plans were amended to a cash balance basis under which benefits are based on career average compensation. Under grandfathering rules, employees within 5 years of early retirement eligibility or employees over age 40 and with at least 10 years of service will receive pension benefits based on the greater of the benefit from the cash balance basis or the prior final average salary basis. This amendment became effective on January 1, 2002.

Benefits related to the defined benefit pension plans paid to employees and retirees were $233.5 million, $209.5 million, and $167.7 million in 2005, 2004, and 2003, respectively.

The Company uses a December 31 measurement date.

Defined contribution plans include the Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $9.5 million, $9.0 million, and $9.6 million in 2005, 2004 and 2003, respectively.

In addition to the Company defined benefit pension plans, the Company has employee welfare plans for medical and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach certain age and service requirements while employed by the Company. The postretirement health care coverages are contributory based for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on the number of years of service. Dental insurance is provided to eligible pre- January 1, 1992 retired employees.

On December 8, 2003, President Bush signed into law a bill that expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The Medicare Prescription Drug Improvement and Modernization Act of 2003 provides for special tax-free subsidies to employers that offer plans with qualifying drug coverages beginning in 2006. There are two broad groups of retirees receiving employer-subsidized prescription drug benefits from John Hancock. The first group, those who retired prior to January 1, 1992, receive a subsidy of between 90% and 100% of total cost. Since this subsidy level will clearly meet Medicare's criteria for a qualifying drug coverage, the Company anticipates that the benefits it pays after 2005 for pre 1992 retirees will be lower as a result of the new Medicare provisions. In accordance with FASB Staff Position FAS 106-2, the Company reflected a reduction in liability for this group of $40.9 million as of the purchase accounting remeasurement (April 28, 2004).

With respect to the second group, those who retired on or after January 1, 1992, the employer subsidy on prescription drug benefits is capped and currently provides as low as 25% of total cost. Due to ambiguities in the methodology prescribed by Medicare to determine qualifying drug coverages in certain situations, the Company could not definitively quantify a reduction in liability, if any, for this group during 2004. However, in January of 2005, Medicare issued regulations which clarified an employer's ability to
(1) aggregate certain groups of retirees together and (2) allocate the portion of benefit cost it pays for towards prescription drug coverage (as opposed to medical coverage) in determining whether a benefit meets the actuarial criteria for qualifying drug coverage. As a result of this clarification, the Company determined that it would receive government subsidies for its post-1991 Medicare-eligible retirees as well, and reflected the associated reduction in the FAS 106 obligation during 2005.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status:

                                                                   Years Ended December 31,
                                                             ---------------------------------------
                                                                                 Other Postretirement
                                                              Pension Benefits         Benefits
                                                             ------------------  -------------------
                                                               2005      2004      2005       2004
                                                             --------  --------   -------   -------
                                                                        (in millions )
Change in benefit obligation:
Benefit obligation at beginning of year..................... $2,242.2  $2,174.8  $ 656.0    $ 615.4
Service cost................................................     24.9      22.3      1.5        1.4
Interest cost...............................................    122.3     128.2     35.3       36.3
Participant contributions...................................       --        --      6.2        5.4
Actuarial loss..............................................    139.1     126.4      1.1       54.0
Benefits paid...............................................   (233.5)   (209.5)   (58.7)     (56.5)
                                                             --------  --------   -------   -------
Benefit obligation at end of year........................... $2,295.0  $2,242.2  $ 641.4    $ 656.0
                                                             ========  ========   =======   =======
Change in plan assets:
Fair value of plan assets at beginning of year.............. $2,205.1  $2,101.2  $ 259.3    $ 237.0
Actual return on plan assets................................    154.7     259.5      9.9       22.3
Employer contribution.......................................     73.7      53.9     52.5       51.1
Employee contribution.......................................       --        --      6.2        5.4
Benefits paid...............................................   (233.5)   (209.5)   (58.7)     (56.5)
                                                             --------  --------   -------   -------
Fair value of plan assets at end of year.................... $2,200.0  $2,205.1  $ 269.2    $ 259.3
                                                             ========  ========   =======   =======
Funded status............................................... $  (95.0) $  (37.1) $(372.2)   $(396.7)
Unrecognized actuarial loss/(gain)..........................     80.6     (71.7)    36.0       23.3
                                                             --------  --------   -------   -------
Accrued benefit cost........................................ $  (14.4) $ (108.8) $(336.2)   $(373.4)
                                                             ========  ========   =======   =======
Amounts recognized in the consolidated balance sheets:
Prepaid benefit cost........................................ $  305.0  $  154.1
Accrued benefit liability including minimum liability.......   (332.7)   (279.9)
Accumulated other comprehensive income......................     13.3      17.0
                                                             --------  --------
Net amount recognized....................................... $  (14.4) $ (108.8)
                                                             ========  ========

The accumulated benefit obligations for all defined benefit pension plans was $2,160.1 million and $2,126.2 million at December 31, 2005 and 2004, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Information for pension plans with accumulated benefit obligations in excess of plan assets:

                                                      December 31,
                                                      -------------
                                                       2005   2004
                                                      ------ ------
                                                      (in millions)
Projected benefit obligation......................... $586.1 $376.5
Accumulated benefit obligation.......................  557.2  355.3
Fair value of plan assets............................  228.0    4.3

Components of Net Periodic Benefit cost:

                                                            Years Ended December 31,
                                         -------------------------------------------------------------
                                                Pension Benefits         Other Postretirement Benefits
                                         ------------------------------  -----------------------------
                                                  January 1   April 29           January 1   April 29
                                                   through    through             through    through
                                                  April 28, December 31,         April 28, December 31,
                                           2005     2004        2004      2005     2004        2004
                                         -------  --------- ------------ ------  --------- ------------
                                                                 (in millions)
Service cost............................ $  24.9   $  7.5     $  14.8    $  1.5    $ 0.5      $  0.9
Interest cost...........................   122.3     43.2        85.0      35.3     11.8        24.5
Expected return on plan assets..........  (175.2)   (58.8)     (115.1)    (21.5)    (6.9)      (13.9)
Amortization of prior service cost......     0.6      2.2          --        --     (2.5)         --
Recognized actuarial gain...............      --      8.3          --        --      4.2          --
                                         -------   ------     -------    ------    -----      ------
Net periodic (credit) benefit cost...... $ (27.4)  $  2.4     $ (15.3)   $ 15.3    $ 7.1      $ 11.5
                                         =======   ======     =======    ======    =====      ======

Additional Information:

                                                         Years Ended December 31,
                                                   ------------------------------------------------
                                                                               Other Postretirement
                                                        Pension Benefits       Benefits
                                                   --------------------------  --------------------
                                                        January 1   April 29
                                                         through    through
                                                        April 28, December 31,
                                                   2005   2004        2004     2005       2004
                                                   ---- --------- ------------ ----       ----
                                                               (in millions)
Decrease (increase) in minimum liabilities
  included in other comprehensive income.......... $3.7   $(5.6)    $(107.7)   N/A        N/A

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Assumptions:

Weighted-average assumptions used to determine benefit obligation:

                                                    Years Ended December 31,
                                                ------------------------------------
                                                                 Other Postretirement
                                                Pension Benefits       Benefits
                                                ---------------  -------------------
                                                2005     2004      2005      2004
                                                ----     ----      -----     -----
Discount rate.................................. 5.50%    5.75%    5.50%      5.75%
Rate of compensation increase.................. 4.00%    4.00%     N/A        N/A
Health care trend rate for following year......                  10.00%     10.50%
Ultimate trend rate............................                   5.00%      5.00%
Year ultimate rate reached.....................                   2016       2016

Weighted-average assumptions used to determine net periodic benefit cost:

                                                    Years Ended December 31,
                                                ------------------------------------
                                                                 Other Postretirement
                                                Pension Benefits       Benefits
                                                ---------------  -------------------
                                                2005     2004      2005      2004
                                                ----     ----      -----     -----
Discount rate.................................. 5.75%    6.25%    5.75%      6.00%
Expected long-term return on plan assets....... 8.50%    8.50%     N/A       8.75%
Rate of compensation increase.................. 4.00%    3.00%     N/A        N/A
Health care trend rate for following year......                  10.50%     11.00%
Ultimate trend rate............................                   5.00%      5.00%
Year ultimate rate reached.....................                   2016       2016

The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary/guidance from SEC staff suggestions are also considered.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one- percentage point change in assumed health care cost trend rates would have the following effects:

                                                   1-Percentage   1-Percentage
                                                  Point Increase Point Decrease
                                                  -------------- --------------
                                                          (in millions)
Effect on total service and interest costs in
  2005...........................................     $ 1.5          $ (1.3)
Effect on postretirement benefit obligations as
  of December 31, 2005...........................      28.2           (24.8)

Plan Assets

The Company's weighted-average asset allocations for its plans at December 31, 2005 and 2004, by asset category are as follows:

                                                                 Pension
                                                               Plan Assets
                                                             at December 31,
                                                             --------------
                                                             2005    2004
                                                             ----    ----
Asset Category
Equity securities...........................................  62%     65%
Fixed maturity securities...................................  24      25
Real estate.................................................   6       2
Other.......................................................   8       8
                                                             ---     ---
   Total.................................................... 100%    100%
                                                             ===     ===

The target allocations for assets of the Company's pension plans is summarized below for major asset categories.

Asset Category
Equity securities........................................... 50% - 80%
Fixed maturity securities................................... 23% - 35%
Real estate.................................................  1% - 5%
Other....................................................... -% - 15%

The plans do not own any of the Company's common stock at December 31, 2005 and 2004.

Other postretirement benefit plan weighted-average asset allocations at December 31, 2005, and 2004, by asset category are as follows:

                                                      Other Postretirement
                                                            Benefits
                                                          Plan Assets
                                                        at December 31,
                                                      -------------------
                                                      2005       2004
                                                      ----       ----
Asset Category
Equity securities....................................  61%        61%
Fixed maturity securities............................  39         39
                                                      ---        ---
   Total............................................. 100%       100%
                                                      ===        ===

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Plan assets for other post retirement benefits for non-union employees are comprised of an irrevocable health insurance contract and a 401(h) account under the pension plan. The plan assets for other postretirement benefits for other employees are held in a 401(h) account under the pension plan. The plan assets underlying the insurance contract have target allocations of approximately 60% equity securities and 40% fixed maturity securities. The plan assets in the 401(h) account of the pension have target allocations identified to the target allocations shown above for assets in the pension benefits account.

Cash Flows

Contributions. The Company's funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and, generally, not greater than the maximum amount that can be deducted for Federal income tax purposes. In 2005, no contributions were made to the qualified plans and in 2004, $2.3 million was contributed to these qualified plans. The entire $2.3 million was contributed to only one plan to ensure that the plan's assets continued to exceed the plan's Accumulated Benefit Obligation. The funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. In 2005 and 2004, $73.7 million and $51.6 million, respectively, were contributed to the non-qualified plans. The Company expects to contribute approximately $143.9 million to its qualified pension plans in 2006 and approximately $32.8 million to its non-qualified pension plans in 2006.

The Company's policy is to fund its other post retirement benefits in amounts at or below the annual tax qualified limits.

Projections for benefit payments for the next ten years are as follows:

Projected Employer Pension Benefits Payment

                Year    Total Qualified Total Nonqualified Total
                ----    --------------- ------------------ ------
                                 (in millions)
                2006        $143.9            $ 32.8       $176.7
                2007         146.4              32.2        178.6
                2008         146.4              31.7        178.1
                2009         152.4              32.1        184.5
                2010         152.4              32.3        184.7
              2011-2015      822.7             137.4        960.1

Projected Employer OPEB Benefits Payment (includes Future Service Accruals)

                                   Net of Medicare Part D
            Year    Gross Payments        Subsidy         Net Payments
            ----    -------------- ---------------------- ------------
                                 (in millions)
            2006        $ 54.6             $ 4.3             $ 50.3
            2007          55.9               4.4               51.5
            2008          56.4               4.6               51.8
            2009          56.6               4.7               51.9
            2010          57.0               4.7               52.3
          2011-2015      277.1              23.6              253.5

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

The information that follows shows supplemental information for the Company's defined benefit pension plans. Certain key summary data is shown separately for qualified plans and non-qualified plans.

Obligations and Funded Status:

                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                           2005                             2004
                                                             -------------------------------  -------------------------------
                                                                                       (in millions)
                                                             Qualified Nonqualified           Qualified Nonqualified
                                                               Plans      Plans       Total     Plans      Plans       Total
                                                             --------- ------------ --------  --------- ------------ --------
Benefit obligation at the end of year....................... $1,959.7    $ 335.3    $2,295.0  $1,865.7    $ 376.5    $2,242.2
Fair value of plan assets at end of year....................  2,190.0       10.0     2,200.0   2,200.8        4.3     2,205.1
Funded status (assets less obligations).....................    230.3     (325.3)      (95.0)    335.1     (372.2)      (37.1)
Unrecognized net actuarial loss/(gain)......................     56.8       23.8        80.6     (99.0)      27.3       (71.7)
                                                             --------    -------    --------  --------    -------    --------
Prepaid (accrued) benefit cost.............................. $  287.1    $(301.5)   $  (14.4) $  236.1    $(344.9)   $ (108.8)
                                                             ========    =======    ========  ========    =======    ========
Amounts recognized in the consolidated balance sheets:
Prepaid benefit cost........................................ $  305.0    $    --    $  305.0  $  236.1    $ (82.0)   $  154.1
Accrued benefit liability including minimum liability.......    (20.6)    (312.1)     (332.7)       --     (279.9)     (279.9)
Accumulated other comprehensive income......................      2.7       10.6        13.3        --       17.0        17.0
                                                             --------    -------    --------  --------    -------    --------
Net amount recognized....................................... $  287.1    $(301.5)   $  (14.4) $  236.1    $(344.9)   $ (108.8)
                                                             ========    =======    ========  ========    =======    ========
Components of net periodic benefit cost:

Service cost................................................ $   21.2    $   3.7    $   24.9  $   19.7    $   2.6    $   22.3
Interest cost...............................................    102.7       19.6       122.3     107.2       21.0       128.2
Expected return on plan assets..............................   (174.9)      (0.3)     (175.2)   (173.7)      (0.2)     (173.9)
Actuarial loss amortization.................................       --        0.6         0.6        --         --          --
Amortization of prior service cost..........................       --         --          --       2.2         --         2.2
Recognized actuarial gain...................................       --         --          --       3.9        4.4         8.3
                                                             --------    -------    --------  --------    -------    --------
Net periodic (credit) benefit cost.......................... $  (51.0)   $  23.6    $  (27.4) $  (40.7)   $  27.8    $  (12.9)
                                                             ========    =======    ========  ========    =======    ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 13 -- Commitments, Guarantee, Contingencies and Legal Proceedings

Commitments. The Company has extended commitments to purchase US private debt, to invest in real estate, and to issue mortgage loans on real estate totaling $1,062.4 million, $101.5 million, and $253.1 million, respectively, at December 31, 2005. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $1.4 billion at December 31, 2005. The majority of these commitments expire in 2006.

Guarantees. In the course of business the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. generally accepted accounting principles specific to the insurance industry. The Company has no material guarantees outstanding outside the scope of insurance accounting at December 31, 2005.

Contingencies. The Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed substantial portions of these risks on to other companies. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business and has provided adequately for the exposure. During 2005 and 2004, the Company received additional information about its exposure and recognized an additional charge of $214.0 million and $92.4 million, after tax, to reflect its current best estimate of its exposure as of December 31, 2005.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. As with many other companies in the financial services industry, the Company has been requested or required by such government and regulatory authorities to provide information with respect to market timing and late trading of mutual funds and sales compensation and broker-dealer practices, including with respect to variable investment options underlying variable life and annuity products. It is believed that these inquiries are similar to those made to many financial service companies by various agencies into practices, policies and procedures relating to trading in mutual fund shares and sales compensation and broker-dealer practices. The Company intends to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on our financial condition or results of operations.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 14 -- Shareholder's Equity

Common Stock

The Company has one class of capital stock, common stock ($10,000 par value, 33,000 shares issued and outstanding). All of the outstanding common stock of the Company is owned by JHFS, the parent.

Other Comprehensive Income

The components of accumulated other comprehensive income are as follows:

                                                                                     Net
                                                                                 Accumulated   Foreign              Accumulated
                                                                       Net       Gain (Loss)  Currency    Minimum      Other
                                                                    Unrealized     on Cash   Translation  Pension  Comprehensive
                                                                  Gains (Losses) Flow Hedges Adjustment  Liability    Income
                                                                  -------------- ----------- ----------- --------- -------------
                                                                                          (in millions)
Balance at January 1, 2003.......................................    $  313.0      $194.4       $(3.0)    $(62.2)    $  442.2
Gross unrealized gains (losses) (net of deferred income tax
  expense of $504.6 million).....................................       937.7          --          --         --        937.7
Reclassification adjustment for gains (losses), realized in net
  income (net of income tax expense of $130.6 million)...........       242.5          --          --         --        242.5
Adjustment for participating group annuity contracts (net of
  deferred income tax benefit of $22.0 million)..................       (40.9)         --          --         --        (40.9)
Adjustment for deferred policy acquisition costs and value of business acquired (net of deferred income tax benefit of $ 59.1
  million).......................................................      (109.8)         --          --         --       (109.8)
Adjustment for policyholder dividend obligation (net of deferred
  income tax benefit of $59.2 million)...........................      (109.8)         --          --         --       (109.8)
                                                                     --------      ------       -----     ------     --------
Net unrealized gains (losses)....................................       919.7          --          --         --        919.7
Foreign currency translation adjustment..........................          --          --        (0.1)        --         (0.1)
Minimum pension liability (net of deferred income tax benefit of
  $ 8.5 million).................................................          --          --          --      (15.8)       (15.8)
Net accumulated gains (losses) on cash flow hedges (net of
  income tax expense of $17.1 million)...........................          --        31.7          --         --         31.7
Change in accounting principle (net of income tax expense of
  $53.8 million).................................................        99.9          --          --         --         99.9
                                                                     --------      ------       -----     ------     --------
Balance at December 31, 2003.....................................    $1,332.6      $226.1       $(3.1)    $(78.0)    $1,477.6
                                                                     ========      ======       =====     ======     ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 14 -- Shareholder's Equity - (continued)

                                                                                      Net
                                                                                  Accumulated   Foreign              Accumulated
                                                                        Net       Gain (Loss)  Currency    Minimum      Other
                                                                     Unrealized     on Cash   Translation  Pension  Comprehensive
                                                                   Gains (Losses) Flow Hedges Adjustment  Liability    Income
                                                                   -------------- ----------- ----------- --------- -------------
                                                                                           (in millions)
Balance at January 1, 2004........................................    $1,332.6      $226.1       $(3.1)    $(78.0)    $1,477.6
Gross unrealized gains (losses) (net of deferred income tax
  benefit of $ 139.1 million).....................................      (257.8)         --          --         --       (257.8)
Adjustment for participating group annuity contracts (net of
  deferred income tax benefit of $0.5 million)....................        (1.0)         --          --         --         (1.0)
Adjustment for deferred policy acquisition costs and value of business acquired (net of deferred income tax expense of $84.0
  million)........................................................       156.1          --          --         --        156.1
Adjustment for policyholder dividend obligation (net of deferred
  income tax expense of $ 39.9 million)...........................        74.1          --          --         --         74.1
                                                                      --------      ------       -----     ------     --------
Net unrealized gains (losses).....................................       (28.6)         --          --                   (28.6)
Foreign currency translation adjustment...........................          --                    (0.3)        --         (0.3)
Minimum pension liability (net of deferred income tax expense of
  $0.4 million)...................................................          --          --          --        0.6          0.6
Net accumulated gains (losses) on cash flow hedges (net of income
  tax benefit of $20.0 million)...................................          --       (37.3)         --         --        (37.3)
                                                                      --------      ------       -----     ------     --------
Balance at April 28, 2004.........................................    $1,304.0      $188.8       $(3.4)    $(77.4)    $1,412.0
                                                                      ========      ======       =====     ======     ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 14 -- Shareholder's Equity - (continued)

                                                                                     Net
                                                                                 Accumulated   Foreign              Accumulated
                                                                       Net       Gain (Loss)  Currency    Minimum      Other
                                                                    Unrealized     on Cash   Translation  Pension  Comprehensive
                                                                  Gains (Losses) Flow Hedges Adjustment  Liability    Income
                                                                  -------------- ----------- ----------- --------- -------------
                                                                                          (in millions)
Balance at April 28, 2004........................................   $ 1,304.0      $ 188.8      $(3.4)    $(77.4)    $ 1,412.0
Acquisition by Manulife Financial Corporation: Sale of
  accumulated other comprehensive income.........................    (1,304.0)      (188.8)       3.4       77.4      (1,412.0)
                                                                    ---------      -------      -----     ------     ---------
Balance at April 29, 2004........................................   $      --      $    --      $  --     $   --     $      --
                                                                    =========      =======      =====     ======     =========
Gross unrealized gains (losses) (net of deferred income tax
  expense of $292.0 million).....................................   $   544.9           --         --         --     $   544.9
Adjustment for deferred policy acquisition costs and value of business acquired (net of deferred income tax benefit of $ 31.7
  million).......................................................       (58.9)          --         --         --         (58.9)
Adjustment for policyholder dividend obligation (net of deferred
  income tax benefit of $40.1 million)...........................       (74.6)          --         --         --         (74.6)
                                                                    ---------      -------      -----     ------     ---------
Net unrealized gains (losses)....................................       411.4           --         --         --         411.4
Foreign currency translation adjustment..........................          --           --      $ 0.6         --           0.6
Net accumulated gains (losses) on cash flow hedges (net of
  income tax expense of $110.4 million)..........................          --      $ 242.4         --         --         242.4
Minimum pension liability, (net of deferred income tax benefit of
  $ 6.0 million).................................................          --           --         --     $(11.0)        (11.0)
                                                                    ---------      -------      -----     ------     ---------
Balance at December 31, 2004.....................................   $   411.4      $ 242.4      $ 0.6     $(11.0)    $   643.4
                                                                    =========      =======      =====     ======     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 14 -- Shareholder's Equity - (continued)

                                                                                      Net
                                                                                  Accumulated   Foreign              Accumulated
                                                                        Net       Gain (Loss)  Currency    Minimum      Other
                                                                     Unrealized     on Cash   Translation  Pension  Comprehensive
                                                                   Gains (Losses) Flow Hedges Adjustment  Liability    Income
                                                                   -------------- ----------- ----------- --------- -------------
                                                                                           (in millions)
Balance at January 1, 2005........................................    $ 411.4       $242.4       $ 0.6     $(11.0)     $ 643.4
Gross unrealized gains (losses) (net of deferred income tax
  benefit of $326.5 million)......................................     (607.7)          --          --         --       (607.7)
Adjustment for deferred policy acquisition costs and value of business acquired (net of deferred income tax expense of $46.4
  million)........................................................       86.0           --          --         --         86.0
Adjustment for policyholder dividend obligation (net of deferred
  income tax expense of $54.7 million)............................      101.7           --          --         --        101.7
                                                                      -------       ------       -----     ------      -------
Net unrealized gains (losses).....................................     (420.0)          --          --         --       (420.0)
Foreign currency translation adjustment...........................         --           --        (1.8)        --         (1.8)
Minimum pension liability (net of deferred income tax expense of
  $1.3 million)...................................................         --           --          --        2.4          2.4
Net accumulated gains (losses) on cash flow hedges (net of income
  tax expense of $134.3 million)..................................         --        210.0          --         --        210.0
                                                                      -------       ------       -----     ------      -------
Balance at December 31, 2005......................................    $  (8.6)      $452.4       $(1.2)    $ (8.6)     $ 434.0
                                                                      =======       ======       =====     ======      =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 14 -- Shareholder's Equity - (continued)

Net unrealized investment and other gains (losses), included in the Company's Consolidated Balance Sheets as a component of shareholder's equity, are summarized as follows:

                                                                             For the Years Ended December 31,
                                                                             -------------------------------
                                                                                2005      2004       2003
                                                                              -------   -------   ---------
                                                                                    (in millions)
Balance, end of year comprises:
   Unrealized investment gains (losses) on:.................................
       Fixed maturities..................................................... $(151.4)   $ 825.1   $ 2,574.4
       Equity investments...................................................    46.1        9.0        83.1
       Derivatives and other................................................     8.0        2.8        81.5
                                                                              -------   -------   ---------
Total.......................................................................   (97.3)     836.9     2,739.0

Amounts of unrealized investment (gains) losses attributable to:
       Deferred policy acquisition costs and value of business acquired.....    41.8      (90.6)     (278.4)
       Policyholder dividend obligation.....................................    41.7     (114.7)     (422.9)
       Deferred federal income taxes........................................     5.2     (220.2)     (705.1)
                                                                              -------   -------   ---------
Total.......................................................................    88.7     (425.5)   (1,406.4)
                                                                              -------   -------   ---------
Net unrealized investment gains............................................. $  (8.6)   $ 411.4   $ 1,332.6
                                                                              =======   =======   =========

Statutory Results

The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual has been adopted as a component of prescribed or permitted practices by Massachusetts. The Massachusetts Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

From time to time the Company has requested permission from the Commonwealth of Massachusetts Division of Insurance (the Division) for a permitted accounting practice. The Company currently has one permitted practices which relate to an admitted asset for an after-tax ceding commission in the acquisition of the fixed universal life insurance business of Allmerica Financial.

On December 31, 2002, the Company entered into indemnity coinsurance agreements, under which it assumed 100% of the liabilities for the fixed universal life insurance blocks of Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company. The Division provided the Company approval to record the after-tax ceding commission of $25.2 million, $37.8 million, and $51.1 million on the purchase as goodwill at December 31, 2005, 2004, and 2003, respectively. This amount will be amortized over a ten year period. The impact on statutory net income was an amortization expense of $12.6 million, $12.4 million and $9.3 million in 2005, 2004, and 2003, respectively. As a result of this permitted practice, the Company's reported capital and surplus for the 2005, 2004, and 2003 reporting periods was increased by $12.6 million, $25.4 million, and $41.8 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 14 -- Shareholder's Equity - (continued)

There are no other material permitted practices.

Statutory net income and surplus in the table below include the accounts of the John Hancock Life Insurance Company.

                                                       2005     2004     2003
                                                     -------- -------- --------
                                                           (in millions)
Statutory net income................................ $  654.0 $  509.3 $  441.7
Statutory capital and surplus.......................  3,966.3  4,084.5  3,789.9

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of
(i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 15 -- Segment Information

As a result of Manulife's merger with JHFS, see Note 1 -- Change of Control, the Company renamed and reorganized certain businesses within its operating segments to better align the Company with its new parent, Manulife. The Company renamed the Asset Gathering Segment as the Wealth Management Segment. Further efforts at reorganization of the Company included the movement of the Institutional Investment Management Segment to the Corporate and Other Segment. Other realignments include moving Signator Investors, Inc. our agent sales organization, from Wealth Management to Protection, and group life, retail discontinued operations, discontinued health insurance operations and creditor from Corporate and Other to Protection. International Group Plans (IGP) and John Hancock Accident are reported in our Corporate and Other Segment while in Manulife's segment results IGP and John Hancock Accident will be reported in Reinsurance. The financial results for all periods have been reclassified to conform to the current period presentation.

During 2005 and the majority of 2004, the Company operated in the following four business segments: two segments primarily served retail customers, one segment served institutional customers and our fourth segment was the Corporate and Other Segment, which includes our institutional advisory business, the remaining international operations, and the corporate account. Our retail segments are the Protection Segment and the Wealth Management Segment, previously called Asset Gathering. Our institutional segment is the Guaranteed and Structured Financial Products Segment (G&SFP).

Prior to the merger, the Company operated in the following five business segments: two segments served primarily domestic retail customers, two segments served primarily domestic institutional customers, and our fifth segment was the Corporate and Other Segment, which included our remaining international operations, the corporate account and run-off from several discontinued business lines. Our retail segments were the Protection Segment and the Asset Gathering Segment. Our institutional segments were the Guaranteed and Structured Financial Products (G&SFP) Segment and the Investment Management Segment. For additional information about the Company's pre-acquisition business segments, please refer to the Company's 2004 Form 10-K.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

Protection Segment. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 15 -- Segment Information - (continued)

Wealth Management Segment. Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds closed-end funds, institutional advisory accounts and privately managed accounts. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants and banks.

Guaranteed and Structured Financial Products (G&SFP) Segment. Offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals. The segment's consumer notes program distributes primarily through brokers affiliated with the Company and securities brokerage firms. The segment's new banking products distribute primarily through the broker-dealer network to the retail investors.

Corporate and Other Segment. Primarily consists of the Company's remaining international insurance operations, certain corporate operations, the institutional investment management business and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

Subsequent to the merger, the Company changed its methodology for determining how much capital is needed to support its operating segments and redeployed capital according to the new methodology. As part of this process, the Company moved certain tax preferenced investments from the operating segments to the Corporate and Other Segment. These steps were taken as part of the alignment of the Company's investment and capital allocation processes with those of its parent, and they could have a material impact on each operating segment's investment income and net income in future periods.

The accounting policies of the segments are the same as those described in Note 2 -- Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment, in millions, for the periods and dates indicated. Included in the Protection Segment for all periods presented are the assets, liabilities, revenues and expenses of the closed block. For additional information on the closed block see Note 7 -- Closed Block in the notes to the consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 15 -- Segment Information - (continued)

                                                                                Wealth             Corporate
2005                                                               Protection Management   G&SFP   and Other Consolidated
                                                                   ---------- ---------- --------- --------- ------------
Revenues:
Revenues from external customers.................................. $ 2,268.0  $   547.4  $   242.7 $  218.4   $ 3,276.5
   Net investment income..........................................   1,277.7      589.5    1,175.1    435.1     3,477.4
   Net realized investment and other gains (losses)...............      84.7      (34.7)     460.0      4.6       514.6
   Inter-segment revenues.........................................        --        1.3        0.4     (1.7)         --
                                                                   ---------  ---------  --------- --------   ---------
   Revenues....................................................... $ 3,630.4  $ 1,103.5  $ 1,878.2 $  656.4   $ 7,268.5
                                                                   =========  =========  ========= ========   =========
   Net income..................................................... $   436.2  $   189.0  $   464.6 $ (220.6)  $   869.2
                                                                   =========  =========  ========= ========   =========
Supplemental Information:
   Equity in net income of investees accounted for by the equity
     method....................................................... $    96.3  $    23.1  $    94.1 $   63.0   $   276.5
   Carrying value of investments accounted for under the equity
     method.......................................................   1,168.1      196.9      616.8    244.6     2,226.4
   Amortization of deferred policy acquisition costs and value of
     business acquired............................................      85.6       68.5       20.2       --       174.3
   Interest expense...............................................        --         --         --     43.2        43.2
   Income tax expense.............................................     225.1       76.7      224.4    (86.2)      440.0
   Segment assets................................................. $43,254.0  $19,853.4  $29,759.9 $6,459.3   $99,326.6

                                                                                Wealth             Corporate
For the period from April 29 through December 31, 2004             Protection Management   G&SFP   and Other Consolidated
                                                                   ---------- ---------- --------- --------- ------------
Revenues:
Revenues from external customers.................................. $ 1,361.8  $   350.0  $    32.6 $  401.0   $ 2,145.4
   Net investment income..........................................     878.7      417.9      834.5      1.0     2,132.1
   Net realized investment and other (losses) gains...............     (43.0)     (24.1)      10.4      5.8       (50.9)
   Inter-segment revenues.........................................        --        0.9        0.4     (1.3)         --
                                                                   ---------  ---------  --------- --------   ---------
   Revenues....................................................... $ 2,197.5  $   744.7  $   877.9 $  406.5   $ 4,226.6
                                                                   =========  =========  ========= ========   =========
   Net income..................................................... $   228.4  $   136.8  $    89.6 $  (82.1)  $   372.7
                                                                   =========  =========  ========= ========   =========
Supplemental Information:
   Equity in net income of investees accounted for by the equity
     method....................................................... $    35.8  $    14.4  $    45.5 $   30.2   $   125.9
   Carrying value of investments accounted for under the equity
     method.......................................................     768.8      316.2      685.2    660.0     2,430.2
   Amortization of deferred policy acquisition costs and value of
     business acquired............................................      52.5       48.4       38.1     (0.1)      138.9
   Interest expense...............................................       0.1         --         --     34.6        34.7
   Income tax expense.............................................     118.9       61.4       31.4    (95.9)      115.8
   Segment assets................................................. $43,662.3  $19,981.8  $34,200.4 $1,978.3   $99,822.8

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 15 -- Segment Information - (continued)

                                                                                Wealth          Corporate
For the period from January 1 through April 28, 2004               Protection Management G&SFP  and Other Consolidated
                                                                   ---------- ---------- ------ --------- ------------
Revenues:
   Revenues from external customers...............................  $  740.7    $116.6   $ 26.9  $168.3     $1,052.5
   Net investment income..........................................     492.7     237.5    530.4    24.1      1,284.7
   Net realized investment and other gains (losses)...............      21.1      (8.5)     8.8   102.7        124.1
   Inter-segment revenues.........................................        --       0.4      0.2    (0.6)          --
                                                                    --------    ------   ------  ------     --------
   Revenues.......................................................  $1,254.5    $346.0   $566.3  $294.5     $2,461.3
                                                                    ========    ======   ======  ======     ========
   Net income.....................................................  $  110.9    $ 49.5   $ 83.2  $ 85.7     $  329.3
                                                                    ========    ======   ======  ======     ========
Supplemental Information:
   Equity in net income of investees accounted for by the equity
     method.......................................................  $   11.4    $  3.1   $ 11.5  $ 43.7     $   69.7
   Amortization of deferred policy acquisition costs and value of
     business acquired............................................      67.6      42.9      0.6    (0.2)       110.9
   Interest expense...............................................       0.1        --       --     7.1          7.2
   Income tax expense.............................................      56.5      24.9     33.3    26.9        141.6

                                                                                Wealth              Corporate
2003                                                               Protection Management   G&SFP    and Other Consolidated
                                                                   ---------- ---------- ---------  --------- ------------
Revenues:
   Revenues from external customers............................... $ 2,167.3  $   412.3  $    63.1  $  554.0   $ 3,196.7
   Net investment income..........................................   1,449.0      709.4    1,676.7     (35.7)    3,799.4
   Net realized investment and other (losses) gains...............     (96.8)     (33.5)    (215.3)    351.4         5.8
   Inter-segment revenues.........................................        --        1.2        0.4      (1.6)         --
                                                                   ---------  ---------  ---------  --------   ---------
   Revenues....................................................... $ 3,519.5  $ 1,089.4  $ 1,524.9  $  868.1   $ 7,001.9
                                                                   =========  =========  =========  ========   =========
   Net income..................................................... $   317.3  $   157.9  $   (78.1) $  193.4   $   590.5
                                                                   =========  =========  =========  ========   =========
Supplemental Information:
   Equity in net income of investees accounted for by the equity
     method....................................................... $    31.0  $    16.9  $    57.9  $   32.5   $   138.3
   Carrying value of investments accounted for under the equity
     method.......................................................     410.2      249.2      586.1     699.1     1,944.6
   Amortization of deferred policy acquisition costs and value of
     business acquired............................................     187.7      124.9        2.3      (0.4)      314.5
   Interest expense...............................................       0.2         --         --      49.4        49.6
   Income tax expense.............................................     178.5       73.2       52.1      41.5       345.3
   Segment assets................................................. $37,437.8  $18,711.3  $35,668.5  $4,527.6   $96,345.2

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 15 -- Segment Information - (continued)

The Company operates primarily in the United States and also in Indonesia. In addition, the International Group Program consists of a network of 52 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 51 countries and territories. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

                                                                        Income Before
                                                                       Income Taxes and
                                                                          Cumulative
                                                                          Effect of
                                                  Long-Lived              Accounting
Location                                 Revenues   Assets    Assets       Changes
--------                                 -------- ---------- --------- ----------------
                                                         (in millions)
2005
United States........................... $6,853.0   $253.1   $98,927.0     $1,285.8
Foreign -- other........................    415.5      0.1       399.6         23.4
                                         --------   ------   ---------     --------
                                         $7,268.5   $253.2   $99,326.6     $1,309.2
                                         ========   ======   =========     ========
April 29 through December 31, 2004
United States........................... $3,924.0   $250.4   $99,636.3     $  473.0
Foreign -- other........................    302.6      0.3       186.5         15.5
                                         --------   ------   ---------     --------
                                         $4,226.6   $250.7   $99,822.8     $  488.5
                                         ========   ======   =========     ========
January 1 through April 28, 2004
United States........................... $2,355.2   $274.7   $98,709.9     $  471.9
Foreign -- other........................    106.1      0.2       109.0          2.3
                                         --------   ------   ---------     --------
                                         $2,461.3   $274.9   $98,818.9     $  474.2
                                         ========   ======   =========     ========
2003
United States........................... $6,594.0   $273.2   $96,246.3     $1,201.7
Foreign -- other........................    407.9      0.5        98.9         13.1
                                         --------   ------   ---------     --------
                                         $7,001.9   $273.7   $96,345.2     $1,214.8
                                         ========   ======   =========     ========

The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 16 -- Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

The following methods and assumptions were used by the Company to determine the fair values of its financial instruments: For fixed maturity securities, (including redeemable preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers' estimates of public spreads derived from their respective publications. At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying value for policy loans and cash and cash equivalents approximates their respective fair values.

The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying values for commercial paper and short-term borrowings approximate fair value.

Fair values for the Company's guaranteed investment contracts, consumer notes, and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, and currency rate swap agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the outstanding commitment.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 16 -- Fair Value of Financial Instruments - (continued)

The following table presents the carrying values and fair values of the Company's financial instruments:

                                                                          December 31,
                                                             ---------------------------------------
                                                                    2005                2004
                                                             ------------------- -------------------
                                                             Carrying    Fair    Carrying    Fair
                                                              Value      Value    Value      Value
                                                             --------- --------- --------- ---------
                                                                          (in millions)
                                                             ---------------------------------------
Assets:
   Fixed maturities:
       Available-for-sale................................... $45,487.0 $45,487.0 $47,413.5 $47,413.5
   Equity securities:
       Available-for-sale...................................     682.1     682.1     780.2     780.2
       Trading securities...................................       4.6       4.6       4.2       4.2
   Mortgage loans on real estate............................  10,799.6  10,727.6  11,792.6  11,873.1
   Policy loans.............................................   2,041.5   2,041.5   2,012.0   2,012.0
   Cash and cash equivalents................................   2,050.8   2,050.8   1,036.8   1,036.8
Derivatives:
   Interest rate swap agreements............................     719.3     719.3     358.7     358.7
   Interest rate cap agreements.............................       5.9       5.9      11.8      11.8
   Interest rate floor agreements...........................      35.5      35.5      85.3      85.3
   Currency rate swap agreements............................     356.9     356.9     899.7     899.7
   Credit default swaps.....................................       3.0       3.0       0.9       0.9

Liabilities:
   Consumer notes...........................................   2,487.7   2,413.6   2,379.1   2,360.9
   Debt.....................................................     559.3     581.8     619.1     577.6
   Guaranteed investment contracts and funding agreements...  11,787.4  11,581.7  14,643.0  14,689.9
   Fixed rate deferred and immediate annuities..............  11,348.5  11,359.1  11,047.7  11,076.8
   Supplementary contracts without life contingencies.......      71.3      71.7      78.0      69.0
Derivatives:
   Interest rate swap agreements............................     218.5     218.5     436.0     436.0
   Interest rate swaption agreements........................        --        --       3.4       3.4
   Currency rate swap agreements............................     343.0     343.0     858.9     858.9
   Credit default swaps.....................................       1.2       1.2       2.5       2.5
Commitments.................................................        --   1,417.0        --   1,425.4

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 17 -- Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife's acquisition of the Company (see Note 1 -- Change of Control for additional discussion of the Manulife acquisition).

Unamortizable assets include goodwill, brand name and investment management contracts. Goodwill is the excess of the cost to Manulife over the fair value of the Company's identifiable net assets acquired by Manulife in the recent merger. Brand name is the fair value of the Company's trademark and trade name acquired by Manulife in the recent merger. Investment management contracts are the fair values of the investment management relationships between the Company and each of the mutual funds managed by the Company acquired by Manulife in the recent merger.

Amortizable assets include value of business acquired (VOBA), distribution networks and other investment management contracts. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife in the recent merger. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the merger. Distribution networks are values assigned to the Company's networks of sales agents and producers responsible for procuring business acquired by Manulife in the recent merger. Distribution networks had weighted average lives of 22 years at the merger. Other investment management contracts are the values assigned to the Company's institutional investment management contracts managed by its investment management subsidiaries. Other investment management contracts have weighted average lives of 10 years at the merger. Collectively, these amortizable intangible assets had a weighted average life of 15 years at the merger.

Brand name, distribution networks, and other investment management contracts were initially recognized at the time of the acquisition of the Company by Manulife. Goodwill, investment management contracts and VOBA were expanded in scope and size as a result of the merger.

The Company tests non-amortizing intangible assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets are tested only in response to triggering events. The Company tests goodwill using the two-step impairment testing program set forth in SFAS No. 142 "Goodwill and Other Intangible Assets." VOBA and the Company's other intangible assets are evaluated by comparing their fair values to their current carrying values whenever they are tested. Impairments would be recorded whenever an intangible asset's fair value is deemed to be less than its carrying value. No impairment was indicated as a result of testing performed in 2005.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 17 -- Goodwill and Other Intangible Assets - (continued)

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

                                                                     Accumulated
                                                       Gross        Amortization          Net
                                                  Carrying Amount and Other Changes Carrying Amount
                                                  --------------- ----------------- ---------------
                                                                    (in millions)
December 31, 2005
   Unamortizable intangible assets:
       Goodwill..................................    $3,005.0               --         $3,005.0
       Brand name................................       600.0               --            600.0
       Investment management contracts...........       292.9               --            292.9
   Amortizable intangible assets:
       Distribution networks.....................       397.2          $  (5.1)           392.1
       Other investment management contracts.....        71.6             (8.6)            63.0
       VOBA......................................     2,890.3           (254.0)         2,636.3
December 31, 2004
   Unamortizable intangible assets:..............
       Goodwill..................................    $3,031.7               --         $3,031.7
       Brand name................................       600.0               --            600.0
       Investment management contracts...........       292.9               --            292.9
Amortizable intangible assets:
       Distribution networks.....................       397.2          $  (0.7)           396.5
       Other investment management contracts.....        61.7             (2.6)            59.1
       VOBA......................................     2,864.6           (164.3)         2,700.3

                                                                                   Period from  Period from
                                                                                     April 29    January 1
                                                                                     through      through
                                                                                   December 31,  April 28,
                                                                             2005      2004        2004     2003
                                                                            ------ ------------ ----------- ----
                                                                                       (in millions)
Aggregate amortization expense
Distribution networks, net of tax of $1.5 million, $ 0.2 million, $ -
  million and $ - million, respectively.................................... $  2.9    $ 0.5          --       --
Other Management contract amortization, net of tax of $2.1 million, $0.9
  million, $ - million and, $ - million, respectively......................    3.9      1.7          --       --
VOBA, net of tax of $59.4 million, $42.2 million, $1.8 million and $3.5
  million, respectively....................................................  110.4     78.3        $3.3     $6.6
                                                                            ------    -----        ----     ----
Aggregate amortization expense, net of tax of $63.0 million, $43.3
  million, $ 1.8 million and $3.5 million, respectively.................... $117.2    $80.5        $3.3     $6.6
                                                                            ======    =====        ====     ====

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 17 -- Goodwill and Other Intangible Assets - (continued)

                                                                  Tax     Net
                                                                 Effect Expense
                                                                 ------ -------
                                                                 (in millions)
Estimated future aggregate amortization expense for the years ending December 31,
   2006......................................................... $56.8  $105.5
   2007.........................................................  50.0    92.8
   2008.........................................................  43.9    81.5
   2009.........................................................  41.6    77.2
   2010.........................................................  41.2    76.5

The following tables present the continuity of each of the Company's unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

                                                 Wealth         Corporate and
                                    Protection Management G&SFP     Other     Consolidated
                                    ---------- ---------- ----- ------------- ------------
                                                        (in millions)
Goodwill:
Balance at January 1, 2005.........  $1,842.3   $1,040.0   --      $149.4       $3,031.7
PGAAP adjustments (1)..............    (242.3)     213.3   --         2.3          (26.7)
                                     --------   --------   --      ------       --------
Balance at December 31, 2005.......  $1,600.0   $1,253.3   --      $151.7       $3,005.0
                                     ========   ========   ==      ======       ========

--------
(1) The purchase equation with respect to the purchase transaction with Manulife was reallocated and finalized during the second quarter of 2005 to reflecting various items impacting goodwill. The adjustments have decreased goodwill by $ 26.7 million.

                                                 Wealth         Corporate and
                                    Protection Management G&SFP     Other     Consolidated
                                    ---------- ---------- ----- ------------- ------------
                                                        (in millions)
Goodwill:
Balance at January 1, 2004.........  $   66.1   $   42.1   --      $  0.4       $  108.6
Goodwill derecognized (1)..........     (66.1)     (42.1)  --        (0.4)        (108.6)
Goodwill recognized (2)............   1,842.3    1,040.0   --       149.4        3,031.7
                                     --------   --------   --      ------       --------
Balance at December 31, 2004.......  $1,842.3   $1,040.0   --      $149.4       $3,031.7
                                     ========   ========   ==      ======       ========

--------
(1) Goodwill derecognized in the purchase transaction with Manulife.
(2) Goodwill recognized in the purchase transaction with Manulife.

                                                 Wealth         Corporate and
                                    Protection Management G&SFP     Other     Consolidated
                                    ---------- ---------- ----- ------------- ------------
                                                        (in millions)
Brand name:
Balance at January 1, 2005.........   $364.4     $209.0    --       $26.6        $600.0
                                      ------     ------    --       -----        ------
Balance at December 31, 2005.......   $364.4     $209.0    --       $26.6        $600.0
                                      ======     ======    ==       =====        ======

                                                 Wealth         Corporate and
                                    Protection Management G&SFP     Other     Consolidated
                                    ---------- ---------- ----- ------------- ------------
                                                        (in millions)
Brand name:
Balance at January 1, 2004.........       --         --    --          --            --
Brand name recognized (1)..........   $364.4     $209.0    --       $26.6        $600.0
                                      ------     ------    --       -----        ------
Balance at December 31, 2004.......   $364.4     $209.0    --       $26.6        $600.0
                                      ======     ======    ==       =====        ======

--------
(1) Brand name recognized in the purchase transaction with Manulife.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 17 -- Goodwill and Other Intangible Assets - (continued)

Unamortizable intangible assets (continued):

                                                 Wealth         Corporate and
                                    Protection Management G&SFP     Other     Consolidated
                                    ---------- ---------- ----- ------------- ------------
                                                        (in millions)
Investment management contracts:
Balance at January 1, 2005.........     --       $292.9    --        --          $292.9
                                        --       ------    --        --          ------
Balance at December 31, 2005.......     --       $292.9    --        --          $292.9
                                        ==       ======    ==        ==          ======

                                                 Wealth         Corporate and
                                    Protection Management G&SFP     Other     Consolidated
                                    ---------- ---------- ----- ------------- ------------
                                                        (in millions)
Investment management contracts:
Balance at January 1, 2004.........     --       $  6.3    --        --          $  6.3
Investment management contracts
  derecognized (1).................     --         (6.3)   --        --            (6.3)
Investment management contracts
  recognized (2)...................     --        292.9    --        --           292.9
                                        --       ------    --        --          ------
Balance at December 31, 2004.......     --       $292.9    --        --          $292.9
                                        ==       ======    ==        ==          ======

--------
(1) Investment management contracts derecognized in the purchase transaction with Manulife.
(2) Investment management contracts recognized in the purchase transaction with Manulife.

Amortizable intangible assets:

                                                 Wealth         Corporate and
                                    Protection Management G&SFP     Other     Consolidated
                                    ---------- ---------- ----- ------------- ------------
                                                        (in millions)
Distribution networks:
Balance at January 1, 2005.........   $307.9     $88.6     --        --          $396.5
Amortization.......................     (3.8)     (0.6)    --        --            (4.4)
                                      ------     -----     --        --          ------
Balance at December 31, 2005.......   $304.1     $88.0     --        --          $392.1
                                      ======     =====     ==        ==          ======

                                                 Wealth         Corporate and
                                    Protection Management G&SFP     Other     Consolidated
                                    ---------- ---------- ----- ------------- ------------
                                                        (in millions)
Distribution networks:
Balance at January 1, 2004.........       --        --     --        --              --
Distribution networks recognized
  (1)..............................   $308.6     $88.6     --        --          $397.2
Amortization.......................     (0.7)       --     --        --            (0.7)
                                      ------     -----     --        --          ------
Balance at December 31, 2004.......   $307.9     $88.6     --        --          $396.5
                                      ======     =====     ==        ==          ======

--------
(1) Distribution networks recognized in the purchase transaction with Manulife.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 17 -- Goodwill and Other Intangible Assets - (continued)

Unamortizable intangible assets (continued):

                                                 Wealth         Corporate and
                                    Protection Management G&SFP     Other     Consolidated
                                    ---------- ---------- ----- ------------- ------------
                                                        (in millions)
Other investment management
  contracts:
Balance at January 1, 2005.........     --       $19.5     --       $39.6        $59.1
Other investment management
  contracts recognized (1).........     --          --     --         9.9          9.9
Amortization.......................     --        (1.5)    --        (4.5)        (6.0)
                                        --       -----     --       -----        -----
Balance at December 31, 2005.......     --       $18.0     --       $45.0        $63.0
                                        ==       =====     ==       =====        =====

--------
(1) Other investment management contracts recognized in the purchase transaction with Manulife.

                                                 Wealth         Corporate and
                                    Protection Management G&SFP     Other     Consolidated
                                    ---------- ---------- ----- ------------- ------------
                                                        (in millions)
Other investment management
  contracts:
Balance at January 1, 2004.........     --          --     --          --           --
Other investment management
  contracts recognized (1).........     --       $20.3     --       $41.4        $61.7
Amortization.......................     --        (0.8)    --        (1.8)        (2.6)
                                        --       -----     --       -----        -----
Balance at December 31, 2004.......     --       $19.5     --       $39.6        $59.1
                                        ==       =====     ==       =====        =====

--------
(1) Other investment management contracts recognized primarily due to the company's acquisition of the Pru Timber management contract and reclassification of certain mortgage servicing rights to other investment management contracts.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 17 -- Goodwill and Other Intangible Assets - (continued)

Amortizable intangible assets (continued):

                                                 Wealth           Corporate and
                                    Protection Management  G&SFP      Other     Consolidated
                                    ---------- ---------- ------  ------------- ------------
                                                         (in millions)
VOBA:
Balance at January 1, 2005.........  $2,084.1    $406.4   $209.8       --         $2,700.3
Amortization.......................     (77.5)    (72.5)   (19.8)      --           (169.8)
Adjustment to unrealized gains on
  securities available for sale....      35.9      44.2       --       --             80.1
Other adjustments(1)...............      60.4       6.0    (40.7)      --             25.7
                                     --------    ------   ------       --         --------
Balance at December 31, 2005.......  $2,102.9    $384.1   $149.3       --         $2,636.3
                                     ========    ======   ======       ==         ========

--------
(1) The purchase equation with respect to the purchase transaction with Manulife was reallocated and finalized during the second quarter of 2005. Total adjustments to VOBA were $ 25.7 million.

                                                 Wealth         Corporate and
                                    Protection Management G&SFP     Other     Consolidated
                                    ---------- ---------- ----- ------------- ------------
                                                        (in millions)
VOBA:
Balance at January 1, 2004.........   $168.5       --      --        --          $168.5
Amortization.......................     (5.1)      --      --        --            (5.1)
Adjustment to unrealized gains on
  securities available for sale....      5.5       --      --        --             5.5
Other adjustments (1)..............     (1.4)      --      --        --            (1.4)
                                      ------       --      --        --          ------
Balance at April 28, 2004..........   $167.5       --      --        --          $167.5
                                      ======       ==      ==        ==          ======

--------
(1) VOBA related to the acquisition of the fixed universal life insurance business of Allmerica was adjusted to reflect adjustments to the purchase price accounting for the acquisition of that block of business.

                                                 Wealth           Corporate and
                                    Protection Management  G&SFP      Other     Consolidated
                                    ---------- ---------- ------  ------------- ------------
                                                         (in millions)
VOBA:
Balance at April 29, 2004..........  $  167.5        --       --       --         $  167.5
VOBA derecognized (1)..............    (167.5)       --       --       --           (167.5)
VOBA recognized (2)................   2,141.8    $474.9   $247.9       --          2,864.6
Amortization.......................     (35.4)    (47.1)   (38.1)      --           (120.6)
Adjustment to unrealized gains on
  securities available for sale....     (22.3)    (21.4)      --       --            (43.7)
                                     --------    ------   ------       --         --------
Balance at December 31, 2004.......  $2,084.1    $406.4   $209.8       --         $2,700.3
                                     ========    ======   ======       ==         ========

--------
(1) VOBA derecognized in the purchase transaction with Manulife.
(2) VOBA recognized in the purchase transaction with Manulife.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 18 -- Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2005 and 2004, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Company's Statement of Operations. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line items in the Company's Statement of Operations.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

At December 31, 2005 and December 31, 2004, the Company had the following variable life contracts with guarantees. For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life contracts, and, for other variable life contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

                                                 December 31,   December 31,
                                                     2005           2004
                                                 ------------   ------------
                                                 (in millions, except for age)
Life contracts with guaranteed benefits
   In the event of death
   Account values...............................   $6,776.6       $6,899.0
   Net amount at risk related to deposits.......      134.7          117.5
   Average attained age of contract holders.....         45             44

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization, or at specified dates during the accumulation period.

At December 31, 2005 and December 31, 2004, the Company had the following variable contracts with guarantees. (Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 18 -- Certain Separate Accounts - (continued)

                                                                              December 31, December 31,
                                                                                  2005         2004
                                                                              ------------ ------------
                                                                              (in millions, except for
                                                                                 ages and percents)
Return of net deposits
In the event of death
   Account value.............................................................   $2,962.3     $3,273.7
   Net amount at risk........................................................       90.2        121.5
   Average attained age of contract holders..................................         64           64

Return of net deposits plus a minimum return
In the event of death
   Account value.............................................................   $  888.8     $  985.2
   Net amount at risk........................................................      196.2        212.9
   Average attained age of contract holders..................................         65           65
   Guaranteed minimum return rate............................................          5%           5%
At annuitization
   Account value.............................................................   $  205.2     $  212.0
   Net amount at risk........................................................       21.5         21.0
   Average attained age of contract holders..................................         58           59
   Range of guaranteed minimum return rates..................................        4-5%         4-5%

Highest specified anniversary amount value minus withdrawals post anniversary
In the event of death
   Account value.............................................................   $1,046.2     $1,177.0
   Net amount at risk........................................................      104.2        139.2
   Average attained age of contract holders..................................         63           63

Account balances of variable contracts with guarantees were invested in various separate accounts in variable separate mutual funds which included foreign and domestic equities and bonds as shown below:

                                                     December 31, December 31,
                                                         2005         2004
                                                     ------------ ------------
                                                           (in millions)
Type of Fund
Domestic Equity - Growth Funds......................  $ 1,491.8    $ 3,031.6
Domestic Bond Funds.................................    1,923.1      2,211.2
Domestic Equity - Growth & Income Funds.............    4,725.7      2,348.1
Domestic Equity - Blended Funds.....................    1,743.0           --
Balanced Investment Funds...........................         --      2,103.5
Domestic Equity - Value Funds.......................      492.0      1,097.8
International Equity Funds..........................      723.2        902.9
International Bond Funds............................      100.9        119.4
Hedge Funds.........................................       47.3         31.8
                                                      ---------    ---------
   Total............................................  $11,247.0    $11,846.3
                                                      =========    =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 18 -- Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                      Guaranteed     Guaranteed
                                    Minimum Death  Minimum Income
                                    Benefit (GMDB) Benefit (GMIB) Totals
                                    -------------- -------------- ------
                                               (in millions)
Balance at January 1, 2005.........     $37.2           $1.6      $38.8
Incurred guarantee benefits........      12.5            0.8       13.3
Paid guarantee benefits............      (8.7)            --       (8.7)
                                        -----           ----      -----
Balance at December 31, 2005.......     $41.0           $2.4      $43.4
                                        =====           ====      =====

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2005.

  . Data used included 200 and 1000 (for life and annuity contracts, respectively) stochastically generated investment performance scenarios.

  . Volatility assumptions depended on mix of investments by contract type and ranged between 13.8% (life products) and 6-21% (annuity products).

  . Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product

  . Mean investment performance assumptions for annuity contracts were 8.6% (average of fund returns).

  .   Annuity mortality was assumed to be 100% of the Annuity 2000 table.

  . Annuity lapse rates vary by contract type and duration and range from 1 percent to 20 percent.

  .   Annuity discount rate was 6.5%.

The guaranteed minimum income benefit (GMIB) is valued in accordance with Statement of Position 03-1--Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

John Hancock Variable Life Account UV of John Hancock Life Insurance Company

Audited Financial Statements

Years ended December 31, 2005 and 2004 with Report of Independent Registered Public Accounting Firm

                     John Hancock Variable Life Account UV

                         Audited Financial Statements

                    Years ended December 31, 2005 and 2004

                                   Contents

Report of Independent Registered Public Accounting Firm....................  1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity............................  3
Statements of Operations and Changes in Contract Owners' Equity............  6
Notes to Financial Statements.............................................. 32

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of
John Hancock Variable Life Account UV of John Hancock Life Insurance Company

We have audited the accompanying statement of assets and contract owners' equity of John Hancock Variable Life Account UV (the "Account") (comprising of 500 Index B Trust, Active Bond Trust, AIM V.I. Capital Development Series 2 Trust, AIM V.I. Premier Equity Series 1 Trust, All Asset Trust, All Cap Core Trust, All Cap Growth Trust, All Cap Value Trust, American Blue Chip Income & Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, Blue Chip Growth Trust, Bond Index B Trust, Brandes International Equity Trust, Business Opportunity Trust, Capital Appreciation Trust, Classic Value Trust, Core Equity Trust, CSI Equity Trust, Dynamic Growth Trust, Earnings Growth Trust, Emerging Growth Trust, Emerging Small Company Trust, Equity-Income Trust, Fidelity VIP Growth (SC) Trust, Fidelity VIP II Contrafund (SC) Trust, Fidelity VIP II Overseas (SC) Trust, Financial Industrial Trust, Financial Services Trust, Frontier Capital Appreciation Trust, Fundamental Value Trust Series 0, Fundamental Value Trust, Global Bond Trust Series0, Global Bond Trust, Global Trust, Growth & Income II Trust, Growth & Income Trust, Health Sciences Trust Series 0, Health Sciences Trust, High Yield Bond Trust, High Yield Trust, International Equity Index B Trust, International Opportunities Trust, International Small Cap Trust, International Stock Trust, International Value Trust, Investment Quality Bond Trust, Janus Aspen Global Technology (SC) Trust, Janus Aspen Worldwide Growth (SC) Trust, Large Cap Growth Trust Series 0, Large Cap Growth Trust, Large Cap Trust, Large Cap Value Trust Series 0, Large Cap Value Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Balanced 640 Trust, Lifestyle Growth 820 Trust, Lifestyle Moderate 460 Trust, Managed Trust, MFS Investors Growth Stock Series (IC) Trust, MFS New Discovery Series (IC) Trust, MFS Research Series (IC) Trust, Mid Cap Core Trust, Mid Cap Growth Trust, Mid Cap Index Trust, Mid Cap Stock Trust, Mid Cap Value Trust, Mid Value Trust, Money Market B Trust, Natural Resources Trust, Overseas Equity Trust, Pacific Rim Trust, Quantitative All Cap Trust, Quantitative Mid Cap Trust, Real Estate Equity Trust, Real Estate Securities Trust, Real Return Bond Trust, Science & Technology Trust, Short-Term Bond Trust, Small Cap Growth Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Cap Trust, Small Cap Value Trust, Small Company Value Trust, Strategic Bond Trust, Strategic Income Trust, Strategic Value Trust, Total Return Bond Trust, Total Return Trust, Total Stock Market Index Trust, Turner Core Growth Trust, U.S. Global Leaders Growth Trust, U.S. Government Securities Trust, U.S. Large Cap Trust, Utilities Trust and Value Trust sub-accounts) as of December 31, 2005, the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            Report of Independent Registered Public Accounting Firm
                                  (continued)

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion of the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Variable Life Account UV at December 31, 2005, the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                              Ernst & Young LLP

Toronto, Canada
March 24, 2006

                     John Hancock Variable Life Account UV

                Statement of Assets and Contract Owners' Equity

                               December 31, 2005

Assets
Investments at fair value:

   500 Index B Trust - 5,669,150 shares (cost $78,828,399)........ $ 89,969,411
   Active Bond Trust - 10,553,377 shares (cost $101,699,531)......  102,684,352
   AIM V.I. Capital Development Series 2 Trust....................           --
   AIM V.I. Premier Equity Series 1 Trust.........................           --
   All Cap Core Trust - 12,312 shares (cost $202,043).............      212,016
   All Cap Growth Trust - 5,900 shares (cost $99,999).............       98,819
   All Cap Value Trust - 15 shares (cost $225)....................          227
   American Blue Chip Income & Growth Trust - 27 shares
     (cost $423)..................................................          431
   American Growth Trust - 456 shares (cost $9,174)...............        9,118
   American Growth-Income Trust - 90 shares (cost $1,613).........        1,607
   American International Trust - 55 shares (cost $1,168).........        1,181
   Blue Chip Growth Trust - 3,031,221 shares (cost $47,263,988)...   53,682,929
   Bond Index B Trust - 1,242,700 shares (cost $12,592,075).......   12,588,552
   Brandes International Equity Trust - 267,944 shares
     (cost $4,302,703)............................................    4,694,385
   Business Opportunity Value Trust - 2,448 shares (cost $29,998).       29,527
   Capital Appreciation Trust - 5,178 shares (cost $53,128).......       51,885
   Classic Value Trust - 8,026 shares (cost $114,794).............      115,418
   Core Equity Trust - 1 share (cost $15).........................           15
   CSI Equity Trust - 141,495 shares (cost $1,682,516)............    1,944,137
   Dynamic Growth Trust - 95 shares (cost $516)...................          518
   Earnings Growth Trust..........................................           --
   Emerging Growth Trust - 7 shares (cost $119)...................          125
   Emerging Small Company Trust - 1 share (cost $17)..............           17
   Equity-Income Trust - 2,383,984 shares (cost $37,638,619)......   40,170,136
   Fidelity VIP Growth (SC) Trust.................................           --
   Fidelity VIP II Contrafund (SC) Trust..........................           --
   Fidelity VIP II Overseas (SC) Trust............................           --
   Financial Industries Trust.....................................           --
   Financial Services Trust - 3,733 shares (cost $50,225).........       57,150
   Frontier Capital Appreciation Trust - 77,799 shares
     (cost $1,469,345)............................................    1,785,487
   Fundamental Value Trust Series 0 - 838 shares (cost $12,107)...       12,808
   Fundamental Value Trust........................................           --
   Global Bond Trust Series 0 - 145,323 shares (cost $2,206,284)..    2,085,388
   Global Bond Trust..............................................           --
   Global Trust - 18 shares (cost $292)...........................          293
   Growth & Income II Trust - 15,284,956 shares
     (cost $216,272,012)..........................................  197,175,931
   Growth & Income Trust - 37 shares (cost $814)..................          831
   Health Sciences Trust Series 0 - 10,365 shares
     (cost $142,703)..............................................      165,736
   Health Sciences Trust..........................................           --
   High Yield Bond Trust..........................................           --
   High Yield Trust - 110,777 shares (cost $1,072,895)............    1,139,901
   International Equity Index B Trust - 1,096,406 shares
     (cost $15,407,207)...........................................   18,671,789
   International Opportunities Trust - 740 shares (cost $9,431)...       11,504
   International Small Cap Trust - 186 shares (cost $3,481).......        3,571

                     John Hancock Variable Life Account UV

                Statement of Assets and Contract Owners' Equity
                                  (continued)


                               December 31, 2005

 Assets
 Investments at fair value:

    International Stock Trust - 48 shares (cost $574)............. $       609
    International Value Trust - 15,969 shares (cost $238,681).....     254,551
    Investment Quality Bond Trust - 12,227 shares (cost $144,296).     146,358
    Janus Aspen Global Technology (SC) Trust......................          --
    Janus Aspen Worldwide Growth (SC) Trust.......................          --
    Large Cap Growth Trust Series 0 - 2,962,040 shares
      (cost $27,804,442)..........................................  29,709,257
    Large Cap Growth Trust........................................          --
    Large Cap Trust - 7 shares (cost $101)........................         103
    Large Cap Value Trust Series 0 - 5,617 shares
      (cost $117,871).............................................     121,946
    Large Cap Value Trust.........................................          --
    Lifestyle Aggressive 1000 Trust - 511 shares (cost $6,890)....       6,884
    Lifestyle Balanced 640 Trust - 58,719 shares (cost $798,654)..     817,363
    Lifestyle Growth 820 Trust - 76,368 shares (cost $1,030,456)..   1,074,495
    Lifestyle Moderate 460 Trust - 6,298 shares (cost $82,120)....      84,080
    Managed Trust - 6,233,524 shares (cost $86,142,042)...........  84,713,587
    MFS Investors Growth Stock Series (IC) Trust..................          --
    MFS New Discovery Series (IC) Trust...........................          --
    MFS Research Series (IC) Trust................................          --
    Mid Cap Core Trust - 646 shares (cost $10,469)................      10,853
    Mid Cap Growth Trust..........................................          --
    Mid Cap Index Trust - 7,264 shares (cost $122,265)............     131,192
    Mid Cap Stock Trust - 920,592 shares (cost $11,367,370).......  14,352,023
    Mid Cap Value Trust - 587 shares (cost $10,598)...............      11,056
    Mid Value Trust - 903,702 shares (cost $10,407,147)...........  11,160,724
    Money Market B Trust - 18,174,675 shares (cost $18,174,675)...  18,174,675
    Natural Resources Trust - 3,396 shares (cost $96,655).........     106,629
    Overseas Equity Trust - 3,193,769 shares (cost $29,830,564)...  39,985,984
    Pacific Rim Trust - 5,099 shares (cost $54,000)...............      60,573
    Quantitative All Cap Trust - 25 shares (cost $438)............         410
    Quantitative Mid Cap Trust - 20 shares (cost $292)............         290
    Real Estate Equity Trust......................................          --
    Real Estate Securities Trust - 855,542 shares
      (cost $18,744,361)..........................................  21,243,097
    Real Return Bond Trust - 6,160 shares (cost $82,843)..........      82,856
    Science & Technology Trust - 3,203 shares (cost $36,251)......      37,727
    Short-Term Bond Trust - 642,147 shares (cost $6,492,951)......   6,415,044
    Small Cap Growth Trust - 1,089,683 shares (cost $8,328,144)...  11,082,081
    Small Cap Index Trust - 12,654 shares (cost $171,121).........     188,537
    Small Cap Opportunities Trust - 72 shares (cost $1,584).......       1,629
    Small Cap Trust - 44 shares (cost $630).......................         636
    Small Cap Value Trust - 50,824 shares (cost $884,811).........   1,064,252
    Small Company Value Trust - 17 shares (cost $372).............         377
    Strategic Bond Trust - 292 shares (cost $3,482)...............       3,502
    Strategic Income Trust - 17 shares (cost $235)................         229
    Strategic Value Trust - 23 shares (cost $241).................         244
    Total Return Bond Trust.......................................          --

                     John Hancock Variable Life Account UV

                Statement of Assets and Contact Owners' Equity
                                  (continued)


                               December 31, 2005

Assets
Investments at fair value:

       Total Return Trust - 8,682 shares (cost $118,266).......... $    119,723
       Total Stock Market Index Trust - 50,556 shares
         (cost $532,506)..........................................       584936
       Turner Core Growth Trust - 27,363 shares
         (cost $391,580)..........................................      454,220
       U.S. Global Leaders Growth Trust - 3,685 shares
         (cost $49,650)...........................................       48,088
       U.S. Government Securities Trust - 2 shares (cost $21).....           21
       U.S. Large Cap Trust - 4 shares (cost $59).................           61
       Utilities Trust - 8,696 shares (cost $108,705).............      114,519
       Value Trust - 1 share (cost $17)...........................           17

     Sub-accounts invested in PIMCO Variable Insurance Trust
       (VIT) Portfolio:...........................................
       All Asset Trust - 3,149 shares (cost $36,988)..............       37,155
                                                                   ------------
                                                                    769,767,788

Policy Loans

       Active Bond Trust.......................................... $ 13,059,845
       Blue Chip Growth Trust.....................................    2,702,997
       Growth & Income II Trust...................................   33,329,874
       International Equity Index B Trust.........................      467,116
       Managed Trust..............................................   12,478,690
       Money Market B Trust.......................................    2,273,936
       Real Estate Securities Trust...............................      703,604
                                                                   ------------
                                                                     65,016,062

Total assets...................................................... $834,783,850
                                                                   ============
Contract Owners' Equity
Variable universal life insurance contracts....................... $834,783,850
                                                                   ============

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity

                                                                     Sub-Account
                                ------------------------------------------------------------------------------------
                                Small Company  Small Cap   Strategic Value U.S. Government   All Asset   All Cap Core
                                 Value Trust     Trust          Trust      Securities Trust    Trust        Trust
                                ------------- ------------ --------------- ---------------- ------------ ------------
                                Period Ended  Period Ended  Period Ended     Period Ended   Period Ended Period Ended
                                Dec. 31/05##  Dec. 31/05##  Dec. 31/05##     Dec. 31/05##   Dec. 31/05## Dec. 31/05##
                                ------------- ------------ --------------- ---------------- ------------ ------------
Income:
       Dividends...............   $     --        $ --          $  --            $ --         $    748     $     --
       Interest on policy
         loans.................         --          --             --              --               --           --
                                  --------        ----          -----            ----         --------     --------
   Total Investment Income.....         --          --             --              --              748           --
Expenses:
       Mortality and
         expense risk..........          2          --             --              --               33          379
                                  --------        ----          -----            ----         --------     --------
Net investment income
  (loss).......................         (2)         --             --              --              715         (379)
Net realized gain (loss).......     (1,363)         (1)            (1)             --          (1,028)           16
Change in unrealized
  appreciation
  (depreciation) during
  the period...................          5           6              3              (0)             166        9,973
                                  --------        ----          -----            ----         --------     --------
Net increase (decrease) in
  assets from operations.......     (1,360)          5              2              (0)           (147)        9,610
                                  --------        ----          -----            ----         --------     --------
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to
         policy loans..........     49,623         711            421              39           83,801      202,850
       Transfer to
         policyholders for
         benefits,
         terminations and
         policy loans..........    (47,886)        (80)          (179)            (18)         (46,499)        (444)
       Net change in
         policy loans..........         --          --             --              --               --           --
                                  --------        ----          -----            ----         --------     --------
Net increase (decrease) in
  assets from principal
  transactions.................      1,737         631            242              21           37,302      202,406
                                  --------        ----          -----            ----         --------     --------
Total increase (decrease)
  in assets....................        377         636            244              21           37,155      212,016

Assets, beginning of period....         --          --             --              --               --           --
                                  --------        ----          -----            ----         --------     --------
Assets, end of period..........   $    377        $636          $ 244            $ 21          $37,155     $212,016
                                  ========        ====          =====            ====         ========     ========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)

                                                                      Sub-Account
                                ---------------------------------------------------------------------------------------
                                                                                  American
                                  All Cap      All Cap     American Blue Chip     Growth-    U.S. Large Cap   American
                                Growth Trust Value Trust  Income & Growth Trust Income Trust     Trust      Growth Trust
                                ------------ ------------ --------------------- ------------ -------------- ------------
                                Period Ended Period Ended     Period Ended      Period Ended  Period Ended  Period Ended
                                Dec. 31/05## Dec. 31/05##     Dec. 31/05##      Dec. 31/05##  Dec. 31/05##  Dec. 31/05##
                                ------------ ------------ --------------------- ------------ -------------- ------------
Income:
       Dividends...............   $     --       $ --             $  --           $     --        $ --        $     --
       Interest on policy
         loans.................         --         --                --                 --          --              --
                                  --------       ----             -----           --------        ----        --------
   Total Investment Income.....         --         --                --                 --          --              --
Expenses:
       Mortality and
         expense risk..........          1         --                --                 --          --               3
                                  --------       ----             -----           --------        ----        --------
Net investment income
  (loss).......................         (1)        --                --                 --          --              (3)
Net realized gain (loss).......         (0)         0                 2             (1,125)         (0)         (1,603)
Change in unrealized
  appreciation
  (depreciation) during
  the period...................     (1,180)         2                 9                 (6)          2             (55)
                                  --------       ----             -----           --------        ----        --------
Net increase (decrease) in
  assets from operations.......     (1,181)         2                11             (1,131)          2          (1,661)
                                  --------       ----             -----           --------        ----        --------
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to
         policy loans..........    100,000        240               777             49,536          87          82,559
       Transfer to
         policyholders for
         benefits,
         terminations and
         policy loans..........         --        (15)             (357)           (46,798)        (28)        (71,780)
       Net change in
         policy loans..........         --         --                --                 --          --              --
                                  --------       ----             -----           --------        ----        --------
Net increase (decrease) in
  assets from principal
  transactions.................    100,000        225               420              2,738          59          10,779
                                  --------       ----             -----           --------        ----        --------
Total increase (decrease)
  in assets....................     98,819        227               431              1,607          61           9,118

Assets, beginning of period....         --         --                --                 --          --              --
                                  --------       ----             -----           --------        ----        --------
Assets, end of period..........   $ 98,819       $227             $ 431           $  1,607        $ 61        $  9,118
                                  ========       ====             =====           ========        ====        ========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)


                                                                          Sub-Account
                                   -----------------------------------------------------------------------------------------
                                        American            Capital         Classic        Core       Dynamic      Emerging
                                   International Trust Appreciation Trust Value Trust  Equity Trust Growth Trust Growth Trust
                                   ------------------- ------------------ ------------ ------------ ------------ ------------
                                      Period Ended        Period Ended    Period Ended Period Ended Period Ended Period Ended
                                      Dec. 31/05##        Dec. 31/05##    Dec. 31/05## Dec. 31/05## Dec. 31/05## Dec. 31/05##
                                   ------------------- ------------------ ------------ ------------ ------------ ------------
Income:
       Dividends..................      $     --            $    --         $  5,863       $ --       $    --       $  --
       Interest on policy
         loans....................            --                 --               --         --            --          --
                                        --------            -------         --------       ----       -------       -----
   Total Investment Income........            --                 --            5,863         --            --          --
Expenses:
       Mortality and expense
         risk.....................            --                 --              104         --            --          --
                                        --------            -------         --------       ----       -------       -----
Net investment income (loss)......            --                 --            5,759         --            --          --
Net realized gain (loss)..........        (1,998)               (12)              11          0             1           3
Change in unrealized
  appreciation (depreciation)
  during the period...............            13             (1,243)             625         (0)            1           6
                                        --------            -------         --------       ----       -------       -----
Net increase (decrease) in
  assets from operations..........        (1,985)            (1,255)           6,395         --             2           9
                                        --------            -------         --------       ----       -------       -----
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to policy
         loans....................        49,071             54,174          109,394         40           641         367
       Transfer to
         policyholders for
         benefits,
         terminations and
         policy loans.............       (45,905)            (1,034)            (371)       (25)        (125)        (251)
       Net change in policy
         loans....................            --                 --               --         --            --          --
                                        --------            -------         --------       ----       -------       -----
Net increase (decrease) in
  assets from principal
  transactions....................         3,166             53,140          109,023         15           516         116
                                        --------            -------         --------       ----       -------       -----
Total increase (decrease) in
  assets..........................         1,181             51,885          115,418         15           518         125

Assets, beginning of period.......            --                 --               --         --            --          --
                                        --------            -------         --------       ----       -------       -----
Assets, end of period.............      $  1,181            $51,885         $115,418       $ 15        $  518       $ 125
                                        ========            =======         ========       ====       =======       =====

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)

                                                                           Sub-Account
                                   ------------------------------------------------------------------------------------------
                                   Emerging Small Fundamental Value                             Growth &      International
                                   Company Trust   Trust Series 0   Value Trust  Global Trust Income Trust Opportunities Trust
                                   -------------- ----------------- ------------ ------------ ------------ -------------------
                                    Period Ended    Period Ended    Period Ended Period Ended Period Ended    Period Ended
                                    Dec. 31/05##    Dec. 31/05##    Dec. 31/05## Dec. 31/05## Dec. 31/05##    Dec. 31/05##
                                   -------------- ----------------- ------------ ------------ ------------ -------------------
Income:
       Dividends..................      $--            $    --          $--          $ --       $     --         $    --
       Interest on policy
         loans....................       --                 --           --            --             --              --
                                        ---            -------          ---          ----       --------         -------
   Total Investment Income........       --                 --           --            --             --              --
Expenses:
       Mortality and expense
         risk.....................       --                 28           --            --             --              30
                                        ---            -------          ---          ----       --------         -------
Net investment income (loss)......       --                (28)          --            --             --             (30)
Net realized gain (loss)..........       --                 30           --            (0)           (59)              4
Change in unrealized
  appreciation (depreciation)
  during the period...............       (0)               700           (0)            2             17           2,072
                                        ---            -------          ---          ----       --------         -------
Net increase (decrease) in
  assets from operations..........       (0)               702           (0)            2            (42)          2,046
                                        ---            -------          ---          ----       --------         -------
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to policy
         loans....................       17             12,704           17           298         60,130           9,466
       Transfer to
         policyholders for
         benefits,
         terminations and
         policy loans.............       --               (598)          --            (7)       (59,257)             (8)
       Net change in policy
         loans....................       --                 --           --            --             --              --
                                        ---            -------          ---          ----       --------         -------
Net increase (decrease) in
  assets from principal
  transactions....................
                                         17             12,106           17           291            873           9,458
                                        ---            -------          ---          ----       --------         -------
Total increase (decrease) in
  assets..........................       17             12,808           17           293            831          11,504

Assets, beginning of period.......       --                 --           --            --             --              --
                                        ---            -------          ---          ----       --------         -------
Assets, end of period.............      $17            $12,808          $17          $293       $    831         $11,504
                                        ===            =======          ===          ====       ========         =======

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)


                                                                     Sub-Account
                               ---------------------------------------------------------------------------------------
                                International  International International     Investment        Large       Mid Cap
                               Small Cap Trust  Stock Trust   Value Trust  Quality Bond Trust  Cap Trust   Value Trust
                               --------------- ------------- ------------- ------------------ ------------ ------------
                                Period Ended   Period Ended  Period Ended     Period Ended    Period Ended Period Ended
                                Dec. 31/05##   Dec. 31/05##  Dec. 31/05##     Dec. 31/05##    Dec. 31/05## Dec. 31/05##
                               --------------- ------------- ------------- ------------------ ------------ ------------
Income:
       Dividends..............     $   --          $  --       $     --         $     --         $  --       $     --
       Interest on
         policy loans.........         --             --             --               --            --             --
                                   ------          -----       --------         --------         -----       --------
   Total Investment
     Income...................         --             --             --               --            --             --
Expenses:
       Mortality and
         expense risk.........          0             --            132               --            --             28
                                   ------          -----       --------         --------         -----       --------
Net investment income
  (loss)......................         (0)            --           (132)              --            --            (28)
Net realized gain (loss)......         10              2             15                2             1         (2,042)
Change in unrealized
  appreciation
  (depreciation) during
  the period..................         90             34         15,870            2,062             2            458
                                   ------          -----       --------         --------         -----       --------
Net increase (decrease)
  in assets from
  operations..................        100             36         15,753            2,064             3         (1,612)
                                   ------          -----       --------         --------         -----       --------
Changes from principal
  transactions:
       Net premiums from
         policyholders
         and transfers
         to policy loans......      4,074            861        239,545          144,857           206         58,497
       Transfer to
         policyholders
         for benefits,
         terminations
         and policy loans.....       (603)          (288)          (747)            (563)         (106)       (45,829)
       Net change in
         policy loans.........         --             --             --               --            --             --
                                   ------          -----       --------         --------         -----       --------
Net increase (decrease)
  in assets from
  principal transactions......      3,471            573        238,798          144,294           100         12,668
                                   ------          -----       --------         --------         -----       --------
Total increase
  (decrease) in assets........      3,571            609        254,551          146,358           103         11,056

Assets, beginning of
  period......................         --             --             --               --            --             --
                                   ------          -----       --------         --------         -----       --------
Assets, end of period.........     $3,571          $ 609       $254,551         $146,358         $ 103       $ 11,056
                                   ======          =====       ========         ========         =====       ========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)

                                                                  Sub-Account
                               --------------------------------------------------------------------------------
                                  Lifestyle     Lifestyle    Lifestyle    Lifestyle
                               Aggressive 1000 Balanced 640  Growth 820  Moderate 460 Quantitative   Strategic
                                    Trust         Trust        Trust        Trust     All Cap Trust  Bond Trust
                               --------------- ------------ ------------ ------------ ------------- ------------
                                Period Ended   Period Ended Period Ended Period Ended Period Ended  Period Ended
                                Dec. 31/05##   Dec. 31/05## Dec. 31/05## Dec. 31/05## Dec. 31/05##  Dec. 31/05##
                               --------------- ------------ ------------ ------------ ------------- ------------
Income:
       Dividends..............     $    0        $    463    $      608    $    --        $ 27         $   --
       Interest on
         policy loans.........         --              --            --         --          --             --
                                   ------        --------    ----------    -------        ----         ------
   Total Investment
     Income...................          0             463           608         --          27             --
Expenses:
       Mortality and
         expense risk.........         --           1,249         2,087        208          --              0
                                   ------        --------    ----------    -------        ----         ------
Net investment income
  (loss)......................          0            (786)       (1,479)      (208)         27             (0)
Net realized gain (loss)......          2            (780)          754         (0)         --             (0)
Change in unrealized
  appreciation
  (depreciation) during
  the period..................         (6)         18,709        44,040      1,960         (28)            21
                                   ------        --------    ----------    -------        ----         ------
Net increase (decrease)
  in assets from
  operations..................         (4)         17,143        43,315      1,752          (1)            21
                                   ------        --------    ----------    -------        ----         ------
Changes from principal
  transactions:
       Net premiums from
         policyholders
         and transfers
         to policy loans......      7,284         843,533     1,048,509     83,411         467          3,839
       Transfer to
         policyholders
         for benefits,
         terminations
         and policy loans.....       (396)        (43,313)      (17,329)    (1,083)        (56)          (358)
       Net change in
         policy loans.........         --              --            --         --          --             --
                                   ------        --------    ----------    -------        ----         ------
Net increase (decrease)
  in assets from
  principal transactions......      6,888         800,220     1,031,180     82,328         411          3,481
                                   ------        --------    ----------    -------        ----         ------
Total increase
  (decrease) in assets........      6,884         817,363     1,074,495     84,080         410          3,502

Assets, beginning of
  period......................         --              --            --         --          --             --
                                   ------        --------    ----------    -------        ----         ------
Assets, end of period.........     $6,884        $817,363    $1,074,495    $84,080        $410         $3,502
                                   ======        ========    ==========    =======        ====         ======

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)


                                                                           Sub-Account
                                -------------------------------------------------------------------------------------------------
                                  Mid Cap        U.S. Global       Strategic        Large Cap       Quantitative      Natural
                                 Core Trust  Leaders Growth Trust Income Trust Value Trust Series 0 Mid Cap Trust Resources Trust
                                ------------ -------------------- ------------ -------------------- ------------- ---------------
                                Period Ended     Period Ended     Period Ended     Period Ended     Period Ended   Period Ended
                                Dec. 31/05##     Dec. 31/05##     Dec. 31/05##     Dec. 31/05##     Dec. 31/05##   Dec. 31/05##
                                ------------ -------------------- ------------ -------------------- ------------- ---------------
Income:
       Dividends...............   $    --          $    919        $       9        $       --         $   --        $      --
       Interest on policy
         loans.................        --                --               --                --             --               --
                                  -------          --------        ---------        ----------         ------        ---------
   Total Investment Income.....        --               919                9                --             --               --
Expenses:
       Mortality and
         expense risk..........        28                --               --               217             --              108
                                  -------          --------        ---------        ----------         ------        ---------
Net investment income
  (loss).......................      (28)               919                9             (217)             --            (108)
Net realized gain (loss).......         1                 7            (520)           (1,109)             --          (3,680)
Change in unrealized
  appreciation
  (depreciation) during
  the period...................       384           (1,562)              (7)             4,075            (2)            9,974
                                  -------          --------        ---------        ----------         ------        ---------
Net increase (decrease) in
  assets from operations.......       357             (636)            (518)             2,749            (2)            6,186
                                  -------          --------        ---------        ----------         ------        ---------
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to
         policy loans..........    10,618            49,364           47,873           238,500            292          177,417
       Transfer to
         policyholders for
         benefits,
         terminations and
         policy loans..........     (122)             (640)         (47,126)         (119,303)             --         (76,974)
       Net change in
         policy loans..........        --                --               --                --             --               --
                                  -------          --------        ---------        ----------         ------        ---------
Net increase (decrease) in
  assets from principal
  transactions.................    10,496            48,724              747           119,197            292          100,443
                                  -------          --------        ---------        ----------         ------        ---------
Total increase (decrease)
  in assets....................    10,853            48,088              229           121,946            290          106,629

Assets, beginning of period....        --                --               --                --             --               --
                                  -------          --------        ---------        ----------         ------        ---------
Assets, end of period..........   $10,853          $ 48,088        $     229        $  121,946          $ 290        $ 106,629
                                  =======          ========        =========        ==========         ======        =========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)

                                                                      Sub-Account
                                ---------------------------------------------------------------------------------------
                                     Small Cap        Pacific    Real Return     Science &      Utilities    Blue Chip
                                Opportunities Trust  Rim Trust    Bond Trust  Technology Trust    Trust     Growth Trust
                                ------------------- ------------ ------------ ---------------- ------------ ------------
                                   Period Ended     Period Ended Period Ended   Period Ended   Period Ended Period Ended
                                   Dec. 31/05##     Dec. 31/05## Dec. 31/05##   Dec. 31/05##   Dec. 31/05## Dec. 31/05##
                                ------------------- ------------ ------------ ---------------- ------------ ------------
Income:
       Dividends...............      $     --         $    --      $    --        $    --        $     --   $        --
       Interest on policy
         loans.................            --              --           --             --              --       142,217
                                     --------         -------      -------        -------        --------   -----------
   Total Investment Income.....            --              --           --             --              --       142,217
Expenses:
       Mortality and
         expense risk..........            --              --           93             35             103       210,565
                                     --------         -------      -------        -------        --------   -----------
Net investment income
  (loss).......................            --              --          (93)           (35)           (103)      (68,348)
Net realized gain (loss).......        (1,859)             57           (1)             3               5       342,698
Change in unrealized
  appreciation
  (depreciation) during
  the period...................            45           6,573           13          1,476           5,815     6,108,511
                                     --------         -------      -------        -------        --------   -----------
Net increase (decrease) in
  assets from operations.......        (1,814)          6,630          (81)         1,444           5,717     6,382,861
                                     --------         -------      -------        -------        --------   -----------
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to
         policy loans..........        38,322          55,635       83,192         36,372         109,341    53,969,840
       Transfer to
         policyholders for
         benefits,
         terminations and
         policy loans..........       (34,879)         (1,692)        (255)           (89)           (539)   (6,669,772)
       Net change in
         policy loans..........            --              --           --             --              --     2,702,997
                                     --------         -------      -------        -------        --------   -----------
Net increase (decrease) in
  assets from principal
  transactions.................         3,443          53,943       82,937         36,283         108,802    50,003,065
                                     --------         -------      -------        -------        --------   -----------
Total increase (decrease)
  in assets....................         1,629          60,573       82,856         37,727         114,519    56,385,926

Assets, beginning of period....            --              --           --             --              --            --
                                     --------         -------      -------        -------        --------   -----------
Assets, end of period..........      $  1,629         $60,573      $82,856        $37,727        $114,519   $56,385,926
                                     ========         =======      =======        =======        ========   ===========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)

                                                                  Sub-Account
                                -------------------------------------------------------------------------------
                                  Financial    Health Sciences       Large Cap       Equity-Income   Mid Cap
                                Services Trust Trust Series 0  Growth Trust Series 0     Trust     Stock Trust
                                -------------- --------------- --------------------- ------------- ------------
                                 Period Ended   Period Ended       Period Ended      Period Ended  Period Ended
                                 Dec. 31/05##   Dec. 31/05##       Dec. 31/05##      Dec. 31/05##  Dec. 31/05##
                                -------------- --------------- --------------------- ------------- ------------
Income:
       Dividends...............    $     --       $     --          $        --       $        --  $         --
       Interest on policy
         loans.................          --             --                   --                --            --
                                   --------       --------          -----------       -----------  ------------
   Total Investment Income.....          --             --                   --                --            --
Expenses:
       Mortality and
         expense risk..........          46             27              114,805           149,768        50,184
                                   --------       --------          -----------       -----------  ------------
Net investment income
  (loss).......................         (46)           (27)            (114,805)         (149,768)     (50,184)
Net realized gain (loss).......         795          2,772               46,930            73,673       139,399
Change in unrealized
  appreciation
  (depreciation) during
  the period...................       6,792         23,032            1,904,815         2,525,540     2,984,653
                                   --------       --------          -----------       -----------  ------------
Net increase (decrease) in
  assets from operations.......       7,541         25,777            1,836,940         2,449,445     3,073,868
                                   --------       --------          -----------       -----------  ------------
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to
         policy loans..........      91,811        191,114           29,366,835        40,660,330    12,629,915
       Transfer to
         policyholders for
         benefits,
         terminations and
         policy loans..........     (42,202)       (51,155)          (1,494,518)       (2,939,639)  (1,351,760)
       Net change in
         policy loans..........          --             --                   --                --            --
                                   --------       --------          -----------       -----------  ------------
Net increase (decrease) in
  assets from principal
  transactions.................      49,609        139,959           27,872,317        37,720,691    11,278,155
                                   --------       --------          -----------       -----------  ------------
Total increase (decrease)
  in assets....................      57,150        165,736           29,709,257        40,170,136    14,352,023

Assets, beginning of period....          --             --                   --                --            --
                                   --------       --------          -----------       -----------  ------------
Assets, end of period..........    $ 57,150       $165,736          $29,709,257       $40,170,136   $14,352,023
                                   ========       ========          ===========       ===========  ============

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)

                                                                     Sub-Account
                                -------------------------------------------------------------------------------------
                                  Real Estate    Total Return  High Yield        Global
                                Securities Trust    Trust        Trust     Bond Trust Series 0    CSI Equity Trust
                                ---------------- ------------ ------------ ------------------- ----------------------
                                  Period Ended   Period Ended Period Ended    Period Ended     Year Ended  Year Ended
                                  Dec. 31/05##   Dec. 31/05## Dec. 31/05##    Dec. 31/05##     Dec. 31/05  Dec. 31/04
                                ---------------- ------------ ------------ ------------------- ----------  ----------
Income:
       Dividends...............   $        --      $     --    $       --      $       --      $   47,010  $    8,598
       Interest on policy
         loans.................        37,406            --            --              --              --
                                  -----------      --------    ----------      ----------      ----------  ----------
   Total Investment Income.....        37,406            --            --              --          47,010       8,598
Expenses:
       Mortality and
         expense risk..........        82,787           183         3,772           8,023              --          --
                                  -----------      --------    ----------      ----------      ----------  ----------
Net investment income
  (loss).......................       (45,381)         (183)       (3,772)         (8,023)         47,010       8,598
Net realized gain (loss).......       150,954           338        13,274         (15,915)         17,187      27,747
Change in unrealized
  appreciation
  (depreciation) during
  the period...................     2,451,195         1,457        64,249        (120,896)         27,090      95,646
                                  -----------      --------    ----------      ----------      ----------  ----------
Net increase (decrease) in
  assets from operations.......     2,556,768         1,612        73,751        (144,834)         91,287     131,991
                                  -----------      --------    ----------      ----------      ----------  ----------
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to
         policy loans..........    21,919,470       180,988     1,457,227       2,678,004         524,505     361,420
       Transfer to
         policyholders for
         benefits,
         terminations and
         policy loans..........    (3,233,141)      (62,877)     (391,077)       (447,782)       (108,966)    (55,271)
       Net change in
         policy loans..........       703,604            --            --              --              --
                                  -----------      --------    ----------      ----------      ----------  ----------
Net increase (decrease) in
  assets from principal
  transactions.................    19,389,933       118,111     1,066,150       2,230,222         415,539     306,149
                                  -----------      --------    ----------      ----------      ----------  ----------
Total increase (decrease)
  in assets....................    21,946,701       119,723     1,139,901       2,085,388         506,826     438,140

Assets, beginning of period....            --            --            --              --       1,437,311     999,171
                                  -----------      --------    ----------      ----------      ----------  ----------
Assets, end of period..........   $21,946,701      $119,723    $1,139,901      $2,085,388      $1,944,137  $1,437,311
                                  ===========      ========    ==========      ==========      ==========  ==========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)


                                                                    Sub-Account
                                   -----------------------------------------------------------------------------
                                                                                             AIM V.I. Premier
                                     Large Cap Growth Trust        Active Bond Trust       Equity Series 1 Trust
                                   -------------------------  --------------------------  ----------------------
                                    Year Ended    Year Ended   Year Ended    Year Ended    Year Ended  Year Ended
                                    Dec. 31/05x   Dec. 31/04   Dec. 31/05    Dec. 31/04   Dec. 31/05xx Dec. 31/04
                                   ------------  -----------  ------------  ------------  ------------ ----------
Income:
       Dividends.................. $     23,654  $   346,192  $  1,571,398  $  3,658,017   $      --    $    619
       Interest on policy
         loans....................      (37,102)     203,446       969,749       953,061          --
                                   ------------  -----------  ------------  ------------   ---------    --------
   Total Investment Income........      (13,448)     549,638     2,541,147     4,611,078          --         619
Expenses:
       Mortality and expense
         risk.....................       98,065      291,673       547,165       577,593          63         187
                                   ------------  -----------  ------------  ------------   ---------    --------
Net investment income (loss)......     (111,513)     257,965     1,993,982     4,033,485         (63)        432
Net realized gain (loss)..........  (10,026,638)  (5,961,350)      (55,927)    2,004,008       6,945       1,587
Change in unrealized
  appreciation (depreciation)
  during the period...............    7,048,041    7,771,501     1,071,085      (635,296)    (12,136)      4,587
                                   ------------  -----------  ------------  ------------   ---------    --------
Net increase (decrease) in
  assets from operations..........   (3,090,110)   2,068,116     3,009,140     5,402,197      (5,254)      6,606
                                   ------------  -----------  ------------  ------------   ---------    --------
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to policy
         loans....................    4,540,908    7,715,691     4,463,196     8,964,090      11,066      66,733
       Transfer to
         policyholders for
         benefits,
         terminations and
         policy loans.............  (52,980,245)  (5,379,648)   (7,851,632)  (18,750,561)   (146,645)    (19,756)
       Net change in policy
         loans....................   (2,686,453)      84,125       208,024       520,388          --          --
                                   ------------  -----------  ------------  ------------   ---------    --------
Net increase (decrease) in
  assets from principal
  transactions....................  (51,125,790)   2,420,168    (3,180,412)   (9,266,083)   (135,579)     46,977
                                   ------------  -----------  ------------  ------------   ---------    --------
Total increase (decrease) in
  assets..........................  (54,215,900)   4,488,284      (171,272)   (3,863,886)   (140,833)     53,583

Assets, beginning of period.......   54,215,900   49,727,616   115,915,469   119,779,355     140,833      87,250
                                   ------------  -----------  ------------  ------------   ---------    --------
Assets, end of period............. $         --  $54,215,900  $115,744,197  $115,915,469   $      --    $140,833
                                   ============  ===========  ============  ============   =========    ========

--------
### Terminated as an investment option and funds transferred to Mid Cap Index
    Trust on May 2, 2005
x Terminated as an investment option and funds transferred to Blue Chip Growth Trust on May 2, 2005
xx Terminated as an investment option and funds transferred to 500 Index B Trust on May 2, 2005

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)

                                                             Sub-Account
                                --------------------------------------------------------------------------
                                    AIM V.I. Capital                                 MFS Investors Growth
                                Development Series 2 Trust Turner Core Growth Trust Stock Series (IC) Trust
                                -------------------------  -----------------------  ----------------------
                                 Year Ended    Year Ended  Year Ended   Year Ended   Year Ended  Year Ended
                                Dec. 31/05###  Dec. 31/04  Dec. 31/05   Dec. 31/04  Dec. 31/05xx Dec. 31/04
                                -------------  ----------  ----------   ----------  ------------ ----------
Income:
       Dividends...............   $     --      $    --     $  1,809    $     524     $    289    $     --
       Interest on policy
         loans.................         --                        --                        --
                                  --------      -------     --------    ---------     --------    --------
   Total Investment Income.....         --           --        1,809          524          289          --
Expenses:
       Mortality and
         expense risk..........         12           18          803          642           10          26
                                  --------      -------     --------    ---------     --------    --------
Net investment income
  (loss).......................        (12)         (18)       1,006         (118)         279         (26)
Net realized gain (loss).......         47           32        4,579       18,233        2,343       1,709
Change in unrealized
  appreciation
  (depreciation) during
  the period                          (851)         814       36,206        7,381       (7,476)      3,850
                                  --------      -------     --------    ---------     --------    --------
Net increase (decrease) in
  assets from operations.......       (816)         828       41,791       25,496       (4,854)      5,533
                                  --------      -------     --------    ---------     --------    --------
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to
         policy loans..........      2,290       10,565      232,279       98,592       20,281      29,658
       Transfer to
         policyholders for
         benefits,
         terminations and
         policy loans..........    (11,508)      (1,622)     (35,173)    (251,477)     (83,469)    (19,641)
       Net change in
         policy loans..........         --           --           --           --           --          --
                                  --------      -------     --------    ---------     --------    --------
Net increase (decrease) in
  assets from principal
  transactions.................     (9,218)       8,943      197,106     (152,885)     (63,188)     10,017
                                  --------      -------     --------    ---------     --------    --------
Total increase (decrease)
  in assets....................    (10,034)       9,771      238,897     (127,389)     (68,042)     15,550

Assets, beginning of period....     10,034          263      215,323      342,712       68,042      52,492
                                  --------      -------     --------    ---------     --------    --------
Assets, end of period..........   $     --      $10,034     $454,220    $ 215,323           --    $ 68,042
                                  ========      =======     ========    =========     ========    ========

--------
### Terminated as an investment option and funds transferred to Mid Cap Index
    Trust on May 2, 2005
x Terminated as an investment option and funds transferred to Blue Chip Growth Trust on May 2, 2005
xx Terminated as an investment option and funds transferred to 500 Index B Trust on May 2, 2005

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)


                                                                Sub-Account
                                --------------------------------------------------------------------------
                                   MFS New Discovery          MFS Research          Brandes International
                                   Series (IC) Trust        Series (IC) Trust           Equity Trust
                                ----------------------  ------------------------  ------------------------
                                 Year Ended  Year Ended   Year Ended   Year Ended  Year Ended   Year Ended
                                Dec. 31/05++ Dec. 31/04 Dec. 31/05xxxx Dec. 31/04  Dec. 31/05   Dec. 31/04
                                ------------ ---------- -------------- ---------- -----------  -----------
Income:
       Dividends...............   $     --    $    --     $   1,021     $   151   $   315,584  $    43,267
       Interest on policy
         loans.................         --                       --                        --
                                  --------    -------     ---------     -------   -----------  -----------
   Total Investment Income.....         --         --         1,021         151       315,584       43,267
Expenses:
       Mortality and
         expense risk..........        112        309            93          18        22,240       15,666
                                  --------    -------     ---------     -------   -----------  -----------
Net investment income
  (loss).......................       (112)      (309)          928         133       293,344       27,601
Net realized gain (loss).......       (960)       595          (172)        518       463,497      396,480
Change in unrealized
  appreciation
  (depreciation) during
  the period...................    (10,528)     4,569        (4,121)      1,851      (286,122)     334,132
                                  --------    -------     ---------     -------   -----------  -----------
Net increase (decrease) in
  assets from operations.......    (11,600)     4,855        (3,365)      2,502       470,719      758,213
                                  --------    -------     ---------     -------   -----------  -----------
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to
         policy loans..........      4,857     22,647       212,438       5,575     2,999,002    1,740,927
       Transfer to
         policyholders for
         benefits,
         terminations and
         policy loans..........    (75,641)    (8,665)     (228,168)     (2,942)   (2,993,520)  (1,105,109)
       Net change in
         policy loans..........         --         --            --          --            --           --
                                  --------    -------     ---------     -------   -----------  -----------
Net increase (decrease) in
  assets from principal
  transactions.................    (70,784)    13,982       (15,730)      2,633         5,482      635,818
                                  --------    -------     ---------     -------   -----------  -----------
Total increase (decrease)
  in assets....................    (82,384)    18,837       (19,095)      5,135       476,201    1,394,031

Assets, beginning of period....     82,384     63,547        19,095      13,960     4,218,184    2,824,153
                                  --------    -------     ---------     -------   -----------  -----------
Assets, end of period..........   $     --    $82,384     $      --     $19,095   $ 4,694,385  $ 4,218,184
                                  ========    =======     =========     =======   ===========  ===========

--------
xx Terminated as an investment option and funds transferred to 500 Index B Trust on May 2, 2005
xxxx Terminated as an investment option and funds transferred to Total Stock Market Index Trust on May 2, 2005
++ Terminated as an investment option and funds transferred to Small Cap Index Trust on May 2, 2005

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)

                                                                  Sub-Account
                                   ------------------------------------------------------------------------
                                      Frontier Capital          Fidelity VIP II           Fidelity VIP
                                     Appreciation Trust      Contrafund (SC) Trust      Growth (SC) Trust
                                   ----------------------  ------------------------  ----------------------
                                   Year Ended  Year Ended    Year Ended   Year Ended  Year Ended  Year Ended
                                   Dec. 31/05  Dec. 31/04  Dec. 31/05xxxx Dec. 31/04 Dec. 31/05xx Dec. 31/04
                                   ----------  ----------  -------------- ---------- ------------ ----------
Income:
       Dividends.................. $  134,409  $       --    $   1,183    $     818   $   1,281   $     544
       Interest on policy
         loans....................         --                       --                       --
                                   ----------  ----------    ---------    ---------   ---------   ---------
   Total Investment Income........    134,409          --        1,183          818       1,281         544
Expenses:
       Mortality and expense
         risk.....................      8,862       8,744          499        1,064         386       1,285
                                   ----------  ----------    ---------    ---------   ---------   ---------
Net investment income (loss)......    125,547      (8,744)         684         (246)        895        (741)
Net realized gain (loss)..........     21,127     213,571       68,358       35,942       6,569      14,314
Change in unrealized
  appreciation (depreciation)
  during the period...............     85,822     (81,791)     (85,085)      26,379     (29,133)     (6,378)
                                   ----------  ----------    ---------    ---------   ---------   ---------
Net increase (decrease) in
  assets from operations..........    232,496     123,036      (16,043)      62,075     (21,669)      7,195
                                   ----------  ----------    ---------    ---------   ---------   ---------
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to policy
         loans....................    170,919     226,829      212,954      371,733      47,406      97,136
       Transfer to
         policyholders for
         benefits,
         terminations and
         policy loans.............    (84,004)   (861,028)    (683,561)    (394,438)   (341,751)   (127,837)
       Net change in policy
         loans....................         --          --           --           --          --          --
                                   ----------  ----------    ---------    ---------   ---------   ---------
Net increase (decrease) in
  assets from principal
  transactions....................     86,915    (634,199)    (470,607)     (22,705)   (294,345)    (30,701)
                                   ----------  ----------    ---------    ---------   ---------   ---------
Total increase (decrease) in
  assets..........................    319,411    (511,163)    (486,650)      39,370    (316,014)    (23,506)

Assets, beginning of period.......  1,466,076   1,977,239      486,650      447,280     316,014     339,520
                                   ----------  ----------    ---------    ---------   ---------   ---------
Assets, end of period............. $1,785,487  $1,466,076    $      --    $ 486,650   $      --   $ 316,014
                                   ==========  ==========    =========    =========   =========   =========

--------
xx Terminated as an investment option and funds transferred to 500 Index B Trust on May 2, 2005
xxxx Terminated as an investment option and funds transferred to Total Stock Market Index Trust on May 2, 2005
++ Terminated as an investment option and funds transferred to Small Cap Index Trust on May 2, 2005

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)


                                                                  Sub-Account
                                   ---------------------------------------------------------------------------
                                      Fidelity VIP II                                      International
                                    Overseas (SC) Trust   Financial Industries Trust    Equity Index B Trust
                                   ---------------------  -------------------------  -------------------------
                                   Year Ended  Year Ended  Year Ended    Year Ended   Year Ended    Year Ended
                                   Dec. 31/05^ Dec. 31/04 Dec. 31/05^^   Dec. 31/04  Dec. 31/05(b)  Dec. 31/04
                                   ----------- ---------- ------------   ----------  ------------- -----------
Income:
       Dividends..................  $   1,313   $    852    $  1,669      $    545    $ 1,480,589  $   177,257
       Interest on policy
         loans....................         --                     --                       31,082       30,615
                                    ---------   --------    --------      --------    -----------  -----------
   Total Investment Income........      1,313        852       1,669           545      1,511,671      207,872
Expenses:
       Mortality and expense
         risk.....................        112        235          33            84         91,294       49,006
                                    ---------   --------    --------      --------    -----------  -----------
Net investment income (loss)......      1,201        617       1,636           461      1,420,377      158,866
Net realized gain (loss)..........     14,726      4,575       2,233         1,253    $    17,125     (177,436)
Change in unrealized
  appreciation (depreciation)
  during the period...............    (21,056)     6,597      (7,843)        2,710    $ 1,044,084    2,084,946
                                    ---------   --------    --------      --------    -----------  -----------
Net increase (decrease) in
  assets from operations..........     (5,129)    11,789      (3,974)        4,424      2,481,586    2,066,376
                                    ---------   --------    --------      --------    -----------  -----------
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to policy
         loans....................     26,711     70,437       4,887        48,861      3,925,696    7,046,713
       Transfer to
         policyholders for
         benefits,
         terminations and
         policy loans.............   (122,252)   (59,347)    (60,870)      (35,724)    (2,016,620)  (1,392,780)
       Net change in policy
         loans....................         --         --          --            --         66,766       (9,382)
                                    ---------   --------    --------      --------    -----------  -----------
Net increase (decrease) in
  assets from principal
  transactions....................    (95,541)    11,090     (55,983)       13,137      1,975,842    5,644,551
                                    ---------   --------    --------      --------    -----------  -----------
Total increase (decrease) in
  assets..........................   (100,670)    22,879     (59,957)       17,561      4,457,428    7,710,927

Assets, beginning of period.......    100,670     77,791      59,957        42,396     14,681,477    6,970,550
                                    ---------   --------    --------      --------    -----------  -----------
Assets, end of period.............  $      --   $100,670    $     --      $ 59,957    $19,138,905  $14,681,477
                                    =========   ========    ========      ========    ===========  ===========

--------
^ Terminated as an investment option and funds transferred to International Equity Index B Trust on May 2, 2005
^^ Terminated as an investment option and funds transferred to Financial Services Trust on May 2, 2005
^^^ Terminated as an investment option and funds transferred to Health Sciences Trust Series 0 on May 2, 2005
(b)  Renamed on May 2, 2005. Formerly known as International Equity Index Trust
(c) Terminated as an investment option and funds transferred to Large Cap Growth Trust Series 0 on May 2, 2005

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)

                                                                  Sub-Account
                                   ------------------------------------------------------------------------------
                                                                                            Janus Aspen
                                    Health Sciences Trust     Earnings Growth Trust    Worldwide Growth (SC) Trust
                                   -----------------------  -------------------------  --------------------------
                                    Year Ended   Year Ended  Year Ended    Year Ended  Year Ended     Year Ended
                                   Dec. 31/05^^^ Dec. 31/04 Dec. 31/05(c)  Dec. 31/04  Dec. 31/05^    Dec. 31/04
                                   ------------- ---------- ------------- -----------  -----------    ----------
Income:
       Dividends..................   $  10,664    $     --  $    407,013  $   220,391   $     --       $    710
       Interest on policy
         loans....................          --                        --                      --
                                     ---------    --------  ------------  -----------   --------       --------
   Total Investment Income........      10,664          --       407,013      220,391         --            710
Expenses:
       Mortality and expense
         risk.....................          11          28        53,996      162,418         70            215
                                     ---------    --------  ------------  -----------   --------       --------
Net investment income (loss)......      10,653         (28)      353,017       57,973        (70)           495
Net realized gain (loss)..........      (1,281)      4,001      (555,083)  (5,563,120)     4,984            348
Change in unrealized
  appreciation (depreciation)
  during the period...............     (14,086)      5,696    (1,308,706)   6,072,972     (7,800)         2,477
                                     ---------    --------  ------------  -----------   --------       --------
Net increase (decrease) in
  assets from operations..........      (4,714)      9,669    (1,510,772)     567,825     (2,886)         3,320
                                     ---------    --------  ------------  -----------   --------       --------
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to policy
         loans....................      11,601      75,819       940,441    4,810,231      3,151         21,763
       Transfer to
         policyholders for
         benefits,
         terminations and
         policy loans.............    (111,941)    (37,981)  (28,776,911)  (2,711,744)   (81,538)       (13,231)
       Net change in policy
         loans....................          --          --            --           --         --             --
                                     ---------    --------  ------------  -----------   --------       --------
Net increase (decrease) in
  assets from principal
  transactions....................    (100,340)     37,838   (27,836,470)   2,098,487    (78,387)         8,532
                                     ---------    --------  ------------  -----------   --------       --------
Total increase (decrease) in
  assets..........................    (105,054)     47,507   (29,347,242)   2,666,312    (81,273)       11, 852

Assets, beginning of period.......     105,054      57,547    29,347,242   26,680,930     81,273         69,421
                                     ---------    --------  ------------  -----------   --------       --------
Assets, end of period.............   $      --    $105,054  $         --  $29,347,242   $     --       $ 81,273
                                     =========    ========  ============  ===========   ========       ========

--------
^ Terminated as an investment option and funds transferred to International Equity Index B Trust on May 2, 2005
^^ Terminated as an investment option and funds transferred to Financial Services Trust on May 2, 2005
^^^ Terminated as an investment option and funds transferred to Health Sciences Trust Series 0 on May 2, 2005
(b)  Renamed on May 2, 2005. Formerly known as International Equity Index Trust
(c) Terminated as an investment option and funds transferred to Large Cap Growth Trust Series 0 on May 2, 2005

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)


                                                                      Sub-Account
                                   -----------------------------------------------------------------------------------
                                          Janus Aspen                 Large Cap Value            Fundamental Value
                                   Global Technology (SC) Trust            Trust                       Trust
                                   ---------------------------  --------------------------  --------------------------
                                     Year Ended     Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                   Dec. 31/05xxxx   Dec. 31/04  Dec. 31/05^^^^  Dec. 31/04  Dec. 31/05^^^^  Dec. 31/04
                                   --------------   ----------  -------------- -----------  -------------- -----------
Income:
       Dividends..................    $     --       $     --    $  1,099,503  $   485,445   $   282,173   $    71,370
       Interest on policy
         loans....................          --                             --                         --
                                      --------       --------    ------------  -----------   -----------   -----------
   Total Investment Income........          --             --       1,099,503      485,445       282,173        71,370
Expenses:
       Mortality and expense
         risk.....................          --             --          62,384      172,882         9,415        25,276
                                      --------       --------    ------------  -----------   -----------   -----------
Net investment income (loss)......          --             --       1,037,119      312,563       272,758        46,094
Net realized gain (loss)..........      (1,065)           673       2,555,762    1,226,295       622,201        84,510
Change in unrealized
  appreciation (depreciation)
  during the period...............      (1,774)          (224)     (4,561,490)   2,655,304      (940,871)      559,083
                                      --------       --------    ------------  -----------   -----------   -----------
Net increase (decrease) in
  assets from operations..........      (2,839)           449        (968,609)   4,194,162       (45,912)      689,687
                                      --------       --------    ------------  -----------   -----------   -----------
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to policy
         loans....................       2,088         19,421       4,809,578    4,231,594       338,003     1,389,396
       Transfer to
         policyholders for
         benefits,
         terminations and
         policy loans.............     (27,997)       (12,706)    (37,798,998)  (2,483,048)   (5,666,748)   (1,340,141)
       Net change in policy
         loans....................          --             --              --           --            --            --
                                      --------       --------    ------------  -----------   -----------   -----------
Net increase (decrease) in
  assets from principal
  transactions....................     (25,909)         6,715     (32,989,420)   1,748,546    (5,328,745)       49,255
                                      --------       --------    ------------  -----------   -----------   -----------
Total increase (decrease) in
  assets..........................     (28,748)         7,164     (33,958,029)   5,942,708    (5,374,657)      738,942

Assets, beginning of period.......      28,748         21,584      33,958,029   28,015,321     5,374,657     4,635,715
                                      --------       --------    ------------  -----------   -----------   -----------
Assets, end of period.............    $     --       $ 28,748    $         --  $33,958,029   $        --   $ 5,374,657
                                      ========       ========    ============  ===========   ===========   ===========

--------
(j) Terminated as an investment option and funds transferred to Mid Cap Stock Trust on May 2, 2005
xxxx Terminated as an investment option and funds transferred to Total Stock Market Index Trust on May 2, 2005
^^^^ Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2005

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)

                                                                     Sub-Account
                                   ------------------------------------------------------------------------------
                                      Money Market B Trust       Mid Cap Growth Trust       Bond Index B Trust
                                   -------------------------  -------------------------  ------------------------
                                    Year Ended   Year Ended    Year Ended    Year Ended   Year Ended   Year Ended
                                    Dec. 31/05   Dec. 31/04   Dec. 31/05(j)  Dec. 31/04   Dec. 31/05   Dec. 31/04
                                   -----------  ------------  ------------- -----------  -----------  -----------
Income:
       Dividends.................. $   503,530  $    205,304  $    416,087  $        --  $   192,437  $   364,613
       Interest on policy
         loans....................     162,707       158,088            --                        --
                                   -----------  ------------  ------------  -----------  -----------  -----------
   Total Investment Income........     666,237       363,392       416,087           --      192,437      364,613
Expenses:
       Mortality and expense
         risk.....................     100,559       115,470        22,853       65,781       40,478       14,164
                                   -----------  ------------  ------------  -----------  -----------  -----------
Net investment income (loss)......     565,678       247,922       393,234      (65,781)     151,959      350,449
Net realized gain (loss)..........          --            --      (235,563)   1,413,822        8,703        8,405
Change in unrealized
  appreciation (depreciation)
  during the period...............           0             0    (1,108,768)     (72,700)      82,963      (85,156)
                                   -----------  ------------  ------------  -----------  -----------  -----------
Net increase (decrease) in
  assets from operations..........     565,678       247,922      (951,097)   1,275,341      243,625      273,698
                                   -----------  ------------  ------------  -----------  -----------  -----------
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to policy
         loans....................   9,112,054     8,446,433       430,953    1,852,605    1,294,867    5,890,935
       Transfer to
         policyholders for
         benefits,
         terminations and
         policy loans.............  (8,621,625)  (11,523,038)  (12,117,940)  (2,027,842)  (1,227,232)    (479,971)
       Net change in policy
         loans....................      33,021        90,304            --           --           --           --
                                   -----------  ------------  ------------  -----------  -----------  -----------
Net increase (decrease) in
  assets from principal
  transactions....................     523,450    (2,986,301)  (11,686,987)    (175,237)      67,635    5,410,964
                                   -----------  ------------  ------------  -----------  -----------  -----------
Total increase (decrease) in
  assets..........................   1,089,128    (2,738,379)  (12,638,084)   1,100,104      311,260    5,684,662

Assets, beginning of period.......  19,359,483    22,097,862    12,638,084   11,537,980   12,277,292    6,592,630
                                   -----------  ------------  ------------  -----------  -----------  -----------
Assets, end of period............. $20,448,611  $ 19,359,483  $         --  $12,638,084  $12,588,552  $12,277,292
                                   ===========  ============  ============  ===========  ===========  ===========

--------
(j) Terminated as an investment option and funds transferred to Mid Cap Stock Trust on May 2, 2005
xxxx Terminated as an investment option and funds transferred to Total Stock Market Index Trust on May 2, 2005
^^^^ Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2005

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)

                                                                                 Sub-Account
                                                 ---------------------------------------------------------------------------
                                                      Mid Value Trust       Small Cap Value Trust   Real Estate Equity Trust
                                                 -------------------------  ---------------------  -------------------------
                                                  Year Ended    Year Ended  Year Ended  Year Ended  Year Ended    Year Ended
                                                 Dec. 31/05(f)  Dec. 31/04  Dec. 31/05  Dec. 31/04 Dec. 31/05(g)  Dec. 31/04
                                                 ------------- -----------  ----------  ---------- ------------- -----------
Income:
       Dividends................................  $   165,551  $    32,885  $   14,522  $   6,512  $  1,054,194  $   319,052
       Interest on policy loans.................           --                       --                   (6,052)      48,261
                                                  -----------  -----------  ----------  ---------  ------------  -----------
   Total Investment Income......................      165,551       32,885      14,522      6,512     1,048,142      367,313
Expenses:
       Mortality and expense risk...............       63,451       19,884       2,921      1,977        35,993       70,287
                                                  -----------  -----------  ----------  ---------  ------------  -----------
Net investment income (loss)....................      102,100       13,001      11,601      4,535     1,012,149      297,026
Net realized gain (loss)........................      131,960    1,162,928      77,289     79,986     2,293,734    1,754,019
Change in unrealized appreciation
  (depreciation) during the period..............      439,534       83,465       1,320     75,593    (3,607,234)   2,153,012
                                                  -----------  -----------  ----------  ---------  ------------  -----------
Net increase (decrease) in assets from
  operations....................................      673,594    1,259,394      90,210    160,114      (301,351)   4,204,057
                                                  -----------  -----------  ----------  ---------  ------------  -----------
Changes from principal transactions:
       Net premiums from
         policyholders and transfers to
         policy loans                               1,062,307    8,831,359     576,602    408,828     1,674,439    8,228,337
       Transfer to policyholders for
         benefits, terminations and policy
         loans..................................   (1,690,737)    (261,939)   (446,479)  (365,106)  (20,656,245)  (2,571,866)
       Net change in policy loans...............           --           --          --         --      (661,428)     115,132
                                                  -----------  -----------  ----------  ---------  ------------  -----------
Net increase (decrease) in assets from principal
  transactions..................................     (628,430)   8,569,420     130,123     43,722   (19,643,234)   5,771,603
                                                  -----------  -----------  ----------  ---------  ------------  -----------
Total increase (decrease) in assets.............       45,164    9,828,814     220,333    203,836   (19,944,585)   9,975,660

Assets, beginning of period.....................   11,115,560    1,286,746     843,919    640,083    19,944,585    9,968,925
                                                  -----------  -----------  ----------  ---------  ------------  -----------
Assets, end of period...........................  $11,160,724  $11,115,560  $1,064,252  $ 843,919  $         --  $19,944,585
                                                  ===========  ===========  ==========  =========  ============  ===========

--------
(g) Terminated as an investment option and funds transferred to Real Estate Securities Trust on May 2, 2005
(h) Terminated as an investment option and funds transferred to Total Return Trust on May 2, 2005
(f) Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust
+   Renamed on May 2, 2005. Formerly known as Growth & Income Trust

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)

                                                                               Sub-Account
                                             -------------------------------------------------------------------------------
                                              Growth & Income II Trust          Managed Trust        Total Return Bond Trust
                                             --------------------------  --------------------------  -----------------------
                                              Year Ended    Year Ended    Year Ended    Year Ended    Year Ended   Year Ended
                                              Dec. 31/05+   Dec. 31/04    Dec. 31/05    Dec. 31/04   Dec. 31/05(h) Dec. 31/04
                                             ------------  ------------  ------------  ------------  ------------- ----------
Income:
       Dividends............................ $  8,578,022  $  2,067,199  $  2,215,040  $  1,604,874    $   2,541    $  1,564
       Interest on policy loans.............    2,396,970     2,308,829       977,145     1,018,083           --          --
                                             ------------  ------------  ------------  ------------    ---------    --------
   Total Investment Income..................   10,974,992     4,376,028     3,192,185     2,622,957        2,541       1,564
Expenses:
       Mortality and expense risk...........      978,809     1,010,973       552,189       553,880          107         204
                                             ------------  ------------  ------------  ------------    ---------    --------
Net investment income (loss)................    9,996,183     3,365,055     2,639,996     2,069,077        2,434       1,360
Net realized gain (loss)....................   (1,098,144)  (16,851,395)     (219,841)     (666,087)        (775)         86
Change in unrealized appreciation
  (depreciation) during the period..........    8,959,977    33,451,904       263,980     5,764,841         (324)         59
                                             ------------  ------------  ------------  ------------    ---------    --------
Net increase (decrease) in assets from
  operations................................   17,858,016    19,965,564     2,684,135     7,167,831        1,335       1,505
                                             ------------  ------------  ------------  ------------    ---------    --------
Changes from principal transactions:
       Net premiums from
         policyholders and transfers to
         policy loans.......................   15,051,555    19,818,179     7,924,806     9,455,692       59,707     102,325
       Transfer to policyholders for
         benefits, terminations and
         policy loans.......................  (24,788,665)  (44,464,838)  (13,405,665)  (13,955,570)    (128,924)    (49,918)
       Net change in policy loans...........    1,254,734     1,087,618       (98,738)     (878,435)          --          --
                                             ------------  ------------  ------------  ------------    ---------    --------
Net increase (decrease) in assets from
  principal transactions....................   (8,482,376)  (23,559,041)   (5,579,597)   (5,378,313)     (69,217)     52,407
                                             ------------  ------------  ------------  ------------    ---------    --------
Total increase (decrease) in assets.........    9,375,640    (3,593,477)   (2,895,462)    1,789,518      (67,882)     53,912

Assets, beginning of period.................  221,130,165   224,723,642   100,087,739    98,298,221       67,882      13,970
                                             ------------  ------------  ------------  ------------    ---------    --------
Assets, end of period....................... $230,505,805  $221,130,165  $ 97,192,277  $100,087,739    $      --    $ 67,882
                                             ============  ============  ============  ============    =========    ========

--------
(g) Terminated as an investment option and funds transferred to Real Estate Securities Trust on May 2, 2005
(h) Terminated as an investment option and funds transferred to Total Return Trust on May 2, 2005
(f) Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust
+   Renamed on May 2, 2005. Formerly known as Growth & Income Trust

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)


                                                                    Sub-Account
                                   ----------------------------------------------------------------------------
                                    Short-Term Bond Trust     Small Cap Growth Trust     Overseas Equity Trust
                                   -----------------------  -------------------------  ------------------------
                                    Year Ended  Year Ended   Year Ended    Year Ended   Year Ended   Year Ended
                                    Dec. 31/05  Dec. 31/04  Dec. 31/05(e)  Dec. 31/04  Dec. 31/05x#  Dec. 31/04
                                   -----------  ----------  ------------- -----------  ------------ -----------
Income:
       Dividends.................. $   102,393  $  203,309   $   232,151  $        --  $   991,734  $   144,507
       Interest on policy
         loans....................          --          --            --           --           --           --
                                   -----------  ----------   -----------  -----------  -----------  -----------
   Total Investment Income........     102,393     203,309       232,151           --      991,734      144,507
Expenses:
       Mortality and expense
         risk.....................      10,261      10,254        55,907       22,628      205,952      146,322
                                   -----------  ----------   -----------  -----------  -----------  -----------
Net investment income (loss)......      92,132     193,055       176,244      (22,628)     785,782       (1,815)
Net realized gain (loss)..........       7,814      (9,759)      665,870      (23,305)     228,777     (139,472)
Change in unrealized
  appreciation (depreciation)
  during the period...............      27,845     (97,383)      743,132      875,303    5,023,275    3,211,516
                                   -----------  ----------   -----------  -----------  -----------  -----------
Net increase (decrease) in
  assets from operations..........     127,791      85,913     1,585,246      829,370    6,037,834    3,070,229
                                   -----------  ----------   -----------  -----------  -----------  -----------
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to policy
         loans....................     670,311     929,713     1,790,318    6,738,706    1,013,912   13,099,116
       Transfer to
         policyholders for
         benefits,
         terminations and
         policy loans.............  (1,265,329)   (946,363)   (1,667,637)  (1,342,273)  (2,036,549)  (2,902,527)
       Net change in policy
         loans....................          --          --            --           --           --           --
                                   -----------  ----------   -----------  -----------  -----------  -----------
Net increase (decrease) in
  assets from principal
  transactions....................    (595,018)    (16,650)      122,681    5,396,433   (1,022,637)  10,196,589
                                   -----------  ----------   -----------  -----------  -----------  -----------
Total increase (decrease) in
  assets..........................    (467,227)     69,263     1,707,927    6,225,803    5,015,197   13,266,818

Assets, beginning of period.......   6,882,271   6,813,008     9,374,154    3,148,351   34,970,787   21,703,969
                                   -----------  ----------   -----------  -----------  -----------  -----------
Assets, end of period............. $ 6,415,044  $6,882,271   $11,082,081  $ 9,374,154  $39,985,984  $34,970,787
                                   ===========  ==========   ===========  ===========  ===========  ===========

--------
(i) Terminated as an investment option and funds transferred to High Yield Trust on May 2, 2005
(a) Renamed on May 2, 2005. Formerly known as Equity Index Trust
(d) Terminated as an investment option and funds transferred to Global Bond Trust Series 0 on May 2, 2005
(e) Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust x# Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)

                                                                     Sub-Account
                                   ------------------------------------------------------------------------------
                                        500 Index B Trust        High Yield Bond Trust       Global Bond Trust
                                   --------------------------  ------------------------  ------------------------
                                    Year Ended    Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
                                   Dec. 31/05(a)  Dec. 31/04   Dec. 31/05(i) Dec. 31/04  Dec. 31/05(d) Dec. 31/04
                                   ------------- ------------  ------------- ----------  ------------- ----------
Income:
       Dividends..................  $ 1,471,400  $  1,345,052   $    27,018  $   74,407   $    65,798  $  123,642
       Interest on policy
         loans....................           --            --            --          --            --          --
                                    -----------  ------------   -----------  ----------   -----------  ----------
   Total Investment Income........    1,471,400     1,345,052        27,018      74,407        65,798     123,642
Expenses:
       Mortality and expense
         risk.....................  $   508,737       418,882         1,878       5,508         4,145      11,152
                                    -----------  ------------   -----------  ----------   -----------  ----------
Net investment income (loss)......      962,663       926,170        25,140      68,899        61,653     112,490
Net realized gain (loss)..........      913,334   (12,623,159)      (11,548)     (3,319)       61,773      43,180
Change in unrealized
  appreciation (depreciation)
  during the period...............    1,720,565    19,074,501       (48,659)     18,397      (158,578)     46,050
                                    -----------  ------------   -----------  ----------   -----------  ----------
Net increase (decrease) in
  assets from operations..........    3,596,562     7,377,512       (35,067)     83,977       (35,152)    201,720
                                    -----------  ------------   -----------  ----------   -----------  ----------
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to policy
         loans....................    8,058,242    45,608,828       152,054     333,323       224,838     549,213
       Transfer to
         policyholders for
         benefits,
         terminations and
         policy loans.............   (8,316,413)  (34,292,989)   (1,297,201)   (364,867)   (2,440,154)   (482,474)
       Net change in policy
         loans....................           --            --            --          --            --          --
                                    -----------  ------------   -----------  ----------   -----------  ----------
Net increase (decrease) in
  assets from principal
  transactions....................     (258,171)   11,315,839    (1,145,147)    (31,544)   (2,215,316)     66,739
                                    -----------  ------------   -----------  ----------   -----------  ----------
Total increase (decrease) in
  assets..........................    3,338,391    18,693,351    (1,180,214)     52,433    (2,250,468)    268,459

Assets, beginning of period.......   86,631,020    67,937,669     1,180,214   1,127,781     2,250,468   1,982,009
                                    -----------  ------------   -----------  ----------   -----------  ----------
Assets, end of period.............  $89,969,411  $ 86,631,020   $        --  $1,180,214   $        --  $2,250,468
                                    ===========  ============   ===========  ==========   ===========  ==========

--------
(i) Terminated as an investment option and funds transferred to High Yield Trust on May 2, 2005
(a) Renamed on May 2, 2005. Formerly known as Equity Index Trust
(d) Terminated as an investment option and funds transferred to Global Bond Trust Series 0 on May 2, 2005
(e) Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust x# Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)

                                                  Sub-Account
                                ----------------------------------------------
                                Business Opportunity   Small Cap     Mid Cap
                                     Value Trust      Index Trust  Index Trust
                                --------------------  ------------ ------------
                                Year Ended Year Ended  Year Ended   Year Ended
                                Dec. 31/05 Dec. 31/04 Dec. 31/05## Dec. 31/05##
                                ---------- ---------- ------------ ------------
Income:
       Dividends...............  $ 2,445    $    --     $     --     $     --
       Interest on policy
         loans.................       --         --           --           --
                                 -------    -------     --------     --------
   Total Investment Income.....    2,445         --           --           --
Expenses:
       Mortality and
         expense risk..........        9         --          263           11
                                 -------    -------     --------     --------
Net investment income
  (loss).......................    2,436         --         (263)         (11)
Net realized gain (loss).......       50        (18)         332        1,135
Change in unrealized
  appreciation
  (depreciation) during
  the period...................     (475)         5       17,417        8,927
                                 -------    -------     --------     --------
Net increase (decrease) in
  assets from operations.......    2,011        (13)      17,486       10,051
                                 -------    -------     --------     --------
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to
         policy loans..........   29,351      4,921      185,465      131,945
       Transfer to
         policyholders for
         benefits,
         terminations and
         policy loans..........   (1,871)    (4,872)     (14,414)     (10,804)
       Net change in
         policy loans..........       --         --           --           --
                                 -------    -------     --------     --------
Net increase (decrease) in
  assets from principal
  transactions.................   27,480         49      171,051      121,141
                                 -------    -------     --------     --------
Total increase (decrease)
  in assets....................   29,491         36      188,537      131,192

Assets, beginning of period....       36         --           --           --
                                 -------    -------     --------     --------
Assets, end of period..........  $29,527    $    36     $188,537     $131,192
                                 =======    =======     ========     ========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contact Owners' Equity
                                  (continued)

                                                  Sub-Account
                                -----------------------------------------------
                                   Total Stock
                                Market Index Trust             Total
                                ------------------ ----------------------------
                                    Year Ended       Year Ended     Year Ended
                                   Dec. 31/05##      Dec. 31/05     Dec. 31/04
                                ------------------ -------------  -------------
Income:
       Dividends...............    $        --     $  21,424,062  $  11,508,220
       Interest on policy
         loans.................             --         4,674,122      4,720,383
                                   -----------     -------------  -------------
   Total Investment Income.....             --        26,098,184     16,228,603
Expenses:
       Mortality and
         expense risk..........          1,510         4,106,686      3,774,735
                                   -----------     -------------  -------------
Net investment income
  (loss).......................         (1,510)       21,991,498     12,453,868
Net realized gain (loss).......         31,473        (3,238,407)   (33,519,603)
Change in unrealized
  appreciation
  (depreciation) during
  the period...................         52,429        30,501,038     83,416,213
                                   -----------     -------------  -------------
Net increase (decrease) in
  assets from operations.......         82,392        49,254,129     62,350,478
                                   -----------     -------------  -------------
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to
         policy loans..........      1,580,672       241,823,161    167,724,344
       Transfer to
         policyholders for
         benefits,
         terminations and
         policy loans..........     (1,078,128)     (258,898,048)  (151,101,150)
       Net change in
         policy loans..........             --         1,522,527      1,009,750
                                   -----------     -------------  -------------
Net increase (decrease) in
  assets from principal
  transactions.................        502,544       (15,552,360)    17,632,944
                                   -----------     -------------  -------------
Total increase (decrease)
  in assets....................        584,936        33,701,769     79,983,422

Assets, beginning of period....             --       801,082,081    721,098,659
                                   -----------     -------------  -------------
Assets, end of period..........    $   584,936     $ 834,783,850  $ 801,082,081
                                   ===========     =============  =============

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                     John Hancock Variable Life Account UV

                         Notes to Financial Statements

                               December 31, 2005

1. Organization

John Hancock Variable Life Account UV is a separate investment account of John Hancock Life Insurance Company (JHLICO). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the "Act") and has seventy-seven active investment sub-accounts. Each investment sub-account invests solely in shares of a particular John Hancock Trust (the "Trust") portfolio or of other outside investment trusts (Outside Trusts). The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the "Contracts") issued by the Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Prior to 2005, the assets of each sub-account were invested exclusively in shares of a corresponding Fund of John Hancock Trust Variable Series Trust I(the"Series Trust"). In 2005, the Series Trust underwent a re-organization, whereby the net assets of the Series Trust were acquired by Funds of John Hancock Trust(The "Trust", formerly, Manufacturers Investment Trust). As a result, certain sub - accounts previously invested in Funds of the Series Trust ceased operations on May 2, 2005. Simultaneously, the Account created new sub - accounts (series "0"), which commenced operations on May 2, 2005, to invest in the NAV series share class of the corresponding Funds of the Trust that acquired the previous corresponding Funds of the Series Trust.

                     John Hancock Variable Life Account UV

Effective January 1, 2005, the following name changes occurred:

               Previous Name                           New Name
               -------------                           --------
   John Hancock Variable Series Trust I           John Hancock Trust

The following sub-accounts of the Account were added as investment options for variable annuity contract holders of the Company:

                                              Commencement of Operations of
                                                    the Sub-accounts
                                              -----------------------------
                 All Asset Trust                       May 2, 2005
                All Cap Core Trust                     May 2, 2005
               All Cap Growth Trust                    May 2, 2005
               All Cap Value Trust                     May 2, 2005
     American Blue Chip Income & Growth Trust          May 2, 2005
           American Growth Income Trust                May 2, 2005
              American Growth Trust                    May 2, 2005
           American Growth-Income Trust                May 2, 2005
           American International Trust                May 2, 2005
              Blue Chip Growth Trust                   May 2, 2005
            Capital Appreciation Trust                 May 2, 2005
               Classic Value Trust                     May 2, 2005
                Core Equity Trust                      May 2, 2005
               Dynamic Growth Trust                    May 2, 2005
              Emerging Growth Trust                    May 2, 2005
           Emerging Small Company Trust                May 2, 2005
               Equity-Income Trust                     May 2, 2005
             Financial Services Trust                  May 2, 2005
         Fundamental Value Trust Series 0              May 2, 2005
            Global Bond Trust Series 0                 May 2, 2005
                   Global Trust                        May 2, 2005
              Growth & Income Trust                    May 2, 2005
          Health Sciences Trust Series 0               May 2, 2005

                     John Hancock Variable Life Account UV

                                          Commencement of Operations of
                                                the Sub-accounts
                                          -----------------------------
                High Yield Trust                   May 2, 2005
        International Opportunities Trust          May 2, 2005
          International Small Cap Trust            May 2, 2005
            International Stock Trust              May 2, 2005
            International Value Trust              May 2, 2005
             Investment Quality Bond               May 2, 2005
         Large Cap Growth Trust Series 0           May 2, 2005
                 Large Cap Trust                   May 2, 2005
         Large Cap Value Trust Series 0            May 2, 2005
         Lifestyle Aggressive 1000 Trust           May 2, 2005
          Lifestyle Balanced 640 Trust             May 2, 2005
           Lifestyle Growth 820 Trust              May 2, 2005
          Lifestyle Moderate 460 Trust             May 2, 2005
               Mid Cap Core Trust                  May 2, 2005
               Mid Cap Index Trust                 May 2, 2005
               Mid Cap Stock Trust                 May 2, 2005
               Mid Cap Value Trust                 May 2, 2005
             Natural Resources Trust               May 2, 2005
                Pacific Rim Trust                  May 2, 2005
           Quantitative All Cap Trust              May 2, 2005
           Quantitative Mid Cap Trust              May 2, 2005
            Quantitative Value Trust               May 2, 2005
          Real Estate Securities Trust             May 2, 2005
             Real Return Bond Trust                May 2, 2005
           Science & Technology Trust              May 2, 2005
              Small Cap Index Trust                May 2, 2005
          Small Cap Opportunities Trust            May 2, 2005
                 Small Cap Trust                   May 2, 2005
            Small Company Value Trust              May 2, 2005
              Strategic Bond Trust                 May 2, 2005
             Strategic Income Trust                May 2, 2005
              Strategic Value Trust                May 2, 2005
               Total Return Trust                  May 2, 2005
         Total Stock Market Index Trust            May 2, 2005
        U.S. Global Leaders Growth Trust           May 2, 2005
        U.S. Government Securities Trust           May 2, 2005
              U.S. Large Cap Trust                 May 2, 2005

                     John Hancock Variable Life Account UV

                                      Commencement of Operations of
                                            the Sub-accounts
                                      -----------------------------
                Utilities Trust                May 2, 2005
                  Value Trust                  May 2, 2005

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

       Previous Name                      New Name               Effective Date
       -------------                      --------               --------------
      Bond Index Trust               Bond Index B Trust           May 2, 2005
     Equity Index Trust               500 Index B Trust           May 2, 2005
   Growth & Income Trust          Growth & Income II Trust        May 2, 2005
 International Equity Index   International Equity Index B Trust  May 2, 2005
   Mid Cap Value B Trust               Mid Value Trust            May 2, 2005
     Money Market Trust             Money Market B Trust          May 2, 2005
  Overseas Equity B Trust           Overseas Equity Trust         May 2, 2005
 Small Cap Emerging Growth         Small Cap Growth Trust         May 2, 2005
            Trust

Effective May 2, 2005, the following sub-accounts of the Account were terminated as investment options and funds transferred to existing sub-account funds as follows:

                 Terminated                         Funds Transferred To
                 ----------                         --------------------
   AIM V.I. Premier Equity Series 1 Trust            500 Index B Trust
 AIM V.I. Capital Development Series 2 Trust        Mid Cap Index Trust
            Earnings Growth Trust             Large Cap Growth Trust Series 0
       Fidelity VIP Growth (SC) Trust                500 Index B Trust
    Fidelity VIP II Contrafund (SC) Trust      Total Stock Market Index Trust
     Fidelity VIP II Overseas (SC) Trust     International Equity Index B Trust
         Financial Industries Trust               Financial Services Trust
           Fundamental Value Trust                  Equity-Income Trust
              Global Bond Trust                  Global Bond Trust Series 0
            Health Sciences Trust              Health Sciences Trust Series 0
            High Yield Bond Trust                     High Yield Trust
  Janus Aspen Global Technology (SC) Trust     Total Stock Market Index Trust
   Janus Aspen Worldwide Growth (SC) Trust   International Equity Index B Trust
           Large Cap Growth Trust                  Blue Chip Growth Trust
            Large Cap Value Trust                   Equity-Income Trust

                     John Hancock Variable Life Account UV

                   Terminated                    Funds Transferred To
                   ----------                    --------------------
      MFS Investors Growth Stock (IC) Trust       500 Index B Trust
       MFS New Discovery Series (IC) Trust      Small Cap Index Trust
         MFS Research Series (IC) Trust     Total Stock Market Index Trust
              Mid Cap Growth Trust               Mid Cap Stock Trust
            Real Estate Equity Trust         Real Estate Securities Trust
             Total Return Bond Trust              Total Return Trust

2. Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3. Mortality and Expense Risks Charge

JHLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0% to 0.625%, depending on the type of policy, of net assets (excluding policy loans and policies for which no mortality and expense risk is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

                     John Hancock Variable Life Account UV

4. Policy Loans

Policy loans represent outstanding loans plus accrued interest. Interest is accrued and compounded daily (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness in policy years 1-20 and .25% thereafter).

5. Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

6. Contract Charges

In the event of a surrender by a contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

JHLICO deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account.

                     John Hancock Variable Life Account UV

7. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2005 were as follows:

                                                    Purchases     Sales
                                                   ----------- -----------
Sub-accounts:
   500 Index B Trust.............................. $ 8,518,696 $ 7,814,203
   Active Bond Trust..............................   3,920,715   5,350,505
   AIM V.I. Capital Development Series 2 Trust....       2,252      11,483
   AIM V.I. Premier Equity Series 1 Trust.........       8,821     144,462
   All Asset Trust................................      84,548      46,531
   All Cap Core Trust.............................     202,850         823
   All Cap Growth Trust...........................     100,000           1
   All Cap Value Trust............................         240          16
   American Blue Chip Income & Growth Trust.......         656         235
   American Growth Trust..........................      82,524      71,747
   American Growth-Income Trust...................      49,522      46,783
   American International Trust...................      49,019      45,853
   Blue Chip Growth Trust.........................  49,629,622   2,397,901
   Bond Index B Trust.............................   1,275,719   1,056,124
   Brandes International Equity Trust.............   3,287,329   2,988,503
   Business Opportunity Value Trust...............      31,768       1,851
   Capital Appreciation Trust.....................      54,174       1,034
   Classic Value Trust............................     115,116         333
   Core Equity Trust..............................          40          25
   CSI Equity Trust...............................     569,803     107,256
   Dynamic Growth Trust...........................         641         125
   Earnings Growth Trust..........................   1,139,458  28,622,913
   Emerging Growth Trust..........................         367         250
   Emerging Small Company Trust...................          17          --
   Equity-Income Trust............................  39,410,959   1,840,035
   Fidelity VIP Growth (SC) Trust.................      36,411     329,860
   Fidelity VIP II Contrafund (SC) Trust..........     178,901     648,824
   Fidelity VIP II Overseas (SC) Trust............      25,866     120,206
   Financial Industries Trust.....................       5,246      59,592
   Financial Services Trust.......................      70,209      20,646
   Frontier Capital Appreciation Trust............     325,332     112,870
   Fundamental Value Trust Series 0...............      12,536         458
   Fundamental Value Trust........................     539,663   5,595,650
   Global Bond Trust Series 0.....................   2,611,320     389,121
   Global Bond Trust..............................     268,729   2,422,392
   Global Trust...................................         298           7
   Growth & Income II Trust.......................  15,393,857  15,134,783
   Growth & Income Trust..........................      60,086      59,213

                     John Hancock Variable Life Account UV

                                                    Purchases     Sales
                                                   ----------- -----------
Sub-accounts (continued):
   Health Sciences Trust Series 0................. $   166,378 $    26,447
   Health Sciences Trust..........................      19,059     108,747
   High Yield Bond Trust..........................     162,578   1,282,586
   High Yield Trust...............................   1,341,728     279,350
   International Equity Index B Trust.............   4,828,779   1,499,327
   International Opportunities Trust..............       9,465          37
   International Small Cap Trust..................       4,121         649
   International Stock Trust......................         841         269
   International Value Trust......................     239,543         877
   Investment Quality Bond Trust..................     144,857         563
   Janus Aspen Global Technology (SC) Trust.......       1,628      27,537
   Janus Aspen Worldwide Growth (SC) Trust........       1,756      80,211
   Large Cap Growth Trust Series 0................  28,839,640   1,082,128
   Large Cap Growth Trust.........................   1,169,797  49,720,643
   Large Cap Trust................................         111          10
   Large Cap Value Trust Series 0.................     189,441      70,460
   Large Cap Value Trust..........................   1,691,388  33,643,689
   Lifestyle Aggressive 1000 Trust................       6,964          76
   Lifestyle Balanced 640 Trust...................     842,700      43,266
   Lifestyle Growth 820 Trust.....................   1,045,925      16,223
   Lifestyle Moderate 460 Trust...................      89,966       7,846
   Managed Trust..................................   5,902,738   8,743,601
   MFS Investors Growth Stock Series (IC) Trust...      18,962      81,871
   MFS New Discovery Series (IC) Trust............       4,673      75,569
   MFS Research Series (IC) Trust.................     188,810     203,611
   Mid Cap Core Trust.............................      10,561          93
   Mid Cap Growth Trust...........................     699,054  11,992,807
   Mid Cap Index Trust............................     131,403      10,273
   Mid Cap Stock Trust............................  12,305,805   1,077,835
   Mid Cap Value Trust............................      58,306      45,666
   Mid Value Trust................................   1,012,622   1,538,952
   Money Market B Trust...........................   6,433,959   5,377,851
   Natural Resources Trust........................     150,624      50,289
   Overseas Equity Trust..........................   1,681,124   1,917,980
   Pacific Rim Trust..............................      55,588       1,645
   Quantitative All Cap Trust.....................         438          --
   Quantitative Mid Cap Trust.....................         292          --
   Real Estate Equity Trust.......................   1,948,478  19,918,134
   Real Estate Securities Trust...................  20,635,225   1,994,277
   Real Return Bond Trust.........................      83,109         266
   Science & Technology Trust.....................      36,304          56
   Short-Term Bond Trust..........................     601,348   1,104,234
   Small Cap Growth Trust.........................   1,424,259   1,125,335

                     John Hancock Variable Life Account UV

                                                    Purchases      Sales
                                                   ------------ ------------
Sub-accounts (continued):
   Small Cap Index Trust.......................... $    174,117 $      3,329
   Small Cap Opportunities Trust..................       37,675       34,232
   Small Cap Trust................................          703           72
   Small Cap Value Trust..........................      387,251      245,526
   Small Company Value Trust......................       49,637       47,902
   Strategic Bond Trust...........................        3,761          280
   Strategic Income Trust.........................       47,778       47,023
   Strategic Value Trust..........................          386          144
   Total Return Bond Trust........................       61,964      128,747
   Total Return Trust.............................      142,992       25,064
   Total Stock Market Index Trust.................      930,804      429,770
   Turner Core Growth Trust.......................      229,650       31,539
   U.S. Global Leaders Growth Trust...............       50,285          642
   U.S. Government Securities Trust...............           21           --
   U.S. Large Cap Trust...........................           87           28
   Utilities Trust................................      109,407          707
   Value Trust....................................           17           --
                                                   ------------ ------------
                                                   $224,470,192 $219,588,905
                                                   ============ ============

8. Financial Highlights

                                                                     Sub-Account
                                         -------------------------------------------------------------------
                                         U.S. Global Leaders Lifestyle Growth    Growth &       Pacific Rim
                                            Growth Trust        820 Trust      Income Trust        Trust
                                         ------------------- ---------------- --------------  --------------
                                             Year Ended         Year Ended      Year Ended      Year Ended
                                             Dec. 31/05#       Dec. 31/05#     Dec. 31/05#      Dec. 31/05#
                                         ------------------- ---------------- --------------  --------------
Units, end of year (000s)...............                4                 96               0               5
                                           ==============     ==============  ==============  ==============
Unit Fair Value $.......................   10.86 to 10.90     11.22 to 11.26  10.48 to 10.52  12.63 to 12.68

Assets, end of year $ (000s)............               48              1,074               1              61

Investment income ratio*................             1.03%              0.11%           0.00%           0.00%
Expense ratio, highest to lowest**......       0.625 to 0%        0.625 to 0%     0.625 to 0%     0.625 to 0%
Total return, highest to lowest***......     9.03 to 8.59%    12.62 to 12.15%   5.19 to 4.75% 26.79 to 26.26%

--------
# Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005

                     John Hancock Variable Life Account UV

                         Notes to Financial Statements

8. Financial Highlights (continued)

                                                                           Sub-Account
                                              --------------------------------------------------------------------
                                                                     Large Cap Growth Trust
                                              --------------------------------------------------------------------
                                                 Year Ended       Year Ended      Year Ended        Year Ended
                                                 Dec. 31/05x      Dec. 31/04      Dec. 31/03        Dec. 31/02
                                              ----------------  --------------  --------------  ------------------
Units, end of year (000s)....................               --             915             854                 727
                                              ================  ==============  ==============  ==================
Unit Fair Value $............................    5.14 to 49.19  21.23 to 52.21  50.04 to 20.47      41.17 to 11.11

Assets, end of year $ (000s).................               --          54,216          49,728              35,741

Investment income ratio*.....................             0.05%           0.69%           0.26%               0.30%
Expense ratio, highest to lowest**...........       0.625 to 0%    0.625% to 0%    0.625% to 0%        0.625% to 0%
Total return, highest to lowest***........... (3.73) to (5.99)%  3.69% to 4.34% 25.62 to 24.83% (22.19) to (25.89)%

                                                                       Sub-Account
                                              -------------------------------------------------------------
                                                                    Active Bond Trust
                                              -------------------------------------------------------------
                                                Year Ended     Year Ended      Year Ended      Year Ended
                                                Dec. 31/05     Dec. 31/04      Dec. 31/03      Dec. 31/02
                                              -------------  --------------  --------------  --------------
Units, end of year (000s)....................         1,664           1,689           1,930           1,945
                                              =============  ==============  ==============  ==============
Unit Fair Value $............................ 8.05 to 41.17  18.99 to 40.14  38.32 to 18.24  35.78 to 14.75

Assets, end of year $ (000s).................       115,744         115,915         119,779         119,310

Investment income ratio*.....................          1.29%           3.04%           3.93%           4.67%
Expense ratio, highest to lowest**...........    0.625 to 0%     0.625 to 0%     0.625 to 0%     0.625 to 0%
Total return, highest to lowest***...........  2.55 to 0.98%   4.10 to 4.75%   6.48 to 5.81%   6.55 to 5.97%

--------
x Terminated as an investment optionand funds transferred to Blue Chip Growth
  Trust on May 2, 2005

                     John Hancock Variable Life Account UV

                                                                     Sub-Account
                                         -------------------------------------------------------------------
                                                              Financial Industries Trust
                                         -------------------------------------------------------------------
                                            Year Ended       Year Ended     Year Ended        Year Ended
                                           Dec. 31/05^^      Dec. 31/04     Dec. 31/03        Dec. 31/02
                                         ----------------  -------------  -------------  -------------------
Units, end of year (000s)...............               --              4              3                    1
                                         ================  =============  =============  ===================
Unit Fair Value $.......................    9.18 to 16.12  9.84 to 17.24  15.87 to 9.11  $             13.00

Assets, end of year $ (000s)............                0             60             42                   11

Investment income ratio*................             0.37%          1.13%          1.81%                3.90%
Expense ratio, highest to lowest**......       0.625 to 0%    0.625 to 0%    0.625 to 0%           0.60 to 0%
Total return, highest to lowest***...... (5.05) to (6.66)%  7.98 to 8.65% 26.03 to 3.43%  (17.36) to (18.14)%

                                                                    Sub-Account
                                         -----------------------------------------------------------------
                                                         International Equity Index B Trust
                                         -----------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended        Year Ended
                                          Dec. 31/05(b)    Dec. 31/04      Dec. 31/03        Dec. 31/02
                                         --------------  --------------  --------------  -----------------
Units, end of year (000s)...............            562             488             239                219
                                         ==============  ==============  ==============  =================
Unit Fair Value $.......................  3.09 to 32.39  16.19 to 27.73  23.06 to 13.55      16.51 to 8.78

Assets, end of year $ (000s)............         19,139          14,681           6,971              4,790

Investment income ratio*................           1.16%           2.02%           2.78%              1.71%
Expense ratio, highest to lowest**......     0.625 to 0%     0.625 to 0%     0.625 to 0%        0.625 to 0%
Total return, highest to lowest***...... 19.63 to 16.11% 19.49 to 20.25% 41.99 to 41.11% (8.78) to (15.72)%

--------
^^ Terminated as an investment option and funds transferred to Financial Services Trust on May 2, 2005
(b)  Renamed on May 2, 2005. Formerly known as International Equity Index Trust

                     John Hancock Variable Life Account UV

                                                                      Sub-Account
                                         --------------------------------------------------------------------
                                                                 Health Sciences Trust
                                         --------------------------------------------------------------------
                                            Year Ended       Year Ended      Year Ended        Year Ended
                                           Dec. 31/05^^^     Dec. 31/04      Dec. 31/03        Dec. 31/02
                                         ----------------  --------------  --------------  ------------------
Units, end of year (000s)...............               --               9               6                   2
                                         ================  ==============  ==============  ==================
Unit Fair Value $.......................   10.71 to 10.98  11.23 to 11.49  10.35 to 10.17        8.01 to 7.92

Assets, end of year $ (000s)............                0             105              58                  17

Investment income ratio*................             0.05%           0.00%           0.30%               0.55%
Expense ratio, highest to lowest**......       0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***...... (3.12) to (4.67)% 10.41 to 11.11% 31.74 to 30.92% (16.91) to (18.94)%

                                                                      Sub-Account
                                         --------------------------------------------------------------------
                                                                 Earnings Growth Trust
                                         --------------------------------------------------------------------
                                            Year Ended       Year Ended      Year Ended        Year Ended
                                           Dec. 31/05(c)     Dec. 31/04      Dec. 31/03        Dec. 31/02
                                         ----------------  --------------  --------------  ------------------
Units, end of year (000s)...............               --           2,421           2,244               1,708
                                         ================  ==============  ==============  ==================
Unit Fair Value $.......................   11.45 to 13.18  12.08 to 12.75% 12.42 to 11.84       11.21 to 9.87

Assets, end of year $ (000s)............                0          29,347          26,681              16,349

Investment income ratio*................             0.07%           0.79%           0.07%               0.00%
Expense ratio, highest to lowest**......       0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***...... (3.51) to (5.17)%   2.01 to 2.65% 24.81 to 24.03% (19.23) to (30.50)%

--------
^^^ Terminated as an investment option and funds transferred to Health Sciences Trust Series 0 on May 2, 2005
(c) Terminated as an investment option and funds transferred to Large Cap Growth Trust Series 0 on May 2, 2005

                     John Hancock Variable Life Account UV

                                                                      Sub-Account
                                         --------------------------------------------------------------------
                                                                 Large Cap Value Trust
                                         --------------------------------------------------------------------
                                            Year Ended       Year Ended      Year Ended        Year Ended
                                          Dec. 31/05^^^^     Dec. 31/04      Dec. 31/03        Dec. 31/02
                                         ----------------  --------------  --------------  ------------------
Units, end of year (000s)...............               --           1,509           1,424               1,559
                                         ================  ==============  ==============  ==================
Unit Fair Value $.......................   19.33 to 23.03  22.42 to 23.66  20.58 to 19.62      16.88 to 14.18

Assets, end of year $ (000s)............                0          33,958          28,015              24,556

Investment income ratio*................             0.48%           1.60%           1.90%               1.67%
Expense ratio, highest to lowest**......       0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***...... (0.79) to (2.88)% 14.29 to 15.00% 25.50 to 24.73% (10.69) to (14.10)%

                                                                     Sub-Account
                                         ------------------------------------------------------------------
                                                               Fundamental Value Trust
                                         ------------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended        Year Ended
                                         Dec. 31/05^^^^    Dec. 31/04      Dec. 31/03        Dec. 31/02
                                         --------------  --------------  --------------  ------------------
Units, end of year (000s)...............             --             314             321                 328
                                         ==============  ==============  ==============  ==================
Unit Fair Value $....................... 11.23 to 19.66  11.33 to 13.57   11.74 to 9.86       13.91 to 7.95

Assets, end of year $ (000s)............              0           5,375           4,636               3,681

Investment income ratio*................           0.42%           1.55%           1.41%               1.25%
Expense ratio, highest to lowest**......     0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***...... 1.55 to (0.91)% 14.87 to 15.59% 28.71 to 27.91% (14.95) to (16.65)%

--------
^^^^ Terminated as an investment option and funds transferred to Equity-Income
     Trust on May 2, 2005

                     John Hancock Variable Life Account UV

                                                                  Sub-Account
                                         ------------------------------------------------------------
                                                             Money Market B Trust
                                         ------------------------------------------------------------
                                           Year Ended     Year Ended     Year Ended      Year Ended
                                           Dec. 31/05     Dec. 31/04     Dec. 31/03      Dec. 31/02
                                         -------------  -------------  --------------  --------------
Units, end of year (000s)...............           608            559             696           1,001
                                         =============  =============  ==============  ==============
Unit Fair Value $....................... 3.61 to 20.56  14.5 to 14.96  14.80 to 14.44  19.93 to 12.74

Assets, end of year $ (000s)............        20,449         19,359          22,098          26,687

Investment income ratio*................          2.92%          0.96%           0.86%           1.29%
Expense ratio, highest to lowest**......    0.625 to 0%    0.625 to 0%     0.625 to 0%      0.60 to 0%
Total return, highest to lowest***......  2.96 to 0.74%  0.46 to 1.08    0.95 to 0.33%   1.52 to 0.91%

                                                                      Sub-Account
                                         --------------------------------------------------------------------
                                                                 Mid Cap Growth Trust
                                         --------------------------------------------------------------------
                                            Year Ended       Year Ended      Year Ended        Year Ended
                                           Dec. 31/05(j)     Dec. 31/04      Dec. 31/03        Dec. 31/02
                                         ----------------  --------------  --------------  ------------------
Units, end of year (000s)...............               --             452             461                 428
                                         ================  ==============  ==============  ==================
Unit Fair Value $.......................   16.90 to 27.57  27.85 to 29.76  26.65 to 25.09      18.66 to 11.66

Assets, end of year $ (000s)............                0          12,638          11,538               7,327

Investment income ratio*................             0.00%           0.00%           0.00%               0.00%
Expense ratio, highest to lowest**......       0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***...... (4.07) to (7.57)% 10.98 to 11.67% 46.87 to 45.96% (13.93) to (19.53)%

--------
(j) Terminated as an investment option and funds transferred to Mid Cap Stock Trust on May 2, 2005

                     John Hancock Variable Life Account UV

                                                                   Sub-Account
                                         --------------------------------------------------------------
                                                               Bond Index B Trust
                                         --------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended      Year Ended
                                           Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                         --------------  --------------  --------------  --------------
Units, end of year (000s)...............            847             841             463             468
                                         ==============  ==============  ==============  ==============
Unit Fair Value $....................... 14.56 to 15.27  14.31 to 14.91  14.33 to 13.84  13.73 to 13.34

Assets, end of year $ (000s)............         12,589          12,277           6,593           6,298

Investment income ratio*................           1.59%           4.60%           4.39%           5.21%
Expense ratio, highest to lowest**......     0.625 to 0%     0.625 to 0%     0.625 to 0%     0.625 to 0%
Total return, highest to lowest***......   2.54 to 1.77%   3.40 to 4.05%   3.60 to 2.96%   9.40 to 8.46%

                                                                     Sub-Account
                                         ------------------------------------------------------------------
                                                                   Mid Value Trust
                                         ------------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended        Year Ended
                                          Dec. 31/05(f)    Dec. 31/04      Dec. 31/03        Dec. 31/02
                                         --------------  --------------  --------------  ------------------
Units, end of year (000s)...............            650             692              94                  76
                                         ==============  ==============  ==============  ==================
Unit Fair Value $....................... 17.11 to 17.95  16.03 to 16.72  14.08 to 13.59        9.93 to 9.64

Assets, end of year $ (000s)............         11,161          11,116           1,287                 714

Investment income ratio*................           0.04%           0.90%           4.11%               0.54%
Expense ratio, highest to lowest**......     0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***......  10.82 to 6.71% 17.99 to 18.74% 45.15 to 44.24% (13.66) to (18.67)%

--------
(f)  Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust

                     John Hancock Variable Life Account UV

                                                                    Sub-Account
                                         -----------------------------------------------------------------
                                                               Small Cap Value Trust
                                         -----------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended        Year Ended
                                           Dec. 31/05      Dec. 31/04      Dec. 31/03        Dec. 31/02
                                         --------------  --------------  --------------  -----------------
Units, end of year (000s)...............             48              42              41                 23
                                         ==============  ==============  ==============  =================
Unit Fair Value $....................... 18.02 to 29.70  16.59 to 27.18  21.68 to 13.32      16.06 to 9.93

Assets, end of year $ (000s)............          1,064             844             640                265

Investment income ratio*................           0.14%           0.97%           0.72%              1.26%
Expense ratio, highest to lowest**......     0.625 to 0%     0.625 to 0%     0.625 to 0%         0.60 to 0%
Total return, highest to lowest***......  14.02 to 8.53% 24.59 to 25.37% 37.97 to 37.11% (4.48) to (13.93)%

                                                                   Sub-Account
                                         --------------------------------------------------------------
                                                            Real Estate Equity Trust
                                         --------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended      Year Ended
                                         Dec. 31/05 (g)    Dec. 31/04      Dec. 31/03      Dec. 31/02
                                         --------------  --------------  --------------  --------------
Units, end of year (000s)...............             --             275             174             236
                                         ==============  ==============  ==============  ==============
Unit Fair Value $.......................  5.61 to 60.57   36.98 to 61.4  44.99 to 27.27  33.08 to 20.17

Assets, end of year $ (000s)............              0          19,945           9,969           7,189

Investment income ratio*................           0.82%           2.54%           3.11%           4.35%
Expense ratio, highest to lowest**......     0.625 to 0%     0.625 to 0%     0.625 to 0%     0.625 to 0%
Total return, highest to lowest***...... 4.16 to (1.56)% 35.63 to 36.48% 36.90 to 36.05% 1.41 to (5.84)%

--------
(g) Terminated as an investment option and funds transferred to Real Estate Securities Trust on May 2, 2005

                     John Hancock Variable Life Account UV

                                                                     Sub-Account
                                         -------------------------------------------------------------------
                                                               Growth & Income II Trust
                                         -------------------------------------------------------------------
                                           Year Ended       Year Ended      Year Ended        Year Ended
                                           Dec. 31/05+      Dec. 31/04      Dec. 31/03        Dec. 31/02
                                         ---------------  --------------  --------------  ------------------
Units, end of year (000s)...............           1,560           1,593           2,011               1,823
                                         ===============  ==============  ==============  ==================
Unit Fair Value $.......................  15.64 to 70.07  23.63 to 64.29  57.94 to 21.43      48.11 to 11.24

Assets, end of year $ (000s)............         230,506         221,130         224,724             185,807

Investment income ratio*................            0.17%           0.93%           0.78%               0.62%
Expense ratio, highest to lowest**......      0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***       11.09 to (3.20)% 10.27 to 10.96% 24.35 to 23.57% (10.86) to (20.16)%

                                                                   Sub-Account
                                         ---------------------------------------------------------------
                                                                  Managed Trust
                                         ---------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended       Year Ended
                                           Dec. 31/05      Dec. 31/04      Dec. 31/03       Dec. 31/02
                                         --------------  --------------  --------------  ---------------
Units, end of year (000s)...............            968           1,015           1,041            1,106
                                         ==============  ==============  ==============  ===============
Unit Fair Value $.......................  5.08 to 52.26  21.97 to 50.88  47.03 to 20.44   40.28 to 17.61

Assets, end of year $ (000s)............         97,192         100,088          98,298           93,240

Investment income ratio*................           0.59%           1.64%           2.75%            1.53%
Expense ratio, highest to lowest**......     0.625 to 0%     0.625 to 0%     0.625 to 0%      0.625 to 0%
Total return, highest to lowest***...... 4.15 to (2.12)%   7.51 to 8.18% 19.00 to 18.26% 1.69 to (12.43)%

--------
+ Renamed on May 2, 2005. Formerly known as Growth & Income Trust

                     John Hancock Variable Life Account UV

                                                        Sub-Account
                                         -----------------------------------------
                                                  Total Return Bond Trust
                                         -----------------------------------------
                                           Year Ended      Year Ended    Year Ended
                                          Dec. 31/05(h)    Dec. 31/04    Dec. 31/03
                                         --------------  --------------  ----------
Units, end of year (000s)...............             --               6         1
                                         ==============  ==============    ======
Unit Fair Value $....................... 10.70 to 10.84  10.57 to 10.68    $10.20

Assets, end of year $ (000s)............              0              68        14

Investment income ratio*................           1.65%           2.69%     0.51%
Expense ratio, highest to lowest**......     0.625 to 0%     0.625 to 0%     0.00%
Total return, highest to lowest***......   1.27 to 1.07%   1.22 to 4.70%     3.72%

                                                                   Sub-Account
                                         --------------------------------------------------------------
                                                              Short-Term Bond Trust
                                         --------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended      Year Ended
                                           Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                         --------------  --------------  --------------  --------------
Units, end of year (000s)...............            371             406             407             107
                                         ==============  ==============  ==============  ==============
Unit Fair Value$........................ 14.92 to 17.65  16.16 to 17.27  17.03 to 16.03  16.54 to 15.67

Assets, end of year $ (000s)............          6,415           6,882           6,813           1,681

Investment income ratio*................           1.56%           2.99%           3.56%           3.99%
Expense ratio, highest to lowest**......     0.625 to 0%     0.625 to 0%     0.625 to 0%     0.625 to 0%
Total return, highest to lowest***......   2.19 to 1.53%   0.79 to 1.43    2.76 to 2.12%   5.28 to 3.25%

--------
(h) Terminated as an investment option and funds transferred to Total Return Trust on May 2, 2005

                     John Hancock Variable Life Account UV

                                                                    Sub-Account
                                         -----------------------------------------------------------------
                                                               Small Cap Growth Trust
                                         -----------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended        Year Ended
                                         Dec. 31/05 (e)    Dec. 31/04      Dec. 31/03        Dec. 31/02
                                         --------------  --------------  --------------  -----------------
Units, end of year (000s)...............            774             764             280                462
                                         ==============  ==============  ==============  =================
Unit Fair Value $....................... 14.10 to 15.15  12.23 to 12.91  11.79 to 11.24       8.12 to 7.57

Assets, end of year $ (000s)............         11,082           9,374           3,148              3,514

Investment income ratio*................           0.00%              c            0.00%              0.20%
Expense ratio, highest to lowest**......     0.625 to 0%     0.625 to 0%     0.625 to 0%         0.60 to 0%
Total return, highest to lowest***...... 23.35 to 16.61%   8.76 to 9.45% 48.82 to 47.90% (8.25) to (26.90)%

                                                                     Sub-Account
                                         ------------------------------------------------------------------
                                                                Overseas Equity Trust
                                         ------------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended        Year Ended
                                          Dec. 31/05x#     Dec. 31/04      Dec. 31/03        Dec. 31/02
                                         --------------  --------------  --------------  ------------------
Units, end of year (000s)...............          2,660           2,739           1,877               1,478
                                         ==============  ==============  ==============  ==================
Unit Fair Value $....................... 14.93 to 15.90  12.72 to 13.43  12.10 to 11.53        9.28 to 8.73

Assets, end of year $ (000s)............         39,986          34,971          21,704              12,982

Investment income ratio*................           0.52%           0.57%           1.59%               0.73%
Expense ratio ,highest to lowest**......     0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***...... 21.26 to 17.67% 10.33 to 11.02% 32.36 to 31.54% (12.78) to (18.24)%

--------
(e)  Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust
x#   Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust

                     John Hancock Variable Life Account UV

                                                                    Sub-Account
                                         -----------------------------------------------------------------
                                                                 500 Index B Trust
                                         -----------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended        Year Ended
                                          Dec. 31/05(b)    Dec. 31/04      Dec. 31/03        Dec. 31/02
                                         --------------  --------------  --------------  -----------------
Units, end of year (000s)...............          4,369           4,378           3,780              3,170
                                         ==============  ==============  ==============  =================
Unit Fair Value $....................... 18.25 to 21.81  19.74 to 20.84  18.82 to 17.94     15.15 to 12.69

Assets, end of year $ (000s)............         89,969          86,631          67,938             44,614

Investment income ratio*................           0.47%           1.86%           3.11%              1.39%
Expense ratio, highest to lowest**......     0.625 to 0%     0.625 to 0%     0.625 to 0%        0.625 to 0%
Total return, highest to lowest***......   6.52 to 4.00% 10.01 to 10.70% 28.42 to 27.63% (8.95) to (20.23)%

                                                                     Sub-Account
                                         ------------------------------------------------------------------
                                                                High Yield Bond Trust
                                         ------------------------------------------------------------------
                                            Year Ended       Year Ended      Year Ended       Year Ended
                                           Dec. 31/05(i)     Dec. 31/04      Dec. 31/03       Dec. 31/02
                                         ----------------  --------------  --------------  ----------------
Units, end of year (000s)...............               --             109             112               126
                                         ================  ==============  ==============  ================
Unit Fair Value $.......................   10.42 to 10.89  10.72 to 11.18   10.34 to 9.98      8.87 to 8.62

Assets, end of year $ (000s)............                0           1,180           1,128             1,089

Investment income ratio*................             2.24%           6.60%           6.69%             9.67%
Expense ratio, highest to lowest**......       0.625 to 0%     0.625 to 0%     0.625 to 0%       0.625 to 0%
Total return, highest to lowest***...... (2.61) to (2.81)%   7.47 to 8.14% 16.50 to 15.78% (4.57) to (8.27)%

--------
(b)  Renamed on May 2, 2005. Formerly known as Equity Index Trust
(i) Terminated as an investment option and funds transferred to High Yield Trust on May 2, 2005

                     John Hancock Variable Life Account UV

                                                                   Sub-Account
                                         --------------------------------------------------------------
                                                                Global Bond Trust
                                         --------------------------------------------------------------
                                           Year Ended      Year Ended     Year Ended       Year Ended
                                          Dec. 31/05(d)    Dec. 31/04     Dec. 31/03       Dec. 31/02
                                         --------------  -------------  --------------  ---------------
Units, end of year (000s)...............             --            113             110               94
                                         ==============  =============  ==============  ===============
Unit Fair Value $....................... 19.10 to 20.62   19.8 to 20.9  18.89 to 18.01   16.08 to 14.92

Assets, end of year $ (000s)............              0          2,250           1,982            1,477

Investment income ratio*................           2.68%          6.31%           6.65%            5.40%
Expense ratio, highest to lowest**......     0.625 to 0%    0.625 to 0%     0.625 to 0%      0.625 to 0%
Total return, highest to lowest***...... 0.47 to (1.58)% 9.94 to 10.64% 15.90 to 15.18% 19.206 to 16.54%

                                                                     Sub-Account
                                         -------------------------------------------------------------------
                                                        AIM V.I. Premier Equity Series 1 Trust
                                         -------------------------------------------------------------------
                                            Year Ended       Year Ended     Year Ended        Year Ended
                                           Dec. 31/05xx      Dec. 31/04     Dec. 31/03        Dec. 31/02
                                         ----------------  -------------  --------------  ------------------
Units, end of year (000s)...............               --              9               7                   4
                                         ================  =============  ==============  ==================
Unit Fair Value $.......................    6.33 to 26.44  6.63 to 27.43   25.93 to 6.31       21.43 to 5.25

Assets, end of year $ (000s)............                0            141              87                  37

Investment income ratio*................             0.00%          0.63%           0.36%               0.65%
Expense ratio, highest to lowest**......       0.625 to 0%    0.625 to 0%     0.625 to 0%          0.60 to 0%
Total return, highest to lowest***...... (3.61) to (3.81)%  5.12 to 5.78% 25.08 to 24.30% (10.78) to (28.38)%

--------
(d) Terminated as an investment option and funds transferred to Global Bond Trust Series 0 on May 2, 2005
xx Terminated as an investment option and funds transferred to 500 Index B Trust on May 2, 2005

                     John Hancock Variable Life Account UV

                                                               Sub-Account
                                         ------------------------------------------------------
                                               AIM V.I. Capital Development Series 2 Trust
                                         ------------------------------------------------------
                                            Year Ended       Year Ended    Year Ended Year Ended
                                           Dec. 31/05###     Dec. 31/04    Dec. 31/03 Dec. 31/02
                                         ----------------  --------------  ---------- ----------
Units, end of year (000s)...............               --               1         a          a
                                         ================  ==============    =====       ====
Unit Fair Value $.......................   10.65 to 10.85    11.5 to 11.7    10.15       7.69

Assets, end of year $ (000s)............                0              10         b          b

Investment income ratio*................             0.00%               c        c          c
Expense ratio, highest to lowest**......       0.625 to 0%     0.625 to 0%    0.00%      0.60%
Total return, highest to lowest***...... (4.86) to (7.40)% 12.48 to 15.27%   35.05%      2.95%

                                                          Sub-Account
                                         ---------------------------------------------
                                                        CSI Equity Trust
                                         ---------------------------------------------
                                          Year Ended   Year Ended Year Ended Year Ended
                                          Dec. 31/05   Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ------------  ---------- ---------- ----------
Units, end of year (000s)...............          135      104         80           9
                                         ============    =====      =====      ======
Unit Fair Value $.......................        14.43    13.76      12.43       10.17

Assets, end of year $ (000s)............        1,944    1,437        999          89

Investment income ratio*................         0.63%    0.73%      0.25%           c
Expense ratio, highest to lowest**......         0.00%    0.00%      0.00%       0.60%
Total return, highest to lowest***...... 6.73 to 4.90%      11%     25.22%     (9.36)%

--------
### Terminated as an investment option and funds transferred to Mid Cap Index Trust on May 2, 2005

                     John Hancock Variable Life Account UV

                                                                     Sub-Account
                                         -------------------------------------------------------------------
                                                        Fidelity VIP II Contrafund (SC) Trust
                                         -------------------------------------------------------------------
                                            Year Ended       Year Ended      Year Ended        Year Ended
                                          Dec. 31/05xxxx     Dec. 31/04      Dec. 31/03        Dec. 31/02
                                         ----------------  --------------  --------------  -----------------
Units, end of year (000s)...............               --              29              36                  7
                                         ================  ==============  ==============  =================
Unit Fair Value $.......................   10.71 to 36.08  11.05 to 37.16   32.22 to 9.64      25.59 to 7.62

Assets, end of year $ (000s)............                0             487             447                 82

Investment income ratio*................             0.21%           0.20%           0.15%              0.21%
Expense ratio, highest to lowest**......       0.625 to 0%     0.625 to 0%     0.625 to 0%        0.625 to 0%
Total return, highest to lowest***...... (0.55) to (3.11)% 14.63 to 15.34% 28.35 to 27.56% (7.58) to (10.24)%

                                                                     Sub-Account
                                         -------------------------------------------------------------------
                                                            Fidelity VIP Growth (SC) Trust
                                         -------------------------------------------------------------------
                                            Year Ended       Year Ended     Year Ended        Year Ended
                                           Dec. 31/05xx      Dec. 31/04     Dec. 31/03        Dec. 31/02
                                         ----------------  -------------  --------------  ------------------
Units, end of year (000s)...............               --             33              36                  28
                                         ================  =============  ==============  ==================
Unit Fair Value $.......................    6.36 to 63.59  6.91 to 68.02   65.87 to 6.73       51.31 to 5.28

Assets, end of year $ (000s)............                0            316             340                 191

Investment income ratio*................             0.42%          0.16%           0.16%                   c
Expense ratio, highest to lowest**......       0.625 to 0%    0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***...... (6.51) to (6.70)%  2.60 to 3.26% 32.78 to 31.94% (21.47) to (28.26)%

--------
xxxx Terminated as an investment option and funds transferred to Total Stock
     Market Index Trust on May 2, 2005
xx Terminated as an investment option and funds transferred to 500 Index B Trust on May 2, 2005

                     John Hancock Variable Life Account UV

                                                                 Sub-Account
                                         -----------------------------------------------------------
                                                     Fidelity VIP II Overseas (SC) Trust
                                         -----------------------------------------------------------
                                            Year Ended       Year Ended      Year Ended    Year Ended
                                            Dec. 31/05^      Dec. 31/04      Dec. 31/03    Dec. 31/02
                                         ----------------  --------------  --------------  ----------
Units, end of year (000s)...............               --               5               5         1
                                         ================  ==============  ==============    ======
Unit Fair Value $.......................   11.91 to 29.80  12.56 to 31.35  27.63 to 11.14    $19.65

Assets, end of year $ (000s)............                0             101              78        13

Investment income ratio*................             0.62%           1.04%           0.34%         c
Expense ratio, highest to lowest**......       0.625 to 0%     0.625 to 0%     0.625 to 0%     0.60%
Total return, highest to lowest***...... (1.59) to (5.17)% 12.78 to 13.49% 43.21 to 16.61%     4.35%

                                                                       Sub-Account
                                         ----------------------------------------------------------------------
                                                        Janus Aspen Global Technology (SC) Trust
                                         ----------------------------------------------------------------------
                                             Year Ended       Year Ended      Year Ended         Year Ended
                                           Dec. 31/05xxxx     Dec. 31/04      Dec. 31/03         Dec. 31/02
                                         -----------------  --------------  --------------  -------------------
Units, end of year (000s)...............                --               8               6                    1
                                         =================  ==============  ==============  ===================
Unit Fair Value $.......................      3.23 to 3.33    3.59 to 3.69    3.67 to 3.59  $              2.58

Assets, end of year $ (000s)............                 0              29              22                    3

Investment income ratio*................              0.00%               c               c                    c
Expense ratio, highest to lowest**......        0.625 to 0%     0.625 to 0%         0 to 0%            0.6 to 0%
Total return, highest to lowest***...... (9.85) to (10.07)% (0.06) to 0.57  46.46 to 45.54%  (18.87) to (29.32)%

--------
^ Terminated as an investment option and funds transferred to International Equity Index B Trust on May 2, 2005
xxxx Terminated as an investment option and funds transferred to Total Stock
     Market Index Trust on May 2, 2005

                     John Hancock Variable Life Account UV

                                                                     Sub-Account
                                         ------------------------------------------------------------------
                                                       Janus Aspen Worldwide Growth (SC) Trust
                                         ------------------------------------------------------------------
                                            Year Ended      Year Ended     Year Ended        Year Ended
                                            Dec. 31/05^     Dec. 31/04     Dec. 31/03        Dec. 31/02
                                         ----------------  ------------  --------------  ------------------
Units, end of year (000s)...............               --            13              12                  12
                                         ================  ============  ==============  ==================
Unit Fair Value $.......................     5.77 to 5.95  6.04 to 6.21    5.94 to 5.81        4.90 to 4.82

Assets, end of year $ (000s)............                0            81              69                  55

Investment income ratio*................             0.00%         0.96%           0.83%               0.64%
Expense ratio, highest to lowest**......       0.625 to 0%   0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***...... (4.13) to (4.33)% 3.86 to 4.52% 23.67 to 22.92% (14.49) to (24.69)%

                                                                     Sub-Account
                                         ------------------------------------------------------------------
                                                              Turner Core Growth Trust
                                         ------------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended        Year Ended
                                           Dec. 31/05      Dec. 31/04      Dec. 31/03        Dec. 31/02
                                         --------------  --------------  --------------  ------------------
Units, end of year (000s)...............             22              12              21                  15
                                         ==============  ==============  ==============  ==================
Unit Fair Value $....................... 20.84 to 24.69  19.07 to 18.30  17.25 to 16.47      13.38 to 12.71

Assets, end of year $ (000s)............            454             215             343                 192

Investment income ratio*................           0.60%           0.24%           0.27%               0.18%
Expense ratio, highest to lowest**......     0.625 to 0%   0.60 to 0.05%       0.6 to 0%           0.6 to 0%
Total return, highest to lowest***...... 17.20 to 13.21% 10.53 to 11.14% 34.51 to 33.79% (23.76) to (24.24)%

--------
^ Terminated as an investment option and funds transferred to International
  Equity Index B Trust on May 2, 2005

                     John Hancock Variable Life Account UV

                                                                     Sub-Account
                                         ------------------------------------------------------------------
                                                         Brandes International Equity Trust
                                         ------------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended        Year Ended
                                           Dec. 31/05      Dec. 31/04      Dec. 31/03        Dec. 31/02
                                         --------------  --------------  --------------  ------------------
Units, end of year (000s)...............            180             179             146                  75
                                         ==============  ==============  ==============  ==================
Unit Fair Value $....................... 25.50 to 27.49  23.22 to 24.88  20.08 to 18.84      13.88 to 13.10

Assets, end of year $ (000s)............          4,694           4,218           2,824                 995

Investment income ratio*................           1.55%           1.51%           1.86%               1.26%
Expense ratio, highest to lowest**......     0.625 to 0%  0.625 to 0.05%     0.625 to 0%      0.625 to 0.05%
Total return, highest to lowest***......  12.47 to 9.86% 23.22 to 23.94% 47.34 to 46.51% (13.79) to (14.27)%

                                                                     Sub-Account
                                         ------------------------------------------------------------------
                                                         Frontier Capital Appreciation Trust
                                         ------------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended        Year Ended
                                           Dec. 31/05      Dec. 31/04      Dec. 31/03        Dec. 31/02
                                         --------------  --------------  --------------  ------------------
Units, end of year (000s)...............             56              53              77                  27
                                         ==============  ==============  ==============  ==================
Unit Fair Value $....................... 28.91 to 36.13  29.93 to 25.13  27.55 to 22.99      18.34 to 16.97

Assets, end of year $ (000s)............          1,785           1,466           1,977                 449

Investment income ratio*................           0.00%               c               c                   c
Expense ratio, highest to lowest**......     0.625 to 0%     0.625 to 0%     0.625 to 0%     0.625 to 0.575%
Total return, highest to lowest***...... 20.97 to 14.41%   8.65 to 9.28% 55.81 to 54.92% (23.65) to (23.72)%

                     John Hancock Variable Life Account UV

                                                           Sub-Account
                                         -----------------------------------------------
                                                 Business Opportunity Value Trust
                                         -----------------------------------------------
                                           Year Ended    Year Ended Year Ended Year Ended
                                           Dec. 31/05    Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         --------------  ---------- ---------- ----------
Units, end of year (000s)...............              2        --        --         --
                                         ==============    ======     =====      =====
Unit Fair Value $....................... 13.14 to 13.45    $12.46     $  --      $  --

Assets, end of year $ (000s)............             30          a        0          0

Investment income ratio*................           0.93%         c     0.00%      0.00%
Expense ratio, highest to lowest**......     0.625 to 0%     0.05%     0.00%      0.00%
Total return, highest to lowest***......   9.06 to 7.13%    18.68%d    0.00%      0.00%

                                                                     Sub-Account
                                         -------------------------------------------------------------------
                                                     MFS Investors Growth Stock Series (IC) Trust
                                         -------------------------------------------------------------------
                                            Year Ended      Year Ended     Year Ended         Year Ended
                                           Dec. 31/05xx     Dec. 31/04     Dec. 31/03         Dec. 31/02
                                         ----------------  ------------  --------------  -------------------
Units, end of year (000s)...............               --             7               6                    2
                                         ================  ============  ==============  ===================
Unit Fair Value $.......................     7.79 to 9.09  8.33 to 9.70    8.88 to 7.68  $              7.45

Assets, end of year $ (000s)............                0            68              52                   17

Investment income ratio*................             0.38%             c               c                    c
Expense ratio, highest to lowest**......       0.625 to 0%   0.625 to 0%     0.625 to 0%            0.6 to 0%
Total return, highest to lowest***...... (4.37) to (6.46)% 8.52 to 9.18% 23.02 to 22.25%  (23.27) to (24.06)%

--------
xx Terminated as an investment option and funds transferred to 500 Index B
   Trust on May 2, 2005

                     John Hancock Variable Life Account UV

                                                                      Sub-Account
                                         ---------------------------------------------------------------------
                                                          MFS New Discovery Series (IC) Trust
                                         ---------------------------------------------------------------------
                                             Year Ended        Year Ended     Year Ended        Year Ended
                                            Dec. 31/05++       Dec. 31/04     Dec. 31/03        Dec. 31/02
                                         ------------------  -------------  --------------  ------------------
Units, end of year (000s)...............                 --              8               7                   3
                                         ==================  =============  ==============  ==================
Unit Fair Value $.......................      7.66 to 13.87  9.03 to 16.06   15.08 to 8.53       11.49 to 6.55

Assets, end of year $ (000s)............                  0             82              64                  17

Investment income ratio*................               0.00%              c               c                   c
Expense ratio, highest to lowest**......         0.625 to 0%    0.625 to 0%     0.625 to 0%           0.6 to 0%
Total return, highest to lowest***...... (13.65) to (13.83)%  5.87 to 6.52% 33.72 to 32.88% (26.30) to (30.69)%

                                                                      Sub-Account
                                         ---------------------------------------------------------------------
                                                             MFS Research Series (IC) Trust
                                         ---------------------------------------------------------------------
                                            Year Ended       Year Ended      Year Ended         Year Ended
                                          Dec. 31/05xxxx     Dec. 31/04      Dec. 31/03         Dec. 31/02
                                         ----------------  --------------  --------------  -------------------
Units, end of year (000s)...............               --               1               1                     a
                                         ================  ==============  ==============  ===================
Unit Fair Value $.......................    8.69 to 19.29   9.19 to 20.35   17.57 to 7.98  $             14.49

Assets, end of year $ (000s)............                0              19              14                    4

Investment income ratio*................             1.56%           0.93%           0.53%                0.20%
Expense ratio, highest to lowest**......       0.625 to 0%     0.625 to 0%     0.625 to 0%            0.6 to 0%
Total return, highest to lowest***...... (5.21) to (5.40)% 15.14 to 15.85% 24.71 to 23.92%  (21.21) to (22.49)%

--------
++ Terminated as an investment option and funds transferred to Small Cap Index Trust on May 2, 2005
xxxx Terminated as an investment option and funds transferred to Total Stock
     Market Index Trust on May 2, 2005

                     John Hancock Variable Life Account UV

                                                                   Sub-Account
                                         --------------------------------------------------------------
                                          American Blue
                                              Chip          American        American        American
                                            Income &        Growth-          Growth       International
                                          Growth Trust    Income Trust        Trust           Trust
                                         --------------  --------------  --------------  --------------
                                           Year Ended      Year Ended      Year Ended      Year Ended
                                           Dec. 31/05#    Dec. 31/05#      Dec. 31/05#     Dec. 31/05#
                                         --------------  --------------  --------------  --------------
Units, end of year (000s)...............             --              --               1              --
                                         ==============  ==============  ==============  ==============
Unit Fair Value $....................... 11.06 to 11.10  10.94 to 10.99  11.92 to 11.97  12.36 to 12.41

Assets, end of year $ (000s)............              0               2               9               1

Investment income ratio*................           0.00%           0.00%           0.00%           0.00%
Expense ratio, highest to lowest**......     0.625 to 0%     0.625 to 0%     0.625 to 0%     0.625 to 0%
Total return, highest to lowest***...... 11.04 to 10.57%   9.87 to 9.41% 19.72 to 19.21% 24.15 to 23.63%

                                                                   Sub-Account
                                         --------------------------------------------------------------
                                            Emerging      All Cap Value   All Cap Core   All Cap Growth
                                          Growth Trust        Trust          Trust           Trust
                                         --------------  --------------  --------------  --------------
                                           Year Ended      Year Ended      Year Ended      Year Ended
                                          Dec. 31/05#      Dec. 31/05#    Dec. 31/05#     Dec. 31/05#
                                         --------------  --------------  --------------  --------------
Units, end of year (000s)...............             --              --              19               8
                                         ==============  ==============  ==============  ==============
Unit Fair Value $....................... 11.91 to 11.96  11.06 to 11.11  11.27 to 11.31  11.60 to 11.65

Assets, end of year $ (000s)............              0               0             212              99

Investment income ratio*................           0.00%           0.00%           0.00%           0.00%
Expense ratio, highest to lowest**......     0.625 to 0%     0.625 to 0%     0.625 to 0%     0.625 to 0%
Total return, highest to lowest***...... 19.55 to 19.06% 11.06 to 10.61% 13.14 to 12.67% 16.48 to 16.00%

--------
# Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005

                     John Hancock Variable Life Account UV

                                                                     Sub-Account
                                         -------------------------------------------------------------------
                                            Blue Chip                                             Dynamic
                                             Growth      Capital Appreciation   Core Equity       Growth
                                              Trust             Trust              Trust           Trust
                                         --------------  -------------------- --------------  --------------
                                           Year Ended         Year Ended        Year Ended      Year Ended
                                           Dec. 31/05#       Dec. 31/05#        Dec. 31/05#     Dec. 31/05#
                                         --------------  -------------------- --------------  --------------
Units, end of year (000s)...............            902                  4                --              --
                                         ==============     ==============    ==============  ==============
Unit Fair Value $.......................  5.81 to 55.85     12.10 to 12.15    11.49 to 11.54  11.65 to 11.70

Assets, end of year $ (000s)............         56,386                 52                 0               1

Investment income ratio*................           0.00%              0.00%             0.00%           0.00%
Expense ratio, highest to lowest**......     0.625 to 0%        0.625 to 0%       0.625 to 0%     0.625 to 0%
Total return, highest to lowest***...... 13.55 to 13.08%    21.45 to 20.95%   15.37 to 14.89% 16.96 to 16.47%

                                                                     Sub-Account
                                         -------------------------------------------------------------------
                                         Emerging Small   Equity-Income  Financial Services Fundamental Value
                                         Company Trust        Trust            Trust         Trust Series 0
                                         --------------  --------------  ------------------ -----------------
                                           Year Ended      Year Ended        Year Ended        Year Ended
                                          Dec. 31/05#      Dec. 31/05#      Dec. 31/05#        Dec. 31/05#
                                         --------------  --------------  ------------------ -----------------
Units, end of year (000s)...............             --           1,724                 4                 1
                                         ==============  ==============    ==============    ==============
Unit Fair Value $....................... 11.54 to 11.59  23.17 to 24.61    10.51 to 18.53    11.03 to 11.07

Assets, end of year $ (000s)............              0          40,170                57                13

Investment income ratio*................           0.00%           0.00%             0.00%             0.00%
Expense ratio, highest to lowest**......     0.625 to 0%     0.625 to 0%       0.625 to 0%       0.625 to 0%
Total return, highest to lowest***...... 15.92 to 15.43%   6.85 to 6.41%   14.94 to 14.45%   10.72 to 10.25%

--------
# Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005

                     John Hancock Variable Life Account UV

8. Financial Highlights (continued)

                                            Sub-Account     Sub-Account      Sub-Account     Sub-Account
                                         ----------------- --------------  --------------- ----------------
                                         Global Bond Trust                 Health Sciences
                                             Series 0       Global Trust   Trust Series 0  High Yield Trust
                                         ----------------- --------------  --------------- ----------------
                                            Year Ended       Year Ended      Year Ended       Year Ended
                                            Dec. 31/05#     Dec. 31/05#      Dec. 31/05#     Dec. 31/05#
                                         ----------------- --------------  --------------- ----------------
Units, end of year (000s)...............              114              --              12              102
                                         ================  ==============  ==============   ==============
Unit Fair Value $.......................   17.95 to 19.39  11.22 to 11.27  13.13 to 13.52   11.06 to 11.61

Assets, end of year $ (000s)............            2,085               0             166            1,140

Investment income ratio*................             0.00%           0.00%           0.00%            0.00%
Expense ratio, highest to lowest**......       0.625 to 0%     0.625 to 0%     0.625 to 0%      0.625 to 0%
Total return, highest to lowest***...... (5.97) to (6.36)% 12.69 to 12.22% 23.11 to 22.60%    6.61 to 6.16%

                                             Sub-Account         Sub-Account         Sub-Account        Sub-Account
                                         ------------------- ------------------- ------------------- ------------------
                                         International Small International Stock International Value Investment Quality
                                              Cap Trust             Trust               Trust            Bond Trust
                                         ------------------- ------------------- ------------------- ------------------
                                             Year Ended          Year Ended          Year Ended          Year Ended
                                             Dec. 31/05#         Dec. 31/05#         Dec. 31/05#        Dec. 31/05#
                                         ------------------- ------------------- ------------------- ------------------
Units, end of year (000s)...............               --                  --                  23                  14
                                           ==============      ==============      ==============      ==============
Unit Fair Value $.......................   11.13 to 11.18      11.84 to 11.89      11.18 to 11.23      10.08 to 10.13

Assets, end of year $ (000s)............                4                   1                 255                 146

Investment income ratio*................             0.00%               0.00%               0.00%               0.00%
Expense ratio, highest to lowest**......       0.625 to 0%         0.625 to 0%         0.625 to 0%         0.625 to 0%
Total return, highest to lowest***......   11.75 to 11.28%     18.93 to 18.42%     12.25 to 11.79%       1.27 to 0.85%

--------
# Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005

                     John Hancock Variable Life Account UV

8. Financial Highlights (continued)

                                             Sub-Account        Sub-Account      Sub-Account       Sub-Account
                                         -------------------- --------------- ------------------ ----------------
                                         Lifestyle Aggressive                 Lifestyle Balanced Large Cap Growth
                                              1000 Trust      Large Cap Trust     640 Trust       Trust Series 0
                                         -------------------- --------------- ------------------ ----------------
                                              Year Ended        Year Ended        Year Ended        Year Ended
                                             Dec. 31/05#        Dec. 31/05#      Dec. 31/05#       Dec. 31/05#
                                         -------------------- --------------- ------------------ ----------------
Units, end of year (000s)...............                 1                 -                75             2,425
                                            ==============    ==============    ==============    ==============
Unit Fair Value $.......................    11.51 to 11.55    11.12 to 11.16    10.92 to 10.97    12.20 to 12.96

Assets, end of year $ (000s)............                 7                 0               817            29,709

Investment income ratio*................              0.09%             0.00%             0.14%             0.00%
Expense ratio, highest to lowest**......        0.625 to 0%       0.625 to 0%       0.625 to 0%       0.625 to 0%
Total return, highest to lowest***......    15.55 to 15.07%   11.62 to 11.16%     9.67 to 9.21%     7.01 to 6.57%

                                            Sub-Account       Sub-Account     Sub-Account     Sub-Account
                                         ------------------ --------------  --------------  --------------
                                         Lifestyle Moderate  Mid Cap Stock   Mid Cap Value   Mid Cap Index
                                             460 Trust           Trust           Trust           Trust
                                         ------------------ --------------  --------------  --------------
                                             Year Ended       Year Ended      Year Ended      Year Ended
                                            Dec. 31/05#       Dec. 31/05#     Dec. 31/05#     Dec. 31/05#
                                         ------------------ --------------  --------------  --------------
Units, end of year (000s)...............                8              438               1              10
                                           ==============   ==============  ==============  ==============
Unit Fair Value $.......................   10.55 to 10.60   21.87 to 35.07  11.23 to 11.28  12.44 to 12.73

Assets, end of year $ (000s)............               84           14,352              11             131

Investment income ratio*................             0.00%            0.00%           0.00%           0.00%
Expense ratio, highest to lowest**......       0.625 to 0%      0.625 to 0%     0.625 to 0%     0.625 to 0%
Total return, highest to lowest***......     5.96 to 5.51%  27.23 to 26.69% 12.82 to 12.35% 17.28 to 16.78%

--------
# Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005

                     John Hancock Variable Life Account UV

8. Financial Highlights (continued)

                                                                    Sub-Account
                                         -----------------------------------------------------------------
                                         Quantitative Mid   Real Estate       Science &
                                            Cap Trust     Securities Trust Technology Trust Small Cap Trust
                                         ---------------- ---------------- ---------------- ---------------
                                            Year Ended       Year Ended       Year Ended      Year Ended
                                           Dec. 31/05#      Dec. 31/05#      Dec. 31/05#      Dec. 31/05#
                                         ---------------- ---------------- ---------------- ---------------
Units, end of year (000s)...............              --              271                3              --
                                          ==============   ==============   ==============  ==============
Unit Fair Value $.......................  11.64 to 11.69    6.37 to 68.95   11.23 to 11.27  11.40 to 11.45

Assets, end of year $ (000s)............               0           21,947               38               1

Investment income ratio*................            0.00%            0.00%            0.00%           0.00%
Expense ratio, highest to lowest**......      0.625 to 0%      0.625 to 0%      0.625 to 0%     0.625 to 0%
Total return, highest to lowest***......  16.86 to 16.38%  13.84 to 13.36%  12.73 to 12.25% 14.48 to 14.01%

                                                                   Sub-Account
                                         --------------------------------------------------------------
                                         Small Cap Index  Small Company  Strategic Bond  Strategic Value
                                              Trust        Value Trust       Trust            Trust
                                         --------------- --------------  --------------  ---------------
                                           Year Ended      Year Ended      Year Ended      Year Ended
                                           Dec. 31/05#     Dec. 31/05#    Dec. 31/05#      Dec. 31/05#
                                         --------------- --------------  --------------  ---------------
Units, end of year (000s)...............             17              --              --              --
                                         ==============  ==============  ==============  ==============
Unit Fair Value $.......................  9.04 to 13.16  11.56 to 11.61  10.22 to 10.27  10.46 to 10.51

Assets, end of year $ (000s)............            189               0               4               0

Investment income ratio*................           0.00%           0.00%           0.00%           0.00%
Expense ratio, highest to lowest**......     0.625 to 0%     0.625 to 0%     0.625 to 0%     0.625 to 0%
Total return, highest to lowest***...... 16.68 to 16.19% 16.07 to 15.58%   2.66 to 2.22%   5.05 to 4.62%

--------
# Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005

                     John Hancock Variable Life Account UV

8. Financial Highlights (continued)

                                                                      Sub-Account
                                         ---------------------------------------------------------------------
                                                            Total Stock Market U.S. Government  U.S. Large Cap
                                         Total Return Trust    Index Trust     Securities Trust     Trust
                                         ------------------ ------------------ ---------------- --------------
                                             Year Ended         Year Ended        Year Ended      Year Ended
                                            Dec. 31/05#        Dec. 31/05#       Dec. 31/05#     Dec. 31/05#
                                         ------------------ ------------------ ---------------- --------------
Units, end of year (000s)...............               11                 31                --              --
                                           ==============     ==============    ==============  ==============
Unit Fair Value $.......................   10.81 to 10.99     11.85 to 40.10    10.05 to 11.72  11.16 to 11.21

Assets, end of year $ (000s)............              120                585                 0               0

Investment income ratio*................             0.00%              0.00%             0.00%           0.00%
Expense ratio, highest to lowest**......       0.625 to 0%        0.625 to 0%       0.625 to 0%     0.625 to 0%
Total return, highest to lowest***......     1.42 to 1.00%    11.14 to 10.67%     0.96 to 0.52% 12.09 to 11.62%

                                                                     Sub-Account
                                         -------------------------------------------------------------------
                                                                            International    Strategic Income
                                         Utilities Trust   Value Trust   Opportunities Trust      Trust
                                         --------------- --------------  ------------------- ----------------
                                           Year Ended      Year Ended        Year Ended         Year Ended
                                           Dec. 31/05#     Dec. 31/05#       Dec. 31/05#       Dec. 31/05#
                                         --------------- --------------  ------------------- ----------------
Units, end of year (000s)...............             10              --                 1                 --
                                         ==============  ==============    ==============     ==============
Unit Fair Value $....................... 11.53 to 11.57  11.44 to 11.48    12.38 to 12.43     10.24 to 10.28

Assets, end of year $ (000s)............            115               0                12                  0

Investment income ratio*................           0.00%           0.00%             0.00%              0.15%
Expense ratio, highest to lowest**......     0.625 to 0%     0.625 to 0%       0.625 to 0%        0.625 to 0%
Total return, highest to lowest***...... 15.73 to 15.25% 14.84 to 14.36%   24.32 to 23.80%      2.83 to 2.39%

--------
# Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005

                     John Hancock Variable Life Account UV

8. Financial Highlights (continued)

                                                                      Sub-Account
                                         --------------------------------------------------------------------
                                         Large Cap Value  Mid Cap Core   Natural Resources
                                         Trust Series 0      Trust             Trust       Classic Value Trust
                                         --------------- --------------  ----------------- -------------------
                                           Year Ended      Year Ended       Year Ended         Year Ended
                                           Dec. 31/05#    Dec. 31/05#       Dec. 31/05#        Dec. 31/05#
                                         --------------- --------------  ----------------- -------------------
Units, end of year (000s)...............             11               1                8                 10
                                         ==============  ==============   ==============     ==============
Unit Fair Value $....................... 11.53 to 11.58  10.81 to 10.86   13.78 to 13.83     11.22 to 11.27

Assets, end of year $ (000s)............            122              11              107                115

Investment income ratio*................           0.00%           0.00%            0.00%              2.44%
Expense ratio, highest to lowest**......     0.625 to 0%     0.625 to 0%      0.625 to 0%        0.625 to 0%
Total return, highest to lowest***...... 15.78 to 15.31%   8.59 to 8.15%  38.32 to 37.75%    12.71 to 12.24%

                                                                      Sub-Account
                                         ---------------------------------------------------------------------
                                                         Quantitative All    Real Return         Small Cap
                                         All Asset Trust    Cap Trust        Bond Trust     Opportunities Trust
                                         --------------- ---------------- ----------------  -------------------
                                           Year Ended       Year Ended       Year Ended         Year Ended
                                           Dec. 31/05#     Dec. 31/05#       Dec. 31/05#        Dec. 31/05#
                                         --------------- ---------------- ----------------  -------------------
Units, end of year (000s)...............              4               --                 8                --
                                         ==============   ==============  ================    ==============
Unit Fair Value $....................... 10.46 to 10.51   11.43 to 11.47      9.92 to 9.96    11.59 to 11.63

Assets, end of year $ (000s)............             37                0                83                 2

Investment income ratio*................           4.61%            6.22%             0.00%             0.00%
Expense ratio, highest to lowest**......     0.625 to 0%      0.625 to 0%       0.625 to 0%       0.625 to 0%
Total return, highest to lowest***......   5.08 to 4.64%  14.75 to 14.28% (0.37) to (0.80)%   16.32 to 15.86%

--------
# Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005

                     John Hancock Variable Life Account UV

8. Financial Highlights (continued)

a     Total accumulation units not greater than 500 units
b     Assets no greater than $500
c Portfolio distributed no dividends from investment income during the period
(*) These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.
(***) These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

9. Transaction with Affiliates

John Hancock Distributors LLC (formerly Manulife Financial Securities LLC), a registered broker-dealer and wholly owned subsidiary of JHLICO, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC (formerly Manulife Financial Securities LLC) or other broker-dealers having distribution agreements with John Hancock Distributors LLC (formerly Manulife Financial Securities LLC) who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHLICO has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months' notice. Under this Agreement, JHLICO pays for legal, actuarial, investment and certain other administrative services.

                     John Hancock Variable Life Account UV

9. Transaction with Affiliates (continued)

Majority of the investments held by the Account are invested in the Trust (note
1).

Mortality and expense risk charges, as described in note 3, are paid to JHLICO.

10. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHLICO believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                    Prospectus Supplement Dated May 1, 2006


     This prospectus supplement is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company and offering interests in John Hancock Variable Life Account UV.

     This supplement describes the changes that have been made in the product prospectuses pertaining to variable investment options that are available. Please note that certain of the investment options described in this prospectus supplement may not be available to you under your policy.




1. The prospectus for the "Annual Premium Variable Life" product is amended to replace the list of available investment options on page 1 of the product prospectus with the following:

International Equity Index B
Blue Chip Growth
Real Estate Securities

Growth & Income
Managed

Active Bond
Money Market B


2. The prospectuses for the "Medallion Variable Life," "Flex-V1" and "Flex-V2" products are amended to replace the list of available investment options on page 1 of the product prospectus with the following:

Small Cap Growth
Mid Cap Stock
International Equity Index B
Overseas Equity
Capital Appreciation
Blue Chip Growth
Real Estate Securities

Mid Value
Growth & Income
500 Index B
Equity-Income
Managed
High Yield
Global Bond

Bond Index B
Active Bond
Short-Term Bond
Money Market B
Lifestyle Growth
Lifestyle Balanced
Lifestyle Moderate

3. The prospectuses for the "Performance Survivorship Variable Universal Life," "Medallion Variable Universal Life Edge," "Medallion Variable Universal Life Plus," "Variable Estate Protection," "Variable Estate Protection Plus" and "Variable Estate Protection Edge" products are amended to replace the list of available investment options on page 1 of the product prospectus with the following:

Science & Technology
Pacific Rim
Health Sciences
Emerging Growth
Small Cap Growth
Emerging Small Company
Small Cap
Small Cap Index
Dynamic Growth
Mid Cap Stock
Natural Resources
All Cap Growth
Strategic Opportunities
Financial Services
International Opportunities
International Small Cap
International Equity Index B
Overseas Equity
American International
International Value
International Core
Quantitative Mid Cap
Mid Cap Index
Mid Cap Core
Global
Capital Appreciation
American Growth

U.S. Global Leaders Growth
Quantitative All Cap
All Cap Core
Total Stock Market Index
Blue Chip Growth
U.S. Large Cap
Core Equity
Strategic Value
Large Cap Value
Classic Value
Utilities
Real Estate Securities
Small Cap Opportunities
Small Cap Value
Small Company Value
Special Value
Mid Value
Mid Cap Value
Value
All Cap Value
Growth & Income
500 Index B
Fundamental Value
U.S. Core
Large Cap
Quantitative Value
American Growth-Income

Equity-Income
American Blue Chip Income and Growth
Income & Value
Managed
PIMCO VIT All Asset
Global Allocation
High Yield
U.S. High Yield Bond
Strategic Bond
Strategic Income
Global Bond
Investment Quality Bond
Total Return
American Bond
Real Return Bond
Bond Index B
Core Bond
Active Bond
U.S. Government Securities
Short-Term Bond
Money Market B
Lifestyle Aggressive
Lifestyle Growth
Lifestyle Balanced
Lifestyle Moderate
Lifestyle Conservative

4. The last two tables appearing in the section entitled "Fee Tables" are deleted and the following substituted in their place. Please note that certain of the investment options described in these tables may not be available to you under your policy.

     The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.


            Total Annual Portfolio Operating Expenses                   Minimum        Maximum
 Range of expenses, including management fees, distribution and/
                                                                       0.50%          1.53%
 or service (12b-1) fees, and other expenses

     The next table describes the fees and expenses for each class of shares of each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the portfolio as its underlying investment medium. Except for the American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio's actual expenses for the year ended December 31, 2005.

     Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)


                                                   Management        12b-1          Other              Total
Portfolio                                             Fees            Fees        Expenses        Annual Expenses
--------------------------------------------      ------------      -------      ----------      ----------------
 Science & Technology ......................      1.05%A            N/A          0.07%           1.12%
 Pacific Rim ...............................      0.80%             N/A          0.24%           1.04%
 Health Sciences ...........................      1.05%A            N/A          0.12%           1.17%
 Emerging Growth ...........................      0.80%             N/A          0.08%           0.88%
 Small Cap Growth ..........................      1.07%             N/A          0.06%           1.13%
 Emerging Small Company ....................      0.97%             N/A          0.07%           1.04%
 Small CapB ................................      0.85%             N/A          0.03%           0.88%
 Small Cap Index ...........................      0.49%             N/A          0.04%           0.53%
 Dynamic Growth ............................      0.95%             N/A          0.07%           1.02%
 Mid Cap Stock .............................      0.84%             N/A          0.08%           0.92%
 Natural Resources .........................      1.00%             N/A          0.07%           1.07%
 All Cap Growth ............................      0.85%             N/A          0.06%           0.91%
 Strategic Opportunities ...................      0.80%             N/A          0.08%           0.88%
 Financial Services ........................      0.82%C            N/A          0.09%           0.91%
 International Opportunities ...............      0.90%             N/A          0.06%           0.96%
 International Small Cap ...................      0.92%             N/A          0.21%           1.13%
 International Equity Index BB/D/I .........      0.55%             N/A          0.04%           0.59%
 Overseas EquityB ..........................      1.05%             N/A          0.23%           1.28%
 American InternationalE/H .................      0.52%             0.60%        0.08%           1.20%
 International Value .......................      0.82%F            N/A          0.19%           1.01%
 International Core ........................      0.89%             N/A          0.07%           0.96%
 Quantitative Mid Cap ......................      0.74%             N/A          0.10%           0.84%
 Mid Cap Index .............................      0.49%             N/A          0.04%           0.53%
 Mid Cap Core ..............................      0.87%             N/A          0.08%           0.95%
 Global ....................................      0.82%F            N/A          0.16%           0.98%
 Capital Appreciation ......................      0.81%             N/A          0.05%           0.86%
 American GrowthE ..........................      0.33%             0.60%        0.04%           0.97%
 U.S. Global Leaders Growth ................      0.70%             N/A          0.06%           0.76%
 Quantitative All Cap ......................      0.71%             N/A          0.06%           0.77%

                                                       Management       12b-1          Other              Total
Portfolio                                                 Fees           Fees        Expenses        Annual Expenses
------------------------------------------------      -----------      -------      ----------      ----------------
 All Cap Core ..................................      0.80%            N/A          0.07%           0.87%
 Total Stock Market Index ......................      0.49%            N/A          0.04%           0.53%
 Blue Chip Growth ..............................      0.81%A           N/A          0.07%           0.88%
 U.S. Large Cap ................................      0.83%            N/A          0.06%           0.89%
 Core Equity ...................................      0.79%            N/A          0.06%           0.85%
 Strategic Value ...............................      0.85%            N/A          0.08%           0.93%
 Large Cap Value ...............................      0.84%            N/A          0.08%           0.92%
 Classic Value .................................      0.80%            N/A          0.24%           1.04%
 Utilities .....................................      0.85%            N/A          0.19%           1.04%
 Real Estate Securities ........................      0.70%            N/A          0.06%           0.76%
 Small Cap Opportunities .......................      0.99%            N/A          0.08%           1.07%
 Small Cap ValueB/D ............................      1.07%            N/A          0.05%           1.12%
 Small Company ValueD ..........................      1.03%A           N/A          0.05%           1.08%
 Special Value .................................      1.00%            N/A          0.21%           1.21%
 Mid Value .....................................      0.98%A           N/A          0.08%           1.06%
 Mid Cap Value .................................      0.85%            N/A          0.05%           0.90%
 Value .........................................      0.74%            N/A          0.06%           0.80%
 All Cap Value .................................      0.83%            N/A          0.07%           0.90%
 Growth & IncomeB ..............................      0.68%            N/A          0.08%           0.76%
 500 Index BB/D/I ..............................      0.47%            N/A          0.03%           0.50%
 Fundamental Value .............................      0.77%C           N/A          0.05%           0.82%
 U.S. Core .....................................      0.76%            N/A          0.05%           0.81%
 Large CapB ....................................      0.84%            N/A          0.05%           0.89%
 Quantitative Value ............................      0.70%            N/A          0.06%           0.76%
 American Growth-IncomeE .......................      0.28%            0.60%        0.05%           0.93%
 Equity-Income .................................      0.81%A           N/A          0.05%           0.86%
 American Blue Chip Income and GrowthE .........      0.44%            0.60%        0.04%           1.08%
 Income & Value ................................      0.79%            N/A          0.08%           0.87%
 ManagedB ......................................      0.69%            N/A          0.06%           0.75%
 PIMCO VIT All Asset ...........................      0.20%            0.25%        1.08%G          1.53%
 Global Allocation .............................      0.85%            N/A          0.19%           1.04%
 High Yield ....................................      0.66%            N/A          0.07%           0.73%
 U.S. High Yield BondB/D .......................      0.74%            N/A          0.21%           0.95%
 Strategic Bond ................................      0.67%            N/A          0.08%           0.75%
 Strategic Income ..............................      0.73%            N/A          0.30%           1.03%
 Global Bond ...................................      0.70%            N/A          0.12%           0.82%
 Investment Quality Bond .......................      0.60%            N/A          0.09%           0.69%
 Total Return ..................................      0.70%            N/A          0.07%           0.77%
 American BondE ................................      0.43%            0.60%        0.04%           1.07%
 Real Return Bond ..............................      0.70%            N/A          0.07%           0.77%
 Bond Index BB/D/I .............................      0.47%            N/A          0.03%           0.50%
 Core BondB ....................................      0.67%            N/A          0.07%           0.74%
 Active BondB ..................................      0.60%            N/A          0.07%           0.67%
 U.S. Government Securities ....................      0.59%            N/A          0.07%           0.66%
 Short-Term BondB ..............................      0.59%            N/A          0.09%           0.68%
 Money Market BB/D/I ...........................      0.49%            N/A          0.04%           0.53%
 Lifestyle Aggressive ..........................      0.05%            N/A          0.95%H          1.00%
 Lifestyle Growth ..............................      0.05%            N/A          0.89%H          0.94%
 Lifestyle Balanced ............................      0.05%            N/A          0.86%H          0.91%

                                        Management       12b-1          Other              Total
Portfolio                                  Fees           Fees        Expenses        Annual Expenses
---------------------------------      -----------      -------      ----------      ----------------
 Lifestyle Moderate .............      0.05%            N/A          0.81%H          0.86%
 Lifestyle Conservative .........      0.05%            N/A          0.78%H          0.83%


A The adviser has voluntarily agreed to waive a portion of its advisory fee for the Blue Chip Growth, Equity-Income, Health Sciences, Mid Value, Science & Technology, and Small Company Value portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios").

The percentage fee reduction is as follows:



Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the Management Fee)
----------------------------------      ----------------------------------------
  First $750 million..............                        0.00%
  Over $750 million...............                         5.0%


Effective November 1, 2006, the percentage reduction will be as follows:



Combined Average Daily Net                               Fee Reduction
Assets of the T. Rowe Portfolios            (as a percentage of the Management Fee)
-------------------------------------      ----------------------------------------
  First $750 million.................                        0.00%
  Next $750 million..................                         5.0%
  Excess over $1.5 billion...........                         7.5%


This voluntary fee waiver may be terminated at any time by the adviser.

B Commenced operations April 29, 2005.

C For the period prior to October 14, 2005, the adviser voluntarily agreed to reduce its advisory fee for the Financial Services and Fundamental Value portfolios to the amounts shown below as a percentage of average annual net assets.


                                                              Between $50 million        Excess Over
Portfolio                            First $50 million          and $500 million         $500 million
------------------------------      -------------------      ---------------------      -------------
  Financial Services .........            0.85%                     0.80%                   0.75%
  Fundamental Value ..........            0.85%                     0.80%                   0.75%


Effective October 14, 2005, the advisory fees for the Financial Services and the Fundamental Value portfolios were lowered to the rates for the voluntary advisory fee waiver set forth above and the voluntary advisory fee waiver was eliminated.

If the advisory fee waiver for the period prior to October 14, 2005 were reflected, it is estimated that the management fees for these portfolios would have been as follows:


  Financial Services .........      0.82%
  Fundamental Value ..........      0.77%


DBased on estimates for the current fiscal year.

EReflects the aggregate annual operating expenses of each portfolio and its corresponding master fund. In the case of the American Blue Chip Income and Growth, American Bond, American Growth, American Growth-Income and American International portfolios, and during the year ended December 31, 2005, Capital Research Management Company (the adviser to the American Blue Chip Income and Growth, American Bond, American Growth, American Growth-Income and American International portfolios) voluntarily reduced investment management fees to rates provided by amended agreement effective April 1, 2004. If such fee waiver had been reflected, the management fee would be 0.40%, 0.39%, 0.30%, 0.25% and 0.47% and Total Annual Expenses would be 1.04%, 1.03%, 0.94%, 0.90% and 1.15% .


FEffective December 9, 2003, due to a decrease in the subadvisory fees for the Global and International Value portfolios, the adviser voluntarily agreed to waive its advisory fees so that the amount retained by the adviser after payment of the subadvisory fees for each such portfolio does not exceed 0.45% of the portfolio's average net assets. For the year ended December 31, 2005, the effective annual advisory fee for the Global Trust and International Value portfolios was 0.77% and 0.78%, respectively. These advisory fee waivers may be rescinded at any time.

G"Other Expenses" for the PIMCO All Asset portfolio reflect an administrative fee of 0.25%, a service fee of 0.20% and expenses of underlying funds in which the PIMCO All Asset portfolio invests ("PIMCO Underlying Funds"). The PIMCO Underlying Funds` expenses (0.63%) are estimated based upon an allocation of the portfolio's assets among the PIMCO Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these PIMCO Underlying Funds. PIMCO Underlying Fund expenses will vary with changes in the expenses of the PIMCO Underlying Funds, as well as allocation of the portfolio's assets, and may be higher or lower than those shown above. PIMCO has contractually agreed, for the portfolio`s current fiscal year, to waive its advisory fee to the extent that the PIMCO Underlying Funds' expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in PIMCO Underlying Funds.

HEach of the Lifestyle Trusts may invest in all the other Trust portfolios except the American Growth, American International, the American Blue Chip Income and Growth, the American Bond, and the American Growth-Income portfolios (the "Underlying Portfolios"). The Total Annual Expenses for the Underlying Portfolios range from 0.50% to 1.53%.

IThe adviser for this fund has agreed, pursuant to its agreement with the John Hancock Trust, to waive its management fee (or, if necessary, reimburse expenses of the fund) to the extent necessary to limit the fund`s "Annual Operating Expenses". A fund's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the fund not incurred in the ordinary course of the fund`s business. Under the agreement, the adviser's obligation will remain in effect until May 1, 2007 and will terminate after that date only if the John Hancock Trust, without the prior written consent of the adviser, sells shares of the fund to (or has shares of the fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement. If this fee waiver had been reflected, the management fee shown for the 500 Index Trust B, Bond Index Trust B, International Equity Index Trust B and Money Market Trust B would be 0.22%, 0.22%, 0.30% and 0.24%, respectively, and the Total Fund Annual Expenses shown would be 0.25%, 0.25%, 0.34% and 0.28%, respectively.

5. The Table of Investment Options and Investment Subadvisers is deleted and the following is substituted in its place. Please note that certain of the investment options described in this table may not be available to you under your policy.


Table of Investment Options and Investment Subadvisers

     When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") (or the PIMCO Variable Insurance Trust (the "PIMCO Trust") with respect to the All Asset portfolio) and hold the shares in a sub-account of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2005, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

     The John Hancock Trust and the PIMCO Trust are so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS LLC and indirectly benefit from any investment management fees JHIMS LLC retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

     Each of the American Blue Chip Income and Growth, American Bond, American Growth-Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as "feeder funds", which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds.

     The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

     The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

     The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

     The portfolios available under the policies are as follows:



 Portfolio                      Portfolio Manager
=========================      =================================
 Science & Technology          T. Rowe Price Associates, Inc.
 Pacific Rim                    MFC Global Investment
                               Management (U.S.A.) Limited
 Health Sciences               T. Rowe Price Associates, Inc.
 Emerging Growth                MFC Global Investment
                               Management (U.S.A.) Limited
 Small Cap Growth              Wellington Management Company,
                               LLP
 Emerging Small Company         Franklin Advisers, Inc.
 Small Cap                     Independence Investment LLC
 Small Cap Index                MFC Global Investment
                               Management (U.S.A.) Limited
 Dynamic Growth                Deutsche Asset Management Inc.
 Mid Cap Stock                  Wellington Management Company,
                               LLP
 Natural Resources             Wellington Management Company,
                               LLP



 Portfolio                      Investment Description
=========================      ===============================================================
 Science & Technology          Seeks long-term growth of capital by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stocks of companies expected to benefit from the
                               development, advancement, and use of science and
                               technology. Current income is incidental to the portfolio's objective.
 Pacific Rim                    Seeks long-term growth of capital by investing in a
                               diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations
                               domiciled in countries in the Pacific Rim region.
 Health Sciences               Seeks long-term capital appreciation by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stocks of companies engaged in the research, development,
                               production, or distribution of products or services related to health care, medicine, or the life sciences.
 Emerging Growth                Seeks superior long-term rates of return through capital
                               appreciation by investing, under normal circumstances,
                               primarily in high quality securities and convertible
                               instruments of small-cap U.S. companies.
 Small Cap Growth              Seeks long-term capital appreciation by investing, under
                               normal market conditions, primarily in small-cap
                               companies that are believed to offer above average potential for growth in revenues and earnings.
 Emerging Small Company         Seeks long-term growth of capital by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stock equity securities of companies with market
                               capitalizations that approximately match the range of
                               capitalization of the Russell 2000 Growth Index* at the
                               time of purchase.
 Small Cap                     Seeks maximum capital appreciation consistent with
                               reasonable risk to principal by investing, under normal
                               market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization is
                               under $2 billion.
 Small Cap Index                Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to
                               track the performance of the Russell 2000 Index.*
 Dynamic Growth                Seeks long-term growth of capital by investing in stocks
                               and other equity securities of medium-sized U.S. companies with strong growth potential.
 Mid Cap Stock                  Seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant
                               capital appreciation potential.
 Natural Resources             Seeks long-term total return by investing, under normal
                               market conditions, primarily in equity and equity-related
                               securities of natural resource-related companies worldwide.

 Portfolio                            Portfolio Manager
===============================      ====================================
 All Cap Growth                      AIM Capital Management, Inc.
 Strategic Opportunities              Fidelity Management & Research
                                     Company
 Financial Services                  Davis Advisors
 International Opportunities          Marisco Capital Management, LLC
 International Small Cap             Templeton Investment Counsel, Inc.
 International Equity Index B         SSgA Funds Management, Inc.
 Overseas Equity                     Capital Guardian Trust Company
 American International               Capital Research Management
                                     Company
 International Value                 Templeton Investment Counsel, Inc.



 Portfolio                            Investment Description
===============================      ====================================================================
 All Cap Growth                      Seeks long-term capital appreciation by investing the
                                     portfolio's assets, under normal market conditions,
                                     principally in common stocks of companies that are likely
                                     to benefit from new or innovative products, services or
                                     processes, as well as those that have experienced above
                                     average, long-term growth in earnings and have excellent
                                     prospects for future growth.
 Strategic Opportunities              Seeks growth of capital by investing primarily in common
                                     stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a
                                     combination of both.
 Financial Services                  Seeks growth of capital by investing primarily in common
                                     stocks of financial companies. During normal market
                                     conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in
                                     companies that are principally engaged in financial
                                     services. A company is "principally engaged" in financial
                                     services if it owns financial services-related assets
                                     constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.
 International Opportunities          Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 65% of its assets in
                                     common stocks of foreign companies that are selected for
                                     their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The
                                     portfolio normally invests in issuers from at least three
                                     different countries not including the U.S. The portfolio may invest in common stocks of companies operating in
                                     emerging markets.
 International Small Cap             Seeks capital appreciation by investing primarily in the
                                     common stock of companies located outside the U.S. which
                                     have total stock market capitalization or annual revenues of
                                     $1.5 billion or less.
 International Equity Index B         Seeks to track the performance of broad-based equity
                                     indices of foreign companies in developed and emerging
                                     markets by attempting to track the performance of the
                                     MSCI All Country World ex-US Index*. (Series I shares
                                     are available for sale to contracts purchased prior to May
                                     13, 2002; Series II shares are available for sale to contracts purchased on or after May 13, 2002).
 Overseas Equity                     Seeks long-term capital appreciation by investing, under
                                     normal conditions, at least 80% of its assets in equity
                                     securities of a diversified mix of large established and
                                     medium-sized foreign companies located primarily in
                                     developed countries and, to a lesser extent, in emerging
                                     markets.
 American International               Invests all of its assets in Class 2 shares of the International
                                     Fund, a series of American Fund Insurance Series. The
                                     International Fund invests primarily in common stocks of
                                     companies located outside the United States.
 International Value                 Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging
                                     markets.

 Portfolio                          Portfolio Manager
=============================      ====================================
 International Core                Grantham, Mayo, Van Otterloo &
                                   Co. LLC
 Quantitative Mid Cap               MFC Global Investment
                                   Management (U.S.A.) Limited
 Mid Cap Index                     MFC Global Investment
                                   Management (U.S.A.) Limited
 Mid Cap Core                       AIM Capital Management, Inc.
 Global                            Templeton Global Advisors Limited
 Capital Appreciation               Jennison Associates LLC
 American Growth                   Capital Research Management
                                   Company
 U.S. Global Leaders Growth         Sustainable Growth Advisers, L.P.
 Quantitative All Cap              MFC Global Investment
                                   Management (U.S.A.) Limited
 All Cap Core                       Deutsche Asset Management Inc.
 Total Stock Market Index          MFC Global Investment
                                   Management (U.S.A.) Limited
 Blue Chip Growth                   T. Rowe Price Associates, Inc.



 Portfolio                          Investment Description
=============================      ================================================================
 International Core                Seeks to outperform the MSCI EAFA Index* by investing
                                   typically in a diversified portfolio of equity investments from developed markets other than the U.S.
 Quantitative Mid Cap               Seeks long-term growth of capital by investing, under
                                   normal market conditions, at least 80% of its total assets
                                   (plus any borrowings for investment purposes) in U.S. mid-
                                   cap stocks, convertible preferred stocks, convertible bonds and warrants.
 Mid Cap Index                     Seeks to approximate the aggregate total return of a mid-
                                   cap U.S. domestic equity market index by attempting to
                                   track the performance of the S&P Mid Cap 400 Index*.
 Mid Cap Core                       Seeks long-term growth of capital by investing, under
                                   normal market conditions, at least 80% of its assets in
                                   equity securities, including convertible securities, of mid-
                                   capitalization companies.
 Global                            Seeks long-term capital appreciation by investing, under
                                   normal market conditions, at least 80% of its net assets
                                   (plus any borrowings for investment purposes) in equity
                                   securities of companies located anywhere in the world,
                                   including emerging markets.
 Capital Appreciation               Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                   subadviser believes have above-average growth prospects.
                                   These companies are generally medium-to-large
                                   capitalization companies.
 American Growth                   Invests all of its assets in Class 2 shares of the Growth
                                   Fund, a series of American Fund Insurance Series. The
                                   Growth Fund invests primarily in common stocks of
                                   companies that appear to offer superior opportunities for
                                   growth of capital.
 U.S. Global Leaders Growth         Seeks long-term growth of capital by investing, under
                                   normal market conditions, primarily in common stocks of
                                   "U.S. Global Leaders."
 Quantitative All Cap              Seeks long-term growth of capital by investing, under
                                   normal circumstances, primarily in equity securities of U.S.
                                   companies. The portfolio will generally focus on equity
                                   securities of U.S. companies across the three market
                                   capitalization ranges of large, mid and small.
 All Cap Core                       Seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within
                                   the Russell 3000 Index*.
 Total Stock Market Index          Seeks to approximate the aggregate total return of a broad
                                   U.S. domestic equity market index by attempting to track
                                   the performance of the Wilshire 5000 Equity Index*.
 Blue Chip Growth                   Seeks to achieve long-term growth of capital (current
                                   income is a secondary objective) by investing, under
                                   normal market conditions, at least 80% of the portfolio's
                                   total assets in the common stocks of large and medium-
                                   sized blue chip growth companies. Many of the stocks in
                                   the portfolio are expected to pay dividends.

 Portfolio                       Portfolio Manager
==========================      ===================================
 U.S. Large Cap                 Capital Guardian Trust Company
 Core Equity                     Legg Mason Funds Management,
                                Inc.
 Strategic Value                Massachusetts Financial Services
                                Company
 Large Cap Value                 Mercury Advisors
 Classic Value                  Pzena Investment Management,
                                LLC
 Utilities                       Massachusetts Financial Services
                                Company
 Real Estate Securities         Deutsche Asset Management Inc.
 Small Cap Opportunities         Munder Capital Management
 Small Cap Value                Wellington Management Company,
                                LLP
 Small Company Value             T. Rowe Price Associates, Inc.



 Portfolio                       Investment Description
==========================      ===============================================================
 U.S. Large Cap                 Seeks long-term growth of capital and income by investing
                                the portfolio's assets, under normal market conditions,
                                primarily in equity and equity-related securities of
                                companies with market capitalization greater than $500
                                million.
 Core Equity                     Seeks long-term capital growth by investing, under normal
                                market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.
                                The subadviser seeks to purchase securities at large
                                discounts to the subadviser's assessment of their intrinsic value.
 Strategic Value                Seeks capital appreciation by investing, under normal
                                market conditions, at least 65% of its net assets in common stocks and related securities of companies which the
                                subadviser believes are undervalued in the market relative to their long term potential.
 Large Cap Value                 Seeks long-term growth of capital by investing, under
                                normal market conditions, primarily in a diversified
                                portfolio of equity securities of large cap companies located in the U.S.
 Classic Value                  Seeks long-term growth of capital by investing, under
                                normal market conditions, at least 80% of its net assets in domestic equity securities.
 Utilities                       Seeks capital growth and current income (income above
                                that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of
                                domestic and foreign companies in the utilities industry.
 Real Estate Securities         Seeks to achieve a combination of long-term capital
                                appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate
                                companies.
 Small Cap Opportunities         Seeks long-term capital appreciation by investing, under
                                normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index*.
 Small Cap Value                Seeks long-term capital appreciation by investing, under
                                normal market conditions, at least 80% of its assets in
                                small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital
                                appreciation.
 Small Company Value             Seeks long-term growth of capital by investing, under
                                normal market conditions, primarily in small companies
                                whose common stocks are believed to be undervalued.
                                Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for
                                investment purposes) in companies with a market
                                capitalization that do not exceed the maximum market
                                capitalization of any security in the Russell 2000 Index* at the time of purchase.

 Portfolio                          Portfolio Manager
=============================      =================================
 Special Value                     Salomon Brothers Asset
 (only Series II available)        Management Inc.
 Mid Value                          T. Rowe Price Associates, Inc.
 Mid Cap Value                     Lord, Abbett & Co
 Value                              Van Kampen
 All Cap Value                     Lord, Abbett & Co
 Growth & Income                    Independence Investment LLC
 500 Index B                       MFC Global Investment
                                   Management (U.S.A.) Limited
 Fundamental Value                  Davis Advisors
 U.S. Core                         Grantham, Mayo, Van Otterloo &
                                   Co. LLC
 Large Cap                          UBS Global Asset Management
 Quantitative Value                MFC Global Investment
                                   Management (U.S.A.) Limited



 Portfolio                          Investment Description
=============================      ===============================================================
 Special Value                     Seeks long-term capital growth by investing, under normal
 (only Series II available)        circumstances, at least 80% of its net assets in common
                                   stocks and other equity securities of companies whose
                                   market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell
                                   2000 Value Index*.
 Mid Value                          Seeks long-term capital appreciation by investing, under
                                   normal market conditions, primarily in a diversified mix of common stocks of mid size U.S. companies that are
                                   believed to be undervalued by various measures and offer
                                   good prospects for capital appreciation.
 Mid Cap Value                     Seeks capital appreciation by investing, under normal
                                   market conditions, at least 80% of the portfolio's net assets
                                   (plus any borrowings for investment purposes) in mid-sized companies, with market capitalization of roughly $500
                                   million to $10 billion.
 Value                              Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies
                                   with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index*.
 All Cap Value                     Seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization
                                   ranges that the subadviser believes are undervalued.
 Growth & Income                    Seeks income and long-term capital appreciation by
                                   investing, under normal market conditions, primarily in a
                                   diversified mix of common stocks of large U.S. companies.
 500 Index B                       Seeks to approximate the aggregate total return of a broad
                                   U.S. domestic equity market index investing, under normal
                                   market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common
                                   stocks that are included in the S&P 500 Index* and (b)
                                   securities (which may or may not be included in the S&P
                                   500 Index) that MFC Global (U.S.A.) believes as a group
                                   will behave in a manner similar to the index.
 Fundamental Value                  Seeks growth of capital by investing, under normal market
                                   conditions, primarily in common stocks of U.S. companies
                                   with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.
 U.S. Core                         Seeks long-term growth of capital and income, consistent
                                   with prudent investment risk, by investing primarily in a
                                   diversified portfolio of common stocks of U.S. issuers
                                   which the subadviser believes are of high quality.
 Large Cap                          Seeks to maximize total return, consisting of capital
                                   appreciation and current income by investing, under normal circumstances, at least 80% of its net assets (plus
                                   borrowings for investment purposes, if any) in equity
                                   securities of U.S. large capitalization companies.
 Quantitative Value                Seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.

 Portfolio                               Portfolio Manager
==================================      =================================
 American Growth-Income                 Capital Research Management
                                        Company
 Equity-Income                           T. Rowe Price Associates, Inc.
 American Blue Chip Income              Capital Research Management
 and Growth                             Company
 Income & Value                          Capital Guardian Trust Company
 Managed                                Independence Investment LLC
                                        Capital Guardian Trust Company
                                        Declaration Management &
                                        Research LLC
 PIMCO VIT All Asset Portfolio           Pacific Investment Management
 (a series of the PIMCO Variable        Company
 Insurance Trust) (only Class M
 is available for sale)
 Global Allocation                      UBS Global Asset Management
 High Yield                              Salomon Brothers Asset
                                        Management Inc.
 U.S. High Yield Bond                   Wells Fargo Fund Management,
                                        LLC
 Strategic Bond                          Salomon Brothers Asset
                                        Management Inc.



 Portfolio                               Investment Description
==================================      ===============================================================
 American Growth-Income                 Invests all of its assets in Class 2 shares of the Growth-
                                        Income Fund, a series of American Fund Insurance Series.
                                        The Growth-Income Fund invests primarily in common
                                        stocks or other securities which demonstrate the potential for appreciation and/or dividends.
 Equity-Income                           Seeks to provide substantial dividend income and also long-
                                        term capital appreciation by investing primarily in
                                        dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing
                                        dividends and capital appreciation.
 American Blue Chip Income              Invests all of its assets in Class 2 shares of the Blue Chip
 and Growth                             Income and Growth Fund, a series of American Fund
                                        Insurance Series. The Blue Chip Income and Growth Fund
                                        invests primarily in common stocks of larger, more
                                        established companies based in the U.S. with market
                                        capitalizations of $4 billion and above.
 Income & Value                          Seeks the balanced accomplishment of (a) conservation of
                                        principal and (b) long-term growth of capital and income
                                        by investing the portfolio's assets in both equity and fixed-
                                        income securities. The subadviser has full discretion to
                                        determine the allocation between equity and fixed income
                                        securities.
 Managed                                Seeks the balanced accomplishment of (a) conservation of
                                        principal and (b) long-term growth of capital and income
                                        by investing the portfolio's assets in both equity and fixed-
                                        income securities. The subadviser has full discretion to
                                        determine the allocation between equity and fixed income
                                        securities.
 PIMCO VIT All Asset Portfolio           The portfolio invests primarily in a diversified mix of: (a)
 (a series of the PIMCO Variable        common stocks of large and mid sized U.S. companies, and
 Insurance Trust) (only Class M         (b) bonds with an overall intermediate term average
 is available for sale)                 maturity.
 Global Allocation                      Seeks total return, consisting of long-term capital
                                        appreciation and current income, by investing in equity and fixed income securities of issuers located within and
                                        outside the U.S.
 High Yield                              Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities,
                                        including corporate bonds and other fixed-income
                                        securities.
 U.S. High Yield Bond                   Seeks total return with a high level of current income by
                                        investing, under normal market conditions, primarily in
                                        below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy
                                        preferred and other convertible securities and bank loans.
 Strategic Bond                          Seeks a high level of total return consistent with
                                        preservation of capital by giving its subadviser broad
                                        discretion to deploy the portfolio's assets among certain
                                        segments of the fixed income market as the subadviser
                                        believes will best contribute to achievement of the
                                        portfolio's investment objective.

 Portfolio                       Portfolio Manager
==========================      ==================================
 Strategic Income               Sovereign Asset Management, LLC,
                                LLC
 Global Bond                     Pacific Investment Management
                                Company
 Investment Quality Bond        Wellington Management Company,
                                LLP
 Total Return                    Pacific Investment Management
                                Company
 American Bond                  Capital Research Management Co
                                LLC
 Real Return Bond                Pacific Investment Management
                                Company
 Bond Index B                   Declaration Management &
                                Research LLC
 Core Bond                       Wells Fargo Fund Management,
                                LLC
 Active Bond                    Declaration Management &
                                Research LLC
                                Sovereign Asset Management, LLC



 Portfolio                       Investment Description
==========================      ==============================================================
 Strategic Income               Seeks a high level of current income by investing, under
                                normal market conditions, primarily in foreign government
                                and corporate debt securities from developed and emerging
                                markets; U.S. Government and agency securities; and U.S.
                                high yield bonds.
 Global Bond                     Seeks to realize maximum total return, consistent with
                                preservation of capital and prudent investment
                                management, by investing the portfolio's assets primarily in fixed income securities denominated in major foreign
                                currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.
 Investment Quality Bond        Seeks a high level of current income consistent with the
                                maintenance of principal and liquidity, by investing in a
                                diversified portfolio of investment grade bonds.
                                Investments will tend to focus on corporate bonds and U.S.
                                Government bonds with intermediate to longer term
                                maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.
 Total Return                    Seeks to realize maximum total return, consistent with
                                preservation of capital and prudent investment
                                management, by investing, under normal market
                                conditions, at least 65% of the portfolio's assets in a
                                diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally
                                vary within a three-to six-year time frame based on the
                                subadviser's forecast for interest rates.
 American Bond                  Seeks to maximize current income and preserve capital.
 Real Return Bond                Seeks maximum return, consistent with preservation of
                                capital and prudent investment management, by investing,
                                under normal market conditions, at least 80% of its net
                                assets in inflation-indexed bonds of varying maturities
                                issued by the U.S. and non-U.S. governments and by
                                corporations.
 Bond Index B                   Seeks to track the performance of the Lehman Brothers
                                Aggregate Index** (which represents the U.S. investment
                                grade bond market) by investing at least 80% of its assets in securities listed in the Lehman Index.
 Core Bond                       Seeks total return consisting of income and capital
                                appreciation by investing, under normal market conditions, in a broad range of investment-grade debt securities. The
                                subadviser invests in debt securities that the subadviser
                                believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate
                                sensitivity. From time to time, the portfolio may also invest in unrated bonds that the subadviser believes are
                                comparable to investment-grade debt securities. Under
                                normal circumstances, the subadviser expects to maintain
                                an overall effective duration range between 4 and 5 1/2
                                years.
 Active Bond                    Seeks income and capital appreciation by investing at least
                                80% of its assets in a diversified mix of debt securities and instruments.

 Portfolio                          Portfolio Manager
=============================      ================================
 U.S. Government Securities        Salomon Brothers Asset
                                   Management Inc.
 Short Term Bond                    Declaration Management &
                                   Research LLC
 Money Market B                    MFC Global Investment
                                   Management (U.S.A.) Limited
 Lifestyle Aggressive               MFC Global Investment
                                   Management (U.S.A.) Limited
                                   Deutsche Asset Management Inc.
 Lifestyle Growth                  MFC Global Investment
                                   Management (U.S.A.) Limited
                                   Deutsche Asset Management Inc.
 Lifestyle Balanced                 MFC Global Investment
                                   Management (U.S.A.) Limited
                                   Deutsche Asset Management Inc.
 Lifestyle Moderate                MFC Global Investment
                                   Management (U.S.A.) Limited
                                   Deutsche Asset Management Inc.
 Lifestyle Conservative             MFC Global Investment
                                   Management (U.S.A.) Limited
                                   Deutsche Asset Management Inc.



 Portfolio                          Investment Description
=============================      ==============================================================
 U.S. Government Securities        Seeks a high level of current income consistent with
                                   preservation of capital and maintenance of liquidity, by
                                   investing in debt obligations and mortgage-backed
                                   securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such
                                   securities.
 Short Term Bond                    Seeks income and capital appreciation by investing at least
                                   80% of its assets in a diversified mix of debt securities and instruments.
 Money Market B                    Seeks maximum current income consistent with
                                   preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397
                                   days or less issued primarily by U. S. entities.
 Lifestyle Aggressive               Seeks to provide long-term growth of capital (current
                                   income is not a consideration) by investing 100% of the
                                   Lifestyle Trust's assets in other portfolios of the Trust
                                   which invest primarily in equity securities.
 Lifestyle Growth                  Seeks to provide long-term growth of capital with
                                   consideration also given to current income by investing
                                   approximately 20% of the Lifestyle Trust's assets in other portfolios of the Trust which invest primarily in fixed
                                   income securities and approximately 80% of its assets in
                                   other portfolios of the Trust which invest primarily in
                                   equity securities.
 Lifestyle Balanced                 Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                                   Lifestyle Trust's assets in other portfolios of the Trust
                                   which invest primarily in fixed income securities and
                                   approximately 60% of its assets in other portfolios of the
                                   Trust which invest primarily in equity securities.
 Lifestyle Moderate                Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                                   Lifestyle Trust's assets in other portfolios of the Trust
                                   which invest primarily in fixed income securities and
                                   approximately 40% of its assets in other portfolios of the
                                   Trust which invest primarily in equity securities.
 Lifestyle Conservative             Seeks to provide a high level of current income with some
                                   consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in other portfolios of the Trust which invest primarily in fixed
                                   income securities and approximately 20% of its assets in
                                   other portfolios of the Trust which invest primarily in
                                   equity securities.


* "Standard & Poor's (Reg. TM)," "S&P 500 (Reg. TM)," "Standard and Poor's 500 (Reg. TM)" and "S&P Mid Cap 400 (Reg. TM)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000 (Reg. TM)," "Russell 2000 (Reg. TM) Growth" and "Russell 3000 (Reg. TM)" are trademarks of Frank Russell Company. "Wilshire 5000 (Reg. TM)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" and "EAFE (Reg. TM)" are trademarks of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

** The Lehman Brothers Aggregate Index is a Bond Index. A Bond Index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

     The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of December 31, 2005, set out below:

     Russell 2000 Growth Index - $26 million to $4.4 billion
     Russell 2000 Index - $105 million to $4.4 billion
     Russell 2500 Index - $26 million to $11.2 billion
     Russell 3000 Index - $26 million to $370 billion
     Russell 2000 Value Index - $41 million to $3.5 billion
     Russell Midcap Value Index - $582 million to $18.2 billion
     Wilshire 5000 Equity Index - $1 million to $370 billion
     MSCI All Country World ex US Index - $419 million to $219.5 billion MSCI EAFA Index - $419 million to $219.5 billion
     S&P Mid Cap 400 Index - $423 million to $14.6 billion
     S&P 500 Composite Stock Price Index - $768 million to $370 billion

Part C: Other Information


Item 27. Exhibits

     (a) John Hancock Board Resolution establishing the separate account. Incorporated by reference to post-effective amendment no. 3 file number 33-63842 filed with the Commission on March 6, 1996.

     (b) Not Applicable.

     (c) (1) Form of Principal Underwriting Agreement. Incorporated by reference to pre-effective amendment number 1 file number 333-131139 filed with the Commission on April 28, 2006.

     (2) Form of General Agent and Broker Dealer Servicing Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors. Incorporated by reference to Pre-Effective number 1, Exhibit 27
(c)(3), file number 333-126668 filed with the Commission on October 12, 2005.

     (3) Form of General Agent and Broker Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors. Incorporated by reference to Pre-Effective number 1, Exhibit 27 (c)(4), file number 333-126668 filed with the Commission on October 12, 2005.

   (d)(i) Form of survivorship variable life insurance policy. Incorporated by reference to pre-pffective amendment no. 1 file number 33-64364 filed with the Commission on October 29, 1993.

   (ii) Form of rider option to split policy. Incorporated by reference to the initial Form S-6 Registration Statement file number 33-64364 filed with the Commission on June 11, 1993.

     (e) Forms of application for Policy. Incorporated by reference to pre-effective amendment no. 1 file number 33-64364 filed with the Commission on October 29, 1993.

   (f)(i) John Hancock's Restated Articles of Organization. Incorporated by reference to post-effective amendment no. 10 file number 333-76662 filed with the Commission on March 7, 2001.

   (ii) John Hancock's Articles of Amendment. Incorporated by reference to pre-effective amendment no.1 file number 333-91448 filed with the Commission on September 23, 2002.

   (iii) John Hancock's Articles of Amendment dated February 18, 2005. Incorporated by reference to post-effective amendment number 9, Exhibit 27(f)(iii), file number 333-42378 filed with the Commission on April 26, 2006.

   (iv) John Hancock's Amended And Restated By-Laws. Incorporated by reference to the Annual Report filed on Form 10-K file number 333-45862 filed with the Commission on March 27, 2002.

   (v) John Hancock's Amended And Restated By-Laws dated July 1, 2004. Incorporated by reference to post-effective amendment number 9, Exhibit 27(f)(v), file number 333-42378 filed with the Commission on April 26, 2006.

     (g) Not Applicable.

   (h)(i) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Life Insurance Company. Incorporated by reference to post-effective amendment no. 1 file number 333-81127 filed with the Commission on May 4, 2000.

   (ii) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Life Insurance Company. Incorporated by reference to Post-effective amendment no. 1 file number 333-81127 filed with the Commission on May 4, 2000.

   (iii) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Life Insurance Company and Massachusetts Financial Services Company. Incorporated by reference to post-effective amendment No. 1 file number 333-81127 filed with the Commission on May 4, 2000.

   (iv) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Life Insurance Company and Certain of its Affiliated Insurance Companies, each on behalf of itself and its Separate Accounts, and John Hancock Funds, Inc. Incorporated by reference to post-effective amendment no. 1 file number 333-81127 filed with the Commission on May 4, 2000.

   (v) Participation Agreement between Janus Aspen Series, Janus Capital
      Corp., and John Hancock Life Insurance Company. Incorporated by reference to file number 333-425 filed with the Commission on November 1, 2001.

   (vi) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company. Incorporated by reference to post-effective amendment no. 4 file number 333-52128 filed with the Commission on September 12, 2002.

   (vii) Participation Agreement among Ayco Series Trust, Mercer Allied Company, L.P. and John Hancock Life Insurance Company. Incorporated by reference to post-effective amendment no. 6 file number 333-52128 filed with the Commission on December 23, 2002.

     (i) Not Applicable.

     (j) Not Applicable.

     (k) Opinion and consent of counsel as to securities being registered. Incorporated by reference to pre-effective amendment no. 1 file number 33-64364 filed with the Commission on October 29, 1993.

     (l) Not Applicable.

     (m) Not Applicable.

     (n) Consent of Independent Registered Public Accounting Firm, filed herewith.

     (n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b), filed herewith.

     (o) Not Applicable.

     (p) Not Applicable.

     (q) Memorandum describing John Hancock and JHVLICO's issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii). Incorporated by reference to post-effective amendment no. 2 file number 33-76662 filed with the Commission on April 19, 1996.

     Powers of Attorney

     (i) Powers of Attorney for John D. DesPrezIII, James R. Boyle, Jonathan Chiel, Robert A. Cook, Marc Costantini, and Warren A. Thomson filed herewith.

Item 28. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY as of April 1,
2006


DIRECTORS
John D. DesPrez, III*
James R. Boyle*
Jonathan Chiel*
Robert A. Cook**
Marc Costantini*
Warren Thomson***
SENIOR EXECUTIVE VICE PRESIDENTS
Donald A. Guloien*****
Peter H. Rubenovitch*****
EXECUTIVE VICE PRESIDENTS
Leo de Bever*****
James R. Boyle*
Robert T. Cassato*
Robert A. Cook**
Simon R. Curtis*****
Marianne Harrison*****
Beverly S. Margolian*****
Peter A. Stuart*****
Warren Thomson*
SENIOR VICE PRESIDENTS
Alison Alden**
Philip Armstrong*****
Peter Copestake****** .......      and Treasurer
Marc Costantini*                   and Chief Financial Officer
Donna Driscoll* .............
Steven Finch***** ...........
James D. Gallagher*
Patrick Gill* ...............      and Controller
Peter Gordon
*** .........................
Scott S. Hartz**
Norman Light*****
Gregory Mack
Ronald J. McHugh***
Laura A. Moore** ............
John Ostler*****
William H. Palmer**
Diana L. Scott*
Alan R. Seghezzi** ..........      and Counsel
Ivor J. Thomas***
John G. Vrysen**
Keith Walter*****
VICE PRESIDENTS
Loida R. Abraham**
Emanuel Alves* ..............      Counsel, and Corporate Secretary
Roy V. Anderson******
Susan Bellingham******
Wendy A. Benson**
Stephen J. Blewitt**
Robert Boyda*
George H. Braun**
James Brockelman*
John Burrow
*** .........................
William Burrow*
Tyler Carr*

Philip Clarkson** ...............      and Counsel
Brian Collins*****
John J. Danello*
Willma Davis**
Brent Dennis**
Michael Dommeruth
*** .............................
Carol Nicholson Fulp*
John Egbert*
Edward Eng******
Paul C. English***
Patrick Flynn*****
Joseph A. Fournier***
Richard Harris*****
David Hayter*****
Kevin Hill*
E. Kendall Hines**
James C. Hoodlet***                    and Counsel
Naveed Irshad**
Roy Kapoor******
Robert Kilimnik*****
Frank Knox*
Jonathan Kutrubes*
Cynthia Lacasse**
Robert Leach*
David Libbey*
David Longfritz*
Katherine MacMillan******
Janis K. McDonough**
William McPadden**
John Maynard**
Peter J. Mongeau**
Curtis Morrison***
Karen V. Morton-Grooms*** .......      and Counsel
Colm D. Mullarkey***
Scott Navin***
Nina Nicolosi*
Kenneth V. Nordstrom**
Geraldine F. Pangaro***
Phillip J. Peters**
Steven Pinover*
Deborah A. Poppel**
S. Mark Ray**
Jill Rebman*****
Karl G. Reinhold**
Mark Rizza*
Andrew Ross******
George Rothauser******
Thomas Samoluk*
Yiji S. Starr*
Margo Sammons*****
Joseph Scott*
Gordon Shone*
Jonnie Smith*
Bruce R. Speca*
Michael H. Studley*** ...........      and Counsel
Brooks E. Tingle**
Dennis Turner*****
Randy Zipse***
Wayne Zuk***** ..................      and Assistant Treasurer

     * Principal business office is 601 Congress Street, Boston, MA 02110

     **Principal business office is 197 Clarendon Street, Boston, MA 02117

     ***Principal business office is 200 Clarendon Street, Boston, MA 02117

     **** Principal business office is 380 Stuart Street, Boston, MA 02116

     ***** Principal business office is 200 Bloor Street, Toronto, Canada
   M4W1E5

     ****** Principal business office is 250 Bloor Street, Toronto, Canada
   M4W1E5


Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of John Hancock, operated as a unit investment trust. Registrant supports benefits payable under John Hancock's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type.

A list of persons directly or indirectly controlled by or under common contract with John Hancock as of December 31, 2005 appears below:

     Subsidiary Name

     AIMV, LLC

     American Annuity Agency of Texas, Inc.

     Ameritex Insurance Services, Inc..

     Annuity Agency of Connecticut, Inc.

     Annuity Agency of New Jersey, Inc.

     Annuity Agency of New York, Inc.

     Baystate Investments, LLC

     Brazilian Power Development, LLC

     Britama Credit Sdn Bhd

     Britama Properties Sdn Bhd

     British American Investments Pte Ltd.

     Declaration Management & Research LLC

     EIF Equity Holdings LLC

     Energy Investors Fund II, LP

     Energy Investors Fund, LP

     Essex Agency of Ohio, Inc.

     Essex Agency of Texas, Inc.

     Essex Brokerage Services, Inc.

     Essex Corporation (NY)

     Essex Corporation of Illinois

     Essex Holding Company, Inc.

     Essex National Insurance Agency, Inc.

     Essex National Insurance Agency, Inc. (New York)

     Essex National Securities, Inc.

     First Signature Bank & Trust Company

     Frigate, LLC

     FSB Investment Services Corporation

     Fusion Clearing, Inc.

     Hancock Forest Management Limited

     Hancock Forest Management, Inc.

     Hancock Natural Resource Group Australia Pty Limited

     Hancock Natural Resource Group, Inc.

     Hancock Realty Investors Incorporated

     Hancock Venture Partners, Inc.

     HVP Special Purpose Sub I, Inc.

     HVP Special Purpose Sub II, Inc.

     HVP-Russia, Inc.

     Independence Declaration Holdings LLC

     Independence Investment Funding Corp.

     Independence Investment LLC

     Independence Management Holdings LLC

     JH Networking Insurance Agency, Inc.

     JHFS One Corp.

     John Hancock Advisers LLC

     John Hancock Assignment Company

     John Hancock Canadian Capital Limited

     John Hancock Canadian Corporation

     John Hancock Canadian Holdings Limited

     John Hancock Canadian LLC

     John Hancock Capital Corporation

     John Hancock Energy Resources Management Inc.

     John Hancock Financial Network, Inc.

     John Hancock Funds LLC

     John Hancock HealthPlans, Inc.

     John Hancock Insurance Company of Vermont

     John Hancock International Holdings, Inc.

     John Hancock International Services, S.A.

     John Hancock International, Inc.

     John Hancock Investment Management Services, LLC

     John Hancock Leasing Corporation

     John Hancock Life Insurance Company

     John Hancock Life Insurance Corporation

     John Hancock Management Company

     John Hancock Property and Casualty Holding Company

     John Hancock Real Estate Finance, Inc.

     John Hancock Realty Advisors, Inc.

     John Hancock Realty Management Inc.

     John Hancock Reassurance Company, Ltd.

     John Hancock Signature Services, Inc.

     John Hancock Subsidiaries LLC

     John Hancock Tianan Life Insurance Company

     John Hancock Timber Resource Corporation

     John Hancock Variable Life Insurance Company

     Knights Apparel, Inc.

     Long Term Care Partners LLC

     LR Company, LLC

     LVI, LLC

     Manulife Insurance (Malaysia) Berhad

     Manulife Insurance Company (formerly Investors Partner Life Ins. Co.)

     New Amsterdam Insurance Agency, Inc.

     Old Maritime Corporation

     P.T. Asuransi Jiwa John Hancock Indonesia

     P.T. Indras Insan Jaya Utama

     Performance Annuity Insurance Agency

     Project Finance Fund III, L.P.

     Provident Insurance Center, Inc.

     PTPC Investor LLC

     Riverside Agency, Inc.

     San Jacinto Insurance Agency, Inc.

     Signator Insurance Agency, Inc.

     Signator Investors, Inc.

     Signature Fruit (Tomato) Inc.

     Signature Fruit Company, LLC

     Signature Holdings, Inc (Philippines)

     Signature Management Co., Ltd.

     SNB Annuity Brokerage, Inc. d/b/a Correspondent Insurance Agency of New
   York

     Sovereign Asset Management Corporation

     Sovereign Asset Management LLC

     The Beard Company

     The Berkeley Financial Group LLC

     The E-Software House Sdn Bhd

     UNB Financial Services, Inc. d/b/a HTI Agency


Item 30. Indemnification

     Pursuant to Article 8 of John Hancock's Bylaws and Chapter 156B, Section 67 of the Massachusetts Business Corporation Law, John Hancock indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of John Hancock.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 31. Principal Underwriter

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.


Name of Investment Company ........................      Capacity in Which Acting
John Hancock Variable Life Separate Account S .....      Principal Underwriter
John Hancock Variable Life Separate Account U .....      Principal Underwriter
John Hancock Variable Life Separate Account V .....      Principal Underwriter
John Hancock Variable Life Separate Account UV ....      Principal Underwriter
John Hancock Variable Annuity Separate Account I ..      Principal Underwriter
John Hancock Variable Annuity Separate Account JF .      Principal Underwriter
John Hancock Variable Annuity Separate Account U ..      Principal Underwriter
John Hancock Variable Annuity Separate Account V ..      Principal Underwriter
John Hancock Variable Annuity Separate Account H ..      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A ................................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N ................................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H ................................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I ................................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J ................................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K ................................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M ................................      Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B ................................      Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A ................................      Principal Underwriter

     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and officers of JHD LLC.


Name                                   Title
---------------------------------      -----------------------------------------------------------
Marc Costantini* ................      Chairman
Steve Finch**** .................      President and Chief Executive Officer
Kevin Hill * ....................      Senior Vice President, U.S. Annuities and Managed Accounts
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher Walker**** ..........      Vice President and Chief Compliance Officer
Marc Costantini* ................      Chairman
Steve Finch**** .................      President and CEO
Peter Copestake***** ............      Vice President and Treasurer
James C. Hoodlet*** .............      Secretary and General Counsel
Kevin Hill* .....................      Senior Vice President, U.S. Annuities and Managed Accounts
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher M. Walker**** .......      Vice President and Chief Compliance Officer
Brian Collins**** ...............      Vice President, U.S. Taxation
Philip Clarkson*** ..............      Vice President, U.S. Taxation
Jeffrey H. Long* ................      Chief Financial Officer and Financial Operations Principal
David Crawford**** ..............      Assistant Secretary

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Clarendon Street, Boston, MA 02116

****Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

     (c) John Hancock Distributors, LLC


     The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).


Item 32. Location of Accounts and Records

     The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (at the same address), in its capacity as Registrant's depositor keeps all other records required by Section 31 (a) of the Act.


Item 33. Management Services

     All management services contracts are discussed in Part A or Part B.


Item 34. Fee Representation

     John Hancock Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of the 27th day of April, 2006.

                           JOHN HANCOCK VARIABLE LIFE
                              SEPARATE ACCOUNT UV
                                  (Registrant)

                      JOHN HANCOCK LIFE INSURANCE COMPANY


                          By: /s/ John D. DesPrez III
                              ------------------
                              John D. DesPrez III
                                    Chairman

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                  (Depositor)

                          By: /s/ John D. DesPrez III
                              ------------------
                              John D. DesPrez III

                                    Chairman

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration
Statement has been signed by the following persons in the capacities indicated as of the 27th day of April, 2006.


Signatures                            Title
/s/ Patrick Gill                      Senior Vice President and Controller
------------------------------
Patrick Gill
/s/ Marc Costantini                   Director, Senior Vice President and Chief Financial Officer
------------------------------
Marc Costantini
*                                     Director
------------------------------
John D. DesPrez III
*                                     Director
------------------------------
James R. Boyle
*                                     Director
------------------------------
Jonathan Chiel
*                                     Director
------------------------------
Robert A. Cook
*                                     Director
------------------------------
Warren A. Thomson
/s/James C. Hoodlet
------------------------------
James C. Hoodlet

Pursuant to Power of Attorney